Execution Version FIRST AMENDMENT TO FINANCING AGREEMENT This FIRST AMENDMENT TO FINANCING AGREEMENT, dated as of April 20, 2026 (this “First Amendment”), is entered into among DIGITAL TURBINE, INC., a Delaware corporation (the "Parent"), each subsidiary of the Parent listed as a “Borrower” on the signature pages hereto (together with the Parent and each other Person that executes a joinder agreement and becomes a “Borrower” under the Financing Agreement referenced below, each a “Borrower” and collectively, the “Borrowers”), each subsidiary of the Parent listed as a “Guarantor” on the signature pages hereto (together with each other Person that executes a joinder agreement and becomes a “Guarantor” under the Financing Agreement, each a “Guarantor” and collectively, the “Guarantors”), the Lenders party hereto, Blue Torch Finance LLC, a Delaware limited liability company (“Blue Torch”), as collateral agent for the Lenders (in such capacity, together with its permitted successors and assigns in such capacity, the “Collateral Agent”), and Blue Torch, as administrative agent for the Lenders (in such capacity, together with its permitted successors and assigns in such capacity, the “Administrative Agent” and together with the Collateral Agent, each an “Agent” and collectively, the “Agents”). W I T N E S S E T H: WHEREAS, Borrowers, certain of the Guarantors, the lenders from time to time party thereto (each a “Lender” and collectively, the “Lenders”), and Agents previously entered into that certain Financing Agreement dated as of August 29, 2025 (as amended, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Financing Agreement” and as amended pursuant to this First Amendment and as otherwise amended, supplemented or otherwise modified from time to time thereafter, the “Financing Agreement”); and WHEREAS, the Loan Parties have requested that the Agents and the Lenders party hereto, which collectively constitute Required Lenders under the Existing Financing Agreement, amend certain provisions of the Financing Agreement, and, subject to the satisfaction of the conditions set forth herein, the Agents and the Lenders party hereto are willing to do so, on the terms and subject to the conditions of this First Amendment. NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties hereto, intending to be legally bound hereby, agree as follows: 1. Definitions. Except as otherwise defined in this First Amendment, terms defined in the Financing Agreement are used herein as defined therein. 2. Amendments to Financing Agreement. (a) Effective as of the First Amendment Effective Date, the Existing Financing Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: stricken text) and to add the bold and double-underlined text (indicated textually in the same manner as the following example: bold and double-underlined text) as set

-2- forth on the pages of the Financing Agreement attached as Exhibit A hereto. For the avoidance of doubt, unless attached as an exhibit hereto, all schedules exhibits and other attachments to the Existing Financing Agreement shall remain unchanged. 3. Conditions to Effectiveness. This First Amendment shall become effective on the date when each of the following conditions shall have been satisfied (or waived) (the “First Amendment Effective Date”): (a) The Agents shall have received: (i) counterparts of this First Amendment duly executed by each party hereto; (ii) an amended and restated Fee Letter, duly executed by each party thereto, in form and substance satisfactory to the Agents; (iii) a certificate of an Authorized Officer of each Loan Party (other than the Israeli Loan Parties), certifying (A) as to copies of the Governing Documents of such Loan Party, together with all amendments thereto (including, without limitation, a true and complete copy of the charter, certificate of formation, certificate of limited partnership or other publicly filed organizational document of each Loan Party certified as of a recent date not more than 30 days prior to the First Amendment Effective Date by an appropriate official of the jurisdiction of organization of such Loan Party which shall set forth the same complete name of such Loan Party as is set forth herein and the organizational number of such Loan Party, if an organizational number is issued in such jurisdiction), (B) as to a copy of the resolutions or written consents of such Loan Party authorizing the execution, delivery and performance by such Loan Party of this First Amendment and the execution and delivery of the other documents to be delivered by such Person in connection herewith, (C) the names and true signatures of the representatives of such Loan Party authorized to sign this First Amendment and each other Loan Document, together with evidence of the incumbency of such authorized officers (or certifying as to no change since last delivered to the Agents on the Effective Date) and (D) as to the matters set forth in Sections 3(b) and 3(c) below; and (iv) a certificate of an Authorized Officer of each Israeli Loan Party, in each case, certifying: (A) its Governing Documents; (B) as to a copy of the board resolutions of such Loan Party: (i) authorizing the execution, delivery and performance by such Loan Party of this First Amendment and the execution and delivery of the other documents to be delivered by such Person in connection herewith; and (ii) certifying, pursuant to sections 256(d) and 282 of the Israeli Companies Law, that all approvals, as required under the Israeli Companies Law (including, without limitation, under sections 255, 270-272 and Section 277 thereof) and its Governing Documents, have been duly obtained for the transactions contemplated by this First Amendment and such other documents to be delivered by such Person in connection herewith, (C) the names and true signatures of the representatives of such Loan Party authorized to sign this First Amendment and each other Loan Document, together with evidence of the incumbency of such authorized officers and (D) as to the matters set forth in Sections 3(b) and 3(c) below;

-3- (b) After giving effect to this First Amendment and the transactions contemplated hereby, the representations and warranties of Parent and each other Loan Party contained in Section 8 of this First Amendment and in Article VI of the Financing Agreement and in each other Loan Document shall be true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality) on and as of the date hereof as though made on and as of such date, except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations or warranties shall be true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality) on and as of such earlier date); (c) No Default or Event of Default shall have occurred and be continuing on the First Amendment Effective Date or will result from this First Amendment becoming effective in accordance with its terms; (d) The Borrowers shall have paid to the Administrative Agent, for the ratable benefit of the Term Loan A Lenders and the Term Loan B Lenders, an amendment fee equal to $5,000,000 (the “Amendment Fee”), which Amendment Fee shall be fully earned, due and payable on the First Amendment Effective Date; and (e) The Borrowers shall have paid all reasonable and documented out-of-pocket costs and expenses incurred by the Lenders and the Agents in connection with the preparation, negotiation, execution and delivery of this First Amendment pursuant to Section 12.04 of the Financing Agreement (including, without limitation, the reasonable and documented out-of-pocket fees and expenses of Paul Hastings LLP as counsel to the Agents and the Lenders) to the extent invoiced on or prior to the First Amendment Effective Date. 4. Reference to the Effect on the Loan Documents. (a) Each reference in the Financing Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import and each reference in the other Loan Documents to the Financing Agreement (including, without limitation, by means of words like “thereunder,” “thereof” and words of like import), shall mean and be a reference to the Financing Agreement as amended by this First Amendment. (b) Except as expressly amended hereby, all of the terms and provisions of the Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed. (c) The execution, delivery and effectiveness of this First Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders, the Loan Parties or the Agents under any of the Loan Documents, nor constitute a waiver or amendment of any other provision of any of the Loan Documents or for any purpose except as expressly set forth herein. 5. Reaffirmation. The Loan Parties hereby consent to this First Amendment and acknowledge and agree that, notwithstanding the execution and delivery of this First Amendment, the Loan Documents remain

-4- in full force and effect and the security interest granted by the Guarantors under the Loan Documents shall secure all Obligations, and the rights and remedies of the Agents thereunder and the obligations and liabilities of the Loan Parties thereunder, in each case, as have been amended by this First Amendment, remain in full force and effect and shall not be affected, impaired or discharged hereby. This First Amendment does not constitute a novation of the Financing Agreement. 6. Execution in Counterparts. This First Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this First Amendment by telecopier or electronic mail shall be equally as effective as delivery of an original executed counterpart of this First Amendment. Any party delivering an executed counterpart of this First Amendment by telecopier or electronic mail also shall deliver an original executed counterpart of this First Amendment but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this First Amendment. The words “execution,” “signed,” “signature,” and words of like import in this First Amendment shall be deemed to include electronic signatures or electronic records each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signature in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. 7. Release. (a) Each of the Loan Parties (on behalf of itself and its Affiliates) for itself and for its successors in title and assignees and, to the extent the same is claimed by right of, through or under any of the Loan Parties, for its past, present and future employees, agents, representatives (other than legal representatives), officers, directors, shareholders, and trustees (each, a “Releasing Party” and collectively, the “Releasing Parties”), does hereby release and discharge, and shall be deemed to have forever released and discharged, the Administrative Agent, Collateral Agent and each of the Lenders in their respective capacities as such under the Loan Documents, and the Administrative Agent’s, Collateral Agent’s and each Lender’s respective successors-in-title, legal representatives and assignees, past, present and future officers, directors, affiliates, shareholders, trustees, agents, employees, consultants, experts, advisors, attorneys and other professionals and all other persons and entities to whom the Administrative Agent, Collateral Agent and each of the Lenders or any of their respective successors-in-title, legal representatives and assignees, past, present and future officers, directors, affiliates, shareholders, trustees, agents, employees, consultants, experts, advisors, attorneys and other professionals would be liable if such persons or entities were found to be liable to any Releasing Party or any of them (collectively, hereinafter the “Releasees”), from any and all manner of action and actions, cause and causes of action, claims, charges, demands, counterclaims, crossclaims, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, rights of setoff and recoupment, controversies, damages, judgments, expenses, executions, liens, claims of liens, claims of costs,

-5- penalties, attorneys’ fees, or any other compensation, recovery or relief on account of any liability, obligation, demand or cause of action of whatever nature, whether in law, equity or otherwise, whether known or unknown, fixed or contingent, joint and/or several, secured or unsecured, due or not due, primary or secondary, liquidated or unliquidated, contractual or tortious, direct, indirect, or derivative, asserted or unasserted, foreseen or unforeseen, suspected or unsuspected, now existing, heretofore existing or which may hereafter accrue against any of the Releasees, and which are, in each case, based on any act, fact, event or omission or other matter, cause or thing occurring at any time prior to or on the date hereof in any way, directly or indirectly arising out of, connected with or relating to the Financing Agreement or any other Loan Document and the transactions contemplated thereby, and all other agreements, certificates, instruments and other documents and statements (whether written or oral) related to any of the foregoing (each, a “Claim” and collectively, the “Claims”); provided, that, no Releasing Party shall have any obligation with respect to Claims to the extent (x) such Claims are determined by a final non-appealable judgment of a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of any Releasee or (y) such Claims arise from any dispute that is among Releasees (other than any dispute involving claims against the Agents in their respective capacities as such) that a court of competent jurisdiction has determined in a final non-appealable judgment did not involve actions or omissions of any Loan Party or any of their respective Affiliates. Each Releasing Party further stipulates and agrees with respect to all Claims, that it hereby waives, to the fullest extent permitted by applicable law, any and all provisions, rights, and benefits conferred by any applicable U.S. federal or state law, or any principle of common law, that would otherwise limit a release or discharge of any unknown Claims pursuant to this Section 7. (b) Each of the Loan Parties, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably, covenants and agrees with and in favor of each Releasee that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any Claim released and discharged by any Loan Party pursuant to Section 7(a) hereof. If any Loan Party or any of its successors, assigns or other legal representatives violates the foregoing covenant, the Loan Parties, each for itself and its successors, assigns and legal representatives, agrees to pay, in addition to such other damages as any Releasee may sustain as a result of such violation, all reasonable and documented out-of- pocket attorneys’ fees and costs incurred by any Releasee as a result of such violation to the extent required pursuant to Section 12.04 of the Financing Agreement. 8. Representations and Warranties. Each Loan Party represents and warrants that, as of the First Amendment Effective Date, (i) the execution, delivery and performance by each Loan Party of this First Amendment have been duly authorized by all necessary action, (ii) no Default or Event of Default has occurred and is continuing or will result from this First Amendment becoming effective in accordance with its terms, (iii) this First Amendment has been duly executed and delivered by the Loan Parties, and is the legal, valid and binding obligation of each Loan Party, enforceable against such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity and (iv) after giving effect to this First Amendment and the transactions contemplated hereby, each of the representations and warranties contained in Article VI of the Financing Agreement and in each other Loan Document

-6- are true and correct in all material respects (other than those representations and warranties that are expressly qualified by a Material Adverse Effect or other materiality, in which case such representations and warranties shall be true and correct in all respects) as though made on and as of the First Amendment Effective Date, except to the extent that any such representation or warranty expressly relates solely to an earlier date (in which case such representation or warranty shall be true and correct in all material respects (other than those representations and warranties that are expressly qualified by a Material Adverse Effect or other materiality, in which case such representations and warranties shall be true and correct in all respects) on and as of such earlier date). 9. Governing Law. THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK. Section 12.10 of the Financing Agreement shall apply to this First Amendment, mutatis mutandis. 10. Section Titles. Section headings herein are included for convenience of reference only and shall not affect the interpretation of this First Amendment or any other Loan Document. 11. Severability. Any provision of this First Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction. 12. Successors. The terms of this First Amendment shall be binding upon and inure to the benefit of each Loan Party, each Agent and each Lender, and their respective successors and permitted assigns. 13. Waiver of Jury Trial. EACH LOAN PARTY, EACH AGENT AND EACH LENDER HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM CONCERNING ANY RIGHTS UNDER THIS FIRST AMENDMENT OR ARISING FROM ANY FINANCING RELATIONSHIP EXISTING IN CONNECTION WITH THIS FIRST AMENDMENT, AND AGREES THAT ANY SUCH ACTION, PROCEEDINGS OR COUNTERCLAIM SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. EACH LOAN PARTY CERTIFIES THAT NO OFFICER, REPRESENTATIVE, AGENT OR ATTORNEY OF ANY AGENT OR ANY LENDER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT ANY AGENT OR ANY LENDER WOULD NOT, IN THE EVENT OF ANY ACTION, PROCEEDING OR COUNTERCLAIM, SEEK TO ENFORCE THE FOREGOING WAIVERS. EACH LOAN PARTY HEREBY ACKNOWLEDGES THAT THIS

-7- PROVISION IS A MATERIAL INDUCEMENT FOR THE AGENTS AND THE LENDERS ENTERING INTO THIS FIRST AMENDMENT. 14. Loan Document. This First Amendment shall constitute a “Loan Document” for all purposes under the Financing Agreement. 15. Agent Instruction. Each of the undersigned Lenders, by its execution hereof, authorizes and directs the Agents to execute and deliver this First Amendment upon the satisfaction of the conditions precedent described above (which shall be conclusively evidenced by such Lender’s execution hereof). [SIGNATURE PAGES FOLLOW]

[Signature Page to First Amendment to Financing Agreement] IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed by their respective officers thereunto duly authorized, as of the date first written above. Borrower: DIGITAL TURBINE, INC. By:__/s/ Stephen Lasher______________________ Name: Stephen Lasher Title: Chief Financial Officer

[Signature Page to First Amendment to Financing Agreement] Guarantors: MOBILE POSSE, INC. By:__/s/ Stephen Lasher______________________ Name: Stephen Lasher Title: Vice President, Chief Financial Officer and Secretary ADCOLONY, INC. By:__/s/ Stephen Lasher______________________ Name: Stephen Lasher Title: Vice President, Chief Financial Officer and Secretary ADCOLONY HOLDINGS US, INC. By:__/s/ Stephen Lasher______________________ Name: Stephen Lasher Title: Vice President, Chief Financial Officer and Secretary DT ONE APP STORE, INC. By:__/s/ Stephen Lasher______________________ Name: Stephen Lasher Title: Vice President, Chief Financial Officer and Secretary DIGITAL TURBINE MEDIA, INC. By:__/s/ Stephen Lasher______________________ Name: Stephen Lasher Title: Vice President, Chief Financial Officer and Secretary

[Signature Page to First Amendment to Financing Agreement] DIGITAL TURBINE USA, INC. By:__/s/ Stephen Lasher______________________ Name: Stephen Lasher Title: Vice President, Chief Financial Officer and Secretary DIGITAL TURBINE GMBH By:__/s/ Stephen Lasher______________________ Name: Stephen Lasher Title: Managing Director FYBER B.V. By:__/s/ Stephen Lasher______________________ Name: Stephen Lasher Title: Managing Director TRIAPODI LTD. By:__/s/ William G. Stone III________ Name: William G. Stone III Title: Director DIGITAL TURBINE (EMEA) LTD. By:__/s/ William G. Stone III________ Name: William G. Stone III Title: Director DIGITAL TURBINE (IL) LTD. By:__/s/ William G. Stone III________ Name: William G. Stone III Title: Director

[Signature Page to First Amendment to Financing Agreement] Collateral Agent and Administrative Agent: BLUE TORCH FINANCE LLC By:___/s/ Kevin Genda__________________ Name: Kevin Genda Title: Authorized Signatory

[Signature Page to First Amendment to Financing Agreement] Lenders: BLUE TORCH CREDIT OPPORTUNITIES FUND III LP By: Blue Torch Credit Opportunities GP III LLC, its general partner By: KPG BTC Management LLC, its sole member By: Kevin Genda Managing Member BLUE TORCH CREDIT OPPORTUNITIES UNLEVERED FUND III LP By: Blue Torch Credit Opportunities GP III LLC, its general partner KPG BTC Management LLC, its managing member By: ___________________________________ Kevin Genda Managing Member BLUE TORCH CREDIT OPPORTUNITIES FUND IV LP By: Blue Torch Credit Opportunities GP IV LLC, its general partner By: KPG BTC Management LLC, its sole member By: ___________________________________ Kevin Genda Managing Member BTC HOLDINGS SBAF FUND LLC By: Blue Torch Credit Opportunities SBAF Fund LP, its sole member By: Blue Torch Credit Opportunities SBAF GP LLC, its general partner By: KPG BTC Management LLC, its sole member By: ___________________________________ Kevin Genda Managing Member

[Signature Page to First Amendment to Financing Agreement] BTC HOLDINGS KRS FUND LLC By: Blue Torch Credit Opportunities KRS Fund LP, its sole member By: Blue Torch Credit Opportunities KRS GP LLC, its general partner By: KPG BTC Management LLC, its sole member By: ___________________________________ Kevin Genda Managing Member BTC HOLDINGS FUND III LLC By: Blue Torch Credit Opportunities Fund III LP, its Sole Member By: Blue Torch Credit Opportunities GP III LLC, its General Partner By: KPG BTC Management LLC, its sole member By: ___________________________________ Kevin Genda Managing Member BTC HOLDINGS SBAF FUND-B LLC By: Blue Torch Credit Opportunities SBAF Fund LP, its sole member By: Blue Torch Credit Opportunities SBAF GP LLC, its general partner By: KPG BTC Management LLC, its sole member By: ___________________________________ Kevin Genda Managing Member BTC HOLDINGS FUND III-B LLC By: Blue Torch Credit Opportunities Fund III LP, its Sole Member By: Blue Torch Credit Opportunities GP III LLC, its General Partner By: KPG BTC Management LLC, its sole member By: ___________________________________ Kevin Genda Managing Member

[Signature Page to First Amendment to Financing Agreement] BLUE TORCH CREDIT OPPORTUNITIES KRS FUND LP By: Blue Torch Credit Opportunities KRS GP LLC, its general partner By: KPG BTC Management LLC, its sole member By: ___________________________________ Kevin Genda Managing Member BLUE TORCH CREDIT OPPORTUNITIES SBAF FUND LP By: Blue Torch Credit Opportunities SBAF GP LLC, its general partner By: KPG BTC Management LLC, its sole member By: ___________________________________ Kevin Genda Managing Member BTC OFFSHORE HOLDINGS FUND III-D LLC By: Blue Torch Offshore Credit Opportunities Master Fund III LP, its Sole Member By: Blue Torch Offshore Credit Opportunities GP III LLC, its General Partner By: KPG BTC Management LLC, its managing member By: ___________________________________ Kevin Genda Managing Member BTC OFFSHORE HOLDINGS FUND III-B LLC By: Blue Torch Offshore Credit Opportunities Master Fund III LP, its Sole Member By: Blue Torch Offshore Credit Opportunities GP III LLC, its General Partner By: KPG BTC Management LLC, its managing member By: ___________________________________ Kevin Genda Managing Member

[Signature Page to First Amendment to Financing Agreement] BLUE TORCH OFFSHORE CREDIT OPPORTUNITIES MASTER FUND III LP By: Blue Torch Offshore Credit Opportunities GP III LLC, its General Partner By: KPG BTC Management LLC, its managing member By: ___________________________________ Kevin Genda Managing Member BLUE TORCH OFFSHORE CREDIT OPPORTUNITIES MASTER FUND IV LP By: Blue Torch Offshore Credit Opportunities GP IV LLC, its General Partner By: KPG BTC Management LLC, its managing member By: ___________________________________ Kevin Genda Managing Member BLUE TORCH OFFSHORE CREDIT OPPORTUNITIES STRUCTURED MASTER FUND LP By: Blue Torch Credit Opportunities Structured Fund GP LLC, its General Partner By: KPG BTC Management LLC, its managing member By: ___________________________________ Kevin Genda Managing Member

[Signature Page to First Amendment to Financing Agreement] THE VARDE FUND XIV (MASTER), L.P. By:___ ______________________________ Name: Matthew Mach Title: Authorized Signatory VP DISLOCATION FUND II LP By:________________________________ Name: Matthew Mach Title: Authorized Signatory THE VARDE RAYA FUND BL-O LLC By:________________________________ Name: Matthew Mach Title: Authorized Signatory

Exhibit A Conformed Financing Agreement

LEGAL_US_E # 188864993.17191637427.14 Exhibit A Execution Version Conformed through First Amendment to Financing Agreement Dated as of April 20, 2026 FINANCING AGREEMENT Dated as of August 29, 2025 As amended by the First Amendment to Financing Agreement, dated as of April 20, 2026 by and among DIGITAL TURBINE, INC. as Parent, PARENT AND EACH SUBSIDIARY PARTY HERETO AS A BORROWER FROM TIME TO TIME, as Borrowers, EACH OTHER SUBSIDIARY OF THE PARENT PARTY HERETO FROM TIME TO TIME, as Guarantors, THE LENDERS FROM TIME TO TIME PARTY HERETO, as Lenders, and BLUE TORCH FINANCE LLC, as Administrative Agent and Collateral Agent

Table of Contents

Page

ARTICLE I DEFINITIONS; CERTAIN TERMS 1

Section 1.01. Definitions 1
Section 1.02. Terms Generally 60
Section 1.03. Certain Matters of Construction ..... ~~60~~61
Section 1.04. Accounting and Other Terms ..... ~~61~~62
Section 1.05. Time References 62
Section 1.06. Rates ..... ~~62~~63
Section 1.07. Obligation to Make Payments in Dollars 63
Section 1.08. Certain Calculations and Tests 63
Section 1.09. Divisions ..... ~~63~~64
Section 1.10. Certain Israeli Terms 64
Section 1.11. Certain German Terms 64
Section 1.12. Certain Dutch Terms 64

ARTICLE II THE LOANS ..... ~~64~~65

Section 2.01. Commitments ..... ~~64~~65
Section 2.02. Making the Loans 65
Section 2.03. Repayment of Loans; Evidence of Debt 66
Section 2.04. Interest 67
Section 2.05. Reduction of Commitment; Prepayment of Loans 68
Section 2.06. Fees 73
Section 2.07. SOFR Option; Suspension of SOFR Option; Benchmark Transition 74
Section 2.08. Funding Losses 78
Section 2.09. Taxes ..... ~~78~~79
Section 2.10. Increased Costs and Reduced Return 82
Section 2.11. Mitigation Obligations; Replacement of Lenders 83

ARTICLE III INTENTIONALLY OMITTED 84

ARTICLE IV APPLICATION OF PAYMENTS; DEFAULTING LENDERS; JOINT AND SEVERAL LIABILITY OF BORROWERS 84

Section 4.01. Payments; Computations and Statements 84
Section 4.02. Sharing of Payments 85
Section 4.03. Apportionment of Payments ..... ~~85~~86
Section 4.04. Defaulting Lenders 87
Section 4.05. Administrative Borrower; Joint and Several Liability of the Borrowers 88
Section 4.06. Equitably Subordinated Creditors 89

ARTICLE V CONDITIONS TO LOANS 90

Section 5.01. Conditions Precedent to Effectiveness 90
Section 5.02. [Reserved] ..... ~~94~~95
Section 5.03. Conditions Subsequent to Effectiveness ..... ~~94~~95

ARTICLE VI REPRESENTATIONS AND WARRANTIES 100

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Section 6.01. Representations and Warranties....100

ARTICLE VII COVENANTS OF THE LOAN PARTIES AND OTHER COLLATERAL MATTERS....110

Section 7.01. Affirmative Covenants....110
Section 7.02. Negative Covenants....122
Section 7.03. Financial Covenants....~~128~~129

ARTICLE VIII CASH MANAGEMENT ARRANGEMENTS AND OTHER COLLATERAL MATTERS....130

Section 8.01. Cash Management Arrangements....130

ARTICLE IX EVENTS OF DEFAULT....~~130~~131

Section 9.01. Events of Default....~~130~~131
Section 9.02. Cure Right....134

ARTICLE X AGENTS....~~134~~135

Section 10.01. Appointment....~~134~~135
Section 10.02. Nature of Duties; Delegation....~~135~~136
Section 10.03. Rights, Exculpation, Etc.....136
Section 10.04. Reliance....~~137~~138
Section 10.05. Indemnification....~~137~~138
Section 10.06. Agents Individually....138
Section 10.07. Successor Agent....138
Section 10.08. Collateral Matters....139
Section 10.09. Agency for Perfection....142
Section 10.10. No Reliance on any Agent's Customer Identification Program....142
Section 10.11. No Third Party Beneficiaries....~~142~~143
Section 10.12. No Fiduciary Relationship....~~142~~143
Section 10.13. Reports; Confidentiality; Disclaimers....143
Section 10.14. Collateral Custodian....~~143~~144
Section 10.15. [Reserved]....144
Section 10.16. [Reserved]....144
Section 10.17. Collateral Agent May File Proofs of Claim....144
Section 10.18. Erroneous Payments....144
Section 10.19. Parallel Debt....146
Section 10.20. German Security Documents....147

ARTICLE XI GUARANTY....149

Section 11.01. Guaranty....149
Section 11.02. Guaranty Absolute....~~149~~150
Section 11.03. Waiver....~~150~~151
Section 11.04. Continuing Guaranty; Assignments....151
Section 11.05. Subrogation....151
Section 11.06. Contribution....~~151~~152

ARTICLE XII MISCELLANEOUS....~~152~~153

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Section 12.01. Notices, Etc. ~~152~~153
Section 12.02. Amendments, Etc. 154
Section 12.03. No Waiver; Remedies, Etc. 157
Section 12.04. Expenses; Taxes; Attorneys' Fees 157
Section 12.05. Right of Set-off 158
Section 12.06. Severability ~~158~~159
Section 12.07. Assignments and Participations 159
Section 12.08. Counterparts 163
Section 12.09. Governing Law 163
Section 12.10. Consent to Jurisdiction; Service of Process and Venue ~~163~~164
Section 12.11. Waiver of Jury Trial, Etc. 165
Section 12.12. Consent by the Agents and Lenders 165
Section 12.13. No Party Deemed Drafter 165
Section 12.14. Reinstatement; Certain Payments ~~165~~166
Section 12.15. Indemnification; Limitation of Liability for Certain Damages 166
Section 12.16. Records 167
Section 12.17. Binding Effect 167
Section 12.18. Highest Lawful Rate 167
Section 12.19. Confidentiality 168
Section 12.20. Public Disclosure 170
Section 12.21. Integration 170
Section 12.22. USA PATRIOT Act 170
Section 12.23. Judgment Currency ~~170~~171
Section 12.24. Waiver of Immunity 171
Section 12.25. English Language 171
Section 12.26. [Reserved] ~~171~~172
Section 12.27. Acknowledgement and Consent to Bail-In of Affected Financial Institutions ~~171~~172
Section 12.28. Certain ERISA Matters 172

ARTICLE XIII ISRAELI PROVISIONS 173

Section 13.01. Financial Assistance 173

ARTICLE XIV GERMAN PROVISIONS ~~173~~174

Section 14.01. German Guarantee Limitation ~~173~~174

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LEGAL_US_E # 188864993.17 iv SCHEDULE AND EXHIBITS Schedule 1.01(A) Lenders and Lenders’ Commitments Schedule 1.01(B) Facilities; Fee Owned Real Estate; Mortgages Schedule 1.01(C) Immaterial Domestic Subsidiaries; Immaterial Foreign Subsidiaries Schedule 1.01(E) Permitted Intercompany Investments Schedule 5.03 Certain Foreign Subsidiaries Schedule 6.01(e) Capitalization; Subsidiaries Schedule 6.01(f) Litigation Schedule 6.01(i) ERISA Schedule 6.01(l) Nature of Business Schedule 6.01(p) Employee and Labor Matters Schedule 6.01(q) Environmental Matters Schedule 6.01(r) Insurance Schedule 6.01(u) Intellectual Property Schedule 6.01(v) Material Contracts Schedule 6.01(y) [Reserved] Schedule 7.02(a) Existing Liens Schedule 7.02(b) Existing Indebtedness Schedule 7.02(e) Existing Investments Schedule 7.02(k) Limitations on Dividends and Other Payment Restrictions Schedule 8.01 Cash Management Accounts Exhibit A Form of Joinder Agreement Exhibit B Form of Assignment and Acceptance Exhibit C Form of Notice of Borrowing Exhibit D Form of SOFR Notice Exhibit E Form of Compliance Certificate Exhibit F [Reserved] Exhibit G [Reserved] Exhibit 2.09(d) Forms of U.S. Tax Compliance Certificate

LEGAL_US_E # 188864993.17 FINANCING AGREEMENT Financing Agreement, dated as of August 29, 2025, by and among DIGITAL TURBINE, INC., a Delaware corporation (the “Parent”), each subsidiary of the Parent listed as a “Borrower” on the signature pages hereto (together with the Parent and each other Person that executes a joinder agreement and becomes a “Borrower” hereunder, each a “Borrower” and collectively, the “Borrowers”), each subsidiary of the Parent listed as a “Guarantor” on the signature pages hereto (together with each other Person that executes a joinder agreement and becomes a “Guarantor” hereunder, each a “Guarantor” and collectively, the “Guarantors”), the lenders from time to time party hereto (each a “Lender” and collectively, the “Lenders”), Blue Torch Finance LLC, a Delaware limited liability company (“Blue Torch”), as collateral agent for the Lenders (in such capacity, together with its permitted successors and assigns in such capacity, the “Collateral Agent”), and Blue Torch, as administrative agent for the Lenders (in such capacity, together with its permitted successors and assigns in such capacity, the “Administrative Agent” and together with the Collateral Agent, each an “Agent” and collectively, the “Agents”). RECITALS The Borrowers have asked the Lenders to extend credit to the Borrowers consisting of (a) a Term Loan A (as hereinafter defined) in the aggregate principal amount of $285,000,000, (b) a Term Loan B (as hereinafter defined) in the aggregate principal amount of $90,000,000 and (c) a Term Loan C (as hereinafter defined) in the aggregate principal amount of $55,000,000. The proceeds of the Term Loan A, Term Loan B and Term Loan C shall be used to refinance existing indebtedness of the Borrowers, for general corporate purposes of the Borrowers and to pay fees and expenses related to this Agreement. The Lenders are severally, and not jointly, willing to extend such credit to the Borrowers subject to the terms and conditions hereinafter set forth. In consideration of the premises and the covenants and agreements contained herein, the parties hereto agree as follows: ARTICLE I DEFINITIONS; CERTAIN TERMS Section 1.01. Definitions. As used in this Agreement, the following terms shall have the respective meanings indicated below: “Account Debtor” means, with respect to any Person, each debtor, customer or obligor in any way obligated on or in connection with any Account of such Person. “Acquisition” means the acquisition (whether by means of a merger, consolidation or otherwise) of all of the Equity Interests of any Person or all or substantially all of the assets of (or any division or business line of) any Person. “Action” has the meaning specified therefor in Section 12.12. “Additional Amount” has the meaning specified therefor in Section 2.09(a).

LEGAL_US_E # 188864993.17 2 “Administrative Agent” has the meaning specified therefor in the preamble hereto. “Administrative Agent’s Accounts” means one or more accounts designated by the Administrative Agent at a bank designated by the Administrative Agent from time to time as the accounts into which the Loan Parties shall make all payments to the Administrative Agent for the benefit of the Agents and the Lenders under this Agreement and the other Loan Documents. “Administrative Borrower” has the meaning specified therefor in Section 4.05. “Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution. “Affiliate” means, with respect to any Person, any other Person that directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such Person. For purposes of this definition, “control” of a Person means the power, directly or indirectly, either to (a) vote 10% or more of the Equity Interests having ordinary voting power for the election of members of the Board of Directors of such Person or (b) direct or cause the direction of the management and policies of such Person whether by contract or otherwise. Notwithstanding anything herein to the contrary, in no event shall any Agent or any Lender be considered an “Affiliate” of any Loan Party. “After Acquired Property” has the meaning specified therefor in Section 6.01(a). “Agent” and “Agents” have the respective meanings specified therefor in the preamble hereto. “Agreement” means this Financing Agreement, including all amendments, restatements, amendments and restatements, modifications and supplements and any exhibits or schedules to any of the foregoing, and shall refer to this Agreement as the same may be in effect at the time such reference becomes operative. “Anti-Corruption Laws” means all Requirements of Law concerning or relating to bribery or corruption, including, without limitation, the United States Foreign Corrupt Practices Act of 1977, as amended (the “FCPA”), the UK Bribery Act of 2010, Sections 290-291A of the Israeli Penal Law, 1977, as amended, and the anti-bribery and anti-corruption laws and regulations of those jurisdictions in which the Loan Parties or any of their Subsidiaries do business. “Anti-Money Laundering Laws” means all Requirements of Law concerning or relating to money laundering, any predicate crime thereto, or any financial record keeping and reporting requirements related thereto, including, without limitation, the Money Laundering Control Act of 1986, the Currency and Foreign Transactions Reporting Act (also known as the Bank Secrecy Act), as amended by the USA PATRIOT Act, any orders issued by the Financial Crimes Enforcement Network, and any other similar Requirements of Law with jurisdiction over any party to this Agreement. “Applicable Margin” means, as of any date of determination, with respect to the interest rate of any Term Loan (or any portion thereof):

LEGAL_US_E # 188864993.17 3 (a) From the Effective Date until the date on which the Administrative Agent has received the certificate of an Authorized Officer of the Parent in accordance with Section 7.01(a)(iv) with respect to the Test Period ending December 31, 2025 (the “Initial Applicable Margin Period”), the relevant Applicable Margin shall be set at Level I in the table below. (b) After the Initial Applicable Margin Period, the relevant Applicable Margin shall be set at the respective level indicated below based upon the Leverage Ratio set forth opposite thereto, which ratio shall be calculated as of the end of the most recent Test Period for which a certificate of an Authorized Officer of the Parent is received (or is required to have been received by) by the Agents and the Lenders in accordance with Section 7.01(a)(iv): Level Leverage Ratio Reference Rate Loans SOFR Loans Term Loan A Term Loan B Term Loan C Term Loan A Term Loan B Term Loan C I Greater than or equal to 3.50 to 1:00 7.00% 7.00% 7.00% 8.00% 8.00% 8.00% II Less than 3.50 to 1:00 6.50% 7.00% 7.00% 7.50% 8.00% 8.00% (c) Subject to clause (d) below, the adjustment of the Applicable Margin (if any) will occur 2 Business Days after the date the Administrative Agent receives the quarterly financial statements and a certificate of an Authorized Officer of the Parent in accordance with Section 7.01(a)(ii) and Section 7.01(a)(iv). (d) Notwithstanding the foregoing: (i) the Applicable Margin shall be set at Level I in the table above (x) upon the occurrence and during the continuation of an Event of Default, or (y) if for any period, the Administrative Agent does not receive the financial statements and certificates described in clause (c) above, for the period commencing on the date such financial statements and certificate were required to be delivered through the date on which such financial statements and certificate are actually received by the Administrative Agent and the Lenders; and (ii) in the event that any financial statement or certificate described in clause (c) above is inaccurate (regardless of whether this Agreement or any Commitments are in effect when such inaccuracy is discovered), and such inaccuracy, if corrected, would have led to the application of a higher Applicable Margin for any fiscal period, then the Applicable Margin for such fiscal period shall be adjusted retroactively (to the effective date of the determination of the Applicable Margin that was based upon the delivery of such inaccurate financial statement or certificate) to reflect the correct Applicable Margin, and the Borrowers shall promptly make payments to the Agents and the Lenders to reflect such adjustment. “Applicable Premium” means: (a) as of the date of the occurrence of an Applicable Premium Trigger Event specified in clause (c), (d) or (e) of the definition thereof: (i) during the period from and after the Effective Date up to and including the date that is the first anniversary of the Effective Date (the “First Period”), an amount

LEGAL_US_E # 188864993.17 4 equal to the sum of (A) the Make-Whole Amount plus (B) 5.00% times the aggregate principal amount of the Term Loan A outstanding on the date of such Applicable Premium Trigger Event; (ii) during the period after the First Period up to and including the date that is the second anniversary of the Effective Date (the “Second Period”), an amount equal to 2.00% times the aggregate principal amount of the Term Loan A outstanding on the date of such Applicable Premium Trigger Event; and (iii) thereafter, zero; and (b) as of the date of the occurrence of an Applicable Premium Trigger Event specified in clause (b) of the definition thereof: (i) during the First Period, an amount equal to the sum of (A) the Make- Whole Amount plus (B) 5.00% times the aggregate principal amount of the Term Loan A being paid on the date of such Applicable Premium Trigger Event; (ii) during the Second Period, an amount equal to 2.00% times the aggregate principal amount of the Term Loan A being paid on the date of such Applicable Premium Trigger Event; and (iii) thereafter, zero. “Applicable Premium Trigger Event” means (a) [reserved]; (b) any payment by any Loan Party of all, or any part, of the principal balance of any Term Loan A for any reason (including, without limitation, any optional prepayment or mandatory prepayment other than (x) any prepayment made pursuant to Section 2.05(c)(i) or Section 2.05(c)(iv) and (y) any regularly scheduled amortization payment made pursuant to the first sentence of Section 2.03(b)(i)) whether before or after (i) the occurrence of an Event of Default, or (ii) the commencement of any Insolvency Proceeding, and notwithstanding any acceleration (for any reason) of the Obligations; (c) the acceleration of the Obligations for any reason, including, without limitation, acceleration in accordance with Section 9.01, including as a result of the commencement of an Insolvency Proceeding and including in the event the Obligations are reinstated pursuant to Section 1124 of the Bankruptcy Code; (d) the satisfaction, release, payment, restructuring, reorganization, replacement, reinstatement, defeasance or compromise of any of the Obligations in any Insolvency Proceeding, foreclosure (whether by power of judicial proceeding or otherwise) or deed in lieu of foreclosure or the making of a distribution of any kind in any Insolvency Proceeding to any Agent, for the account of the Lenders in full or partial satisfaction of the Obligations; or (e) the termination of this Agreement for any reason.

LEGAL_US_E # 188864993.17 5 “Assignment and Acceptance” means an assignment and acceptance entered into by an assigning Lender and an assignee, and accepted by the Collateral Agent (and the Administrative Agent, if applicable), in accordance with Section 12.07 hereof and substantially in the form of Exhibit B hereto or such other form acceptable to the Collateral Agent. “Assignment of Business Interruption Insurance Policy” means that certain Assignment of Business Interruption Insurance Policy as Collateral Security (or such similarly named policy), to be made by the applicable Loan Party in favor of the Collateral Agent, in form and substance reasonably satisfactory to the Collateral Agent. “Authorized Officer” means, with respect to any Person, the chief executive officer, chief operating officer, chief financial officer, controller, director, president, secretary, treasurer or other financial officer performing similar functions, president or executive vice president, vice president, manager (or sole member if such Person that is a limited liability company does not have a director or a manager), company secretary, secretary or assistant secretary of such Person or any other officer of such Person designated as an “Authorized Officer” by any of the foregoing officers of such Person. “Available Tenor” means, as of any date of determination and with respect to the then-current Benchmark, as applicable, (x) if such Benchmark is a term rate, any tenor for such Benchmark (or component thereof) that is or may be used for determining the length of an interest period pursuant to this Agreement or (y) otherwise, any payment period for interest calculated with reference to such Benchmark (or component thereof) that is or may be used for determining any frequency of making payments of interest calculated with reference to such Benchmark pursuant to this Agreement, in each case, as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of “Interest Period” pursuant to Section 2.07. “Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution. “Bail-In Legislation” means (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation, rule or requirement for such EEA Member Country from time to time that is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings). “Bankruptcy Code” means Title 11 of the United States Code, as amended from time to time and any successor statute or any similar federal or state law for the relief of debtors. “Benchmark” means, initially, the Term SOFR Reference Rate; provided that if a Benchmark Transition Event has occurred with respect to the Term SOFR Reference Rate or the

LEGAL_US_E # 188864993.17 6 then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 2.07(h)(i). “Benchmark Replacement” means, with respect to any Benchmark Transition Event, the sum of: (a) the alternate benchmark rate that has been selected by the Administrative Agent in consultation with the Administrative Borrower giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement to the then-current Benchmark for Dollar-denominated syndicated credit facilities at such time and (b) the related Benchmark Replacement Adjustment; provided that, if such Benchmark Replacement as so determined would be less than the Floor, such Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents. “Benchmark Replacement Adjustment” means, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement, the spread adjustment for each applicable Interest Period, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent in consultation with the Administrative Borrower giving due consideration to (i) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for Dollar-denominated syndicated credit facilities at such time. “Benchmark Replacement Date” means the earliest to occur of the following events with respect to the then-current Benchmark: (a) in the case of clause (a) or (b) of the definition of “Benchmark Transition Event,” the later of (1) the date of the public statement or publication of information referenced therein and (2) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof); or (b) in the case of clause (c) of the definition of “Benchmark Transition Event,” the first date on which all Available Tenors of such Benchmark (or the published component used in the calculation thereof) have been determined and announced by the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be non-representative; provided that such non-representativeness will be determined by reference to the most recent statement or publication referenced in such clause (c) and even if any Available Tenor of such Benchmark (or such component thereof) continues to be provided on such date. For the avoidance of doubt, the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (a) or (b) with respect to any Benchmark upon the occurrence of the applicable

LEGAL_US_E # 188864993.17 7 event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof). “Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark: (a) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); (b) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Federal Reserve Board, the Federal Reserve Bank of New York, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); or (c) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that all Available Tenors of such Benchmark (or such component thereof) are not, or as of a specified future date will not be, representative. For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof). “Benchmark Unavailability Period” means, the period (if any) (a) beginning at the time that a Benchmark Replacement Date has occurred if, at such time, no Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 2.07(g) and (b) ending at the time that a Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 2.07(g). “Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230. “Benefit Plan” means any (i) “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (ii) “plan” as defined in and subject to Section 4975 of the Code, or (iii) Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes

LEGAL_US_E # 188864993.17 8 of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan.” “Blue Torch” has the meaning specified therefor in the preamble hereto. “Board” means the Board of Governors of the Federal Reserve System of the United States (or any successor). “Board of Directors” means with respect to (a) any corporation, the board of directors of the corporation or any committee thereof duly authorized to act on behalf of such board, (b) a partnership, the board of directors, board of managers or equivalent governing body of the general partner of the partnership, (c) a limited liability company, the managing member or members or any controlling committee, board of directors or board of managers (or equivalent governing body) of such company or the sole member or the managing member thereof, and (d) any other Person, entity, individual, board or committee of such Person serving a similar function. “Borrower” and “Borrowers” have the respective meanings specified therefor in the preamble hereto. “Business Day” means any day that is not a Saturday, Sunday, or other day on which banks are authorized or required to close in New York, except that, if a determination of a Business Day shall relate to the determination of the rate for a SOFR Loan, the term “Business Day” also shall exclude any day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities. “Capital Expenditures” means, with respect to any Person for any period, the sum of (a) the aggregate of all expenditures by such Person and its Subsidiaries during such period that in accordance with GAAP are or should be included in “property, plant and equipment” or in a similar fixed asset account on its balance sheet, whether such expenditures are paid in cash or financed, including all Capitalized Lease Obligations, obligations under synthetic leases and capitalized software costs that are paid or due and payable during such period and (b) to the extent not covered by clause (a) above, the aggregate of all expenditures by such Person and its Subsidiaries during such period to acquire by purchase or otherwise the business or fixed assets of, or the Equity Interests of, any other Person; provided, that the term “Capital Expenditures” shall not include any such expenditures which constitute (i) expenditures by a Loan Party made in connection with the replacement, substitution, repair or restoration of such Loan Party’s assets pursuant to Section 2.05(c)(vi) from the Net Cash Proceeds of Dispositions and Extraordinary Receipts, (ii) expenditures financed with the proceeds received from the sale or issuance of Equity Interests to any Person permitted under this Agreement so long as (A) the Borrowers are not required to make a prepayment of the Loans with such proceeds pursuant to Section 2.05(c)(iii) or Section 2.05(c)(v) and (B) such proceeds are not commingled with any Loan Party’s funds and are deposited in an account subject to a Control Agreement and used exclusively to fund such expenditures, (iii) a Permitted Acquisition, (iv) expenditures that are accounted for as capital expenditures of such Person and that actually are paid for by a third party (excluding any Loan Party) and for which no Loan Party has provided or is required to provide or incur, directly or

LEGAL_US_E # 188864993.17 9 indirectly, any consideration or obligation to such third party or any other person (whether before, during or after such period), and (v) the purchase price of equipment that is purchased substantially contemporaneously with the trade in of existing equipment to the extent that the gross amount of such purchase price is reduced by the credit granted by the seller of such equipment for the equipment being traded in at such time. “Capitalized Lease” means, with respect to any Person, any lease of (or other arrangement conveying the right to use) real or personal property by such Person as lessee that is required under GAAP to be capitalized on the balance sheet of such Person. “Capitalized Lease Obligations” means, with respect to any Person, obligations of such Person and its Subsidiaries under Capitalized Leases, and, for purposes hereof, the amount of any such obligation shall be the capitalized amount thereof determined in accordance with GAAP. “Cash Equivalents” means (a) marketable direct obligations issued or unconditionally guaranteed by the United States Government or issued by any agency thereof and backed by the full faith and credit of the United States, in each case, maturing within six months from the date of acquisition thereof; (b) commercial paper, maturing not more than 270 days after the date of issue rated P 1 by Moody’s or A 1 by Standard & Poor’s; (c) certificates of deposit maturing not more than 270 days after the date of issue, issued by commercial banking institutions and money market or demand deposit accounts maintained at commercial banking institutions, each of which is a member of the Federal Reserve System and has a combined capital and surplus and undivided profits of not less than $500,000,000; (d) repurchase agreements having maturities of not more than 90 days from the date of acquisition which are entered into with major money center banks included in the commercial banking institutions described in clause (c) above and which are secured by readily marketable direct obligations of the United States Government or any agency thereof; (e) money market accounts maintained with mutual funds having assets in excess of $2,500,000,000, which assets are primarily comprised of Cash Equivalents described in another clause of this definition, or money market investment programs registered under the Investment Company Act of 1940, which are administered by financial institutions that have the highest rating obtainable from either Moody’s or S&P, and the portfolios of which are limited solely to Investments of the character, quality and maturity described in the other clauses of this definition; (f) marketable tax exempt securities rated A or higher by Moody’s or A+ or higher by Standard & Poor’s, in each case, maturing within 270 days from the date of acquisition thereof and (g) in the case of any Foreign Subsidiary, cash and cash equivalents that are substantially equivalent in such jurisdiction to those described in clauses (a) through (f) above in respect of each country that is a member of the Organization for Economic Co-operation and Development. “Cash Management Accounts” means the bank accounts of each Loan Party maintained at one or more Cash Management Banks listed on Schedule 8.01, as may be amended or updated from time to time in accordance with Section 8.01. “Cash Management Bank” has the meaning specified therefor in Section 8.01(a). “CFC” means a “controlled foreign corporation” as defined under Section 957 of the Internal Revenue Code.

LEGAL_US_E # 188864993.17 10 “Change in Law” means the occurrence, after the date of this Agreement, of any of the following: (a) the adoption or taking effect of any law, rule, regulation, judicial ruling, judgment or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that notwithstanding anything herein to the contrary, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (ii) all requests, rules, guidelines or directives concerning capital adequacy promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities shall, in each case, be deemed to be a “Change in Law”, regardless of the date enacted, adopted or issued. “Change of Control” means each occurrence of any of the following: (a) [reserved]; (b) the acquisition, directly or indirectly, by any person or persons constituting a group (within the meaning of Section 13(d)(3) of the Exchange Act) of beneficial ownership (within the meaning of Section 13(d)(3) of the Exchange Act) of 35% or more of the aggregate outstanding voting or economic power of the Equity Interests of the Parent; (c) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors of the Parent (together with any new directors whose election by such Board of Directors or whose nomination for election by the shareholders of the Parent was approved by a vote of at least a majority of the directors of the Parent then still in office who were either directors at the beginning of such period, or whose election or nomination for election was previously approved) cease for any reason to constitute a majority of the Board of Directors of the Parent; (d) the Parent shall cease to have beneficial ownership (as defined in Rule 13d- 3 under the Exchange Act) of 100% of the aggregate voting or economic power of the Equity Interests, directly or indirectly, of (x) each other Borrower and (y) each other Loan Party and each of its Subsidiaries or, with respect to this subclause (y), such lesser amount that the Parent owns on the Effective Date or, if later, the date such Loan Party or Subsidiary becomes a Loan Party or Subsidiary, as applicable (other than in connection with any transaction permitted pursuant to Section 7.02(c)), free and clear of all Liens (other than Permitted Specified Liens); (e) [reserved]; or (f) the sale, lease or transfer, in one or a series of related transactions, of all or substantially all the assets of the Parent and its Subsidiaries, taken as a whole, to any Person; or (g) a “Change of Control” (or any comparable term or provision) under or with respect to (i) any of the Equity Interests or (ii) Indebtedness under clause (a) of the definition thereof having an aggregate amount outstanding in excess of $1,000,000, in each case of the Parent or any of its Subsidiaries.

LEGAL_US_E # 188864993.17 11 “Collateral” means all of the property and assets and all interests therein and proceeds thereof now owned or hereafter acquired by any Person upon which a Lien is granted or purported to be granted by such Person as security for all or any part of the Obligations, provided that, the term “Collateral” shall not include any Excluded Property (as defined in the Security Agreement or any other Collateral Document); provided, further, that notwithstanding anything else contained herein, the term “Collateral” shall not include Equity Interests in any CFC or FSHCO representing in excess of 65% of the total combined voting power of all classes of voting Equity Interests in such CFC or FSHCO unless and until the effectiveness of any amendment of the Internal Revenue Code to allow for 100% of the voting Equity Interests of such CFC if FSHCO to be pledged to the Collateral Agent without material adverse tax consequences to the Parent. “Collateral Agent” has the meaning specified therefor in the preamble hereto. “Collateral Agent Advances” has the meaning specified therefor in Section 10.08(a). “Collateral Document” has the meaning specified therefor in Section 12.02(b). “Collections” means all cash, checks, notes, instruments, and other items of payment (including insurance proceeds, proceeds of cash sales, rental proceeds, and tax refunds). “Commitments” means, with respect to each Lender, such Lender’s Term Loan Commitment. “Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute. “Compliance Certificate” means a Compliance Certificate, substantially in the form of Exhibit E, duly executed by an Authorized Officer of the Parent. “Conforming Changes” means, with respect to either the use or administration of Term SOFR or the use, administration, adoption or implementation of any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Reference Rate,” the definition of “Business Day,” the definition of “U.S. Government Securities Business Day,” the definition of “Interest Period” or any similar or analogous definition (or the addition of a concept of “interest period”), timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, the applicability and length of lookback periods, the applicability of Section 2.08 and other technical, administrative or operational matters) that the Administrative Agent decides may be appropriate to reflect the adoption and implementation of any such rate or to permit the use and administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of any such rate exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents).

LEGAL_US_E # 188864993.17 12 “Consolidated EBITDA” means, with respect to any Person for any period: (a) the Consolidated Net Income of such Person for such period, plus (b) without duplication, the sum of the following amounts for such period to the extent deducted in the calculation of Consolidated Net Income for such period: (i) any provision for United States federal income taxes or other taxes measured by net income, (ii) Consolidated Net Interest Expense, (iii) any loss from extraordinary (as such term was defined under GAAP prior to giving effect to FASB 2015-01) items in an aggregate amount not to exceed 5% of Consolidated EBITDA for any such period (determined prior to giving effect to all addbacks under this definition), (iv) (x) any depreciation and amortization expenses and (y) cash expenses incurred for such period in respect to contract settlement fees and fees and expenses incurred in connection with this Agreement, (v) any aggregate net loss on the Disposition of property (other than accounts and Inventory) outside the ordinary course of business, and (vi) any other non-cash expenditure, charge or loss for such period (other than any non-cash expenditure, charge or loss relating to write-offs, write-downs or reserves with respect to accounts and Inventory), minus (c) without duplication, the sum of the following amounts for such period to the extent included in the calculation of such Consolidated Net Income for such period: (i) any credit for United States federal income taxes or other taxes measured by net income, (ii) any gain from extraordinary (as such term was defined under GAAP prior to giving effect to FASB 2015-01) items in an aggregate amount not to exceed 5% of Consolidated EBITDA for any such period (determined prior to giving effect to all addbacks under this definition), (iii) any aggregate net gain from the Disposition of property (other than accounts and Inventory) outside the ordinary course of business, and (iv) any other non-cash gain, including any reversal of a charge referred to in clause (b)(vi) above by reason of a decrease in the value of any Equity Interest;

LEGAL_US_E # 188864993.17 13 in each case, determined on a consolidated basis in accordance with GAAP. Notwithstanding anything to the contrary contained herein, all amounts added to Consolidated Net Income pursuant to clause (b) of this definition (other than (i) non-cash equity grants, (ii) goodwill impairment amounts or (iii) amounts added back pursuant to clauses (b)(i), (b)(ii) and (b)(iv)(x)) shall not exceed, in the aggregate, 10% of Consolidated EBITDA for any such period (determined prior to giving effect to all addbacks under this definition). For the avoidance of doubt (x) to the extent included in Consolidated Net Income, there shall be excluded in determining Consolidated EBITDA for any period any adjustments resulting from the application of ASC 815 and its related pronouncements and interpretations, or the equivalent accounting standard under GAAP or an alternative basis of accounting applied in lieu of GAAP and (y) in no event shall any “run-rate” revenue enhancements, increases from new contracts or amendments to existing contracts or similar adjustments be included as an addback in this definition. Notwithstanding the foregoing, it is agreed that for all purposes hereunder (including the calculation of the Leverage Ratio) for any period that includes the fiscal quarters ended on September 30, 2024, December 31, 2024, March 31, 2025, or June 30, 2025, respectively, (i) Consolidated EBITDA for the fiscal quarter ended on September 30, 2024 shall be deemed to be $13,797,000, (ii) Consolidated EBITDA for the fiscal quarter ended on December 31, 2024 shall be deemed to be $19,890,000, (iii) Consolidated EBITDA for the fiscal quarter ended on March 31, 2025 shall be deemed to be $19,954,000, and (iv) Consolidated EBITDA for the fiscal quarter ended on June 30, 2025, shall be deemed to be $23,361,000, in each case, as adjusted on a pro forma basis. “Consolidated Net Income” means, with respect to any Person, for any period, the consolidated net income (or loss) of such Person and its Subsidiaries for such period; provided, however, that the following shall be excluded: (a) the net income of any other Person in which such Person or one of its Subsidiaries has a joint interest with a third-party (which interest does not cause the net income of such other Person to be consolidated into the net income of such Person or its Subsidiaries), except to the extent of the amount of dividends or distributions derived from earned income and paid to such Person or Subsidiary, (b) the net income of any Subsidiary of such Person that is, on the last day of such period, subject to any restriction or limitation on the payment of dividends or the making of other distributions, to the extent of such restriction or limitation,(c) the net income of any other Person arising prior to such other Person becoming a Subsidiary of such Person or merging or consolidating into such Person or its Subsidiaries, and (d) (1) any effect of income (loss) from the early extinguishment of Indebtedness or Swap Obligations or other derivative instruments (including deferred financing costs written off and premiums paid), (2) any non-cash income (or loss) related to currency gains or losses related to Indebtedness, intercompany balances, and other balance sheet items and to Swap Obligations pursuant to ASC 815 (or such successor provision), and (3) any non-cash expense, income, or loss attributable to the movement in mark to market valuation of foreign currencies, Indebtedness, or derivative instruments pursuant to GAAP. “Consolidated Net Interest Expense” means, with respect to any Person for any period, (a) gross interest expense of such Person and its Subsidiaries for such period determined

LEGAL_US_E # 188864993.17 14 on a consolidated basis and in accordance with GAAP (including, without limitation, interest expense paid to Affiliates of such Person), less (b) the sum of (i) interest income for such period and (ii) gains for such period on Hedging Agreements (to the extent not included in interest income above and to the extent not deducted in the calculation of gross interest expense), plus (c) the sum of (i) losses for such period on Hedging Agreements (to the extent not included in gross interest expense) and (ii) the upfront costs or fees for such period associated with Hedging Agreements (to the extent not included in gross interest expense), in each case, determined on a consolidated basis and in accordance with GAAP. “Contingent Indemnity Obligations” means any Obligation constituting a contingent, unliquidated indemnification obligation of any Loan Party, in each case, to the extent (a) such obligation has not accrued and is not yet due and payable and (b) no claim has been made or is reasonably anticipated to be made with respect thereto. “Contingent Obligation” means, with respect to any Person, any obligation of such Person guaranteeing or intending to guarantee any Indebtedness, leases, dividends or other obligations (“primary obligations”) of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, including, without limitation, (a) the direct or indirect guaranty, endorsement (other than for collection or deposit in the ordinary course of business), co-making, discounting with recourse or sale with recourse by such Person of the obligation of a primary obligor, (b) the obligation to make take-or-pay or similar payments, if required, regardless of nonperformance by any other party or parties to an agreement, and (c) any obligation of such Person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (A) for the purchase or payment of any such primary obligation or (B) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, assets, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the holder of such primary obligation against loss in respect thereof; provided, however, that the term “Contingent Obligation” shall not include any product warranties extended in the ordinary course of business or, for the avoidance of doubt, guarantees of operating leases. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation with respect to which such Contingent Obligation is made (or, if less, the maximum amount of such primary obligation for which such Person may be liable pursuant to the terms of the instrument evidencing such Contingent Obligation) or, if not stated or determinable, the maximum reasonably anticipated liability with respect thereto (assuming such Person is required to perform thereunder), as determined by such Person in good faith. “Contractual Obligation” means, as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound. “Control Agreement” means, with respect to any deposit account, any securities account, commodity account, securities entitlement or commodity contract, (i) a “springing” account control agreement, in form and substance reasonably satisfactory to the Collateral Agent, among the Collateral Agent, the financial institution or other Person at which such account is

LEGAL_US_E # 188864993.17 15 maintained or with which such entitlement or contract is carried and the Loan Party maintaining such account, effective to grant “control” (as defined under the applicable UCC) over such account to the Collateral Agent and/or (ii) any foreign equivalent thereof (including, for the avoidance of doubt, any floating charge or equivalent security in Israel and including a “Bank Consent Letter” (as such term is defined in the relevant Dutch Security Document) for accounts located in the Netherlands), in form and substance reasonably satisfactory to the Collateral Agent. “Corresponding Obligations” means all Obligations as they may exist from time to time, other than the Parallel Debts. “Cure Right” has the meaning specified in Section 9.02. “Current Value” has the meaning specified therefor in Section 7.01(m). “Debtor Relief Law” means the Bankruptcy Code and any other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization restructuring, restructuring plan, or similar debtor relief law of the United States or other applicable jurisdiction from time to time in effect, including the Israeli Insolvency Law and with respect to the Netherlands, the Dutch Bankruptcy Act (Faillissementswet) and any proceedings within the meaning of the Insolvency Regulation listed or to be listed in Annex A thereto. “Default” means an event which, with the giving of notice or the lapse of time or both, would constitute an Event of Default. “Defaulting Lender” means any Lender that (a) has failed to (i) fund all or any portion of its Loans within 2 Business Days of the date such Loans were required to be funded hereunder unless such Lender notifies the Administrative Agent and the Administrative Borrower in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, or (ii) pay to the Administrative Agent or any other Lender any other amount required to be paid by it hereunder within 2 Business Days of the date when due, (b) has notified the Administrative Borrower or the Administrative Agent in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within 3 Business Days after written request by the Administrative Agent or the Administrative Borrower, to confirm in writing to the Administrative Agent and the Administrative Borrower that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent and the Administrative Borrower), or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance

LEGAL_US_E # 188864993.17 16 Corporation or any other state or federal regulatory authority acting in such a capacity or (iii) become the subject of a Bail-In Action. Notwithstanding anything to the contrary herein, a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any Equity Interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permits such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by the Administrative Agent that a Lender is a Defaulting Lender under clauses (a) through (d) above shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender upon delivery of written notice of such determination to the Administrative Borrower and each Lender. “Disbursement Letter” means a disbursement letter, in form and substance reasonably satisfactory to the Collateral Agent, by and among the Loan Parties, the Agents, the Lenders and the other Persons party thereto, and the related funds flow memorandum describing the sources and uses of all cash payments in connection with the transactions contemplated to occur on the Effective Date. “Disposition” or “Dispose” means any transaction, or series of related transactions, pursuant to which any Person or any of its Subsidiaries sells (including, without limitation, any sale leaseback transaction), assigns, transfers, leases, licenses (as licensor) or otherwise disposes of any property or assets (whether now owned or hereafter acquired) to any other Person, in each case, whether or not the consideration therefor consists of cash, securities or other assets owned by the acquiring Person. For purposes of clarification, “Disposition” shall include (a) the sale or other disposition for cash of any contracts, (b) any disposition of property through a plan of division under the Delaware Limited Liability Company Act or any comparable transaction under any similar law, (c) the early termination or modification of any contract resulting in the receipt by any Loan Party of a cash payment or other consideration in exchange for such event (other than payments in the ordinary course for accrued and unpaid amounts due through the date of termination or modification) or (d), any sale of merchant accounts (or any rights thereto (including, without limitation, any rights to any residual payment stream with respect thereto)) by any Loan Party. “Disqualified Equity Interests” means any Equity Interest that, by its terms (or by the terms of any security or other Equity Interest into which it is convertible or for which it is exchangeable), or upon the happening of any event or condition, (a) matures (excluding any maturity as the result of an optional redemption by the issuer thereof) or is mandatorily redeemable (other than solely for Qualified Equity Interests and/or cash in lieu of fractional shares), pursuant to a sinking fund obligation or otherwise (except as a result of a change of control or asset sale so long as any rights of the holders thereof upon the occurrence of a change of control or asset sale event shall be subject to the prior repayment in full of the Loans and all other Obligations and the termination of the Commitments), (b) is redeemable at the option of the holder thereof (other than solely for Qualified Equity Interests and/or cash in lieu of fractional shares), in whole or in part, (c) provides for the scheduled payments of dividends or distributions in cash, or (d) is convertible into or exchangeable for (i) Indebtedness or (ii) any other Equity Interests that would constitute Disqualified Equity Interests, in each case of clauses (a) through (d), prior to the date that is 91

LEGAL_US_E # 188864993.17 17 days after the Final Maturity Date; provided, that if such Equity Interest is issued pursuant to a plan for the benefit of employees of any Loan Party or any Subsidiary or by any such plan to such employees, such Equity Interest shall not constitute a Disqualified Equity Interest solely because it may be required to be repurchased by a Loan Party or a Subsidiary in order to satisfy applicable statutory or regulatory obligations. “Dollar,” “Dollars” and the symbol “$” each means lawful money of the United States of America. “Domestic Liquidity” means (a) Qualified Domestic Cash, minus (b) the amount of trade payables and other accounts payable of the Loan Parties in the United States that are aged more than thirty (30) days from the due date thereof and, in the aggregate for all such payables, exceed $10,000,000; provided, that any credits, trade receivables, and other accounts receivable owed to the Loan Parties in the United States by any counterparty (in an aggregate amount for all such credits not to exceed $5,000,000) shall be offset against the trade payables and other accounts payable owed to such counterparty. “Domestic Subsidiary” means any Subsidiary that is organized and existing under the laws of the United States or any state or commonwealth thereof or under the laws of the District of Columbia. “Dutch CITA” means the Dutch Corporate Income Tax Act 1969 (Wet op de vennootschapsbelasting 1969). “Dutch CIT Fiscal Unity” means a fiscal unity (fiscale eenheid) for Dutch corporate income tax purposes. “Dutch CIT Loan Party” means a Loan Party resident for tax purposes in the Netherlands and includes any Loan Party carrying on a business through a permanent establishment or deemed permanent establishment taxable in the Netherlands. “Dutch Loan Party” means a Loan Party that is incorporated or established under the laws of the Netherlands. “Dutch Security Agreement” shall mean a Dutch security agreement governed by the laws of the Netherlands, dated after the Closing Date, in form and substance reasonably satisfactory to the Collateral Agent, entered into by the Dutch Loan Parties as pledgor and the Collateral Agent as pledgee. “Dutch Security Documents” shall mean the Dutch Security Agreement, the Dutch Share Pledges and any other agreement, document or instrument entered into by any Loan Party and governed by the laws of the Netherlands which provides for a Lien in favor of the Collateral Agent. “Dutch Share Pledge” shall mean a Dutch notarial deed of pledge governed by the laws of the Netherlands in respect of the shares in any Dutch Loan Party.

LEGAL_US_E # 188864993.17 18 “EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country that is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country that is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country that is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent. “EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway. “EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution. “Effective Date” has the meaning specified therefor in Section 5.01. “Effective Date Israeli Subsidiaries” means Digital Turbine (IL) Ltd. and Digital Turbine (EMEA) Ltd. “Employee Plan” means an employee benefit plan within the meaning of Section 3(3) of ERISA (other than a Multiemployer Plan), regardless of whether subject to ERISA, that any Loan Party maintains, sponsors or contributes to or is obligated to contribute to or otherwise has any liability. “Environmental Claim” means any action, suit, complaint, summons, citation, notice, directive, order, claim, litigation, investigation, judicial or administrative proceeding, judgment, letter or other communication, from any Person or Governmental Authority relating to or arising out of any threatened, alleged or actual (a) violation of, non-compliance with, or liability under, any Environmental Law, or (b) the manufacture, use, handling, processing, distribution, labeling, generation, transportation, storage, treatment, Release, threatened Release, disposal or arranging for the disposal of, or exposure to, any Hazardous Materials. “Environmental Law” means any Requirements of Law relating to, regulating or governing (i) the pollution or protection of the environment, natural resources, or human health and safety (in each case, to the extent relating to exposure to Hazardous Materials), or (ii) the manufacture, use, handling, processing, distribution, labeling, generation, transportation, storage, treatment, Release, threatened Release, disposal or arranging for the disposal of, or exposure to, any Hazardous Materials. “Environmental Liability” means all liabilities (contingent or otherwise, known or unknown), monetary obligations, losses (including monies paid in settlement), damages, natural resource damages, costs and expenses (including all reasonable fees, costs, client charges and expenses of counsel, experts and consultants), fines, penalties, sanctions and interest arising directly or indirectly as a result of, from, or based upon (a) any Environmental Claim, (b) any actual, alleged or threatened violation of or non-compliance with any Environmental Law or Environmental Permit, (c) any actual, alleged or threatened Release of, or exposure to, Hazardous Materials, (d) any Remedial Action, or (e) any contract, agreement or other arrangement pursuant

LEGAL_US_E # 188864993.17 19 to which liability is assumed or imposed contractually or by operation of law with respect to any of the foregoing (a)-(d). “Environmental Lien” means any Lien in favor of any Governmental Authority arising out of any Environmental Liability. “Environmental Permit” means any permit, license, authorization, approval, registration or entitlement required by or issued pursuant to any Environmental Law or by any Governmental Authority pursuant to Environmental Law. “Equity Interests” means (a) all shares of capital stock (whether denominated as common stock or preferred stock), equity interests, beneficial, partnership or membership interests, joint venture interests, participations or other ownership or profit interests in or equivalents (regardless of how designated) of or in a Person (other than an individual), whether voting or non- voting and (b) all securities convertible into or exchangeable for any of the foregoing and all warrants, options or other rights to purchase, subscribe for or otherwise acquire any of the foregoing, whether or not presently convertible, exchangeable or exercisable. “Equity Issuance” means either (a) the sale or issuance by any Loan Party or any of its Subsidiaries of any shares of its Equity Interests or (b) the receipt by the Parent of any cash capital contributions. “ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and any successor statute of similar import, and regulations thereunder, in each case, as in effect from time to time. References to sections of ERISA shall be construed also to refer to any successor sections. “ERISA Affiliate” means, with respect to any Person, any trade or business (whether or not incorporated) that, together with such Person is, or within the last six (6) years was, treated as a single employer under Section 414 of the Internal Revenue Code or Section 4001 of ERISA. “ERISA Event” means (a) the occurrence of a Reportable Event with respect to any Pension Plan; (b) the failure to meet the minimum funding standards of Section 412 or 430 of the Internal Revenue Code or Section 302 or 303 of ERISA with respect to any Pension Plan (whether or not waived in accordance with Section 412(c) of the Internal Revenue Code or Section 302(c) of ERISA) or the failure to make a contribution or installment required under Section 412 or 430(j) of the Internal Revenue Code with respect to any Pension Plan or the failure to make any required contribution to a Multiemployer Plan; (c) a determination that any Pension Plan is, or is expected to be, in “at risk” status (as defined in Section 430 of the Internal Revenue Code or Section 303 of ERISA); (d) a determination that any Multiemployer Plan is, or is expected to be, in “critical,” “endangered” or “critical and declining” status, in each case, within the meaning of Title IV of ERISA; (e) the filing of a notice of intent to terminate a Pension Plan or the treatment of an amendment to a Pension Plan as a termination under Section 4041 of ERISA; (f) the withdrawal by any Loan Party or any of its ERISA Affiliates from any Pension Plan with two or more contributing sponsors or the termination of any such Pension Plan resulting in liability to any Loan Party or any of its ERISA Affiliates pursuant to Section 4063 or 4064 of ERISA; (g) the institution

LEGAL_US_E # 188864993.17 20 by the PBGC of proceedings to terminate any Pension Plan or appoint a trustee to administer any Pension Plan, or the occurrence of any event or condition that might constitute grounds under ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan; (h) the imposition of liability on any Loan Party or any of its ERISA Affiliates pursuant to Section 4062(e) or 4069(a) of ERISA or by reason of the application of Section 4212(c) of ERISA; (i) the withdrawal of any Loan Party or any of its ERISA Affiliates in a complete or partial withdrawal (within the meaning of Sections 4203 and 4205 of ERISA, respectively) from any Multiemployer Plan or the receipt by any Loan Party or any of its ERISA Affiliates of notice from any Multiemployer Plan that it intends to terminate or has terminated under Section 4041A or 4042 of ERISA; (j) the occurrence of an act, circumstance, transaction, failure or omission which results in, or which could reasonably be expected to result in, liability to a Loan Party under Title I of ERISA or a tax under any of Sections 4971 through 5000 of the Internal Revenue Code; (k) the imposition of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent, upon any Loan Party or any of its ERISA Affiliates; (l) the assertion of a material claim (other than routine claims for benefits) against any Employee Plan or the assets thereof, or against any Loan Party or any of its ERISA Affiliates in connection with any Employee Plan or Multiemployer Plan; (m) receipt from the Internal Revenue Service of notice of the failure of any Pension Plan (or any other Employee Plan intended to be qualified under Section 401(a) of the Internal Revenue Code) to qualify under Section 401(a) of the Internal Revenue Code, or the failure of any trust forming part of any such Pension Plan (or such other Employee Plan) to qualify for exemption from taxation under Section 501(a) of the Internal Revenue Code; (n) the imposition on any Loan Party of any material fine, excise tax or penalty with respect to any Employee Plan or Multiemployer Plan resulting from any noncompliance with any Requirements of Law; (o) the imposition of a Lien pursuant to Section 430(k) of the Internal Revenue Code or pursuant to ERISA with respect to any Pension Plan; or (p) the occurrence of any Foreign Plan Event. “Erroneous Payment” has the meaning specified in Section 10.18(a). “Erroneous Payment Subrogation Rights” has the meaning specified in Section 10.18(d). “EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time. “Event of Default” has the meaning specified therefor in Section 9.01. “Excess Cash Flow” means, with respect to any Person for any period, (a) Consolidated EBITDA of such Person and its Subsidiaries for such period plus any Net Cash Proceeds received by any Loan Party or any of its Subsidiaries that are not required to be used to prepay the Loans pursuant to Section 2.05(c), less (b) the sum of, without duplication (solely to the extent financed with cash of such Person and its Subsidiaries generated as a result of such Person’s operations and not financed with proceeds of Dispositions, casualty proceeds, Equity Issuances or Indebtedness, (i) all cash principal payments (excluding any principal payments made pursuant to Section 2.05(c)) on the Loans made during such period, and all cash principal payments on Indebtedness (other than (x) Indebtedness incurred under this Agreement and (y) one-time prepayments of Subordinated Indebtedness) of such Person or any of its Subsidiaries during such

LEGAL_US_E # 188864993.17 21 period to the extent such other Indebtedness is permitted to be incurred, and such payments are permitted to be made, under this Agreement (but, in the case of revolving loans, only to the extent that the revolving credit commitment in respect thereof is permanently reduced by the amount of such payments), (ii) all Consolidated Net Interest Expense to the extent paid or payable in cash during such period, (iii) the cash portion of Capital Expenditures made by such Person and its Subsidiaries during such period to the extent permitted to be made under this Agreement (excluding (A) Capital Expenditures to the extent financed through the incurrence of Indebtedness or through an Equity Issuance and (B) capitalized software, research and development costs that have already been deducted from Consolidated EBITDA), (iv) all scheduled loan servicing fees and other similar fees in respect of Indebtedness of such Person or any of its Subsidiaries paid in cash during such period, to the extent such Indebtedness is permitted to be incurred, and such payments are permitted to be made, under this Agreement, (v) income taxes paid in cash by such Person and its Subsidiaries for such period, (vi) all cash expenses, cash charges, cash losses and other cash items that were added back in the determination of Consolidated EBITDA for such period and (vii) the excess, if any, of Working Capital at the end of such period over Working Capital at the beginning of such period (or minus the excess, if any, of Working Capital at the beginning of such period over Working Capital at the end of such period). Notwithstanding the foregoing, at the election of the Borrowers, “Excess Cash Flow” shall not include the proceeds of one or more at-the-market equity issuances up to an aggregate amount not to exceed $5,000,000. “Exchange Act” means the Securities Exchange Act of 1934, as amended. “Excluded Account” means (a) any deposit account specifically and exclusively used for payroll, payroll taxes and other employee wage and benefit payments to or for the benefit of any Loan Party’s employees, (b) any deposit account specifically and exclusively used for cash collateral of the type permitted under clauses (f), (o), (q), (w), (aa) or (cc) of “Permitted Liens” and (c) any Petty Cash Accounts. “Excluded Equity Issuance” means (a) in the event that the Parent or any of its Subsidiaries forms any Subsidiary in accordance with this Agreement, the issuance by such Subsidiary of Equity Interests to the Parent or such Subsidiary, as applicable, (b) the issuance of Equity Interests by the Parent to any Person that is an equity holder of the Parent prior to such issuance (an “Equity Holder”) so long as such Equity Holder did not acquire any Equity Interests of the Parent so as to become an Equity Holder concurrently with, or in contemplation of, the issuance of such Equity Interests to such Equity Holder, (c) the issuance of Permitted Cure Equity, (d) the issuance of Equity Interests of the Parent to directors, officers, employees and individual independent contractors or consultants of the Parent and its Subsidiaries pursuant to compensatory stock option plans (or other compensatory incentive plans or other compensation arrangements) approved by the Board of Directors of the Parent, (e) the issuance of Equity Interests of the Parent in order to finance the purchase consideration (or a portion thereof) in connection with a Permitted Acquisition, and (f) the issuance of Equity Interests by a Subsidiary of the Parent to its parent or member in connection with the contribution by such parent or member to such Subsidiary of the proceeds of an issuance described in clauses (a) – (e) above. “Excluded Subsidiary” means (a) any FSHCO, (b) any Immaterial Domestic Subsidiary, (c) any Immaterial Foreign Subsidiary, (d) any Subsidiary that is prohibited by Requirements of Law from guaranteeing any Obligations or which would require consent,

LEGAL_US_E # 188864993.17 22 approval, license or authorization from any Governmental Authority to guarantee the Obligations (unless such consent, approval, license or authorization has been received (it being agreed that there shall be no obligation to obtain such consent, approval, license or authorization), (e) any Subsidiary to the extent the burden or cost of such Subsidiary providing a guaranty of the Obligations outweigh the benefit that would be afforded thereby as reasonably determined by the Administrative Borrower and the Administrative Agent, (f) any direct or indirect Subsidiary of a CFC, and (g) any Subsidiary that is prohibited from guaranteeing the Obligations under any contractual obligation permitted to exist under the Loan Documents and existing as of the Effective Date, or the date of acquisition thereof, so long as, in either case, such contractual prohibition is not created in contemplation of such acquisition and unless such consent, approval, license or authorization has been received (it being agreed that there shall be no obligation to obtain such consent, approval, license or authorization). Notwithstanding the foregoing, (i) no Subsidiary that owns or is the exclusive licensee of any Material Asset shall be an Excluded Subsidiary and (ii) in no event shall any Effective Date Israeli Subsidiary be an Excluded Subsidiary. “Excluded Swap Obligation” means, with respect to any Guarantor, any Swap Obligation if, and to the extent that, all or a portion of the guarantee of such Guarantor of, or the grant by such Guarantor of a security interest to secure, such Swap Obligation (or any guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor’s failure for any reason not to constitute an “eligible contract participant” as defined in the Commodity Exchange Act at the time the guarantee of such Guarantor becomes effective with respect to such related Swap Obligation. “Excluded Taxes” means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Commitment pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Loan or Commitment (other than pursuant to an assignment request by the Administrative Borrower under Section 2.12(b)) or (ii) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 2.09, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its lending office, (c) Taxes attributable to such Recipient’s failure to comply with Section 2.09(d) and (d) any U.S. federal withholding Taxes imposed under FATCA. “Executive Order No. 13224” means the Executive Order No. 13224 on Terrorist Financing, effective September 24, 2001, as the same has been, or shall hereafter be, renewed, extended, amended or replaced. “Existing Credit Facility” means that certain Amended and Restated Credit Agreement, dated as of April 29, 2021, by and among Parent, the Subsidiaries of Parent party

LEGAL_US_E # 188864993.17 23 thereto, Bank of America, N.A., as administrative agent, swing line lender and l/c issuer, and the lenders party thereto, as amended, restated, or otherwise modified from time to time. “Existing Lenders” means the lenders party to the Existing Credit Facility. “Extraordinary Receipts” means any cash received by the Parent or any of its Subsidiaries not in the ordinary course of business (and not consisting of proceeds described in Section 2.05(c)(ii) or (iii) hereof), including, without limitation, (a) foreign, United States, state or local tax refunds (other than in respect of any period occurring prior to the Effective Date), (b) pension plan reversions, (c) proceeds of insurance (other than to the extent such insurance proceeds are (i) immediately payable to a Person that is not the Parent or any of its Subsidiaries in accordance with applicable Requirements of Law or with Contractual Obligations entered into in the ordinary course of business or (ii) received by the Parent or any of its Subsidiaries as reimbursement for any out-of-pocket costs incurred or made by such Person prior to the receipt thereof directly related to the event resulting from the payment of such proceeds), (d) judgments, proceeds of settlements or other consideration of any kind in connection with any cause of action, (e) condemnation awards (and payments in lieu thereof), (f) indemnity payments (other than to the extent such indemnity payments are (i) immediately payable to a Person that is not an Affiliate of the Parent or any of its Subsidiaries or (ii) received by the Parent or any of its Subsidiaries as reimbursement for any costs previously incurred or any payment previously made by such Person) and (g) any purchase price adjustment received in connection with any purchase agreement. “Facility” means the fee-owned real property identified on Schedule 1.01(B) and any New Facility hereafter acquired by the Parent or any of its Subsidiaries, including, without limitation, the land on which each such facility is located, all buildings and other improvements thereon, and all fixtures located thereat or used in connection therewith. “FASB ASC” means the Accounting Standards Codification of the Financial Accounting Standards Board. “FATCA” means Sections 1471 through 1474 of the Internal Revenue Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with) and any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Internal Revenue Code and any fiscal, Tax or regulatory legislation, rules or official practices adopted pursuant to any intergovernmental agreement entered into in connection with the implementation of Sections 1471 through 1474 of the Internal Revenue Code and the Treasury Regulations thereunder. “FCPA” has the meaning specified therefor in the definition of Anti-Corruption Laws. “Federal Funds Rate” means, for any period, a fluctuating interest rate per annum equal to, for each day during such period, the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such

LEGAL_US_E # 188864993.17 24 transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it. “Fee Letter” means the fee letter, dated as of the date hereof, among the Borrowers and the Administrative Agent, as amended and restated by that certain Amended and Restated Fee Letter, dated as of the First Amendment Effective Date, among the Borrowers, the Administrative Agent and the Lenders party thereto. “Final Maturity Date” means August 29, 2029; provided that if such day is not a Business Day, then the Final Maturity Date shall be the immediately preceding Business Day. “Financial Statements” means (a) the audited consolidated balance sheet of the Parent and its Subsidiaries for the Fiscal Years ended March 31, 2025 and March 31, 2024, and the related consolidated statement of operations, shareholders’ equity and cash flows for the Fiscal Years then ended, and (b) the unaudited consolidated balance sheet of the Parent and its Subsidiaries for the three months ended June 30, 2025, and the related consolidated statement of operations, shareholder’s equity and cash flows for the three months then ended. “First Amendment” means the First Amendment to Financing Agreement, dated as of the First Amendment Effective Date, by and among the Borrowers, Guarantors, the Lenders party thereto, and Agents. “First Amendment Effective Date” means April 20, 2026. “Fiscal Year” means the fiscal year of the Parent and its Subsidiaries ending on March 31 of each year. “Floor” means a rate of interest equal to 3.00% per annum. “Foreign Lender” has the meaning specified therefor in Section 2.09(d)(ii)(B). “Foreign Plan” means any employee benefit plan, program, policy, arrangement or agreement maintained, sponsored or contributed to, or for which there is an obligation to contribute to, by any Loan Party that is subject to any Requirements of Laws other than, or in addition to, the laws of the United States or any state thereof or the laws of the District of Columbia. “Foreign Plan Event” means, with respect to any Foreign Plan, (a) the existence of unfunded liabilities in excess of the amount permitted under any Requirements of Law, or in excess of the amount that would be permitted absent a waiver from a Governmental Authority, (b) the failure to make any required contribution or payment under any Requirements of Law within the time permitted by any Requirements of Law for such contributions or payments, (c) the receipt of a notice from a Governmental Authority relating to the intention to terminate any such Foreign Plan or to appoint a trustee or similar official to administer any such Foreign Plan, or alleging the insolvency of any such Foreign Plan, (d) the incurrence of any liability by any Loan Party or any Subsidiary under any law on account of the complete or partial termination of such Foreign Plan or the complete or partial withdrawal of any participating employer therein, or (e) the occurrence of any transaction with respect to a Foreign Plan that is prohibited under any Requirements of Law and that could reasonably be expected to result in the incurrence of any liability by any Loan Party

LEGAL_US_E # 188864993.17 25 or any Subsidiary, or the imposition on any Loan Party or any Subsidiary of any fine, excise tax or penalty with respect to a Foreign Plan resulting from any noncompliance with any Requirements of Law. “Foreign Sovereign Immunities Act” means the US Foreign Sovereign Immunities Act of 1976 (28 U.S.C. Sections 1602-1611), as amended or any similar law in any other applicable jurisdiction. “Foreign Subsidiary” means any Subsidiary of the Parent that is not a Domestic Subsidiary. “FSHCO” means a Subsidiary that owns (directly or indirectly) no material assets other than Equity Interests and/or debt interests of one or more CFCs. “Funding Losses” has the meaning specified therefor in Section 2.08. “Fyber B.V.” means Fyber B.V. (f/k/a Fyber N.V.), a public limited liability company (besloten vennootschap) registered with the Netherlands Chamber of Commerce Business Register under number 54747805 and also registered with the commercial register of the local court of Berlin (Charlottenburg) under HRB 166541 B. “GAAP” means generally accepted accounting principles in effect from time to time in the United States, applied on a consistent basis, provided that for the purpose of Section 7.03 hereof and the definitions used therein, “GAAP” shall mean generally accepted accounting principles in effect on the date hereof and consistent with those used in the preparation of the Financial Statements, provided, further, that if there occurs after the date of this Agreement any change in GAAP that affects in any respect the calculation of any covenant contained in Section 7.03 hereof, the Collateral Agent and the Administrative Borrower shall negotiate in good faith amendments to the provisions of this Agreement that relate to the calculation of such covenant with the intent of having the respective positions of the Lenders and the Borrowers after such change in GAAP conform as nearly as possible to their respective positions as of the date of this Agreement and, until any such amendments have been agreed upon, the covenants in Section 7.03 hereof shall be calculated as if no such change in GAAP has occurred. “German Security” means any Lien governed by German law over all or any part of its assets in respect of the obligations of any of the Loan Parties under any of the Loan Documents. “German Loan Party” means each Loan Party incorporated or established under German law. “Governing Documents” means, (a) with respect to any corporation, the certificate or articles of incorporation and the bylaws (or equivalent or comparable constitutive documents with respect to any non-U.S. jurisdiction); (b) with respect to any limited liability company, the certificate or articles of formation or organization, and the operating agreement; (c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture, declaration or other applicable agreement or documentation evidencing or otherwise relating to its formation or organization, governance and capitalization; (d) with respect to any

LEGAL_US_E # 188864993.17 26 entity incorporated under the laws of the State of Israel, the certificate of incorporation, the certificate(s) of name change (if any), the articles of association, the memorandum of association (if any), the directors’ and shareholders’ registries; and (e) with respect to any of the entities described above, any other agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization. “Governmental Authority” means any nation or government, any foreign, Federal, state, territory, provincial, city, town, municipality, county, local or other political subdivision thereof or thereto and any department, commission, board, bureau, instrumentality, agency or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank). “Guaranteed Obligations” has the meaning specified therefor in Section 11.01. “Guarantor” means (a) each Subsidiary of the Parent listed as a “Guarantor” on the signature pages hereto, and (b) each other Person which guarantees, or is required to provide a guarantee, pursuant to Section 7.01(b) or otherwise, all or any part of the Obligations. “Guaranty” means (a) the guaranty of each Guarantor party hereto contained in Article XI hereof and (b) each other guaranty, in form and substance reasonably satisfactory to the Collateral Agent, made by any other Guarantor in favor of the Collateral Agent for the benefit of the Agents and the Lenders guaranteeing all or part of the Obligations. “Hazardous Material” means any material, substance, waste, compound or chemical that is defined, listed or otherwise classified as a contaminant, pollutant, toxic or hazardous substance, or hazardous waste, or is otherwise characterized by words of similar import under any Environmental Law or that is regulated under, or for which liability or standards of care are imposed, pursuant to any Environmental Law, including, without limitation, petroleum, polychlorinated biphenyls, asbestos-containing materials, lead or lead-containing materials, urea formaldehyde-containing materials, radioactive materials, radon, per- and polyfluoroalkyl substances and toxic mold. “Hedging Agreement” means any interest rate, foreign currency, commodity or equity swap, collar, cap, floor or forward rate agreement, or other agreement or arrangement designed to protect against fluctuations in interest rates or currency, commodity or equity values (including, without limitation, any option with respect to any of the foregoing and any combination of the foregoing agreements or arrangements), and any confirmation executed in connection with any such agreement or arrangement. “Highest Lawful Rate” means, with respect to any Agent or any Lender, the maximum non-usurious interest rate, if any, that at any time or from time to time may be contracted for, taken, reserved, charged or received on the Obligations under laws applicable to such Agent or such Lender which are currently in effect or, to the extent allowed by law, under such applicable laws which may hereafter be in effect and which allow a higher maximum non-usurious interest rate than applicable laws now allow.

LEGAL_US_E # 188864993.17 27 “Historic Israeli Share Pledge” means the pledge made by Fyber N.V. as pledgor in favor of Sapinda Holding B.V. over 297,697,293 Ordinary Shares, par value NIS 0.01 each of Fyber Monetization Ltd. (now named Digital Turbine (IL) Ltd.) constituting 100% of the issued shares of Fyber Monetization Ltd. and related rights, under a pledge agreement dated September 4, 2018, such pledge being registered at the Israeli Pledges Registrar as of September 20, 2018 as pledge no. 2018285444. “Holdout Lender” has the meaning specified therefor in Section 12.02(c). “Immaterial Domestic Subsidiary” means, at any time, any Domestic Subsidiary that (i) contributed 1.0% or less of the Consolidated EBITDA of the Parent and its Subsidiaries for the most recently ended Test Period, (ii) contributed 1.0% or less of the revenues of the Parent and its Subsidiaries for the most recently ended Test Period, and (iii) had assets representing 1.0% or less of the total consolidated assets of the Parent and its Subsidiaries on the last day of the most recently ended Test Period; provided, if at any time and from time to time after the Effective Date, Immaterial Domestic Subsidiaries comprise in the aggregate more than 2.5% of the Consolidated EBITDA of the Parent and its Subsidiaries for the most recently ended Test Period, or more than 2.5% of the revenues of the Parent and its Subsidiaries for the most recently ended Test Period or more than 2.5% of the consolidated assets of the Parent and its Subsidiaries as of the end of the most recently ended Test Period, then the Parent shall, not later than thirty days after the date by which financial statements for such period are required to be delivered (or such longer period as the Administrative Agent may agree in its sole discretion), designate in writing to the Administrative Agent that one or more of such Subsidiaries is no longer an Immaterial Domestic Subsidiary for purposes of this Agreement to the extent required such that the foregoing condition ceases to be true. As of the Effective Date, the Immaterial Domestic Subsidiaries are listed on Schedule 1.01(C). Notwithstanding the foregoing, no Subsidiary that owns or is the exclusive licensee of any Material Asset shall be an Immaterial Domestic Subsidiary. “Immaterial Foreign Subsidiary” means, at any time, any Foreign Subsidiary that (i) contributed 4.0% or less of the Consolidated EBITDA of the Parent and its Subsidiaries for the most recently ended Test Period, (ii) contributed 4.0% or less of the revenues of the Parent and its Subsidiaries for the most recently ended Test Period, and (iii) had assets representing 4.0% or less of the total consolidated assets of the Parent and its Subsidiaries on the last day of the most recently ended Test Period; provided, if at any time and from time to time after the Effective Date, Immaterial Foreign Subsidiaries comprise in the aggregate more than 8.0% of the Consolidated EBITDA of the Parent and its Subsidiaries for the most recently ended Test Period, or more than 8.0% of the revenues of the Parent and its Subsidiaries for the most recently ended Test Period or more than 8.0% of the consolidated assets of the Parent and its Subsidiaries as of the end of the most recently ended Test Period, then the Parent shall, not later than thirty days after the date by which financial statements for such period are required to be delivered (or such longer period as the Administrative Agent may agree in its sole discretion), designate in writing to the Administrative Agent that one or more of such Subsidiaries is no longer an Immaterial Foreign Subsidiary for purposes of this Agreement to the extent required such that the foregoing condition ceases to be true. As of the Effective Date, the Immaterial Foreign Subsidiaries are listed on Schedule 1.01(C). Notwithstanding the foregoing, no Subsidiary that owns or is the exclusive licensee of any Material Asset shall be an Immaterial Foreign Subsidiary.

LEGAL_US_E # 188864993.17 28 “Indebtedness” means, with respect to any Person, without duplication, (a) all indebtedness of such Person for borrowed money; (b) all obligations of such Person for the deferred purchase price of property or services (other than trade payables, accrued expenses or other accounts payable incurred in the ordinary course of such Person’s business and not outstanding for more than 90 days after the date such payable was created (unless such payable or expense is being contested in good faith by appropriate proceedings diligently conducted and for which adequate reserves or other appropriate provisions are maintained on the books of such Person in accordance with GAAP) and any earn-out, purchase price adjustment or similar obligation until such obligation appears in the liabilities section of the balance sheet of such Person); (c) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments or upon which interest payments are customarily made; (d) all reimbursement, payment or other obligations and liabilities of such Person created or arising under any conditional sales or other title retention agreement with respect to property used and/or acquired by such Person, even though the rights and remedies of the lessor, seller and/or lender thereunder may be limited to repossession or sale of such property; (e) all Capitalized Lease Obligations of such Person; (f) all obligations and liabilities, contingent or otherwise, of such Person, in respect of letters of credit, acceptances and similar facilities; (g) all obligations and liabilities, calculated on a basis satisfactory to the Collateral Agent and in accordance with accepted practice, of such Person under Hedging Agreements; (h) all monetary obligations under any receivables factoring, receivable sales or similar transactions and all monetary obligations under any synthetic lease, tax ownership/operating lease, off-balance sheet financing or similar financing; (i) all Contingent Obligations; (j) all Disqualified Equity Interests; and (k) all obligations referred to in clauses (a) through (j) of this definition of another Person secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) a Lien upon property owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness. The Indebtedness of any Person shall include the Indebtedness of any partnership of or joint venture in which such Person is a general partner or a joint venturer. “Indemnified Matters” has the meaning specified therefor in Section 12.15. “Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation any Loan Party under any Loan Document and (b) to the extent not otherwise described in clause (a), Other Taxes. “Indemnitees” has the meaning specified therefor in Section 12.15. “Initial Foreign Material Subsidiaries” means those certain Foreign Subsidiaries that, as of the Effective Date, are not Immaterial Foreign Subsidiaries and are required to join this Agreement in accordance with Section 5.03. “Insolvency Proceeding” means any proceeding commenced by or against any Person under any provision of any Debtor Relief Law. “Intellectual Property” has the meaning specified therefor in the Security Agreement.

LEGAL_US_E # 188864993.17 29 “Intellectual Property Contracts” means all agreements concerning Intellectual Property, including without limitation license agreements, technology consulting agreements, confidentiality agreements, co-existence agreements, consent agreements and non-assertion agreements. “Intellectual Property Security Agreement” has the meaning specified therefor in the Security Agreement. “Insolvency Regulation” means the Regulation (EU) 2015/848 of the European Parliament and of the Council of 20 May 2015 on Insolvency Proceedings (recast) as amended from time to time and as lastly amended on 15 December 2021 by replacing its Annexes A and B. “Intercompany Subordination Agreement” means an Intercompany Subordination Agreement made by the Loan Parties and, subject to Section 5.03(a)(viii), all non-Loan Party Subsidiaries in favor of the Collateral Agent for the benefit of the Agents and the Lenders, in form and substance reasonably satisfactory to the Collateral Agent. “Interest Payment Date” means as to any SOFR Loan, the last day of each Interest Period therefor and the Final Maturity Date. “Interest Period” means, with respect to each SOFR Loan, a period commencing on the date of the making of such SOFR Loan (or the continuation of a SOFR Loan or the conversion of a Reference Rate Loan to a SOFR Loan) and ending 1 or 3 months (as elected in the applicable SOFR Notice) thereafter; provided, however, that (a) if any Interest Period would end on a day that is not a Business Day, such Interest Period shall be extended (subject to clauses (c)- (e) below) to the next succeeding Business Day, (b) interest shall accrue at the applicable rate based upon Term SOFR from and including the first day of each Interest Period to, but excluding, the day on which any Interest Period expires, (c) any Interest Period that would end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day, (d) with respect to an Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period), the Interest Period shall end on the last Business Day of the calendar month that is 1 or 3 months after the date on which the Interest Period began, as applicable, (e) the Borrowers may not elect an Interest Period which will end after the Final Maturity Date, and (f) no tenor that has been removed from this definition pursuant to Section 2.07(g)(iv) shall be available for specification in such Notice of Borrowing or SOFR Notice. “Internal Revenue Code” means the Internal Revenue Code of 1986, as amended. “Inventory” means, with respect to any Person, all goods and merchandise of such Person leased or held for sale or lease by such Person, including, without limitation, all raw materials, work-in-process and finished goods, and all packaging, supplies and materials of every nature used or usable in connection with the shipping, storing, advertising or sale of such goods and merchandise, whether now owned or hereafter acquired, and all such other property the sale or other disposition of which would give rise to an Account or cash.

LEGAL_US_E # 188864993.17 30 “Investment” means, with respect to any Person, (a) any investment by such Person in any other Person (including Affiliates) in the form of loans, guarantees, advances or other extensions of credit (excluding Accounts arising in the ordinary course of business), capital contributions or acquisitions of Indebtedness (including, any bonds, notes, debentures or other debt securities), Equity Interests, or all or substantially all of the assets of such other Person (or of any division or business line of such other Person), (b) the purchase or ownership of any futures contract or liability for the purchase or sale of currency or other commodities at a future date in the nature of a futures contract, or (c) any investment in any other items that are or would be classified as investments on a balance sheet of such Person prepared in accordance with GAAP. The amount of any Investment at any time shall be the original principal or capital amount of such Investment plus the cost of all additions thereto, without any adjustments for increases or decreases in value, or write-ups, write-downs or write-offs with respect to such Investment. “Israeli Companies Law” means the Israeli Companies Law, 5759-1999. “Israeli Fixed Charge” means an Israeli law fixed charge debenture governed by the laws of Israel, creating a fixed charge over the Israeli Loan Parties’ Intellectual Property and certain other assets specified therein, in form and substance reasonably satisfactory to the Collateral Agent, made by Israeli Loan Parties in favor of the Collateral Agent for the benefit of the Secured Parties securing the Obligations, as amended, restated, supplemented or otherwise modified from time to time. “Israeli Floating Charge” an Israeli law floating charge debenture governed by the laws of Israel creating a floating charge over all of the Israeli Loan Parties’ assets, in form and substance reasonably satisfactory to the Collateral Agent, made by Israeli Loan Parties in favor of the Collateral Agent for the benefit of the Secured Parties securing the Obligations, as amended, restated, supplemented or otherwise modified from time to time. “Israeli Guarantee Law” means the Israeli Guarantee Law, 5727-1967. “Israeli Insolvency Law” means the Israeli Insolvency and Economic Rehabilitation Law, 5778-2018. “Israeli Loan Party” means the Effective Date Israeli Subsidiaries and each other Loan Party incorporated in Israel. “Israeli Security Document” means an Israeli Floating Charge, Israeli Fixed Charge, Israeli Share Pledge and any other Israeli law governed security document entered into from time to time, as each such Israeli Security Document is amended, restated, supplemented or otherwise modified from time to time. “Israeli Share Pledge” means a share pledge agreement governed by the laws of Israel, in form and substance reasonably satisfactory to the Collateral Agent, made by each of Digital Turbine USA, Inc. and Fyber B.V. over the shares of each Israeli Loan Party and related rights in favor of the Collateral Agent for the benefit of the Secured Parties securing the Obligations, as amended, restated, supplemented or otherwise modified from time to time.

LEGAL_US_E # 188864993.17 31 “Joinder Agreement” means a Joinder Agreement, substantially in the form of Exhibit A, duly executed by a Subsidiary of a Loan Party made a party hereto pursuant to Section 7.01(b). “Lease” means any lease, sublease or license of, or other agreement granting a possessory interest in, real property to which any Loan Party or any of its Subsidiaries is a party as lessor, lessee, sublessor, sublessee, licensor or licensee. “Lender” has the meaning specified therefor in the preamble hereto. “Leverage Ratio” means, with respect to any Person and its Subsidiaries for any period, the ratio of (a) all Indebtedness described in clauses (a), (b) (provided that any credits, trade receivables, and other accounts receivable owed to the Loan Parties by any counterparty in an aggregate amount not to exceed $5,000,000 shall be offset against the trade payables and other accounts payable owed to such counterparty for purposes of this definition), (c), (d), (e) and (f) in the definition thereof of such Person and its Subsidiaries as of the end of such period to (b) Consolidated EBITDA of such Person and its Subsidiaries for such period. “Lien” means any mortgage, deed of trust, deed to secure debt, pledge, lien (statutory or otherwise), security interest, charge or other encumbrance or security or preferential arrangement of any nature, including, without limitation, any conditional sale or title retention arrangement, any Capitalized Lease and any assignment, deposit arrangement or financing lease intended as, or having the effect of, security. “Liquidity” means (a) Qualified Cash, minus (b) the amount of trade payables and other accounts payable of the Loan Parties that are aged more than thirty (30) days from the due date thereof and, in the aggregate for all such payables, exceed $10,000,000; provided, that any credits owed to the Loan Parties by the same counterparty in respect to such trade payables and other accounts (in an aggregate amount for all such credits not to exceed $5,000,000) shall offset against the amount reduced under this clause (b). “Loan” means any Term Loan made by an Agent or a Lender to the Borrowers pursuant to Article II hereof. “Loan Account” means an account maintained hereunder by the Administrative Agent on its books of account at the Payment Office, and with respect to the Borrowers, in which the Borrowers will be charged with all Loans made to, and all other Obligations incurred by, the Borrowers. “Loan Document” means this Agreement, the Assignment of Business Interruption Insurance Policy, any Control Agreement, the Disbursement Letter, the Fee Letter, any Warrant, any Guaranty, the Intercompany Subordination Agreement, any Joinder Agreement, any Mortgage, the Security Agreement, the Israeli Security Documents, the Dutch Security Documents, any other Collateral Document, the VCOC Management Rights Agreement, any Perfection Certificate, the First Amendment and any other agreement, instrument, certificate, report and other document executed and delivered pursuant hereto or thereto or otherwise evidencing or securing any Loan or any other Obligation.

LEGAL_US_E # 188864993.17 32 “Loan Party” means any Borrower and any Guarantor. “Loan Party Data” has the meaning given to such term in Section 6.01(ii). “Loan Party Systems” has the meaning given to such term in Section 6.01(ii). “Make-Whole Amount” means, as of any date of determination, an amount equal to the difference (which shall not be zero) between (i) the aggregate amount of interest (including, without limitation, (x) interest payable in cash, in kind or deferred and (y) if applicable, interest at the Post-Default Rate) which would have otherwise been payable on the principal amount of the Term Loan A paid on such date (or in the case of an Applicable Premium Trigger Event specified in clauses (c), (d) or (e) of the definition thereof, the principal amount of the Term Loan A outstanding on such date) from the date of the occurrence of the Applicable Premium Trigger Event until the first anniversary of the Effective Date minus (ii) the aggregate amount of interest the Lenders would earn if the prepaid (or deemed prepayment in the case of an acceleration of the Loans) or reduced principal amount of the Term Loan A, in each case, were reinvested for the period from the date of prepayment (or deemed prepayment in the case of an acceleration of the Loans) or reduction until the first anniversary of the Effective Date at the Treasury Rate. “Material Adverse Effect” means a material adverse effect on any of (a) the operations, assets, liabilities, financial condition or prospects of the Loan Parties taken as a whole, (b) the ability of the Loan Parties taken as a whole to perform any of their obligations under any Loan Document, (c) the legality, validity or enforceability of this Agreement or any other Loan Document, (d) the rights and remedies of any Agent or any Lender under any Loan Document, or (e) the validity, perfection or priority of a Lien in favor of the Collateral Agent for the benefit of the Agents and the Lenders on a material portion of the Collateral, except to the extent that any material adverse effect on the perfection or priority results from the failure of the Administrative Agent or Collateral Agent to maintain possession of certificates actually delivered to it representing securities pledged under the Collateral Documents or to file UCC continuation statements or equivalent filings in foreign jurisdictions. “Material Asset” means all Material Intellectual Property and other assets owned by, or licensed to, the Parent or any of its Subsidiaries that is material to the business of Parent or any of its Subsidiaries, taken as a whole. “Material Contract” means, with respect to any Person, (a) each contract or agreement material to the business, condition (financial or otherwise), operations, performance, properties or prospects of such Person, including those contracts and agreements listed on Schedule 6.01(v) and (b) all other contracts or agreements as to which the breach, nonperformance, cancellation or failure to renew by any party thereto could reasonably be expected to have a Material Adverse Effect. “Material Intellectual Property” means all Intellectual Property owned by, or licensed to, the Parent or any of its Subsidiaries that is material to the business of the Parent or any of its Subsidiaries, taken as a whole (whether owned as of the Effective Date or thereafter acquired). “Moody’s” means Moody’s Investors Service, Inc. and any successor thereto.

LEGAL_US_E # 188864993.17 33 “Mortgage” means a mortgage, deed of trust or deed to secure debt, in form and substance reasonably satisfactory to the Collateral Agent, made by a Loan Party in favor of the Collateral Agent for the benefit of the Agents and the Lenders, securing the Obligations and delivered to the Collateral Agent. “Multiemployer Plan” means a “multiemployer plan” as defined in Section 4001(a)(3) of ERISA to which any Loan Party or any of its ERISA Affiliates has contributed, or has been obligated to contribute, to at any time during the preceding the six calendar years. “Net Cash Proceeds” means, with respect to, any issuance or incurrence of any Indebtedness, any Equity Issuance, any Disposition or the receipt of any Extraordinary Receipts by any Person or any of its Subsidiaries, the aggregate amount of cash received (directly or indirectly) from time to time (whether as initial consideration or through the payment or disposition of deferred consideration) by or on behalf of such Person or such Subsidiary, in connection therewith after deducting therefrom only (a) in the case of any Disposition or the receipt of any Extraordinary Receipts consisting of insurance proceeds or condemnation awards, the amount of any Indebtedness secured by any Permitted Lien on any asset (other than Indebtedness assumed by the purchaser of such asset) which is required to be, and is, repaid in connection therewith (other than Indebtedness under this Agreement), (b) reasonable expenses related thereto incurred by such Person or such Subsidiary in connection therewith (including attorneys’ fees, accountants’ fees, investment banking and advisory fees and other customary expenses and fees), (c) taxes (including sales, transfer, deed or mortgage recording taxes and taxes that would be payable in connection with any repatriation of such proceeds, regardless of whether such proceeds are actually repatriated) paid or reasonably estimated in food faith to be payable (it being understood that such estimated amounts shall constitute Net Cash Proceeds if not subsequently paid) as a result thereof to any taxing authorities by such Person or such Subsidiary in connection therewith, (d) net income taxes paid or reasonably estimated in good faith to be paid in connection therewith (after taking into account any tax credits or deductions and any tax sharing arrangements) including Tax Distributions and (e) any reserve established in accordance with GAAP (provided, that such reserved amounts shall be Net Cash Proceeds to the extent and at the time of any reversal (without satisfaction of any applicable liabilities in cash in a corresponding amount) of any such reserve), in each case, to the extent, but only to the extent, that the amounts so deducted are (i) actually paid to a Person that, except in the case of reasonable out-of-pocket expenses, is not an Affiliate of such Person or any of its Subsidiaries and (ii) properly attributable to such transaction or to the asset that is the subject thereof. Notwithstanding the foregoing, at the election of the Borrowers, “Net Cash Proceeds” shall not include the proceeds of one or more at-the-market equity issuances up to an aggregate amount not to exceed $5,000,000. “Netherlands” means the European part of the Kingdom of the Netherlands and “Dutch” means in or of the Netherlands. “New Facility” has the meaning specified therefor in Section 7.01(m). “New Lending Office” has the meaning specified therefor in Section 2.09(d). “Non-U.S. Lender” has the meaning specified therefor in Section 2.09(d).

LEGAL_US_E # 188864993.17 34 “Notice of Borrowing” has the meaning specified therefor in Section 2.02(a). “NPL” means the National Priorities List under CERCLA. “Obligations” means all present and future indebtedness, obligations, and liabilities of each Loan Party to the Agents and the Lenders arising under or in connection with this Agreement or any other Loan Document, whether or not the right of payment in respect of such claim is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, disputed, undisputed, legal, equitable, secured, unsecured, and whether or not such claim is discharged, stayed or otherwise affected by any proceeding referred to in Section 9.01. Without limiting the generality of the foregoing, the Obligations of each Loan Party under the Loan Documents include (a) the obligation (irrespective of whether a claim therefor is allowed in an Insolvency Proceeding) to pay principal, interest, charges, expenses, fees, premiums (including the Applicable Premium, if any), attorneys’ fees and disbursements, indemnities and other amounts payable by such Person under the Loan Documents, and (b) the obligation of such Person to reimburse any amount in respect of any of the foregoing that any Agent or any Lender (in its sole discretion) may elect to pay or advance on behalf of such Person. Notwithstanding any of the foregoing, Obligations shall not include any Excluded Swap Obligations. “OFAC” means the Office of Foreign Assets Control of the U.S. Department of the Treasury. “Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document). “Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 2.11(b)). “Parallel Debt” has the meaning specified in Section 10.19. “Parent” has the meaning specified therefor in the preamble hereto. “Participant Register” has the meaning specified therefor in Section 12.07(i). “Payment Office” means the Administrative Agent’s office located at 150 East 58th Street, 39th Floor, New York, New York 10155, or at such other office or offices of the Administrative Agent as may be designated in writing from time to time by the Administrative Agent to the Collateral Agent and the Administrative Borrower. “PBGC” means the Pension Benefit Guaranty Corporation or any successor thereto.

LEGAL_US_E # 188864993.17 35 “Pension Plan” means an Employee Plan that is subject to Section 412 of the Internal Revenue Code, Section 302 of ERISA or Title IV of ERISA maintained, sponsored or contributed to, or for which there is an obligation to contribute to, by any Loan Party or any of its ERISA Affiliates at any time during the preceding six calendar years. “Perfection Certificate” means a certificate in form and substance reasonably satisfactory to the Collateral Agent providing information with respect to the property of each Loan Party. “Periodic Term SOFR Determination Day” has the meaning specified therefor in the definition of Term SOFR. “Permitted Acquisition” means any Acquisition by a Loan Party or any wholly- owned Subsidiary of a Loan Party to the extent that each of the following conditions shall have been satisfied: (a) no Default or Event of Default shall have occurred and be continuing or would result from the consummation of the proposed Acquisition after giving pro forma effect to such Acquisition; (b) to the extent the Acquisition will be financed in whole or in part with the proceeds of any Loan, the conditions set forth in Section 5.02 shall have been satisfied; (c) the Borrowers shall have furnished to the Agents at least 10 Business Days prior to the consummation of such Acquisition (i) an executed term sheet and/or commitment letter (setting forth in reasonable detail the terms and conditions of such Acquisition) and, at the request of any Agent, such other information and documents that any Agent may request, including, without limitation, executed counterparts of the respective agreements, instruments or other documents pursuant to which such Acquisition is to be consummated (including, without limitation, any related management, non-compete, employment, option or other material agreements), any schedules to such agreements, instruments or other documents and all other material ancillary agreements, instruments or other documents to be executed or delivered in connection therewith, (ii) pro forma financial statements of the Parent and its Subsidiaries after the consummation of such Acquisition, (iii) a certificate of the chief financial officer of the Parent, demonstrating on a pro forma basis compliance, as at the end of the most recently ended Test Period, with all covenants set forth in Section 7.03 hereof after the consummation of such Acquisition, and (iv) copies of such other agreements, instruments or other documents as any Agent shall reasonably request; (d) the agreements, instruments and other documents referred to in paragraph (c) above shall provide that (i) neither the Loan Parties nor any of their Subsidiaries shall, in connection with such Acquisition, assume or remain liable in respect of any Indebtedness of the Seller or Sellers, or other obligation of the Seller or Sellers (except for obligations incurred in the ordinary course of business in operating the property so acquired and necessary or desirable to the continued operation of such property and except for Permitted Indebtedness), and (ii) all property to be so acquired in connection with such Acquisition shall be free and clear of any and all Liens,

LEGAL_US_E # 188864993.17 36 except for Permitted Liens (and if any such property is subject to any Lien not permitted by this clause (ii) then concurrently with such Acquisition such Lien shall be released); (e) such Acquisition shall be effected in such a manner so (i) that the acquired assets or Equity Interests are owned by a Loan Party and, if effected by merger or consolidation involving a Loan Party, such Loan Party shall be the continuing or surviving Person and (ii) after giving effect to any such Acquisition, any Person so acquired who is a Subsidiary of any Borrower shall become a Loan Party; (f) the Loan Parties shall have Liquidity in an amount equal to or greater than $35,000,000 immediately after giving effect to the consummation of the proposed Acquisition; (g) the assets being acquired or the Person whose Equity Interests are being acquired did not have negative Consolidated EBITDA during the 12 consecutive month period most recently concluded prior to the date of the proposed Acquisition; (h) the assets being acquired (other than a de minimis amount of assets in relation to the Loan Parties’ and their Subsidiaries’ total assets), or the Person whose Equity Interests are being acquired, are useful in or engaged in, as applicable, the business of the Loan Parties and their Subsidiaries or a business reasonably related thereto; (i) the assets being acquired (other than a de minimis amount of assets in relation to the assets being acquired) are located within the United States or the Person whose Equity Interests are being acquired is organized in a jurisdiction located within the United States; (j) such Acquisition shall be consensual and shall have been approved by the board of directors of the Person whose Equity Interests or assets are proposed to be acquired and shall not have been preceded by an unsolicited tender offer for such Equity Interests by, or proxy contest initiated by, Parent or any of its Subsidiaries or an Affiliate thereof; (k) any such Subsidiary (and its equityholders) shall execute and deliver the agreements, instruments and other documents required by Section 7.01(b) within the time periods set forth therein; and (l) the Purchase Price payable in respect of (i) any single Acquisition or series of related Acquisitions shall not exceed $2,500,000 in the aggregate and (ii) all Acquisitions (including the proposed Acquisition) shall not exceed $5,000,000 in the aggregate during the term of this Agreement. “Permitted Cure Equity” means Qualified Equity Interests of the Parent. “Permitted Disposition” means: (a) sale and other Dispositions of Inventory and other assets held for sale in the ordinary course of business for cash; (b) licensing, on a non-exclusive basis, Intellectual Property rights in the ordinary course of business in accordance with the terms of this Agreement;

LEGAL_US_E # 188864993.17 37 (c) leasing or subleasing assets in the ordinary course of business and the termination or cancellation of any lease or sublease in the ordinary course of business; (d) (i) the lapse of Registered Intellectual Property at the end of its applicable term, (ii) the abandonment, dedication to the public, or other disposition of Intellectual Property of the Parent and its Subsidiaries in the ordinary course of business, or otherwise to the extent not economically desirable in the conduct of their business, other than the dedication to the public of material revenue generating copyrights; (e) any involuntary loss, damage or destruction of property; (f) any involuntary condemnation, seizure or taking, by exercise of the power of eminent domain or otherwise, or confiscation or requisition of use of property; (g) so long as no Event of Default has occurred and is continuing or would result therefrom, transfers of assets (i) from the Parent or any of its Subsidiaries to a Loan Party, and (ii) from any Subsidiary of the Parent that is not a Loan Party to any other Subsidiary of the Parent; (h) Disposition of obsolete, damaged, unusable, immaterial, uneconomical, surplus or worn-out equipment or property not presently used or useful in the business in the ordinary course of business and consistent with past practice; (i) Dispositions of property to the extent that (i) such property is exchanged for credit against the purchase price of similar replacement property, (ii) the proceeds of such Disposition are promptly applied to the purchase price of such replacement property or (iii) such property is exchanged for like property for use in a similar business; (j) the use of cash in the ordinary course of business and consistent with past practice to the extent otherwise permitted hereunder, including, for the avoidance of doubt, to fund payroll and other business expenses; (k) Dispositions or discounts without recourse of accounts receivable in connection with the compromise or collection thereof in the ordinary course of business; (l) in order to resolve disputes that occur in the ordinary course of business the discounting or compromise for less than the face value thereof (with or without recourse) of notes or accounts receivable; (m) Dispositions of Investments in joint ventures to the extent required by, or made pursuant to, customary buy/sell arrangements between the joint venture parties set forth in joint venture arrangements and similar binding arrangements; (n) the unwinding of any hedge agreement or any cash management services; (o) Dispositions of property subject to casualty and condemnation events; (p) [reserved];

LEGAL_US_E # 188864993.17 38 (q) sales or dispositions of Equity Interests of any of its Subsidiaries in order to qualify members of the governing body of the Subsidiary if and to the extent required by applicable law; (r) [reserved]; (s) termination of leases, subleases, licenses, sublicenses or similar use and occupancy agreements by the applicable Loan Party or Subsidiary in the ordinary course of business that do not interfere in any material respect with the business of such Loan Party or Subsidiary; (t) [reserved]; and (u) Disposition of property or assets not otherwise permitted in clauses (a) through (t) above for cash in an aggregate amount not less than the fair market value of such property or assets; provided that the Net Cash Proceeds of such Dispositions (including the proposed Disposition) (1) in the case of clause (u) above, do not exceed $20,000,000 in the aggregate in any Fiscal Year and (2) in all cases, are, to the extent required thereunder, paid to the Administrative Agent for the benefit of the Agents and the Lenders pursuant to the terms of Section 2.05(c)(ii) or applied as provided in Section 2.05(c)(vi). Notwithstanding the foregoing, no Loan Party may transfer, assign or exclusively license any Material Asset to any Affiliate that is not a Loan Party and any such transaction shall not be a Permitted Disposition. “Permitted Indebtedness” means: (a) any Indebtedness owing to any Agent or any Lender under this Agreement and the other Loan Documents; (b) any other Indebtedness listed on Schedule 7.02(b), and any Permitted Refinancing Indebtedness in respect of such Indebtedness; (c) Permitted Purchase Money Indebtedness and any Permitted Refinancing Indebtedness in respect of such Indebtedness; (d) Permitted Intercompany Investments; (e) Indebtedness incurred in the ordinary course of business under performance, surety, bid, statutory, and appeal bonds and other obligations of a like nature; (f) Indebtedness owed to any Person providing property, casualty, liability, or other insurance to the Loan Parties, so long as the amount of such Indebtedness is not in excess of the amount of the unpaid cost of, and shall be incurred only to defer the cost of, such insurance for the period in which such Indebtedness is incurred and such Indebtedness is outstanding only during such period;

LEGAL_US_E # 188864993.17 39 (g) the incurrence by any Loan Party of Indebtedness under Hedging Agreements that are incurred for the bona fide purpose of hedging the interest rate, commodity, or foreign currency risks associated with such Loan Party’s operations and not for speculative purposes; (h) Indebtedness incurred in respect of netting services, overdraft protections, credit cards, credit card processing services, debit cards, stored value cards, purchase cards (including so-called “procurement cards” or “P-cards”) or other similar cash management services, in each case, incurred in the ordinary course of business; (i) Indebtedness incurred as a result of endorsing negotiable instruments received in the ordinary course of business; (j) contingent liabilities in respect of any indemnification obligation, adjustment of purchase price, non-compete, or similar obligation of any Loan Party incurred in connection with the consummation of one or more Permitted Acquisitions; (k) reimbursement obligations with respect to letters of credit, bankers guarantees and other similar obligations incurred in the ordinary course of business; (l) Indebtedness of a Person whose assets or Equity Interests are acquired by the Parent or any of its Subsidiaries in a Permitted Acquisition in an aggregate amount not to exceed $500,000 at any one time outstanding; provided, that such Indebtedness (i) was in existence prior to the date of such Permitted Acquisition and (ii) was not incurred in connection with, or in contemplation of, such Permitted Acquisition; (m) Guarantees in respect of Indebtedness permitted hereunder; (n) Indebtedness owed to any Person providing worker’s compensation, health, disability or other employee benefits or property, casualty or liability insurance to the Parent and its Subsidiaries incurred in connection with such Person providing such benefits or insurance pursuant to customary reimbursement or indemnification obligations to such Person; (o) Indebtedness consisting of the financing of insurance premiums in the ordinary course of business or in the commercially reasonable business judgment of the Parent; (p) unsecured Subordinated Indebtedness owing to any Seller incurred by any Loan Party in connection with the consummation of one or more Permitted Acquisitions so long as the aggregate principal amount for all such Indebtedness does not exceed $5,000,000 at any one time outstanding; (q) unsecured Subordinated Indebtedness of the Parent that is incurred on the date of the consummation of a Permitted Acquisition solely for the purpose of consummating such Permitted Acquisition so long as (i) no Event of Default has occurred and is continuing or would result therefrom, (ii) such unsecured Subordinated Indebtedness is not incurred for working capital purposes, and (iii) the aggregate principal amount for all such Indebtedness does not exceed $5,000,000 at any one time outstanding;

LEGAL_US_E # 188864993.17 40 (r) Subordinated Indebtedness incurred to refinance all (but not less than all) of the aggregate amount of the Term Loan B and Term Loan C and all interest, fees, expenses, premiums and penalties payable in connection therewith; (s) Subordinated Indebtedness other than Subordinated Indebtedness described in clause (p), (q) or (r) above in an aggregate amount not exceeding $10,000,000 at any time outstanding; and (t) unsecured Indebtedness in respect of obligations to pay the deferred purchase price of goods or services or progress payments in connection with such goods and services; provided that such obligations are incurred in connection with open accounts extended by vendors on customary trade terms in the ordinary course of business and not in connection with the borrowing of money. For the avoidance of doubt, any Permitted Indebtedness owing from a Loan Party to a non- Loan Party shall, subject to Section 5.03(a)(viii), be subject to the Intercompany Subordination Agreement. “Permitted Intercompany Investments” means Investments made by (a) a Loan Party to or in another Loan Party, (b) a Loan Party to or in an Initial Material Foreign Subsidiary, (c) an Initial Material Foreign Subsidiary to or in a Loan Party, (d) a Subsidiary that is not a Loan Party to or in another Subsidiary that is not a Loan Party, (e) a Subsidiary that is not a Loan Party to or in a Loan Party, so long as, in the case of a loan or advance, the parties thereto are, subject to Section 5.03(a)(viii), party to the Intercompany Subordination Agreement and (f) a Loan Party to or in a Subsidiary that is not a Loan Party (i) prior to the Effective Date, to the extent set forth on Schedule 1.01(E) or (ii) so long as (x) no Event of Default has occurred and is continuing either before or after giving effect to such Investment, (y) such Investment shall be used exclusively for the purpose of funding payroll, office expenditures, vendor expenses, costs of good sold and similar costs and expenses in the ordinary course of business and consistent with past practice and (z) the Loan Parties shall have provided the Administrative Agent such supporting documentation with respect to such Investment as the Administrative Agent may reasonably request, Investments consisting of revenue sharing payments to foreign contractual revenue partners, publisher revenue share, media partner bidding and platform fees that pass through Foreign Subsidiaries or other Investments in the ordinary course of business and consistent with past practice in Foreign Subsidiaries in an aggregate amount not to exceed $25,000,000 in any Fiscal Year; provided, however, that the aggregate amount of Investments permitted to be made in reliance on the foregoing clause (b) shall not exceed, in the aggregate for all such Investments $3,000,000 so long as such Investments are used solely to fund operating expenses in the ordinary course of business and consistent with past practice and, with respect to any Initial Material Foreign Subsidiary, only through and including the date that the Loan Parties shall have been required to satisfy the conditions set forth in Section 5.03(c) and/or 5.03(d) (as applicable and after giving effect to any extensions thereunder) with respect to such Initial Material Foreign Subsidiary. “Permitted Investments” means: (a) Investments in cash and Cash Equivalents;

LEGAL_US_E # 188864993.17 41 (b) Investments in negotiable instruments deposited or to be deposited for collection in the ordinary course of business; (c) advances made in connection with purchases of goods or services in the ordinary course of business; (d) Investments received in settlement of amounts due to any Loan Party or any of its Subsidiaries effected in the ordinary course of business or owing to any Loan Party or any of its Subsidiaries as a result of Insolvency Proceedings involving an Account Debtor or upon the foreclosure or enforcement of any Lien in favor of a Loan Party or its Subsidiaries; (e) Investments existing on the date hereof, as set forth on Schedule 7.02(e) hereto, but not any increase in the amount thereof as set forth in such Schedule or any other modification of the terms thereof; (f) Permitted Intercompany Investments; (g) Permitted Acquisitions; (h) Guarantees of Indebtedness and other obligations to the extent permitted hereunder; (i) Investments consisting of extensions of credit in the nature of accounts receivable or notes receivable arising from the grant of trade credit in the ordinary course of business; (j) reasonable deposits for taxes and insurance and similar items reasonably required under lease obligations in the ordinary course of business; (k) so long as no Default or Event of Default has occurred and is continuing or would result therefrom, any other Investments in an aggregate amount not to exceed $500,000 at any time outstanding; and (l) deposits and pledges of cash expressly constituting Permitted Liens. Notwithstanding the foregoing, no Permitted Investment in any Affiliate of the Parent that is not a Loan Party may consist of a transfer, assignment or exclusive license of any Material Asset. “Permitted Liens” means: (a) Liens securing the Obligations; (b) Liens for taxes, assessments and governmental charges the payment of which is not required under Section 7.01(c)(ii); (c) Liens imposed by law, such as carriers’, warehousemen’s, mechanics’, materialmen’s and other similar Liens arising in the ordinary course of business and securing obligations (other than Indebtedness for borrowed money) that are not overdue by more than 30

LEGAL_US_E # 188864993.17 42 days or are being contested in good faith and by appropriate proceedings promptly initiated and diligently conducted, and a reserve or other appropriate provision, if any, as shall be required by GAAP shall have been made therefor; (d) Liens described on Schedule 7.02(a), provided that (A) any such Lien shall only secure the Indebtedness that it secures on the Effective Date and any Permitted Refinancing Indebtedness in respect thereof and (B) no such Lien extends to any additional property other than (x) after-acquired property that is affixed or incorporated into the property covered by such Lien or financed by Indebtedness permitted under Section 7.02(b) and (y) proceeds and products thereof, accessions thereto and improvements thereon; (e) purchase money Liens on equipment acquired or held by any Loan Party or any of its Subsidiaries in the ordinary course of its business to secure Permitted Purchase Money Indebtedness so long as such Lien only (i) attaches to such property and (ii) secures the Indebtedness that was incurred to acquire such property or any Permitted Refinancing Indebtedness in respect thereof; (f) deposits and pledges of cash securing (i) obligations incurred in respect of workers’ compensation, unemployment insurance or other forms of governmental insurance or benefits or other insurance-related obligations, (ii) the performance of bids, tenders, leases, contracts (other than for the payment of money) and statutory obligations or (iii) obligations in respect of customs, stay, performance, utility, bid, surety or appeal bonds, completion guarantees, performance bonds and other obligations of like nature, but only to the extent such deposits or pledges (1) are made or otherwise arise in the ordinary course of business and secure obligations not past due or are being contested in good faith by appropriate proceedings, promptly initiated and diligently conducted, and a reserve or other appropriate provision, if any, as shall be required by GAAP shall have been made therefor and (2) do not exceed $1,000,000 in the aggregate at any time outstanding; (g) with respect to any Facility, encroachments, rights of way, easements, covenants, conditions, zoning restrictions, reservations, municipal and zoning ordinances and laws and other encumbrances on real property and minor irregularities in the title thereto that do not (i) secure obligations for the payment of money (other than inchoate liens with respect to real estate taxes which are not yet due and payable or mechanics’ liens for obligations not yet due and payable) or (ii) individually or in the aggregate, materially impair the value of such property or its use by any Loan Party or any of its Subsidiaries in the normal conduct of such Person’s business; (h) Liens of landlords and mortgagees of landlords (i) arising by statute, common law or under any Lease or related Contractual Obligation entered into in the ordinary course of business, (ii) on fixtures and movable tangible property located on the real property leased or subleased from such landlord, or (iii) for amounts not yet due or that are being contested in good faith by appropriate proceedings diligently conducted and for which adequate reserves or other appropriate provisions are maintained on the books of such Person if required in accordance with GAAP;

LEGAL_US_E # 188864993.17 43 (i) the title and interest of a licensor, sublicensor, lessor or sublessor in and to personal property licensed, sublicensed, leased or subleased (other than through a Capitalized Lease), in each case extending only to such personal property; (j) non-exclusive licenses of Intellectual Property rights in the ordinary course of business permitted in accordance with the terms of this Agreement; (k) judgment liens (other than for the payment of taxes, assessments or other governmental charges) securing judgments (or appeal bonds or other surety bonds relating to such judgments) and other proceedings not constituting an Event of Default under Section 9.01(j); (l) (i) Liens of a collection bank arising under Section 4-208 or Section 4-210 of the Uniform Commercial Code on the items in the course of collection, (ii) Liens attaching to commodity trading accounts or other commodities brokerage accounts incurred in the ordinary course of business and not for speculative purposes and (iii) rights of set-off or bankers’ liens upon deposits of cash or securities in favor of banks or other depository institutions or securities intermediaries, solely to the extent incurred in connection with the maintenance of such deposit accounts or securities accounts in the ordinary course of business; (m) Liens granted in the ordinary course of business on the unearned portion of insurance premiums securing the financing of insurance premiums to the extent the financing is permitted under the definition of Permitted Indebtedness; (n) Liens in favor of customs and revenue authorities arising as a matter of law to secure payments of custom duties in connection with the importation of goods; (o) cash collateral securing Indebtedness permitted by clauses (h) and (k) of Permitted Indebtedness; (p) UCC financing statements or similar public filings that are filed as a precautionary measure in connection with operating leases or consignment of goods in the ordinary course of business; (q) good faith earnest money deposits in connection with any Investment or letter of intent or purchase agreement not prohibited hereunder; (r) Liens consisting of an agreement to Dispose of any property in a Permitted Disposition, in each case, solely to the extent such Disposition would have been permitted on the date of the creation of such Lien; (s) (i) Liens deemed to exist in connection with Investments in repurchase agreements constituting Cash Equivalents; provided, that such Liens do not extend to any assets other than those assets that are the subject of such repurchase agreement, and (ii) reasonable customary initial deposits and margin deposits and similar Liens attaching to brokerage accounts maintained in the ordinary course of business and not for speculative purposes; (t) Liens that are customary contractual rights of setoff relating to purchase orders and other agreements entered into with customers in the ordinary course of business;

LEGAL_US_E # 188864993.17 44 (u) junior liens securing Subordinated Indebtedness permitted by clauses (r) or (s) of Permitted Indebtedness; (v) ground leases in respect of real property on which facilities owned or leased or located; (w) deposits of cash with the owner or lessor of premises leased and operated by a Loan Party or any of its Subsidiaries to secure the performance of such Loan Party or Subsidiary’s obligations under the terms of the lease for such premises, or deposits of cash as security for guarantees, promissory notes or bonds issued by a bank in connection with any security given to secure any Israeli Loan Party's lease or rental obligations to the owner or lessor of premises as aforesaid; (x) [reserved]; (y) undetermined or inchoate liens, rights of distress and charges incidental to current operations which have not at such time ben filed or exercised or which relate to obligations not due or payable, or the validity of which is being contested diligently and in good faith by appropriate proceedings by that Person; (z) the rights reserved to or vested in any municipality or governmental or other public authority by the terms of any lease, license agreement, franchise, grant or permit acquired by that Person or by any statutory provision to terminate any such lease, license, franchise, grant or permit, or to require annual or other payments as a condition to the continuance thereof; (aa) security given to a public utility or any municipality or Governmental Authority when required by such utility or authority in connection with the operations of that Person in the ordinary course of its business provided that such security does not materially impair the use of the affected property for the purpose for which it is used by that Person; (bb) Liens assumed by the Parent and its Subsidiaries in connection with a Permitted Acquisition that secure Indebtedness permitted by clause (l) of Permitted Indebtedness; (cc) Liens solely on any cash earnest money deposits made by any Loan Party in connection with any letter of intent or purchase agreement with respect to a Permitted Acquisition; (dd) Liens that are replacements of Permitted Liens to the extent that the original Indebtedness is the subject of Permitted Refinancing Indebtedness and so long as the replacement Liens do not extend to any additional property; (ee) (i) in the case of any Loan Party, Liens in favor of Parent or any other Loan Party and (ii) in the case of any Subsidiary that is not a Loan Party, Liens in favor of Parent or any other Subsidiary of Parent; (ff) subject to Section 5.03(h) and (i), filings which no longer secure any outstanding Indebtedness or other obligations to the extent the burden or cost of obtaining a release

LEGAL_US_E # 188864993.17 45 outweigh the benefit that would be afforded thereby as reasonably determined by the Administrative Borrower and the Administrative Agent; (gg) other Liens which do not secure Indebtedness for borrowed money or letters of credit and as to which the aggregate amount of the obligations secured thereby does not exceed $1,000,000; (hh) Liens arising under any retention of title (Eigentumvorbehalt or Eigendomsvoorbehoud) or extended retention of title (verlängerter Eigentumvorbehalt); and (ii) Liens arising under the general terms and conditions of banks and Sparkassen (Allgemeine Geschäftsbedingungen der Banken und Sparkassen), general banking conditions (algemene bankvoorwaarden) or similar general terms and conditions of banks. “Permitted Purchase Money Indebtedness” means, as of any date of determination, Indebtedness (other than the Obligations, but including Capitalized Lease Obligations) incurred to finance the acquisition, development, construction, restoration, replacement, rebuilding, maintenance, upgrade or improvement of any fixed or capital assets secured by a Lien permitted under clause (e) of the definition of “Permitted Liens”; provided that (a) such Indebtedness is incurred within 90 days after such acquisition, development, construction, restoration, replacement, rebuilding, maintenance, upgrade or improvement, (b) such Indebtedness when incurred shall not exceed the purchase price of the asset financed and (c) the aggregate principal amount of all such Indebtedness shall not exceed $1,000,000 at any time outstanding. “Permitted Refinancing Indebtedness” means the extension of maturity, refinancing or modification of the terms of Indebtedness so long as: (a) after giving effect to such extension, refinancing or modification, the amount of such Indebtedness is not greater than the amount of Indebtedness outstanding immediately prior to such extension, refinancing or modification (other than by the amount of premiums and penalties paid thereon and the fees and expenses incurred in connection therewith and by the amount of unfunded commitments with respect thereto and any interest accrued thereon); (b) such extension, refinancing or modification does not result in a shortening of the average weighted maturity (measured as of the extension, refinancing or modification) of the Indebtedness so extended, refinanced or modified (and, in the case of revolving Indebtedness, does not require mandatory commitment reductions, if any, prior to the Final Maturity Date); (c) such extension, refinancing or modification is pursuant to terms that are not less favorable to the Loan Parties and the Lenders than the terms of the Indebtedness (including, without limitation, terms relating to the collateral (if any) and subordination (if any)) being extended, refinanced or modified; (d) the Indebtedness that is extended, refinanced or modified is not recourse to any Loan Party or any of its Subsidiaries that is liable on account of the obligations other than those Persons which were obligated with respect to the Indebtedness that was refinanced, renewed, or extended.

LEGAL_US_E # 188864993.17 46 (e) to the extent that the Indebtedness that is extended, refinanced or modified is secured, the Lien securing such Indebtedness satisfies the applicable requirements of Section 7.02(a); (f) as of the date of the incurrence of such Indebtedness and after giving effect thereto, no Event of Default exists; and (g) (A) if such Indebtedness being extended, refinanced or modified was subordinated to the Obligations, then the Permitted Refinancing Indebtedness shall also be subordinated to the Obligations on terms and pursuant to documentation no less favorable to the Lenders and the Administrative Agent, (B) if such Indebtedness being extended, refinanced or modified is unsecured, then the Permitted Refinancing Indebtedness shall also be unsecured, (C) if the Indebtedness being refinanced, refunded or replaced is secured, it is not secured by any assets that did not previously secure such Indebtedness, (D) if the Indebtedness being refinanced, refunded or replaced is Guaranteed, it shall not be Guaranteed by any Person that did not previously guarantee such Indebtedness and (E) if such Indebtedness is incurred under (and pursuant to) documentation other than this Agreement; it is understood and agreed that any such Indebtedness that is pari passu with the Obligations hereunder in right of payment and secured by the Collateral on a pari passu basis with respect to the Obligations hereunder that are secured on a first lien basis may participate, with respect to voluntary prepayments, on a pro rata basis or a less than pro rata basis (but not greater than a pro rata basis), and with respect to mandatory prepayments, on a pro rata basis or a less than pro rata basis (but not greater than a pro rata basis), in each case, in respect of the Obligations, in each case as the Administrative Borrower and the relevant lender may agree. “Permitted Restricted Payments” means any of the following Restricted Payments made by: (a) any Subsidiary to the Parent in amounts necessary to pay customary expenses as and when due and owing by the Parent in the ordinary course of its business as a public company (including Public Company Costs and salaries, commissions and other employee benefits, payroll and similar taxes and indemnities payable to and related reasonable and customary expenses incurred by employees of the Parent), so long as no Default or Event of Default shall have occurred and be continuing or would result from the making of such payment (but excluding the portion of such amount that is attributable to the ownership or operations of any subsidiary of the Parent other than the Loan Parties and their Subsidiaries), (b) any Subsidiary of any Borrower to (i) such Borrower or (ii) another Subsidiary of such Borrower (and that is a Loan Party if the initial Subsidiary is a Loan Party), (c) the Parent to pay dividends or distributions in the form of common Equity Interests of the Parent, (d) the Parent or any Subsidiary as payments in lieu of fractional shares, (e) the Parent in the form of any repurchase of Equity Interests of Parent deemed to occur upon exercise of stock options or warrants or the settlement or vesting of other

LEGAL_US_E # 188864993.17 47 equity-based awards if such Equity Interests represent a portion of the exercise price of, or tax withholdings with respect to, such options, warrants or other equity-based awards, (f) any Loan Party constituting payments of Subordinated Indebtedness to the extent in compliance with Section 7.02(m) and any subordination provisions thereof or the subordination agreement applicable thereto, (g) any Loan Party to consummate transactions constituting Permitted Investments or Permitted Dispositions, and (h) in the event the Parent is a corporation and files a consolidated, combined, unitary or similar type income Tax return with the Parent or any direct or indirect parent of the Parent, distributions by the Borrowers to the Parent, and by the Parent to any direct or indirect parent, to permit the Parent or such direct or indirect parent to pay U.S. federal and state income Taxes then due and payable on behalf of such consolidated, combined or unitary group (“Tax Distributions”); provided that the amount of such payments in any taxable year (or portion thereof) does not exceed the lesser of: (i) the amount that the Borrowers would be required to pay in respect of U.S. federal and state income Taxes for such taxable year (or portion thereof) were the Parent and its Subsidiaries to file as part of a consolidated, combined or unitary group for income tax purposes with the Borrowers as parent of the consolidated combined or unitary group and (ii) the actual Tax liability of the Parent or such direct or indirect parent of the Parent; provided further that if the filing group parent receives a refund from a Governmental Authority in respect of any amounts paid as Tax Distributions, any subsequent Tax Distributions shall be reduced by the amount of such refund; provided, to the extent such Taxes are attributable to Subsidiaries of the Parent that are not Loan Parties, such Taxes must be funded by such Subsidiaries. Notwithstanding the foregoing, no Loan Party may transfer, assign or exclusively license any Material Asset to any Affiliate of the Parent that is not a Loan Party and any such transaction shall not be a Permitted Restricted Payment. “Permitted Specified Liens” means Permitted Liens described in clauses (a), (b), (c), (dd) (in respect of the foregoing of the definition of Permitted Liens) and (ff). “Person” means an individual, corporation, limited liability company, partnership, association, joint-stock company, trust, unincorporated organization, joint venture or other enterprise or entity or Governmental Authority. “Petty Cash Accounts” means Cash Management Accounts with deposits at any time in an aggregate amount not in excess of $25,000 for any one account and $100,000 in the aggregate for all such accounts. “Post-Default Rate” means a rate of interest per annum equal to the rate of interest otherwise in effect from time to time pursuant to the terms of this Agreement plus 2.00%, or, if a rate of interest is not otherwise in effect, interest at the highest rate specified herein for any Loan then outstanding prior to an Event of Default plus 2.00%. “Pro Forma Basis” or “pro forma” or “Pro Forma Effect” or “pro forma effect” each means (subject to the terms of Section 1.08), as to any calculation of the Leverage Ratio

LEGAL_US_E # 188864993.17 48 (including component definitions thereof), for any events as described below that occur during any period of four consecutive fiscal quarters (the “Reference Period”) (or after the end of such Reference Period but on or before the date of determination) for which the financial effect of such events is being calculated, and giving effect to the events for which such calculation is being made, such calculation as will give pro forma effect to such events as if such events occurred as of the first day of the Reference Period and that: (i) in making any determination of Consolidated EBITDA, effect shall be given to any Disposition, acquisition, Investment, capital expenditure, merger, amalgamation, consolidation (including the transactions contemplated hereby) (or any similar transaction or transactions not otherwise permitted under Section 7.02(b) or 7.02(e) that require a waiver or consent of the Required Lenders and such waiver or consent has been obtained), any dividend, distribution or other similar payment, which adjustments the Administrative Borrower determines in good faith (with the consent of the Administrative Agent) as set forth in a certificate of a chief financial officer, treasurer or similar officer of the Administrative Borrower delivered to the Administrative Agent (the foregoing, together with any transactions related thereto or in connection therewith, and any other events that by the terms of the Loan Documents require pro forma compliance or determination on a pro forma basis, the “Subject Transactions”) and (ii) in making any determination on a Pro Forma Basis, (x) all Indebtedness (including Indebtedness issued, incurred or assumed as a result of, or to finance, any relevant transactions and for which the financial effect is being calculated, whether incurred under this Agreement or otherwise, but excluding normal fluctuations in revolving Indebtedness incurred for working capital purposes) issued, incurred, assumed or permanently repaid during the Reference Period (or, unless otherwise specified, occurring during the Reference Period or thereafter and through and including the date of determination, if applicable) shall be deemed to have been issued, incurred, assumed or permanently repaid at the beginning of such period and (y) interest charges attributable to interest on any Indebtedness, for which pro forma effect is being given as provided in preceding clause (x), bearing floating interest rates shall be computed on a pro forma basis as if the rate that is or would be in effect with respect to such Indebtedness as at the relevant date of determination would have been in effect during the period for which pro forma effect is being given. Pro forma calculations made pursuant to this shall be determined in good faith by an Authorized Officer of the Administrative Borrower and, to the extent applicable, in compliance with Section 1.08 and in connection with any Permitted Acquisition or other Permitted Investment shall be based on the consolidated balance sheet of such acquired Person or business and its consolidated Subsidiaries as at the end of its most recent Fiscal Year or the most recent fiscal period preceding such Permitted Acquisition or other permitted Investment and the related consolidated statements of income and of cash flows for such period, which shall have been previously provided to Administrative Agent and shall either (1) have been reported on without a qualification arising out of the scope of the audit by independent certified public accountants of nationally recognized standing or (2) have been found reasonably acceptable by Administrative Agent. “Pro Rata Share” means, with respect to: (a) [reserved],

LEGAL_US_E # 188864993.17 49 (b) a Lender’s obligation to make the Term Loan A and receive payments of interest, fees, and principal with respect thereto, the percentage obtained by dividing (i) such Lender’s Term Loan A Commitment, by (ii) the Total Term Loan A Commitment, provided that if the Total Term Loan A Commitment has been reduced to zero, the numerator shall be the aggregate unpaid principal amount of such Lender’s portion of the Term Loan A and the denominator shall be the aggregate unpaid principal amount of the Term Loan A, (c) a Lender’s obligation to make the Term Loan B and receive payments of interest, fees, and principal with respect thereto, the percentage obtained by dividing (i) such Lender’s Term Loan B Commitment, by (ii) the Total Term Loan B Commitment, provided that if the Total Term Loan B Commitment has been reduced to zero, the numerator shall be the aggregate unpaid principal amount of such Lender’s portion of the Term Loan B and the denominator shall be the aggregate unpaid principal amount of the Term Loan B, (d) a Lender’s obligation to make the Term Loan C and receive payments of interest, fees, and principal with respect thereto, the percentage obtained by dividing (i) such Lender’s Term Loan C Commitment, by (ii) the Total Term Loan C Commitment, provided that if the Total Term Loan C Commitment has been reduced to zero, the numerator shall be the aggregate unpaid principal amount of such Lender’s portion of the Term Loan C and the denominator shall be the aggregate unpaid principal amount of the Term Loan C, and (e) all other matters (including, without limitation, the indemnification obligations arising under Section 10.05) regarding a Lender, the percentage obtained by dividing (i) the sum of the unpaid principal amount of such Lender’s portion of the Term Loans and the Collateral Agent Advances, by (ii) the sum of the aggregate unpaid principal amount of the Term Loans and Collateral Agent Advances. “Projections” means financial projections of the Parent and its Subsidiaries delivered pursuant to Section 6.01(g)(ii), as updated from time to time pursuant to Section 7.01(a)(vii). “PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time. “Public Company Costs” means costs relating to compliance with the Sarbanes- Oxley Act of 2002, as amended, and other expenses arising out of or in connection with Parent’s status as a reporting company, including costs, fees and expenses (including legal, accounting and other professional fees) relating to compliance with provisions of the Securities Act and the Exchange Act, the rules of securities exchange companies with listed equity securities, directors’ compensation, fees and expense reimbursement, shareholder meetings and reports to shareholders, directors’ and officer’s insurance and other executive costs, legal and other professional fees and listing fees. “Purchase Price” means, with respect to any Acquisition, an amount equal to the sum of (a) the aggregate consideration, whether cash, property or securities (including, without limitation, the fair market value of any Equity Interests of any Loan Party or any of its Subsidiaries issued in connection with such Acquisition), paid or delivered by a Loan Party or any of its

LEGAL_US_E # 188864993.17 50 Subsidiaries (whether as initial consideration or through the payment or disposition of deferred consideration, including, without limitation, in the form of seller financing, royalty payments, payments allocated towards non-compete covenants, payments to principals for consulting services or other similar payments) in connection with such Acquisition, plus (b) the aggregate amount of liabilities of the acquired business (net of current assets of the acquired business) that would be reflected on a balance sheet (if such were to be prepared) of the Parent and its Subsidiaries after giving effect to such Acquisition, plus (c) the aggregate amount of all transaction fees, costs and expenses incurred by the Parent or any of its Subsidiaries in connection with such Acquisition. “Qualified Cash” means, as of any date of determination, the aggregate amount of unrestricted cash and Cash Equivalents on-hand of the Loan Parties maintained in deposit or securities accounts in the name of a Loan Party as of such date, provided that, on and after the date which is thirty (30) days following the Effective Date (or such later date as agreed to in writing by the Collateral Agent in its reasonable discretion), such deposit accounts shall be subject to Control Agreements; and provided further, for the avoidance of doubt, the proceeds of Permitted Cure Equity shall not be included in this definition of Qualified Cash. “Qualified Domestic Cash” means, as of any date of determination, the aggregate amount of unrestricted cash and Cash Equivalents on-hand of the Loan Parties maintained in deposit or securities accounts in the name of a Loan Party in the United States as of such date, provided that, on and after the date which is thirty (30) days (or such later date as agreed to in writing by the Collateral Agent in its reasonable discretion) following the Effective Date, such deposit accounts shall be subject to Control Agreements; and provided further, for the avoidance of doubt, the proceeds of Permitted Cure Equity shall not be included in this definition of Qualified Cash. “Qualified Equity Interests” means, with respect to any Person, all Equity Interests of such Person that are not Disqualified Equity Interests. “Real Property Deliverables” means each of the following agreements, instruments and other documents in respect of each Facility, each in form and substance reasonably satisfactory to the Collateral Agent: (a) a Mortgage duly executed by the applicable Loan Party, (b) evidence of the recording of each Mortgage in such office or offices as may be necessary or, in the reasonable opinion of the Collateral Agent, desirable to perfect the Lien purported to be created thereby or to otherwise protect the rights of the Collateral Agent and the Lenders thereunder; (c) a Title Insurance Policy or bring-down of the existing Title Insurance Policy with respect to each Mortgage; (d) a current ALTA survey and a surveyor’s certificate, certified to the Collateral Agent and to the issuer of the Title Insurance Policy with respect thereto by a professional surveyor licensed in the state in which such Facility is located and reasonably satisfactory to the Collateral Agent;

LEGAL_US_E # 188864993.17 51 (e) a zoning report issued by a provider reasonably satisfactory to the Collateral Agent or a copy of each letter issued by the applicable Governmental Authority, evidencing each Facility’s compliance with all applicable Requirements of Law, together with a copy of all certificates of occupancy issued with respect to each Facility; (f) an opinion of counsel, satisfactory to the Collateral Agent, in the state where such Facility is located with respect to the enforceability of the Mortgage to be recorded and such other matters as the Collateral Agent may reasonably request; (g) a Phase I Environmental Site Assessment prepared in accordance with the United States Environmental Protection Agency Standards and Practices for “All Appropriate Inquiries” under Section 101(3)(B) of the Comprehensive Environmental Response, Compensation, and Liability Act as referenced in 40 CFR Part 312 and ASTM E-1527-13 “Standard Practice for Environmental Assessments” (“Phase I ESA” (and if reasonably requested by the Collateral Agent based upon the results of such Phase I ESA, a Phase II Environmental Site Assessment), by a nationally-recognized environmental consulting firm, reasonably satisfactory to the Collateral Agent; and (h) such other agreements, instruments, appraisals and other documents (including guarantees and opinions of counsel) as the Collateral Agent may reasonably require. “Recipient” means any Agent and any Lender, as applicable. “Reference Rate” means, for any period, the greatest of (a) 4.00% per annum, (b) the Federal Funds Rate plus 0.50% per annum, (c) Term SOFR (which rate shall be calculated based upon an Interest Period of 1 month) plus 1.00% per annum, and (d) the rate last quoted by The Wall Street Journal as the “Prime Rate” in the United States or, if The Wall Street Journal ceases to quote such rate, the highest per annum interest rate published by the Federal Reserve Board in Federal Reserve Statistical Release H.15 (519) (Selected Interest Rates) as the “bank prime loan” rate or, if such rate is no longer quoted therein, any similar rate quoted therein (as determined by the Administrative Agent) or any similar release by the Federal Reserve Board (as determined by the Administrative Agent). Each change in the Reference Rate shall be effective from and including the date such change is publicly announced as being effective. “Reference Rate Loan” means each portion of a Loan that bears interest at a rate determined by reference to the Reference Rate. “Reference Rate Term SOFR Determination Day” has the meaning specified in the definition of “Term SOFR”. “Register” has the meaning specified therefor in Section 12.07(f). “Registered Intellectual Property” means Intellectual Property that is issued, registered, renewed or the subject of a pending application. “Registered Loans” has the meaning specified therefor in Section 12.07(f).

LEGAL_US_E # 188864993.17 52 “Regulation T”, “Regulation U” and “Regulation X” mean, respectively, Regulations T, U and X of the Board or any successor, as the same may be amended or supplemented from time to time. “Related Fund” means, with respect to any Person, an Affiliate of such Person, or a fund or account managed by such Person or an Affiliate of such Person. “Related Parties” means, with respect to any Person, such Person’s Affiliates and the direct and indirect equityholders, partners, directors, officers, employees, agents, consultants, trustees, administrators, managers, advisors and representatives of such Person and of such Person’s Affiliates. “Related Party Assignment” has the meaning specified therefor in Section 12.07(c)(ii). “Release” means any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, seeping, migrating, dumping or disposing of any Hazardous Material (including the abandonment or discarding of barrels, containers and other closed receptacles containing any Hazardous Material) into the indoor or outdoor environment, including, without limitation, the movement of Hazardous Materials through or in any environmental media, including the indoor or outdoor air, soil, surface or ground water, sediments or property. “Relevant Governmental Body” means the Federal Reserve Board or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board or the Federal Reserve Bank of New York, or any successor thereto. “Remedial Action” means any action (a) to correct, mitigate, or address any actual, alleged or threatened violation of or non-compliance with any Environmental Law or Environmental Permit, or (b) to clean up, remove, remediate, mitigate, abate, contain, treat, monitor, assess, evaluate, investigate, prevent, minimize or in any other way address any environmental condition or the actual, alleged or threatened presence, Release or threatened Release of any Hazardous Materials (including the performance of pre-remedial studies and investigations and post-remedial operation and maintenance activities). “Reportable Event” means an event described in Section 4043 of ERISA (other than an event for which the 30-day notice period is waived by regulation). “Required Lenders” means Lenders whose Pro Rata Shares (calculated in accordance with clause (e) of the definition thereof) aggregate at least 50.1%; provided that, if at any time there are two (2) or more unaffiliated Lenders, then at least two (2) unaffiliated Lenders will be required to constitute Required Lenders (it being understood that for purposes of this proviso each Lender and its Affiliates and Related Funds shall be deemed to be a single Lender); provided, further, that to the extent Varde’s Pro Rata Share equals or exceeds 20.0%, Required Lenders shall be required to include Varde. “Required Prepayment Date” shall have the meaning assigned to such term in Section 2.05(g).

LEGAL_US_E # 188864993.17 53 “Requirements of Law” means, with respect to any Person, collectively, the common law and any and all U.S. and non-U.S. federal, state, provincial, local, foreign, multinational or international laws, statutes, codes, treaties, standards, rules and regulations, guidelines, ordinances, orders, judgments, writs, injunctions, decrees (including administrative or judicial precedents or authorities), and the interpretation or administration thereof by, and other determinations, directives, requirements or requests of any Governmental Authority, in each case that are applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject. “Restricted Payment” means (a) the declaration or payment of any dividend or other distribution, direct or indirect, on account of any Equity Interests of any Loan Party or any of its Subsidiaries, now or hereafter outstanding, together with any payment or distribution pursuant to a “plan of division” under the Delaware Limited Liability Company Act or any comparable transaction under any similar law, (b) the making of any repurchase, redemption, retirement, defeasance, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any Equity Interests of any Loan Party or any direct or indirect parent of any Loan Party, now or hereafter outstanding, (c) the making of any payment to retire, or to obtain the surrender of, any outstanding warrants, options or other rights for the purchase or acquisition of shares of any class of Equity Interests of any Loan Party, now or hereafter outstanding, (d) the return of any Equity Interests to any shareholders or other equity holders of any Loan Party or any of its Subsidiaries, or the making of any other distribution of property, assets, shares of Equity Interests, warrants, rights, options, obligations or securities thereto as such or (e) the payment of any management, consulting, monitoring or advisory fees or any other fees or expenses (including the reimbursement thereof by any Loan Party or any of its Subsidiaries) pursuant to any management, consulting, monitoring, advisory or other services agreement to any of the shareholders or other equityholders of any Loan Party or any of its Subsidiaries or other Affiliates, or to any other Subsidiaries or Affiliates of any Loan Party. Notwithstanding the foregoing: conversion of any warrants (including the Warrants) or preferred stock outstanding from time to time to common stock as contemplated thereby shall in no case constitute a Restricted Payment. “Sale and Leaseback Transaction” means, with respect to the Parent or any of its Subsidiaries, any arrangement, directly or indirectly, with any Person whereby the Parent or any of its Subsidiaries shall sell or transfer any property used or useful in its business, whether now owned or hereafter acquired, and thereafter rent or lease such property or other property that it intends to use for substantially the same purpose or purposes as the property being sold or transferred. “Sanctioned Country” means, at any time, a country or territory that is the subject or target of comprehensive Sanctions (which, as of the Effective Date, include the Crimea region of Ukraine, the so-called Donetsk People’s Republic, the so-called Luhansk People’s Republic, Cuba, Iran, Lebanon, Syria and North Korea). “Sanctioned Person” means any Person that is the subject or target of any Sanctions at any time, including: (a) any Person listed on any Sanctions-related list, including OFAC’s Specially Designated Nationals and Blocked Persons List, (b) a Person that is resident in, is organized in, or located in, or has a place of business in, a Sanctioned Country, or (c) any Person owned 50% or more or controlled by any Person or Persons described in clause (a) or (b).

LEGAL_US_E # 188864993.17 54 “Sanctions” means economic or financial sanctions or trade embargoes imposed, administered, or enforced from time to time by the United States (including, but not limited to, the U.S. Department of State, and OFAC), the United Nations Security Council, the European Union or any member state thereof, HM’s Treasury of the United Kingdom, or any other Governmental Authority with jurisdiction over any party to this Agreement. “SEC” means the Securities and Exchange Commission or any other similar or successor agency of the Federal government administering the Securities Act. “Secured Party” means any Agent and any Lender. “Securities Act” means the Securities Act of 1933, as amended, or any similar Federal statute, and the rules and regulations of the SEC thereunder, all as the same shall be in effect from time to time. “Securitization” has the meaning specified therefor in Section 12.07(l). “Security Agreement” means a New York-law governed Pledge and Security Agreement, in form and substance satisfactory to the Collateral Agent, made by each Loan Party that is not a Foreign Subsidiary in favor of the Collateral Agent for the benefit of the Secured Parties securing the Obligations, as amended, amended and restated, supplemented or otherwise modified from time to time. “Security Breaches” has the meaning given to such term in Section 6.01(ii). “Seller” means any Person that sells Equity Interests or other property or assets to a Loan Party or a Subsidiary of a Loan Party in a Permitted Acquisition. “SOFR” means a rate equal to the secured overnight financing rate as administered by the SOFR Administrator. “SOFR Administrator” means the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate). “SOFR Borrowing” means, as to any Borrowing, the SOFR Loans comprising such Borrowing. “SOFR Deadline” has the meaning specified therefor in Section 2.07(a). “SOFR Loan” means a Loan that bears interest at a rate based on Term SOFR, other than pursuant to clause (c) of the definition of “Reference Rate”. “SOFR Notice” means a written notice substantially in the form of Exhibit D. “SOFR Option” has the meaning specified therefor in Section 2.07(a). “Solvent” means, with respect to any Person on a particular date, that on such date (a) the fair value of the property of such Person and its Subsidiaries on a consolidated basis is not

LEGAL_US_E # 188864993.17 55 less than the total amount of the liabilities (including contingent liabilities) of such Person and its Subsidiaries on a consolidated basis, (b) the present fair salable value of the assets of such Person and its Subsidiaries on a consolidated basis is not less than the amount that will be required to pay the probable liability of such Person and its Subsidiaries on its existing debts on a consolidated basis as they become absolute and matured, (c) such Person and its Subsidiaries on a consolidated basis is able to realize upon its assets and pay its debts and other liabilities, contingent obligations and other commitments as they mature in the normal course of business, (d) such Person and its Subsidiaries on a consolidated basis does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person’s and its Subsidiaries’ on a consolidated basis ability to pay as such debts and liabilities mature, (e) such Person and its Subsidiaries on a consolidated basis is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person’s and its Subsidiaries’ on a consolidated basis property would constitute unreasonably small capital, (f) in relation to any Israeli Loan Party, such Person is not deemed insolvent under the Israeli Insolvency Law, and (g), in respect of a German Loan Party, that such German Loan Party is not in a state of Zahlungsunfähigkeit under section 17 German Insolvency Code (Insolvenzordnung) or over-indebted (überschuldet) under section 19 German Insolvency Code (Insolvenzordnung). For the purposes hereof, the amount of any contingent liability at any time shall be computed as the amount that, in light of all of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability (irrespective of whether such contingent liability meets the criteria for accrual under Statement of Financial Accounting Standards No. 5). “Standard & Poor’s” means Standard & Poor’s Ratings Services, a division of The McGraw Hill Companies, Inc. and any successor thereto. “Subordinated Indebtedness” means Indebtedness of any Loan Party the terms of which (including, without limitation, payment terms, interest rates, covenants, remedies, defaults and other material terms) are satisfactory to the Collateral Agent and which has been expressly subordinated in right of payment to all Indebtedness of such Loan Party under the Loan Documents (a) by the execution and delivery of a subordination agreement, in form and substance satisfactory to the Collateral Agent, or (b) otherwise on terms and conditions satisfactory to the Collateral Agent; provided that (i) any such Subordinated Indebtedness shall not mature prior to the date that is 91 days after the Final Maturity Date, (ii) any such Subordinated Indebtedness shall not amortize until 91 days after the Final Maturity Date, and (iii) any such Subordinated Indebtedness shall not provide for the payment of interest thereon in cash or Cash Equivalents prior to the date that is 91 days after the Final Maturity Date. “Subsidiary” means, (i) with respect to any Person at any date, any corporation, limited or general partnership, limited liability company, trust, estate, association, joint venture or other business entity (a) the accounts of which would be consolidated with those of such Person in such Person’s consolidated financial statements if such financial statements were prepared in accordance with GAAP or (b) of which more than 50% of (i) the outstanding Equity Interests having (in the absence of contingencies) ordinary voting power to elect a majority of the Board of Directors of such Person, (ii) in the case of a partnership or limited liability company, the interest in the capital or profits of such partnership or limited liability company or (iii) in the case of a trust, estate, association, joint venture or other entity, the beneficial interest in such trust, estate, association, joint venture or other entity business is, at the time of determination, owned or

LEGAL_US_E # 188864993.17 56 controlled directly or indirectly through one or more intermediaries, by such Person and (ii) with respect to a Person incorporated or established under the laws of Germany including, a subsidiary within the meaning of sections 15 - 17 Stock Corporation Act (Aktiengesetz) or an entity of which a person has direct or indirect control or owns directly or indirectly more than 50% of the voting capital or similar right of ownership and control for this purpose means the power to direct the management and the policies of the entity whether through the ownership of voting capital, by contract or otherwise. References to a Subsidiary shall mean a Subsidiary of the Parent unless the context expressly provides otherwise. “Swap Obligation” means, with respect to any Guarantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act. “Tax Distributions” has the meaning specified therefor in the definition of “Permitted Restricted Payments”. “Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, indexation differentials, additions to tax or penalties applicable thereto. “Termination Date” means the first date on which all of the Obligations are paid in full in cash and the Commitments of the Lenders are terminated. “Term Loan” and “Term Loans” means the Term Loan A, the Term Loan B and the Term Loan C, individually or collectively, as the context requires, made by the Term Loan A Lenders, the Term Loan B Lenders and the Term Loan C Lenders to the Borrowers on the Effective Date pursuant to Section 2.01(a)(ii), (iii) and (iv). “Term Loan A” means, collectively, the loans made by the Term Loan A Lenders to the Borrowers on the Effective Date pursuant to Section 2.01(a)(ii). “Term Loan A Commitment” means, with respect to each Lender, the commitment of such Lender to make the Term Loan A to the Borrowers in the amount set forth in Schedule 1.01(A) hereto or in the Assignment and Acceptance pursuant to which such Lender became a Lender under this Agreement, as the same may be terminated or reduced from time to time in accordance with the terms of this Agreement. “Term Loan A Lender” means a Lender with a Term Loan A Commitment or a Term Loan A. “Term Loan A Obligations” means any Obligations with respect to the Term Loan A (including, without limitation, the principal thereof, the interest thereon, and the fees and expenses specifically related thereto). “Term Loan B” means, collectively, the loans made by the Term Loan B Lenders to the Borrowers on the Effective Date pursuant to Section 2.01(a)(iii).

LEGAL_US_E # 188864993.17 57 “Term Loan B Commitment” means, with respect to each Lender, the commitment of such Lender to make the Term Loan B to the Borrowers in the amount set forth in Schedule 1.01(A) hereto or in the Assignment and Acceptance pursuant to which such Lender became a Lender under this Agreement, as the same may be terminated or reduced from time to time in accordance with the terms of this Agreement. “Term Loan B Lender” means a Lender with a Term Loan B Commitment or a Term Loan B. “Term Loan B Obligations” means any Obligations with respect to the Term Loan B (including, without limitation, the principal thereof, the interest thereon, and the fees and expenses specifically related thereto). “Term Loan C” means, collectively, the loans made by the Term Loan C Lenders to the Borrowers on the Effective Date pursuant to Section 2.01(a)(iv). “Term Loan C Commitment” means, with respect to each Lender, the commitment of such Lender to make the Term Loan C to the Borrowers in the amount set forth in Schedule 1.01(A) hereto or in the Assignment and Acceptance pursuant to which such Lender became a Lender under this Agreement, as the same may be terminated or reduced from time to time in accordance with the terms of this Agreement. “Term Loan C Lender” means a Lender with a Term Loan C Commitment or a Term Loan C. “Term Loan C Obligations” means any Obligations with respect to the Term Loan C (including, without limitation, the principal thereof, the interest thereon, and the fees and expenses specifically related thereto). “Term Loan Commitment” means the Term Loan A Commitment, the Term Loan B Commitment and the Term Loan C Commitment, individually or collectively, as the context requires. “Term Loan Lender” means a Lender with a Term Loan Commitment or a Term Loan. “Term Loan Obligations” means any Obligations with respect to the Term Loan A, the Term Loan B or the Term Loan C (including, without limitation, the principal thereof, the interest thereon, and the fees and expenses specifically related thereto). “Term SOFR” means, (a) for any calculation with respect to a SOFR Loan, the Term SOFR Reference Rate for a tenor comparable to the applicable Interest Period on the day (such day, the “Periodic Term SOFR Determination Day”) that is 2 U.S. Government Securities Business Days prior to the first day of such Interest Period, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 4:00 p.m. (New York City time) on any Periodic Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published

LEGAL_US_E # 188864993.17 58 by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than 3 U.S. Government Securities Business Days prior to such Periodic Term SOFR Determination Day, and (b) for any calculation with respect to an Reference Rate Loan on any day, the Term SOFR Reference Rate for a tenor of 1 month on the day (such day, the “Reference Rate Term SOFR Determination Day”) that is 2 U.S. Government Securities Business Days prior to such day, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 4:00 p.m. (New York City time) on any Reference Rate Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than 3 U.S. Government Securities Business Days prior to such Reference Rate Term SOFR Determination Day; provided that if Term SOFR as so determined shall ever be less than the Floor, then Term SOFR shall be deemed to be the Floor. “Term SOFR Administrator” means CME Group Benchmark Administration Limited (CBA) (or a successor administrator of the Term SOFR Reference Rate selected by the Administrative Agent in its sole discretion). “Term SOFR Borrowing” means, as to any Borrowing, the Loans bearing interest at a rate based on Term SOFR comprising such Borrowing. “Term SOFR Reference Rate” means the forward-looking term rate based on SOFR. “Test Period” means, as of any date of determination, the four consecutive fiscal quarters of the Parent most recently ended as of such time for which financial statements are required to be delivered (or are actually delivered, if earlier) pursuant to Section 7.01(a)(ii) or Section 7.01(a)(iii); provided that for any date of determination before the delivery of the first financial statements pursuant to 7.01(a)(ii) or Section 7.01(a)(iii), the Test Period shall be the period of four consecutive fiscal quarters of the Parent ended as of June 30, 2025. “Title Insurance Policy” means a mortgagee’s loan policy, in form and substance reasonably satisfactory to the Collateral Agent, together with all endorsements made from time to time thereto, issued to the Collateral Agent by or on behalf of a title insurance company selected by or otherwise reasonably satisfactory to the Collateral Agent, insuring the Lien created by a

LEGAL_US_E # 188864993.17 59 Mortgage in an amount and on terms and with such endorsements reasonably satisfactory to the Collateral Agent, delivered to the Collateral Agent. “Total Term Loan Commitment” means the sum of the amounts of the Lenders’ Term Loan A Commitments, Term Loan B Commitments and Term Loan C Commitments. “Total Term Loan A Commitment” means the sum of the amounts of the Lenders’ Term Loan A Commitments. “Total Term Loan B Commitment” means the sum of the amounts of the Lenders’ Term Loan B Commitments. “Total Term Loan C Commitment” means the sum of the amounts of the Lenders’ Term Loan C Commitments. “Treasury Rate” means, with respect to any prepayment, a rate per annum (computed on the basis of actual days elapsed over a year of 360 days) equal to the rate determined by the Administrative Agent on the date 3 Business Days prior to the date of such prepayment, to be the yield expressed as a rate listed in The Wall Street Journal for United States Treasury securities most nearly equal to the period from the date of such prepayment, repayment or date of required repayment to and including the first anniversary of the Effective Date. “Type”, when used in reference to any Loan or Borrowing, refers to whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to Term SOFR or the Reference Rate. “Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment. “Uniform Commercial Code” or “UCC” has the meaning specified therefor in Section 1.04. “USA PATRIOT Act” means the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (PATRIOT) Act of 2001, Title III of Pub. L. 107-56 (signed into law on Oct. 26, 2001), as renewed, extended, amended, or replaced from time to time. “U.S. Government Securities Business Day” means any day except for (a) a Saturday, (b) a Sunday or (c) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities. “U.S. Person” means any Person that is a “United States Person” as defined in Section 7701(a)(30) of the Internal Revenue Code. “Varde” means Varde Management, L.P. and its Affiliates and Related Funds.

LEGAL_US_E # 188864993.17 60 “VCOC Management Rights Agreement” has the meaning specified therefor in Section 5.01(d). “Waivable Mandatory Prepayment” shall have the meaning assigned to such term in Section 2.05(g). “WARN” has the meaning specified therefor in Section 6.01(p). “Warrants” means those certain warrants to purchase common stock described in the Fee Letter. “Withholding Agent” means any Loan Party and the Administrative Agent. “Working Capital” means, at any date of determination thereof, (a) the sum, for any Person and its Subsidiaries, of (i) all current assets of such Person and its Subsidiaries in conformity with GAAP as at such date of determination (other than cash, Cash Equivalents, any Indebtedness owing to such Person or any of its Subsidiaries by Affiliates of such Person and the current portion of deferred tax assets), minus (b) the sum, for such Person and its Subsidiaries, of (i) all current liabilities of such Person and its Subsidiaries in conformity with GAAP as at such date of determination (other than the current portion of long-term debt and the current portion of all accrued interest and taxes). “Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers. Section 1.02. Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise, (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, restated, amended and restated, supplemented or otherwise modified (subject to any restrictions on such amendments, restatements, amendments and restatements, (b) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (c) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be

LEGAL_US_E # 188864993.17 61 construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement and (e) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any right or interest in or to assets and properties of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible. Section 1.03. Certain Matters of Construction. (a) References in this Agreement to “determination” by any Agent include good faith estimates by such Agent (in the case of quantitative determinations) and good faith beliefs by such Agent (in the case of qualitative determinations). A Default or Event of Default shall be deemed to exist at all times during the period commencing on the date that such Default or Event of Default occurs to the date on which such Default or Event of Default is waived in writing pursuant to this Agreement or, in the case of a Default, is cured within any period of cure expressly provided for in this Agreement; and an Event of Default shall “continue” or be “continuing” until such Event of Default has been waived in writing by the Required Lenders. Any Lien referred to in this Agreement or any other Loan Document as having been created in favor of any Agent, any agreement entered into by any Agent pursuant to this Agreement or any other Loan Document, any payment made by or to or funds received by any Agent pursuant to or as contemplated by this Agreement or any other Loan Document, or any act taken or omitted to be taken by any Agent, shall, unless otherwise expressly provided, be created, entered into, made or received, or taken or omitted, for the benefit or account of the Agents and the Lenders. Wherever the phrase “to the knowledge of any Loan Party” or words of similar import relating to the knowledge or the awareness of any Loan Party are used in this Agreement or any other Loan Document, such phrase shall mean and refer to (i) the actual knowledge of a senior officer of any Loan Party or (ii) the knowledge that a senior officer would have obtained if such officer had engaged in good faith and diligent performance of such officer’s duties, including the making of such reasonably specific inquiries as may be necessary of the employees or agents of such Loan Party and a good faith attempt to ascertain the existence or accuracy of the matter to which such phrase relates. All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or otherwise within the limitations of, another covenant shall not avoid the occurrence of a default if such action is taken or condition exists. In addition, all representations and warranties hereunder shall be given independent effect so that if a particular representation or warranty proves to be incorrect or is breached, the fact that another representation or warranty concerning the same or similar subject matter is correct or is not breached will not affect the incorrectness of a breach of a representation or warranty hereunder. (b) Any reference herein to a merger, consolidation, amalgamation, liquidation, winding up, dissolution, assignment, sale, lease, Investment, disposition, Restricted Payment, conveyance or transfer, or similar term, shall be deemed to apply to a division (whether pursuant to a divisive merger, plan of division, or other comparable event under any jurisdiction’s law) of or by a Person, or an allocation of assets to any Person or series of Persons, as if it were a merger, consolidation, amalgamation, liquidation, winding up, dissolution, assignment, sale, lease, Investment, disposition, Restricted Payment, conveyance or transfer, or similar term, as applicable, to, of or with a separate Person. Any division (whether pursuant to a divisive merger, plan of division, or other comparable event under any jurisdiction’s law) of a Person shall constitute a

LEGAL_US_E # 188864993.17 62 separate Person hereunder (and each division of any, and such separate Person shall be deemed to have been organized on the first date of its existence by the holders of its Stock at such time. Section 1.04. Accounting and Other Terms. (a) Unless otherwise expressly provided herein, each accounting term used herein shall have the meaning given it under GAAP. For purposes of determining compliance with any incurrence or expenditure tests set forth in Section 7.01, Section 7.02 and Section 7.03, any amounts so incurred or expended (to the extent incurred or expended in a currency other than Dollars) shall be converted into Dollars on the basis of the exchange rates (as shown on the Bloomberg currency page for such currency or, if the same does not provide such exchange rate, by reference to such other publicly available service for displaying exchange rates as may be reasonably selected by the Agents or, in the event no such service is selected, on such other basis as is reasonably satisfactory to the Agents) as in effect on the date of such incurrence or expenditure under any provision of any such Section that has an aggregate Dollar limitation provided for therein (and to the extent the respective incurrence or expenditure test regulates the aggregate amount outstanding at any time and it is expressed in terms of Dollars, all outstanding amounts originally incurred or spent in currencies other than Dollars shall be converted into Dollars on the basis of the exchange rates (as shown on the Bloomberg currency page for such currency or, if the same does not provide such exchange rate, by reference to such other publicly available service for displaying exchange rates as may be reasonably selected by the Agents or, in the event no such service is selected, on such other basis as is reasonably satisfactory to the Agents) as in effect on the date of any new incurrence or expenditures made under any provision of any such Section that regulates the Dollar amount outstanding at any time). Notwithstanding the foregoing, (i) with respect to the accounting for leases as either operating leases or capital leases and the impact of such accounting in accordance with FASB ASC 842 on the definitions and covenants herein, GAAP as in effect on December 31, 2015 shall be applied and (ii) for purposes of determining compliance with any covenant (including the computation of any financial covenant) contained herein, Indebtedness of the Parent and its Subsidiaries shall be deemed to be carried at 100% of the outstanding principal amount thereof, and the effects of FASB ASC 825 and FASB ASC 470-20 on financial liabilities shall be disregarded. (b) All terms used in this Agreement which are defined in Article 8 or Article 9 of the Uniform Commercial Code as in effect from time to time in the State of New York (the “Uniform Commercial Code” or the “UCC”) and which are not otherwise defined herein shall have the same meanings herein as set forth therein, provided that terms used herein which are defined in the Uniform Commercial Code as in effect in the State of New York on the date hereof shall continue to have the same meaning notwithstanding any replacement or amendment of such statute except as any Agent may otherwise determine. Section 1.05. Time References. Unless otherwise indicated herein, all references to time of day refer to Eastern Standard Time or Eastern daylight saving time, as in effect in New York City on such day. For purposes of the computation of a period of time from a specified date to a later specified date, the word “from” means “from and including” and the words “to” and “until” each means “to but excluding”; provided, however, that with respect to a computation of fees or interest payable to any Secured Party, such period shall in any event consist of at least one full day. Whenever any action or delivery to be taken or made under this Agreement or any other

LEGAL_US_E # 188864993.17 63 Loan Document shall be stated to be due on a day other than a Business Day, such action or delivery shall be deemed to be due on the next succeeding Business Day. Section 1.06. Rates. The Administrative Agent does not warrant or accept responsibility for, and shall not have any liability with respect to (a) the continuation of, administration of, submission of, calculation of or any other matter related to Reference Rate, the Term SOFR Reference Rate, Term SOFR or Term SOFR, or any component definition thereof or rates referred to in the definition thereof, or any alternative, successor or replacement rate thereto (including any Benchmark Replacement), including whether the composition or characteristics of any such alternative, successor or replacement rate (including any Benchmark Replacement) will be similar to, or produce the same value or economic equivalence of, or have the same volume or liquidity as, Reference Rate, the Term SOFR Reference Rate, Term SOFR, Term SOFR or any other Benchmark prior to its discontinuance or unavailability, or (b) the effect, implementation or composition of any Conforming Changes. The Administrative Agent and its Affiliates or other related entities may engage in transactions that affect the calculation of Reference Rate, the Term SOFR Reference Rate, Term SOFR, Term SOFR, any alternative, successor or replacement rate (including any Benchmark Replacement) or any relevant adjustments thereto, in each case, in a manner adverse to the Borrowers. The Administrative Agent may select information sources or services in its sole discretion to ascertain Reference Rate, the Term SOFR Reference Rate, Term SOFR, Term SOFR or any other Benchmark, in each case pursuant to the terms of this Agreement, and shall have no liability to any Borrower, any Lender or any other Person for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service. Section 1.07. Obligation to Make Payments in Dollars. All payments to be made by any Loan Party of principal, interest, fees and other Obligations under any Loan Document shall be made in Dollars in same day funds, and no obligation of any Loan Party to make any such payment shall be discharged or satisfied by any payment other than payments made in Dollars in same day funds. Section 1.08. Certain Calculations and Tests. (a) [Reserved]. (b) For purposes of calculating the Leverage Ratio or the amount of Consolidated EBITDA, acquisitions, dispositions, mergers, consolidations, and disposed operations (as determined in accordance with GAAP) that have been made by the Parent or any Subsidiary during the Test Period or subsequent to such Test Period and on or prior to or simultaneously with the date of determination shall be calculated on a Pro Forma Basis assuming that all such Investments, acquisitions, dispositions, mergers, consolidations, and disposed operations (and the change in any associated fixed charge obligations and the change in Consolidated EBITDA resulting therefrom) had occurred on the first day of the Test Period. If, during such period, any Person (that subsequently became a Subsidiary or was merged with or into the Parent or other Subsidiary since the beginning of such period) shall have made any Investment, acquisition, disposition, merger, consolidation, or disposed operation that would have required adjustment

LEGAL_US_E # 188864993.17 64 pursuant to this Section or the definition of “Pro Forma Basis”, then the Leverage Ratio and the amount of Consolidated EBITDA shall be calculated giving Pro Forma Effect thereto for such Test Period as if such Investment, acquisition, disposition, merger, consolidation, or disposed operation had occurred at the beginning of the Test Period. Notwithstanding anything to the contrary set forth in this Section 1.8 or in the definition of Pro Forma Basis, when calculating the Leverage Ratio for purposes of (i) Section 2.05(c)(i), (ii) actual (but not pro forma) compliance with Section 7.03 and (iii) the Applicable Margin, the events described in this Section 1.8 and within the definition of Pro Forma Basis that occurred subsequent to the end of the applicable Test Period shall not be given pro forma effect. Section 1.09. Divisions. Any reference herein to a merger, transfer, consolidation, amalgamation, consolidation, assignment, sale, disposition or transfer, or similar term, shall be deemed to apply to a division of or by a limited liability company, or an allocation of assets to a series of a limited liability company (or the unwinding of such a division or allocation), as if it were a merger, transfer, consolidation, amalgamation, consolidation, assignment, sale, disposition or transfer, or similar term, as applicable, to, of or with a separate Person. Any division of a limited liability company shall constitute a separate Person hereunder (and each division of any limited liability company that is a Subsidiary, joint venture or any other like term shall also constitute such a Person or entity). Section 1.10. Certain Israeli Terms. In relation to any person incorporated in Israel, an Insolvency Proceeding, Debtor Relief Law and any reference to insolvency, bankruptcy, liquidation, receivership, administration, reorganization, dissolution, winding-up, relief of debtors, or similar proceedings hereunder shall also include proceedings under the laws of the State of Israel including seeking an order relating to: (i) liquidation, winding-up, dissolution, administration or an arrangement (“Hesder”) with creditors, as such terms are determined under the Israeli Companies Law and the Israeli Insolvency Law; (ii) the appointment of a receiver or trustee (“baal tafkid”), as such term is understood under the Israeli Insolvency Law; (iii) a reorganization order, freeze order, stay of proceedings order (“Ikuv Halichim”) (or other similar remedy), relief of debtors, an order for commencing proceedings (“Tzav le-Ptichat Halichim”); or (iv) the recognition of a foreign proceeding with respect to an insolvency of a company (“Hakara be Halich Zar”), as such term is understood under the Israeli Insolvency Law. Section 1.11. Certain German Terms. In relation to any person incorporated or established in Germany, any reference to GAAP shall be a reference to generally accepted accounting principles in the relevant entity’s jurisdiction of incorporation to be able to provide (non-consolidated) financial statements under its reporting duties applicable in Germany. Section 1.12. Certain Dutch Terms. In relation to a Dutch Loan Party, a reference to (a) a “composition” includes an akkoord within the meaning the Dutch Bankruptcy Act (Faillissementswet), (b) a “dissolution” includes the Dutch Loan Party being declared bankrupt (failliet verklaard) or dissolved (ontbonden), (c) a “liquidator”, “receiver” or “other representative” includes a curator, a beoogd curator, a bewindvoerder, a beoogd bewindvoerder, a herstructureringsdeskundige or an observator, (d) a “moratorium” includes (voorlopig) surseance van betaling, (e) a “reorganization” in the context of insolvency or insolvency proceedings includes statutory proceedings for the restructuring of debt (akkoordprocedure) under the Dutch Bankruptcy Act (Faillissementswet) and (f) a “works council” means each works council

LEGAL_US_E # 188864993.17 65 (ondernemingsraad) or central or group works council (centrale of groeps ondernemingsraad) within the meaning of the Works Councils Act of the Netherlands (Wet op de ondernemingsraden) having jurisdiction over that Dutch Loan Party. ARTICLE II THE LOANS Section 2.01. Commitments. (a) Subject to the terms and conditions and relying upon the representations and warranties herein set forth: (i) [reserved]; (ii) each Term Loan A Lender severally agrees to make the Term Loan A to the Borrowers on the Effective Date, in an aggregate principal amount not to exceed the amount of such Lender’s Term Loan A Commitment; (iii) each Term Loan B Lender severally agrees to make the Term Loan B to the Borrowers on the Effective Date, in an aggregate principal amount not to exceed the amount of such Lender’s Term Loan B Commitment; and (iv) each Term Loan C Lender severally agrees to make the Term Loan C to the Borrowers on the Effective Date, in an aggregate principal amount not to exceed the amount of such Lender’s Term Loan C Commitment. (b) Notwithstanding the foregoing: (i) [Reserved]. (ii) The aggregate principal amount of the Term Loan A made on the Effective Date shall not exceed the Total Term Loan A Commitment. Any principal amount of the Term Loan A which is repaid or prepaid may not be reborrowed. (iii) The aggregate principal amount of the Term Loan B made on the Effective Date shall not exceed the Total Term Loan B Commitment. Any principal amount of the Term Loan B which is repaid or prepaid may not be reborrowed. (iv) The aggregate principal amount of the Term Loan C made on the Effective Date shall not exceed the Total Term Loan C Commitment. Any principal amount of the Term Loan B which is repaid or prepaid may not be reborrowed. Section 2.02. Making the Loans. (a) The Administrative Borrower shall give the Administrative Agent prior written notice in substantially the form of Exhibit C hereto or such other form approved by the Administrative Agent in its sole discretion (a “Notice of Borrowing”), not later than 12:00 noon (New York City time) on the date which is 3 U.S. Government Securities Business Days prior to the date of the proposed Loan (or such shorter period as the Administrative

LEGAL_US_E # 188864993.17 66 Agent is willing to accommodate from time to time, but in no event later than 12:00 noon (New York City time) on the borrowing date of the proposed Loan). Such Notice of Borrowing shall be irrevocable and shall specify (i) the principal amount of the proposed Loan, (ii) in the case of Loans requested on the Effective Date, whether such Loan is requested to be a Term Loan A, Term Loan B or Term Loan C, (iii) whether the Loan is requested to be a Reference Rate Loan or a SOFR Loan and, in the case of a SOFR Loan, the initial Interest Period with respect thereto, (iv) the use of the proceeds of such proposed Loan, (v) the wire instructions for the proceeds of such proposed Loan and (vi) the proposed borrowing date, which must be a Business Day, and, with respect to the Term Loans, must be the Effective Date. The Administrative Agent and the Lenders may act without liability upon the basis of written, telecopied or telephonic notice believed by the Administrative Agent in good faith to be from the Administrative Borrower (or from any Authorized Officer thereof designated in writing purportedly from the Administrative Borrower to the Administrative Agent). Each Borrower hereby waives the right to dispute the Administrative Agent’s record of the terms of any such telephonic Notice of Borrowing. The Administrative Agent and each Lender shall be entitled to rely conclusively on any Authorized Officer’s authority to request a Loan on behalf of the Borrowers until the Administrative Agent receives written notice to the contrary. The Administrative Agent and the Lenders shall have no duty to verify the authenticity of the signature appearing on any written Notice of Borrowing. (b) Each Notice of Borrowing pursuant to this Section 2.02 shall be irrevocable and the Borrowers shall be bound to make a borrowing in accordance therewith. (c) Except as otherwise provided in this Section 2.02(c), all Loans under this Agreement shall be made by the Lenders simultaneously and proportionately to their Pro Rata Shares of the Total Term Loan A Commitment, the Total Term Loan B Commitment or the Total Term Loan C Commitment, as the case may be, it being understood that no Lender shall be responsible for any default by any other Lender in that other Lender’s obligations to make a Loan requested hereunder, nor shall the Commitment of any Lender be increased or decreased as a result of the default by any other Lender in that other Lender’s obligation to make a Loan requested hereunder, and each Lender shall be obligated to make the Loans required to be made by it by the terms of this Agreement regardless of the failure by any other Lender. Section 2.03. Repayment of Loans; Evidence of Debt. (a) [Reserved]. (b) Amortization. (i) Commencing as of the last day of the first fiscal quarter ending after the first anniversary of the Effective Date, the outstanding principal amount of the Term Loan A shall be repayable on the last day of each fiscal quarter until the Final Maturity Date in an amount equal to $1,781,250; and (ii) Commencing as of the last day of the first fiscal quarter ending after the first anniversary of the Effective Date, the outstanding principal amount of the Term Loan B shall be repayable on the last day of each fiscal quarter until the Final Maturity Date in an amount equal to $562,500; and

LEGAL_US_E # 188864993.17 67 (iii) Commencing as of the last day of the first fiscal quarter ending after the first anniversary of the Effective Date, the outstanding principal amount of the Term Loan C shall be repayable on the last day of each fiscal quarter until the Final Maturity Date in an amount equal to $343,750; provided, however, that in the case of clauses (i), (ii) and (iii), if any such date is not a Business Day then the installment due on such date shall instead be paid on the immediately preceding Business Day. The outstanding unpaid principal amount of the Term Loan, and all accrued and unpaid interest thereon, shall be due and payable in full in cash on the earliest of (i) the Final Maturity Date and (ii) the date on which the Term Loan is declared due and payable pursuant to the terms of this Agreement. (c) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the Indebtedness of the Borrowers to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder. (d) The Administrative Agent shall maintain accounts in which it shall record (i) the amount of each Loan made hereunder, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrowers to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder for the account of the Lenders and each Lender’s share thereof. (e) The entries made in the accounts maintained pursuant to Section 2.03(c) or Section 2.03(d) shall be prima facie evidence of the existence and amounts of the obligations recorded therein; provided that (i) the failure of any Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrowers to repay the Loans in accordance with the terms of this Agreement and (ii) in the event of any conflict between the entries made in the accounts maintained pursuant to Section 2.03(c) and the accounts maintained pursuant to Section 2.03(d), the accounts maintained pursuant to Section 2.03(d) shall govern and control. (f) Any Lender may request that Loans made by it be evidenced by a promissory note. In such event, the Borrowers shall execute and deliver to such Lender a promissory note payable to the order of such Lender (or, if requested by such Lender, to such Lender and its registered assigns) in a form furnished by the Collateral Agent and reasonably acceptable to the Administrative Borrower. Thereafter, the Loans evidenced by such promissory note and interest thereon shall at all times (including after assignment pursuant to Section 12.07) be represented by one or more promissory notes in such form payable to the order of the payee named therein (or, if such promissory note is a registered note, to such payee and its registered assigns). Section 2.04. Interest. (a) [Reserved]. (b) Term Loan. Subject to the terms of this Agreement, at the option of the Administrative Borrower, each Term Loan or any portion thereof shall be either a Reference Rate

LEGAL_US_E # 188864993.17 68 Loan or a SOFR Loan. Each portion of a Term Loan that is a Reference Rate Loan shall bear interest on the principal amount thereof from time to time outstanding, from the date of the Term Loan until repaid, at a rate per annum equal to the Reference Rate plus the Applicable Margin. Each portion of a Term Loan that is a SOFR Loan shall bear interest on the principal amount thereof from time to time outstanding, from the date of such Term Loan until repaid, at a rate per annum equal to the Term SOFR rate for the Interest Period in effect for such Term Loan (or such portion thereof) plus the Applicable Margin. (c) Default Interest. To the extent permitted by law and notwithstanding anything to the contrary in this Section, upon the occurrence and during the continuance of an Event of Default, at the election of the Administrative Agent (or automatically in the case of an Event of Default under clauses (f) or (g) of Section 9.01), the principal of, and all accrued and unpaid interest on, all Loans, fees, indemnities or any other Obligations of the Loan Parties under this Agreement and the other Loan Documents, shall bear interest, from the date such Event of Default occurred until the date such Event of Default is cured or waived in writing in accordance herewith, at a rate per annum equal at all times to the Post-Default Rate. (d) Interest Payment. Interest on each Loan shall be payable (i) in the case of a Reference Rate Loan, monthly, in arrears, on the last Business Day of each month, commencing on the last Business Day of the month following the month in which such Loan is made, (ii) in the case of a SOFR Loan, on the last Business Day of each Interest Period applicable to such Loan and (iii) in the case of each Loan, at maturity (whether upon demand, by acceleration or otherwise). Interest at the Post-Default Rate shall be payable on demand. Each Borrower hereby authorizes the Administrative Agent to, and the Administrative Agent may, from time to time, charge the Loan Account pursuant to Section 4.01 with the amount of any interest payment due hereunder. (e) General. All computations of interest for Reference Rate Loans shall be computed on the basis of a year of 365 days or 366 days, as applicable, and for the actual number of days, including the first day but excluding the last day, elapsed. All other computations of interest shall be computed on the basis of a year of 360 days for the actual number of days, including the first day but excluding the last day, elapsed. (f) Conforming Changes. In connection with the use or administration of Term SOFR, the Administrative Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document. The Administrative Agent will promptly notify the Administrative Borrower and the Lenders prior to the effectiveness of any Conforming Changes in connection with the use or administration of Term SOFR. Section 2.05. Reduction of Commitment; Prepayment of Loans. (a) Reduction of Commitments. (i) [Reserved].

LEGAL_US_E # 188864993.17 69 (ii) Term Loan. The Total Term Loan Commitment shall terminate at 5:00 p.m. (New York City time) on the Effective Date. (b) Optional Prepayment. (i) [Reserved]. (ii) Term Loan A. The Borrowers may, at any time and from time to time after the Term Loan B and Term Loan C have been repaid in full, upon prior written notice to the Administrative Agent, provided not later than 3:00 p.m. (New York City time) 3 Business Days prior to the date on which Borrowers propose to make such prepayment, prepay without penalty or premium the principal of the Term Loan A, in whole or in part (which notice may be conditioned upon the occurrence of other events, in which case such notice may be revoked by the Borrowers by notice to the Administrative Agent on or prior to the specified prepayment date if such condition is not satisfied). Each prepayment made pursuant to this clause (b)(ii) shall be accompanied by the payment of (A) accrued and unpaid interest to the date of such payment on the amount prepaid and (B) the Applicable Premium, if any, payable in connection with such prepayment of the Term Loan A. Each such prepayment shall be applied against the remaining installments of principal due on the Term Loan A in the inverse order of maturity. (iii) Term Loan B. The Borrowers may, at any time and from time to time after the Term Loan C has been repaid in full, upon prior written notice to the Administrative Agent, provided not later than 3:00 p.m. (New York City time) 3 Business Days prior to the date on which Borrowers propose to make such prepayment, prepay without penalty or premium (other than those fees or other payments required by the terms of the Fee Letter) the principal of the Term Loan B, in whole or in part (which notice may be conditioned upon the occurrence of other events, in which case such notice may be revoked by the Borrowers by notice to the Administrative Agent on or prior to the specified prepayment date if such condition is not satisfied). Each prepayment made pursuant to this clause (b)(iii) shall be accompanied by the payment of accrued and unpaid interest to the date of such payment on the amount prepaid. Each such prepayment shall be applied against the remaining installments of principal due on the Term Loan B in the inverse order of maturity. (iv) Term Loan C. The Borrowers may, at any time and from time to time, upon prior written notice to the Administrative Agent, provided not later than 3:00 p.m. (New York City time) 3 Business Days prior to the date on which Borrowers propose to make such prepayment, prepay without penalty or premium (other than those fees or other payments required by the terms of the Fee Letter) the principal of the Term Loan C, in whole or in part (which notice may be conditioned upon the occurrence of other events, in which case such notice may be revoked by the Borrowers by notice to the Administrative Agent on or prior to the specified prepayment date if such condition is not satisfied). Each prepayment made pursuant to this clause (b)(iv) shall be accompanied by the payment of accrued and unpaid interest to the date of such payment on the amount prepaid. Each such prepayment shall be applied against the remaining installments of principal due on the Term Loan C in the inverse order of maturity. (v) Termination of Agreement. The Borrowers may, upon at least 30 days prior written notice to the Administrative Agent, terminate this Agreement by paying to the

LEGAL_US_E # 188864993.17 70 Administrative Agent, in cash, Obligations, in full, plus the Applicable Premium, if any, payable in connection with such termination of this Agreement (which notice may be conditioned upon the occurrence of other events, in which case such notice may be revoked by the Borrowers by notice to the Administrative Agent on or prior to the specified termination date if such condition is not satisfied). If the Administrative Borrower has sent a notice of termination pursuant to this Section 2.05(b)(v), then the Lenders’ obligations to extend credit hereunder shall terminate and the Borrowers shall be obligated to repay the Obligations, in full, plus the Applicable Premium, if any, payable in connection with such termination of this Agreement on the date set forth as the date of termination of this Agreement in such notice (except to the extent such notice is conditioned upon the occurrence of other events, in which case such notice may be revoked by the Borrowers by notice to the Administrative Agent prior to the specified termination date if such condition is not satisfied). (c) Mandatory Prepayment. (i) Contemporaneously with the delivery to the Agents and the Lenders of audited annual financial statements pursuant to Section 7.01(a)(iii), commencing with the delivery to the Agents and the Lenders of the financial statements for the Fiscal Year ended March 31, 2026 or, if such financial statements are not delivered to the Agents and the Lenders on the date such statements are required to be delivered pursuant to Section 7.01(a)(iii), on the date such statements are required to be delivered to the Agents and the Lenders pursuant to Section 7.01(a)(iii), the Borrowers shall prepay the outstanding principal amount of the Loans in accordance with Section 2.05(d) in an amount equal to 50% of the Excess Cash Flow of the Parent and its Subsidiaries for such Fiscal Year; provided, that for the Fiscal Year ended March 31, 2026, the Borrowers shall prepay the outstanding principal amount of the Loans in accordance with Section 2.05(d) in an amount equal to 50% of the Excess Cash Flow of the Parent and its Subsidiaries for the fiscal quarters in such fiscal year that commenced after the Effective Date. (ii) Subject to Section 2.05(c)(vi), within 5 days of any “Permitted Disposition” under clauses (h) or (u) of the definition thereof and any Disposition other than a Permitted Disposition by any Loan Party or its Subsidiaries, the Borrowers shall prepay the outstanding principal amount of the Loans in accordance with Section 2.05(d) in an amount equal to 100% of the Net Cash Proceeds received by such Person in connection with such Disposition to the extent that the aggregate amount of Net Cash Proceeds received by all Loan Parties and their Subsidiaries (and not paid to the Administrative Agent as a prepayment of the Loans) shall exceed for all such Dispositions $500,000 in any Fiscal Year (and, for the avoidance of doubt, only by the amount in excess thereof). Nothing contained in this Section 2.05(c)(ii) shall permit any Loan Party or any of its Subsidiaries to make a Disposition of any property other than in accordance with Section 7.02(c)(ii). (iii) Within 5 days following receipt of Net Cash Proceeds from the issuance or incurrence by any Loan Party or any of its Subsidiaries of any Indebtedness (other than Permitted Indebtedness), or upon an Equity Issuance (other than any Excluded Equity Issuances), the Borrowers shall prepay the outstanding principal amount of the Loans in accordance with Section 2.05(d) in an amount equal to 100% of the Net Cash Proceeds received by such Person in connection therewith. The provisions of this Section 2.05(c)(iii) shall not be deemed to be implied

LEGAL_US_E # 188864993.17 71 consent to any such issuance, incurrence or sale otherwise prohibited by the terms and conditions of this Agreement. (iv) Subject to Section 2.05(c)(vi), within 5 days of the receipt by any Loan Party or any of its Subsidiaries of any Extraordinary Receipts, the Borrowers shall prepay the outstanding principal amount of the Loans in accordance with Section 2.05(d) in an amount equal to 100% of the Net Cash Proceeds received by such Person in connection therewith. (v) Within 1 Business Day following receipt by the Borrowers of the proceeds of any Permitted Cure Equity pursuant to Section 9.02, the Borrowers shall prepay the outstanding principal amount of the Loans in accordance with Section 2.05(d) in an amount equal to 100% of such proceeds. (vi) Notwithstanding the foregoing, with respect to Net Cash Proceeds received by any Loan Party or any of its Subsidiaries in connection with (A) a “Permitted Disposition” under clauses (h) or (u) of the definition thereof or (B) the receipt of Extraordinary Receipts consisting of casualty insurance proceeds or condemnation awards that are required to be used to prepay the Obligations pursuant to Section 2.05(c)(ii) or Section 2.05(c)(iv), as the case may be, in an amount up to $1,000,000 in the aggregate in any Fiscal Year with respect to the Net Cash Proceeds received in connection with Permitted Dispositions (which cap, for the avoidance of doubt, shall not apply with respect to Net Cash Proceeds received in connection with Extraordinary Receipts) shall not be required to be so used to prepay the Obligations to the extent that such Net Cash Proceeds are used to replace, repair or restore properties or assets (other than current assets) that constitute Collateral used in such Person’s business, provided that, (A) no Default or Event of Default has occurred and is continuing on the date such Person receives such Net Cash Proceeds, (B) the Administrative Borrower delivers a certificate to the Administrative Agent within 5 days after such Disposition or loss, destruction or taking, as the case may be, stating that such Net Cash Proceeds shall be used to replace, repair or restore properties or assets that constitute Collateral used in such Person’s business within a period specified in such certificate not to exceed 180 days after the date of receipt of such Net Cash Proceeds (which certificate shall set forth estimates of the Net Cash Proceeds to be so expended); provided, that such 180-day period may be extended by an additional 180 days if any Loan Party or any of its Subsidiaries enters into a binding commitment to replace, repair or restore such properties or assets within such initial 180- day period, (C) such Net Cash Proceeds are deposited in an account subject to a Control Agreement, and (D) upon the earlier of (1) the expiration of the period specified in the relevant certificate furnished to the Administrative Agent pursuant to clause (B) above or (2) the occurrence of a Default or an Event of Default, such Net Cash Proceeds, if not theretofore so used, shall be used to prepay the Obligations in accordance with Section 2.05(c)(ii) or Section 2.05(c)(iv) as applicable. (d) Application of Payments. Each prepayment pursuant to subsections (c)(i), (c)(ii), (c)(iii), (c)(iv) and (c)(v) above shall be applied, (i) first, to the Term Loan C until paid in full, (ii) second, to the Term Loan B until paid in full and (iii) third, to the Term Loan A until paid in full. Each such prepayment of the Term Loan A, the Term Loan B or the Term Loan C, as applicable, shall be applied against the remaining installments of principal of the Term Loan A, the Term Loan B or the Term Loan C, as applicable, in the inverse order of maturity. Notwithstanding the foregoing, after the occurrence and during the continuance of an Event of

LEGAL_US_E # 188864993.17 72 Default, if the Administrative Agent has elected, or has been directed by the Collateral Agent or the Required Lenders, to apply payments in respect of any Obligations, including without limitation, all proceeds of Collateral, in accordance with Section 4.03(b), prepayments required under Section 2.05(c) shall be applied in the manner set forth in Section 4.03(b). (e) Interest and Fees. Any prepayment made pursuant to this Section 2.05 (other than prepayments made pursuant to subsection (c)(vii) of this Section 2.05) shall be accompanied by (i) accrued and unpaid interest on the principal amount being prepaid to the date of prepayment, (ii) any Funding Losses payable pursuant to Section 2.08, (iii) the Applicable Premium, if any, payable in connection with such prepayment of the Loans to the extent required under Section 2.06(g) and (iv) if such prepayment would reduce the amount of the outstanding Loans to zero, such prepayment shall be accompanied by the payment of all fees accrued to such date pursuant to Section 2.06. (f) Cumulative Prepayments. Except as otherwise expressly provided in this Section 2.05, payments with respect to any subsection of this Section 2.05 are in addition to payments made or required to be made under any other subsection of this Section 2.05. (g) Waivable Mandatory Prepayments. Anything contained herein to the contrary notwithstanding, in the event that the Borrowers are required to make any mandatory prepayment (a “Waivable Mandatory Prepayment”) of the Loans pursuant to Section 2.05(c), not later than 12:00 noon (New York City time) 2 Business Days prior to the date on which the Borrowers are required to make such Waivable Mandatory Prepayment (the “Required Prepayment Date”), the Administrative Borrower shall notify the Administrative Agent in writing of the amount of such prepayment, and the Administrative Agent will promptly thereafter notify each Lender of the amount of such Lender’s Pro Rata Share of such Waivable Mandatory Prepayment and such Lender’s option to refuse such amount. Each such Lender may exercise such option by giving written notice to the Administrative Borrower and the Administrative Agent of its election to do so on or before 12:00 noon (New York City time) one Business Day prior to the Required Prepayment Date (it being understood that any Lender that does not notify the Administrative Borrower and the Administrative Agent of its election to exercise such option on or before 12:00 noon (New York City time) one Business Day prior to the Required Prepayment Date shall be deemed to have elected, as of such date, not to exercise such option). On the Required Prepayment Date, the Borrowers shall pay to the Administrative Agent the amount of the Waivable Mandatory Prepayment, which amount shall be applied (i) in an amount equal to that portion of the Waivable Mandatory Prepayment payable to those Lenders that have elected not to exercise such option, to prepay the Loans of such Lenders (which prepayment shall be applied to prepay the outstanding principal amount of the Obligations in accordance with Section 2.05(d)) and (ii) to the extent of any excess, to those Lenders that have elected not to exercise the refusal Option, on a pro rata basis (based upon the portion of the Loans held by each such Lender that elected not to exercise the refusal Option, as compared to the aggregate amount of the Loans held by all such Lenders that did not elect to exercise the refusal Option) to prepay the Loans of such Lenders, or, to the extent any such Lender refuses the excess amount specified in this clause (ii) (or to the extent the Loans of all such Lenders have been repaid in full), to the Borrowers for working capital and general corporate purposes.

LEGAL_US_E # 188864993.17 73 (h) Excluded Prepayment Amounts. Notwithstanding the foregoing, to the extent any or all of the prepayments of the Loans pursuant to subsections (c)(i), (c)(ii), (c)(iii) and (c)(iv) above attributable to Foreign Subsidiaries are prohibited or delayed by any applicable local Requirements of Law from being repatriated to any Borrower or any Domestic Subsidiary, including through the repayment of intercompany indebtedness (each, a “Repatriation”, with “Repatriated” and “Repatriate” having correlative meanings) (the Loan Parties hereby agreeing to use, and to cause the applicable Foreign Subsidiaries to use commercially reasonable efforts to use, and to cause the applicable Foreign Subsidiaries to use, commercially reasonable efforts to take promptly all actions reasonably required by such Requirements of Law to permit such Repatriation) or the Administrative Borrower has determined in good faith that any of or all the Repatriation of such amounts could have material adverse tax consequences to the Parent or its Subsidiaries, the portion of such prepayments so affected (such amount, the “Excluded Prepayment Amount”) will not be required to be applied to prepay the Loans at the times provided in this Section 2.05 and instead shall be available for any purpose not prohibited under this Agreement in the applicable jurisdiction; provided, if and to the extent any portion of such Excluded Prepayment Amount ceases to be prohibited or delayed by applicable local Requirements of Law or the Administrative Borrower has determined in good faith that it may repatriate such amount without incurring such material adverse tax consequences, the Loan Parties shall reasonably promptly Repatriate, or cause to be Repatriated, an amount equal to such portion of the Excluded Prepayment Amount, and the Loan Parties shall reasonably promptly pay such portion of the Excluded Prepayment Amount to the Lenders, which payment shall be applied in accordance with Section 2.05(d). For the avoidance of doubt, the non-application of any Excluded Prepayment Amount pursuant to this Section 2.05(h) shall not constitute a Default or an Event of Default. Section 2.06. Fees. (a) Fee Letter. As and when due and payable under the terms of the Fee Letter, the Borrowers shall pay the fees set forth in the Fee Letter. (b) [Reserved]. (c) [Reserved]. (d) [Reserved]. (e) [Reserved]. (f) [Reserved]. (g) Applicable Premium. (i) Upon the occurrence of an Applicable Premium Trigger Event (which, for the avoidance of doubt, shall include reinstatement of the Obligations, pursuant to Section 1124 of the Bankruptcy Code), the Borrowers shall pay to the Administrative Agent, for the account of the Lenders in accordance with their Pro Rata Shares, the Applicable Premium.

LEGAL_US_E # 188864993.17 74 (ii) Any Applicable Premium payable in accordance with this Section 2.06(g) shall be presumed to be equal to the liquidated damages sustained by the Lenders as the result of the occurrence of the Applicable Premium Trigger Event and the Loan Parties agree that it is reasonable under the circumstances currently existing. THE LOAN PARTIES EXPRESSLY WAIVE THE PROVISIONS OF ANY PRESENT OR FUTURE STATUTE OR LAW THAT PROHIBITS OR MAY PROHIBIT THE COLLECTION OF THE FOREGOING APPLICABLE PREMIUM IN CONNECTION WITH ANY ACCELERATION. (iii) The Loan Parties expressly agree that: (A) the Applicable Premium is reasonable and is the product of an arm’s length transaction between sophisticated business people, ably represented by counsel; (B) the Applicable Premium shall be payable notwithstanding the then prevailing market rates at the time payment is made; (C) there has been a course of conduct between the Lenders and the Loan Parties giving specific consideration in this transaction for such agreement to pay the Applicable Premium; (D) the Loan Parties shall be estopped hereafter from claiming differently than as agreed to in this paragraph; (E) their agreement to pay the Applicable Premium is a material inducement to Lenders to provide the Commitments and make the Loans, and (F) the Applicable Premium represents a good faith, reasonable estimate and calculation of the lost profits or damages of the Agents and the Lenders and that it would be impractical and extremely difficult to ascertain the actual amount of damages to the Agents and the Lenders or profits lost by the Agents and the Lenders as a result of such Applicable Premium Trigger Event. (iv) Nothing contained in this Section 2.06(g) shall permit any prepayment of the Loans or reduction of the Commitments not otherwise permitted by the terms of this Agreement or any other Loan Document. (h) Inspection Expenses. The Borrowers acknowledge that pursuant to Section 7.01(f), representatives and advisors of the Agents may visit any or all of the Loan Parties and/or conduct inspections, audits, physical counts, valuations, appraisals, environmental site assessments and/or examinations of any or all of the Loan Parties in accordance with such Section. The Borrowers agree to pay each examiner’s reasonable and documented out-of-pocket costs and reasonable and documented out-of-pocket expenses incurred in connection with all such visits, inspections, audits, physical counts, valuations, appraisals, environmental site assessments and/or examinations and the reasonable and documented out-of-pocket cost of all visits, inspections, audits, physical counts, valuations, appraisals, environmental site assessments and/or examinations conducted by a third party on behalf of the Agents. Section 2.07. SOFR Option; Suspension of SOFR Option; Benchmark Transition. (a) The Borrowers (or the Administrative Borrower on behalf of the Borrowers) may, at any time and from time to time, so long as no Event of Default has occurred and is continuing, elect to have interest on all or a portion of the Loans be charged at a rate of interest based upon Term SOFR (the “SOFR Option”) by notifying the Administrative Agent prior to 11:00 a.m. (New York City time) at least 3 U.S. Government Securities Business Days prior to (or such shorter period as the Administrative Agent is willing to accommodate) (i) the proposed borrowing date of a Loan (as provided in Section 2.02), (ii) in the case of the conversion of a Reference Rate Loan to a SOFR Loan, the commencement of the proposed Interest Period or (iii) in the case of the continuation of a SOFR Loan as a SOFR Loan, the last day of the then current Interest Period

LEGAL_US_E # 188864993.17 75 (the “SOFR Deadline”). Notice of the Borrowers’ election of the SOFR Option for a permitted portion of the Loans and an Interest Period pursuant to this Section 2.07(a) shall be made by delivery to the Administrative Agent of (A) a Notice of Borrowing (in the case of the initial making of a Loan) in accordance with Section 2.02 or (B) a SOFR Notice prior to the SOFR Deadline (by delivery to the Administrative Agent of a SOFR Notice received by the Administrative Agent prior to 5:00 p.m. (New York City time) on the same day) (or such shorter period as the Administrative Agent is willing to accommodate). Promptly upon its receipt of each such SOFR Notice, the Administrative Agent shall provide a copy thereof to each of the Lenders. Each SOFR Notice shall be irrevocable and binding on the Borrowers. (b) Interest on SOFR Loans shall be payable in accordance with Section 2.04(d). On the last day of each applicable Interest Period, unless the Borrowers properly have exercised the SOFR Option with respect thereto, the interest rate applicable to such SOFR Loans automatically shall convert to the rate of interest then applicable to Reference Rate Loans of the same type hereunder. At any time that a Default or an Event of Default has occurred and is continuing, the Borrowers no longer shall have the option to request that any portion of the Loans bear interest at Term SOFR and the Administrative Agent shall have the right to convert the interest rate on all outstanding SOFR Loans to the rate of interest then applicable to Reference Rate Loans of the same type hereunder on the last day of the then current Interest Period. (c) Notwithstanding anything to the contrary contained in this Agreement, the Borrowers (i) shall have not more than five (5) SOFR Loans in effect at any given time, and (ii) only may exercise the SOFR Option for SOFR Loans of at least $500,000 and integral multiples of $100,000 in excess thereof. (d) The Borrowers may prepay SOFR Loans at any time; provided, however, that in the event that SOFR Loans are prepaid on any date that is not the last day of the Interest Period applicable thereto, including as a result of any mandatory prepayment pursuant to Section 2.05(c) or any application of payments or proceeds of Collateral in accordance with Section 4.03 or Section 4.04 or for any other reason, including early termination of the term of this Agreement or acceleration of all or any portion of the Obligations pursuant to the terms hereof, the Borrowers shall indemnify, defend, and hold the Agents and the Lenders and their participants harmless against any and all Funding Losses in accordance with Section 2.08. (e) [Reserved]. (f) [Reserved]. (g) If Administrative Agent shall have determined in good faith that for any reason adequate and reasonable means do not exist for ascertaining the Term SOFR for any requested Interest Period with respect to a proposed SOFR Loan or that the Term SOFR rate applicable pursuant to Section 2.03 for any requested Interest Period with respect to a proposed SOFR Loan does not adequately and fairly reflect the cost to the Lenders of funding or maintaining such Loan, Administrative Agent will forthwith give notice of such determination to the Borrowers and each Lender. Thereafter, the obligation of the Lenders to make or maintain SOFR Loans hereunder shall be suspended (to the extent of the affected SOFR Loans or, in the case of a Term SOFR Borrowing, the affected Interest Periods) until Administrative Agent revokes such notice in

LEGAL_US_E # 188864993.17 76 writing. Upon receipt of such notice, the Borrowers may revoke any Notice of Borrowing or notice of conversion or continuation of SOFR Loans (to the extent of the affected SOFR Loans or, in the case of a Term SOFR Borrowing, the affected Interest Periods) then submitted by it. If the Borrowers do not revoke such notice, the Lenders shall make, convert or continue the Loans, as proposed by the Borrower, in the amount specified in the applicable notice submitted by the Borrower, but such Loans shall be made, converted or continued as Reference Rate Loans immediately or, in the case of a Term SOFR Borrowing, at the end of the applicable Interest Period. (h) Benchmark Replacement Setting. Notwithstanding anything to the contrary herein or in any other Loan Document: (i) Benchmark Replacement. Notwithstanding anything to the contrary herein or in any other Loan Document, upon the occurrence of a Benchmark Transition Event, Administrative Agent and the Borrowers may amend this Agreement to replace the then-current Benchmark with a Benchmark Replacement. Any such amendment with respect to a Benchmark Transition Event will become effective at 5:00 p.m. (New York City time) on the fifth (5th) U.S. Government Securities Business Day after Administrative Agent has posted such proposed amendment to all affected Lenders and the Borrowers so long as Administrative Agent has not received, by such time, written notice of objection to such amendment from Lenders comprising the Required Lenders. No replacement of a Benchmark with a Benchmark Replacement pursuant to this Section 2.07(h)(i) will occur prior to the applicable Benchmark Replacement Date. (ii) Benchmark Replacement Conforming Changes. In connection with the use, administration, adoption or implementation of a Benchmark Replacement, Administrative Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document other than as set forth in the definition of “Conforming Changes”. (iii) Notices; Standards for Decisions and Determinations. Administrative Agent will promptly notify the Administrative Borrower and the Lenders of (A) the implementation of any Benchmark Replacement and (B) the effectiveness of any Conforming Changes in connection with the use, administration, adoption or implementation of a Benchmark Replacement. Administrative Agent will notify the Administrative Borrower of (x) the removal or reinstatement of any tenor of a Benchmark pursuant to Section 2.07(h)(i) and (y) the commencement of any Benchmark Unavailability Period. Any determination, decision or election that may be made by Administrative Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section 2.07, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Loan Document, except, in each case, as expressly required pursuant to this Section 2.07. (iv) Unavailability of Tenor of Benchmark. Notwithstanding anything to the contrary herein or in any other Loan Document, at any time (including in connection with

LEGAL_US_E # 188864993.17 77 the implementation of a Benchmark Replacement), (i) if the then-current Benchmark is a term rate (including the Term SOFR Reference Rate) and either (A) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion or (B) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is not or will not be representative, then the Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for any Benchmark settings at or after such time to remove such unavailable or non-representative tenor and (ii) if a tenor that was removed pursuant to clause (i) above either (A) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (B) is not, or is no longer, subject to an announcement that it is not or will not be representative for a Benchmark (including a Benchmark Replacement), then the Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for all Benchmark settings at or after such time to reinstate such previously removed tenor. (v) Benchmark Unavailability Period. Upon the Administrative Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period, the Administrative Borrower may revoke any pending request for a SOFR Borrowing of, conversion to or continuation of SOFR Loans to be made, converted or continued during any Benchmark Unavailability Period and, failing that, the Administrative Borrower will be deemed to have converted any such request into a request for a Borrowing of or conversion to Reference Rate Loans. During a Benchmark Unavailability Period or at any time that a tenor for the then-current Benchmark is not an Available Tenor, the component of Reference Rate based upon the then- current Benchmark or such tenor for such Benchmark, as applicable, will not be used in any determination of Reference Rate. (i) Illegality. (i) If after the Effective Date, any Lender shall determine that the introduction of any Requirements of Law, or any change in any Requirements of Law or in the interpretation or administration thereof, has made it unlawful, or that any central bank or other Governmental Authority has asserted that it is unlawful, for any Lender or its Lending Office to make SOFR Loans, then, on notice thereof by such Lender to the Administrative Borrower through Administrative Agent, the obligation of that Lender to make SOFR Loans shall be suspended until such Lender shall have notified Administrative Agent and the Administrative Borrower that the circumstances giving rise to such determination no longer exists. (ii) Subject to clause (c) below, if any Lender shall determine that it is unlawful to maintain any SOFR Loan, the Borrowers shall prepay in full all SOFR Loans of such Lender then outstanding, together with interest accrued thereon, either on the last day of the Interest Period, as applicable, thereof if such Lender may lawfully continue to maintain such SOFR Loans to such day, or immediately, if such Lender may not lawfully continue to maintain such SOFR Loans, together with any amounts required to be paid hereunder. (iii) If the obligation of any Lender to make or maintain SOFR Loans has been terminated, the Borrowers may elect, by giving notice to such Lender through

LEGAL_US_E # 188864993.17 78 Administrative Agent that all Loans which would otherwise be made by any such Lender as SOFR Loans shall be instead Reference Rate Loans. (iv) Before giving any notice to Administrative Agent pursuant to this Section 2.07(i), the affected Lender shall designate a different Lending Office with respect to its SOFR Loans if such designation will avoid the need for giving such notice or making such demand and will not, in the judgment of the Lender, be illegal or otherwise disadvantageous to the Lender. (j) Reserves on SOFR Loans. The Borrowers shall pay to each Lender, as long as such Lender shall be required under regulations of the Federal Reserve Board to maintain reserves with respect to liabilities or assets consisting of or including SOFR funds or deposits, additional costs on the unpaid principal amount of each SOFR Loan equal to actual costs of such reserves allocated to such Loan by such Lender (as determined by such Lender in good faith, which determination shall be conclusive absent manifest error), payable on each date on which interest is payable on such Loan provided the Borrowers shall have received at least 15 days’ prior written notice (with a copy to Administrative Agent) of such additional interest from the Lender. If a Lender fails to give notice 15 days prior to the relevant Interest Payment Date, such additional interest shall be payable 15 days from receipt of such notice. Notwithstanding anything to the contrary contained in this Section 2.07(j), Borrower shall not be required to compensate a Lender pursuant to the foregoing provisions of this Section 2.07(j) for any additional interest incurred, or relating to Loans made, more than nine (9) months prior to the date that such Lender notifies the Administrative Borrower of the requirement to pay such additional interest (except that, if the requirements under the regulations of the Federal Reserve Board giving rise to such additional interest is retroactive, then the nine (9) month period referred to above shall be extended to include the period of retroactive effect thereof). Section 2.08. Funding Losses. In connection with each SOFR Loan, the Borrowers shall indemnify, defend, and hold the Agents and the Lenders harmless against any loss, cost, or expense incurred by any Agent or any Lender as a result of (a) the payment of any principal of any SOFR Loan other than on the last day of an Interest Period applicable thereto (including as a result of a Default or an Event of Default or any mandatory prepayment required pursuant to Section 2.05(c)), (b) the conversion of any SOFR Loan other than on the last day of the Interest Period applicable thereto (including as a result of a Default or an Event of Default), or (c) the failure to borrow, convert, continue or prepay any SOFR Loan on the date specified in any Notice of Borrowing or SOFR Notice delivered pursuant hereto (such losses, costs, and expenses, collectively, “Funding Losses”). Funding Losses shall, with respect to any Agent or any Lender, be deemed to equal the amount reasonably determined by such Agent or such Lender to be the excess, if any, of (i) the amount of interest that would have accrued on the principal amount of such SOFR Loan had such event not occurred, at the SOFR Loan that would have been applicable thereto, for the period from the date of such event to the last day of the then current Interest Period therefor (or, in the case of a failure to borrow, convert or continue, for the period that would have been the Interest Period therefor), minus (ii) the amount of interest that would accrue on such principal amount for such period at the interest rate which such Agent or such Lender would be offered were it to be offered, at the commencement of such period, Dollar deposits of a comparable amount and period in the London interbank market. A certificate of an Agent or a Lender delivered to the Administrative Borrower setting forth any amount or amounts that such Agent or such Lender is entitled to receive pursuant to this Section 2.08 shall be conclusive absent manifest error.

LEGAL_US_E # 188864993.17 79 Section 2.09. Taxes. (a) Any and all payments by or on account of any obligation of any Loan Party hereunder or under any other Loan Document shall be made free and clear of and without deduction or withholding for any and all Taxes, except as required by applicable law. If any applicable law (as determined in the good faith discretion of any Withholding Agent) requires the deduction or withholding of any Taxes from or in respect of any such payment, (i) the applicable Withholding Agent shall be entitled to make such deduction or withholding, (ii) the applicable Withholding Agent shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law and (iii) if such Tax is an Indemnified Tax, then the sum payable by the applicable Loan Party shall be increased by the amount (an “Additional Amount”) necessary such that after making all required deductions and withholdings (including deductions and withholdings of Indemnified Taxes applicable to additional sums payable under this Section 2.09) the applicable Recipient receives the amount equal to the sum it would have received had no such deduction or withholding been made. (b) In addition, each Loan Party shall pay to the relevant Governmental Authority in accordance with applicable law any Other Taxes, or at the option of the Administrative Agent timely reimburse it for the payment of any Other Taxes by any Secured Party. Each Loan Party shall deliver to each Secured Party official receipts in respect of any Taxes or Other Taxes payable hereunder promptly after payment of such Taxes or Other Taxes. Any payment by or on account of any obligation under any Loan Document shall be exclusive of any value added Tax chargeable thereon, and any and all such value added Tax shall be borne and paid by such Loan Party. (c) The Loan Parties hereby jointly and severally indemnify and agree to hold each Secured Party harmless from and against Indemnified Taxes (including, without limitation, Indemnified Taxes imposed on any amounts payable under this Section 2.09) paid or payable by such Secured Party or required to be withheld or deducted from a payment to such Secured Party and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally asserted. Such indemnification shall be paid within 10 days from the date on which any such Person makes written demand therefore specifying in reasonable detail the nature and amount of such Indemnified Taxes. A certificate as to the amount of such payment or liability delivered to the Administrative Borrower by a Secured Party (with a copy to the Administrative Agent) or by the Administrative Agent on its own behalf or on behalf of another Secured Party shall be conclusive absent manifest error. (d) (i) Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the Administrative Borrower and the Administrative Agent, at the time or times reasonably requested by the Administrative Borrower or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Administrative Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding (it being understood that for purpose of this sentence, with respect to Israeli Taxes, such Lender shall not be required to (but may, at its sole discretion) apply for a certificate of exemption from withholding or reduced rate of withholding from the Israel Tax Authority). In addition, any Lender, if reasonably requested by the Administrative Borrower or the Administrative Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by the Administrative Borrower or the Administrative Agent as will enable

LEGAL_US_E # 188864993.17 80 the Borrowers or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Sections 2.09(d)(ii)(A), (ii)(B) and (ii)(D) below) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender, or if such Lender cannot obtain, in a reasonable manner (as determined in such Lender’s reasonable discretion), any information requested by the Borrower or the Administrative Agent. (ii) Without limiting the generality of the foregoing, (A) any Lender that is a U.S. Person shall deliver to the Administrative Borrower and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Administrative Borrower or the Administrative Agent), executed copies of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding tax; (B) any Lender that is not a U.S. Person (a “Foreign Lender”) shall, to the extent it is legally entitled to do so, deliver to the Administrative Borrower and the Administrative Agent (in such number of copies as shall be reasonably requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Administrative Borrower or the Administrative Agent), whichever of the following is applicable: (1) in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed copies of IRS Form W-8BEN or W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN or W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty; (2) executed copies of IRS Form W-8ECI; (3) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Internal Revenue Code, (x) a certificate substantially in the form of Exhibit 2.09(d)-1 hereto to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code, a “10 percent shareholder” of the Borrowers within the meaning of Section 881(c)(3)(B) of the Internal Revenue Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Internal Revenue Code (a “U.S. Tax Compliance Certificate”) and (y) executed copies of IRS Form W-8BEN or W-8BEN-E; or (4) to the extent a Foreign Lender is not the beneficial owner, executed copies of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W- 8BEN or W-8BEN-E, a U.S. Tax Compliance Certificate substantially in the form of Exhibit

LEGAL_US_E # 188864993.17 81 2.09(d)-2 or Exhibit 2.09(d)-3, IRS Form W-9, or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit 2.09(d)-4 on behalf of each such direct and indirect partner; (C) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Administrative Borrower and the Administrative Agent (in such number of copies as shall be reasonably requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Administrative Borrower or the Administrative Agent), executed copies of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit the Borrowers or the Administrative Agent to determine the withholding or deduction required to be made; and (D) if a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Internal Revenue Code, as applicable), such Lender shall deliver to the Administrative Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Administrative Borrower or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Internal Revenue Code) and such additional documentation reasonably requested by the Administrative Borrower or the Administrative Agent as may be necessary for the Borrowers and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement. Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Administrative Borrower and the Administrative Agent in writing of its legal inability to do so. (e) Each Lender shall severally indemnify the Administrative Agent, within 10 days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that any Loan Party has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Loan Parties to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 12.07(i) relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes

LEGAL_US_E # 188864993.17 82 the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this paragraph (e). (f) If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 2.09 (including by the payment of Additional Amounts pursuant to this Section 2.09), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section 2.09 with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this paragraph (f) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this paragraph (f), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this paragraph (f) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or Additional Amounts with respect to such Tax had never been paid. This paragraph shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person. (g) The obligations of the Loan Parties under this Section 2.09 shall survive the termination of this Agreement, any assignment of rights by, or the replacement of, a Lender, and the payment of the Loans and all other amounts payable hereunder. Section 2.10. Increased Costs and Reduced Return. (a) If any Secured Party shall have determined that any Change in Law shall (i) subject such Secured Party to any Taxes (other than (A) Indemnified Taxes and (B) Excluded Taxes) on its loans, loan principal, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto, (ii) impose, modify or deem applicable any reserve, special deposit or similar requirement against any Loan or against assets of or held by, or deposits with or for the account of, or credit extended by, such Secured Party or any Person controlling such Secured Party or (iii) impose on such Secured Party or any Person controlling such Secured Party any other condition regarding this Agreement or any Loan, and the result of any event referred to in clauses (i), (ii) or (iii) above shall be to increase the cost to such Secured Party of making any Loan, or agreeing to make any Loan, or to reduce any amount received or receivable by such Secured Party hereunder, then, upon demand by such Secured Party, the Borrowers shall pay to such Secured Party such additional amounts as will compensate such Secured Party for such increased costs or reductions in amount. (b) If any Secured Party shall have determined that any Change in Law either (i) affects or would affect the amount of capital required or expected to be maintained by such Secured Party or any Person controlling such Secured Party, and such Secured Party determines that the amount of such capital is increased as a direct or indirect consequence of any Loans made

LEGAL_US_E # 188864993.17 83 or maintained, such Secured Party’s or such other controlling Person’s other obligations hereunder, or (ii) has or would have the effect of reducing the rate of return on such Secured Party’s or such other controlling Person’s capital to a level below that which such Secured Party or such controlling Person could have achieved but for such circumstances as a consequence of any Loans made or maintained or any agreement to make Loans or such Secured Party’s or such other controlling Person’s other obligations hereunder (in each case, taking into consideration, such Secured Party’s or such other controlling Person’s policies with respect to capital adequacy), then, upon demand by such Secured Party, the Borrowers shall pay to such Secured Party from time to time such additional amounts as will compensate such Secured Party for such cost of maintaining such increased capital or such reduction in the rate of return on such Secured Party’s or such other controlling Person’s capital. (c) All amounts payable under this Section 2.10 shall bear interest from the date that is 10 days after the date of demand by any Secured Party until payment in full to such Secured Party at the Reference Rate. A certificate of such Secured Party claiming compensation under this Section 2.10, specifying the event herein above described and the nature of such event shall be submitted by such Secured Party to the Administrative Borrower, setting forth the additional amount due and an explanation of the calculation thereof, and such Secured Party’s reasons for invoking the provisions of this Section 2.10, and shall be final and conclusive absent manifest error. (d) Failure or delay on the part of any Lender to demand compensation pursuant to the foregoing provisions of this Section 2.10 shall not constitute a waiver of such Lender’s right to demand such compensation; provided that the Borrowers shall not be required to compensate a Lender pursuant to the foregoing provisions of this Section 2.10 for any increased costs incurred or reductions suffered more than nine months prior to the date that such Lender notifies the Administrative Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender’s intention to claim compensation therefor (except that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the nine-month period referred to above shall be extended to include the period of retroactive effect thereof). (e) The obligations of the Loan Parties under this Section 2.10 shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder. Section 2.11. Mitigation Obligations; Replacement of Lenders. (a) If any Lender requires the Borrowers to pay any Additional Amounts under Section 2.09 or requests compensation under Section 2.10, then such Lender shall (at the request of the Administrative Borrower) use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to such Section in the future, and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrowers hereby agree to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

LEGAL_US_E # 188864993.17 84 (b) If any Lender requires the Borrowers to pay any Additional Amounts under Section 2.09 or requests compensation under Section 2.10 and, in each case, such Lender has declined or is unable to designate a different lending office in accordance with clause (a) above, or if any Lender is a Defaulting Lender, then the Administrative Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 12.07), all of its interests, rights and obligations under this Agreement and the other Loan Documents to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that: (i) the Borrowers shall have paid to the Agents any assignment fees specified in Section 12.07; (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Loan Documents (including any amounts under Section 2.08 and Section 2.09) from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrowers (in the case of all other amounts); (iii) in the case of any such assignment resulting from payments required to be made pursuant to Section 2.09 or a claim for compensation under Section 2.10, such assignment will result in a reduction in such compensation or payments thereafter; and (iv) such assignment does not conflict with applicable law. Prior to the effective date of such assignment, the assigning Lender shall execute and deliver an Assignment and Acceptance, subject only to the conditions set forth above. If the assigning Lender shall refuse or fail to execute and deliver any such Assignment and Acceptance prior to the effective date of such assignment, the assigning Lender shall be deemed to have executed and delivered such Assignment and Acceptance. Any such assignment shall be made in accordance with the terms of Section 12.07. A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Administrative Borrower to require such assignment and delegation cease to apply. ARTICLE III INTENTIONALLY OMITTED ARTICLE IV APPLICATION OF PAYMENTS; DEFAULTING LENDERS; JOINT AND SEVERAL LIABILITY OF BORROWERS Section 4.01. Payments; Computations and Statements. The Borrowers will make each payment under this Agreement not later than 12:00 noon (New York City time) on the day when due, in lawful money of the United States of America and in immediately available funds,

LEGAL_US_E # 188864993.17 85 to the Administrative Agent’s Accounts. All payments received by the Administrative Agent after 12:00 noon (New York City time) on any Business Day may, in the Administrative Agent’s discretion, be credited to the Loan Account on the next succeeding Business Day. All payments shall be made by the Borrowers without set-off, counterclaim, recoupment, deduction or other defense to the Agents and the Lenders. Except as provided in Section 2.02, after receipt, the Administrative Agent will promptly thereafter cause to be distributed like funds relating to the payment of principal ratably to the Lenders in accordance with their Pro Rata Shares and like funds relating to the payment of any other amount payable to any Lender to such Lender, in each case to be applied in accordance with the terms of this Agreement. The Lenders and the Borrowers hereby authorize the Administrative Agent to, and the Administrative Agent may, from time to time, charge the Loan Account of the Borrowers with any amount due and payable by the Borrowers under any Loan Document. Each of the Lenders and the Borrowers agrees that the Administrative Agent shall have the right to make such charges whether or not any Default or Event of Default shall have occurred and be continuing or whether any of the conditions precedent in Section 5.02 have been satisfied. Any amount charged to the Loan Account of the Borrowers shall be deemed Obligations. Whenever any payment to be made under any such Loan Document shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall in such case be included in the computation of interest or fees, as the case may be. All computations of fees shall be made by the Administrative Agent on the basis of a year of 360 days for the actual number of days. Each determination by the Administrative Agent of an interest rate or fees hereunder shall be conclusive and binding for all purposes in the absence of manifest error. Section 4.02. Sharing of Payments. Except as provided in Section 2.02 hereof, if any Lender shall obtain any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) on account of any Obligation in excess of its ratable share of payments on account of similar obligations obtained by all the Lenders, such Lender shall forthwith purchase from the other Lenders such participations in such similar obligations held by them as shall be necessary to cause such purchasing Lender to share the excess payment ratably with each of them; provided, however, that (a) if all or any portion of such excess payment is thereafter recovered from such purchasing Lender, such purchase from each Lender shall be rescinded and each Lender shall repay to the purchasing Lender the purchase price to the extent of such recovery together with an amount equal to such Lender’s ratable share (according to the proportion of (i) the amount of such Lender’s required repayment to (ii) the total amount so recovered from the purchasing Lender) of any interest or other amount paid by the purchasing Lender in respect of the total amount so recovered and (b) the provisions of this Section shall not be construed to apply to (i) any payment made by the Borrowers pursuant to and in accordance with the express terms of this Agreement (including the application of funds arising from the existence of a Defaulting Lender and any payment of an amendment, consent or waiver fee to consenting Lenders pursuant to an effective amendment, consent or waiver with respect to this Agreement), or (ii) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans, other than to any Loan Party or any Subsidiary thereof (as to which the provisions of this Section shall apply). The Borrowers agree that any Lender so purchasing a participation from another Lender pursuant to this Section may, to the fullest extent permitted by law, exercise all of its rights (including the Lender’s right of set-off) with respect to such participation as fully as if such Lender were the direct creditor of the Borrowers in the amount of such participation.

LEGAL_US_E # 188864993.17 86 Section 4.03. Apportionment of Payments. Subject to Section 2.02 hereof and to any written agreement among the Agents and/or the Lenders: (a) All payments of principal and interest in respect of outstanding Loans, all payments of fees (other than the fees set forth in Section 2.06 hereof) and all other payments in respect of any other Obligations, shall be allocated by the Administrative Agent among such of the Lenders as are entitled thereto, in proportion to their respective Pro Rata Shares or otherwise as provided herein or, in respect of payments not made on account of Loans, as designated by the Person making payment when the payment is made. (b) After the occurrence and during the continuance of an Event of Default, the Administrative Agent may, and upon the direction of the Collateral Agent or the Required Lenders shall, apply all payments in respect of any Obligations, including without limitation, all proceeds of the Collateral, subject to the provisions of this Agreement (i) first, ratably to pay the Obligations in respect of any fees, expense reimbursements, indemnities and other amounts then due and payable to the Agents until paid in full; (ii) second, ratably to pay interest then due and payable in respect of the Collateral Agent Advances until paid in full; (iii) third, ratably to pay principal of the Collateral Agent Advances until paid in full; (iv) fourth, ratably to pay the Term Loan C Obligations in respect of any fees, expense reimbursements, indemnities and other amounts then due and payable to the Term Loan C Lenders until paid in full; (v) fifth, ratably to pay interest then due and payable in respect of the Term Loan C until paid in full; (vi) sixth, ratably to pay principal of the Term Loan C until paid in full; (vii) seventh, ratably to pay the Term Loan B Obligations in respect of any fees, expense reimbursements, indemnities and other amounts then due and payable to the Term Loan B Lenders until paid in full; (viii) eighth, ratably to pay interest then due and payable in respect of the Term Loan B until paid in full; (ix) ninth, ratably to pay principal of the Term Loan B until paid in full; (x) tenth, ratably to pay the Term Loan A Obligations in respect of any fees (other than any Applicable Premium), expense reimbursements, indemnities and other amounts then due and payable to the Term Loan A Lenders until paid in full; (xi) eleventh, ratably to pay interest then due and payable in respect of the Term Loan A until paid in full; (xii) twelfth, ratably to pay principal of the Term Loan A until paid in full; (xiii) thirteenth, ratably to pay the Obligations in respect of any Applicable Premium then due and payable to the Term Loan A Lenders until paid in full; (xiv) fourteenth, to the ratable payment of all other Obligations then due and payable; and (xv) fifteenth, to the Administrative Borrower or such other Person entitled thereto under applicable law. (c) For purposes of Section 4.03(b) (other than clause (xv) thereof), “paid in full” means payment in cash of all amounts owing under the Loan Documents according to the terms thereof, including loan fees, service fees, professional fees, interest (and specifically including interest accrued after the commencement of any Insolvency Proceeding), default interest, interest on interest, and expense reimbursements, whether or not same would be or is allowed or disallowed in whole or in part in any Insolvency Proceeding, except to the extent that default or overdue interest (but not any other interest) and loan fees, each arising from or related to a default, are disallowed in any Insolvency Proceeding; provided, however, that for the purposes of clause (xiv), “paid in full” means payment in cash of all amounts owing under the Loan Documents according to the terms thereof, including loan fees, service fees, professional fees, any Applicable Premium (to the extent applicable), interest (and specifically including interest accrued after the commencement of any Insolvency Proceeding), default interest, interest on interest, and expense

LEGAL_US_E # 188864993.17 87 reimbursements, whether or not the same would be or is allowed or disallowed in whole or in part in any Insolvency Proceeding. (d) In the event of a direct conflict between the priority provisions of this Section 4.03 and other provisions contained in any other Loan Document, it is the intention of the parties hereto that both such priority provisions in such documents shall be read together and construed, to the fullest extent possible, to be in concert with each other. In the event of any actual, irreconcilable conflict that cannot be resolved as aforesaid, the terms and provisions of Section 4.03 shall control and govern. Section 4.04. Defaulting Lenders. Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as such Lender is no longer a Defaulting Lender, to the extent permitted by applicable law: (a) Such Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in Section 12.02. (b) The Administrative Agent shall not be obligated to transfer to such Defaulting Lender any payments made by any Borrower to the Administrative Agent for such Defaulting Lender’s benefit, and, in the absence of such transfer to such Defaulting Lender, the Administrative Agent shall transfer any such payments to each other non-Defaulting Lender ratably in accordance with their Pro Rata Shares (without giving effect to the Pro Rata Shares of such Defaulting Lender) (but only to the extent that such Defaulting Lender’s Loans were funded by the other Lenders) or, if so directed by the Administrative Borrower and if no Default or Event of Default has occurred and is continuing (and to the extent such Defaulting Lender’s Loans were not funded by the other Lenders), retain the same to be re-advanced to the Borrowers as if such Defaulting Lender had made such Loans to the Borrowers. Subject to the foregoing, the Administrative Agent may hold and, in its discretion, re-lend to the Borrowers for the account of such Defaulting Lender the amount of all such payments received and retained by the Administrative Agent for the account of such Defaulting Lender. (c) Any such failure to fund by any Defaulting Lender shall constitute a material breach by such Defaulting Lender of this Agreement and shall entitle the Borrowers to replace the Defaulting Lender with one or more substitute Lenders, and the Defaulting Lender shall have no right to refuse to be replaced hereunder. Such notice to replace the Defaulting Lender shall specify an effective date for such replacement, which date shall not be later than 15 Business Days after the date such notice is given. Prior to the effective date of such replacement, the Defaulting Lender shall execute and deliver an Assignment and Acceptance, subject only to the Defaulting Lender being repaid its share of the outstanding Obligations without any premium or penalty of any kind whatsoever. If the Defaulting Lender shall refuse or fail to execute and deliver any such Assignment and Acceptance prior to the effective date of such replacement, the Defaulting Lender shall be deemed to have executed and delivered such Assignment and Acceptance. The replacement of any Defaulting Lender shall be made in accordance with the terms of Section 12.07. (d) The operation of this Section shall not be construed to increase or otherwise affect the Commitments of any Lender, to relieve or excuse the performance by such Defaulting

LEGAL_US_E # 188864993.17 88 Lender or any other Lender of its duties and obligations hereunder, or to relieve or excuse the performance by any Borrower of its duties and obligations hereunder to the Administrative Agent or to the Lenders other than such Defaulting Lender. (e) This Section shall remain effective with respect to such Lender until either (i) the Obligations under this Agreement shall have been declared or shall have become immediately due and payable or (ii) the non-Defaulting Lenders, the Agents, and the Borrowers shall have waived such Defaulting Lender’s default in writing, and the Defaulting Lender makes its Pro Rata Share of the applicable defaulted Loans and pays to the Agents all amounts owing by such Defaulting Lender in respect thereof; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrowers while such Lender was a Defaulting Lender; provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from such Lender’s having been a Defaulting Lender. Section 4.05. Administrative Borrower; Joint and Several Liability of the Borrowers. (a) Each Borrower hereby irrevocably appoints Parent as the borrowing agent and attorney-in-fact for the Borrowers (the “Administrative Borrower”) which appointment shall remain in full force and effect unless and until the Agents shall have received prior written notice signed by all of the Borrowers that such appointment has been revoked and that another Borrower has been appointed Administrative Borrower. Each Borrower hereby irrevocably appoints and authorizes the Administrative Borrower (i) to provide to the Agents and receive from the Agents all notices with respect to Loans obtained for the benefit of any Borrower and all other notices and instructions under this Agreement and (ii) to take such action as the Administrative Borrower deems appropriate on its behalf to obtain Loans and to exercise such other powers as are reasonably incidental thereto to carry out the purposes of this Agreement. It is understood that the handling of the Loan Account and Collateral of the Borrowers in a combined fashion, as more fully set forth herein, is done solely as an accommodation to the Borrowers in order to utilize the collective borrowing powers of the Borrowers in the most efficient and economical manner and at their request, and that neither the Agents nor the Lenders shall incur liability to the Borrowers as a result hereof. Each Borrower expects to derive benefit, directly or indirectly, from the handling of the Loan Account and the Collateral in a combined fashion since the successful operation of each Borrower is dependent on the continued successful performance of the integrated group. For purposes of this Section 4.05(a), each Borrower incorporated or established in Germany releases the Parent to the fullest extent possible from the restrictions of section 181 of the German Civil Code (Bürgerliches Gesetzbuch). (b) Each Borrower hereby accepts joint and several liability hereunder and under the other Loan Documents in consideration of the financial accommodations to be provided by the Agents and the Lenders under this Agreement and the other Loan Documents, for the mutual benefit, directly and indirectly, of each of the Borrowers and in consideration of the undertakings of the other Borrowers to accept joint and several liability for the Obligations. Each of the Borrowers, jointly and severally, hereby irrevocably and unconditionally accepts, not merely as a surety but also as a co-debtor, joint and several liability with the other Borrowers, with respect to

LEGAL_US_E # 188864993.17 89 the payment and performance of all of the Obligations (including, without limitation, any Obligations arising under this Section 4.05), it being the intention of the parties hereto that all of the Obligations shall be the joint and several obligations of each of the Borrowers without preferences or distinction among them. If and to the extent that any of the Borrowers shall fail to make any payment with respect to any of the Obligations as and when due or to perform any of the Obligations in accordance with the terms thereof, then in each such event, the other Borrowers will make such payment with respect to, or perform, such Obligation. Subject to the terms and conditions hereof, the Obligations of each of the Borrowers under the provisions of this Section 4.05 constitute the absolute and unconditional, full recourse Obligations of each of the Borrowers, enforceable against each such Person to the full extent of its properties and assets, irrespective of the validity, regularity or enforceability of this Agreement, the other Loan Documents or any other circumstances whatsoever. (c) The provisions of this Section 4.05 are made for the benefit of the Agents, the Lenders and their successors and assigns, and may be enforced by them from time to time against any or all of the Borrowers as often as occasion therefor may arise and without requirement on the part of the Agents, the Lenders or such successors or assigns first to marshal any of its or their claims or to exercise any of its or their rights against any of the other Borrowers or to exhaust any remedies available to it or them against any of the other Borrowers or to resort to any other source or means of obtaining payment of any of the Obligations hereunder or to elect any other remedy. The provisions of this Section 4.05 shall remain in effect until all of the Obligations shall have been paid in full or otherwise fully satisfied. (d) Each of the Borrowers hereby agrees that it will not enforce any of its rights of contribution or subrogation against the other Borrowers with respect to any liability incurred by it hereunder or under any of the other Loan Documents, any payments made by it to the Agents or the Lenders with respect to any of the Obligations or any Collateral, until such time as all of the Obligations have been paid in full in cash. Any claim which any Borrower may have against any other Borrower with respect to any payments to the Agents or the Lenders hereunder or under any other Loan Documents are hereby expressly made subordinate and junior in right of payment, without limitation as to any increases in the Obligations arising hereunder or thereunder, to the prior payment in full in cash of the Obligations. Section 4.06. Equitably Subordinated Creditors. (a) In this section 4.06: "Equitably Subordinated Lender" means any Lender whose rights and claims under the Loan Documents against a German Loan Party would, prior to or in an insolvency of such German Loan Party, be subordinated or could be subject to potential avoidance claims pursuant to section 39 para. 1 no. 5, section 39 para. 2 or section 135 of the German Insolvency Code (Insolvenzordnung) or section 6 of the German Avoidance Act (Anfechtungsgesetz). "Equitably Subordinated Liabilities" means any liabilities owed to an Equitably Subordinated Lender.

LEGAL_US_E # 188864993.17 90 "Recoveries" means all amounts from time to time received or recovered by the Collateral Agent pursuant to the terms of any Loan Document or in connection with the realisation or enforcement of all or any part of the Collateral. (b) To the extent that the Recoveries held by the Collateral Agent are insufficient to discharge the liabilities owed to all the Secured Parties in any priority class and this is due to any Equitably Subordinated Lender being part of that class of creditors, the amount to be applied by the Collateral Agent in discharge of the liabilities of that class of creditors shall be distributed to the other creditors of that class and the Equitably Subordinated Lender shall not be entitled to receive any part of that amount. (c) An Equitably Subordinated Lender shall neither have the benefit nor the obligations, of any sharing provisions under the Loan Documents and shall not be entitled to receive any payment, and the Collateral Agent shall not be required to make any payment out of Recoveries to the Equitably Subordinated Lender, under or in connection with the Loan Documents in respect of any Equitably Subordinated Liabilities. (d) To the extent that any Equitably Subordinated Liabilities would result in the subordination of liabilities towards any (other) Lenders under any Loan Document pursuant to section 39 para. 1 no. 5 of the German Insolvency Code (Insolvenzordnung) or prejudice the validity or enforceability of any Collateral or Guaranty provided to any Lender pursuant to the Loan Documents in any way the relevant Equitably Subordinated Lender shall be deemed not to be a Secured Party under any Security Agreement and shall not benefit from the Guaranty. (e) No Equitably Subordinated Lender shall have any rights or claims in relation to any Recoveries received from an insolvent German Loan Party or the enforcement of Collateral provided by such insolvent German Loan Party and shall turn over all such Recoveries to such Secured Parties as the Collateral Agent shall require. ARTICLE V CONDITIONS TO LOANS Section 5.01. Conditions Precedent to Effectiveness. This Agreement shall become effective as of the Business Day (the “Effective Date”) when each of the following conditions precedent shall have been satisfied (or waived) in a manner reasonably satisfactory to the Agents: (a) Payment of Fees, Etc. The Borrowers shall have paid on or before the Effective Date all fees, costs and expenses (including the fees and expenses of legal counsel) then payable pursuant to Section 2.06 and Section 12.04 which amounts may be offset against the proceeds of the Loans. (b) Representations and Warranties; No Event of Default. The following statements shall be true and correct: (i) the representations and warranties contained in Article VI and in each other Loan Document, certificate or other writing delivered to any Secured Party pursuant hereto or thereto on or prior to the Effective Date are true and correct in all material respects on and as of the Effective Date as though made on and as of such date, except to the extent

LEGAL_US_E # 188864993.17 91 that any such representation or warranty expressly relates solely to an earlier date (in which case such representation or warranty shall be true and correct in all material respects on and as of such earlier date) and (ii) no Default or Event of Default shall have occurred and be continuing on the Effective Date or would result from this Agreement or the other Loan Documents becoming effective in accordance with its or their respective terms. (c) Legality. The making of the initial Loans shall not contravene any law, rule or regulation applicable to any Secured Party. (d) Delivery of Documents. The Collateral Agent shall have received on or before the Effective Date the following, each in form and substance reasonably satisfactory to the Collateral Agent and, unless indicated otherwise, dated the Effective Date and, if applicable, duly executed by the Persons party thereto: (i) the Security Agreement; (ii) [reserved]; (iii) the results of searches for any effective UCC financing statements, tax Liens or judgment Liens filed against any Loan Party or its property, which results shall not show any such Liens (other than Permitted Liens); (iv) a Perfection Certificate; (v) the Intellectual Property Security Agreements; (vi) No later than 3 days in advance of the Effective Date, the Administrative Agent shall have received all documentation and other information requested by any Lender that is party hereto on the Effective Date in writing with respect to any Loan Party, which documentation or other information is required by regulatory authorities under applicable “know your customer” provisions of Anti-Money Laundering Laws, including the USA PATRIOT Act and Beneficial Ownership Regulation (including, if the Borrowers qualify as a “legal entity customer” under the Beneficial Ownership Regulation, a Beneficial Ownership Certification); provided that, in the case of a Beneficial Ownership Certification, upon the request of the Administrative Agent, the Borrowers shall return such completed Beneficial Ownership Certification directly to the requesting Lender; (vii) [reserved]; (viii) the Disbursement Letter; (ix) the Fee Letter; (x) the Intercompany Subordination Agreement; (xi) [reserved]; (xii) [reserved];

LEGAL_US_E # 188864993.17 92 (xiii) each of the Warrants requested by a Lender to be issued on the Effective Date; (xiv) [reserved]; (xv) the management rights letter, dated as of the date hereof, among the Loan Parties and the Agents, as amended, amended and restated, supplemented or otherwise modified from time to time (the “VCOC Management Rights Agreement”); (xvi) a certificate of an Authorized Officer of each Loan Party, certifying (A) as to copies of the Governing Documents of such Loan Party, together with all amendments thereto (including, without limitation, a true and complete copy of the charter, certificate of formation, certificate of limited partnership or other publicly filed organizational document of each Loan Party certified as of a recent date not more than 30 days prior to the Effective Date by an appropriate official of the jurisdiction of organization of such Loan Party which shall set forth the same complete name of such Loan Party as is set forth herein and the organizational number of such Loan Party, if an organizational number is issued in such jurisdiction), (B) as to a copy of the resolutions or written consents of such Loan Party authorizing (1) the borrowings hereunder and the transactions contemplated by the Loan Documents to which such Loan Party is or will be a party, and (2) the execution, delivery and performance by such Loan Party of each Loan Document to which such Loan Party is or will be a party and the execution and delivery of the other documents to be delivered by such Person in connection herewith and therewith, including, without limitation, in the case of the Parent, the Warrants, (C) the names and true signatures of the representatives of such Loan Party authorized to sign each Loan Document (in the case of a Borrower, including, without limitation, Notices of Borrowing, SOFR Notices and all other notices under this Agreement and the other Loan Documents) to which such Loan Party is or will be a party and the other documents to be executed and delivered by such Loan Party in connection herewith and therewith, together with evidence of the incumbency of such authorized officers and (D) as to the matters set forth in Section 5.01(b); (xvii) a certificate of the chief financial officer of the Parent (A) setting forth in reasonable detail the calculations and other supporting evidence (including financial support demonstrating the sources and uses of amounts included in such calculation and the proceeds of the Loans and other amounts received or distributed on or around the Effective Date in connection with the transactions contemplated hereunder in form and substance reasonably satisfactory to the Administrative Agent) required to establish compliance, on a pro forma basis after giving effect to the Loans, with each of the financial covenants contained in Section 7.03 (as if the covenants applicable to the month ending August 31, 2025 applied on the Effective Date), (B) certifying that all tax returns required to be filed by the Loan Parties have been filed and all material taxes upon the Loan Parties or their properties, assets, and income (including real property taxes and payroll taxes) have been paid except (i) unpaid Taxes in an aggregate amount at any one time not in excess of $1,000,000 and (ii) Taxes disclosed on Schedule 7.02(a) and contested in good faith by proper proceedings which stay the imposition of any Lien resulting from the non- payment thereof and with respect to which adequate reserves have been set aside for the payment thereof in accordance with GAAP, (C) attaching a copy of the Financial Statements and the Projections described in Section 6.01(g)(ii) hereof and certifying as to the compliance with the representations and warranties set forth in Section 6.01(g)(i) and Section 6.01(jj)(ii) and (D)

LEGAL_US_E # 188864993.17 93 certifying that after giving effect to all Loans to be made on the Effective Date, (1) Liquidity is not less than $20,000,000 and (2) all liabilities of the Loan Parties are current (other than trade payables, accrued expenses or other accounts payable incurred in the ordinary course of such Person’s business and not outstanding for more than 90 days after the date such payable was created and any liabilities (x) included in the Schedules to this Agreement, or (y) otherwise disclosed to the Administrative Agent prior to the Effective Date in an aggregate amount for all such liabilities so disclosed under this clause (y) not to exceed $10,000,000); (xviii) a certificate of the chief financial officer of each Loan Party, certifying as to the solvency of such Loan Party (after giving effect to the Loans made on the Effective Date); (xix) a certificate of an Authorized Officer of the Administrative Borrower certifying that (A) the attached copies of the Material Contracts as in effect on the Effective Date are true, complete and correct copies thereof and (B) such agreements remain in full force and effect and that none of the Loan Parties has breached or defaulted in any of its obligations under such agreements; (xx) a certificate of the appropriate official(s) of the jurisdiction of organization and, except to the extent such failure to be so qualified could not reasonably be expected to have a Material Adverse Effect, each jurisdiction of foreign qualification of each Loan Party certifying as of a recent date not more than 30 days prior to the Effective Date as to the subsistence in good standing of, and, if applicable, the payment of taxes by, such Loan Party in such jurisdictions (allowing an exception for (i) unpaid Taxes in an aggregate amount at any one time not in excess of $1,000,000 and (ii) Taxes disclosed on Schedule 7.02(a) and contested in good faith by proper proceedings which stay the imposition of any Lien resulting from the non- payment thereof and with respect to which adequate reserves have been set aside for the payment thereof in accordance with GAAP)), together with written confirmation (where available) on the Effective Date from such official(s) as to such matters; (xxi) an opinion of Latham & Watkins LLP, special New York counsel to the Loan Parties, as to such customary debt financing matters as the Collateral Agent may reasonably request; (xxii) evidence of the insurance coverage required by Section 7.01(h); (xxiii) [reserved]; (xxiv) [reserved]; and (xxv) evidence of the payment in full of all Indebtedness under the Existing Credit Facility, together with (A) a termination and release agreement with respect to the Existing Credit Facility and all related documents, duly executed by the Loan Parties and the Existing Lenders, (B) if applicable, a satisfaction of mortgage for each mortgage filed by the Existing Lender on each Facility, if any, (C) a termination of security interest in Intellectual Property for each security agreement or similar instrument recorded by the Existing Lenders at the United States Patent and Trademark Office or the United States Copyright Office and covering any intellectual property of the Loan Parties, and (D) UCC 3 termination statements for all UCC-

LEGAL_US_E # 188864993.17 94 1 financing statements filed by the Existing Lenders and covering any portion of the Collateral; provided, however, that this clause shall be subject to Section 5.03(i). (e) Material Adverse Effect. The Collateral Agent shall have determined, in its sole judgment, that no event or development shall have occurred since March 31, 2025 which could reasonably be expected to have a Material Adverse Effect. (f) [Reserved]. (g) Approvals. All consents, authorizations and approvals of, and filings and registrations with, and all other actions in respect of, any Governmental Authority or other Person required in connection with the making of the Loans, or the conduct of the Loan Parties’ business, or the consummation of any of the underlying transactions, shall have been obtained and shall be in full force and effect. (h) Proceedings; Receipt of Documents. All proceedings in connection with the making of the initial Loans and the other transactions contemplated by this Agreement and the other Loan Documents, and all documents incidental hereto and thereto, shall be reasonably satisfactory to the Collateral Agent and its counsel, and the Collateral Agent and such counsel shall have received all such information and such counterpart originals or certified or other copies of such documents as the Collateral Agent or such counsel may reasonably request. (i) Management Reference Checks. The Collateral Agent shall have received satisfactory reference checks for, and shall have had an opportunity to meet in person with, key management of the Parent. (j) Due Diligence. The Agents shall have completed their business, financial, industry, legal and collateral due diligence with respect to each Loan Party and the results thereof shall be acceptable to the Agents, in their sole and absolute discretion. (k) Security Interests. When filed with the appropriate Governmental Authority where applicable (including, where applicable, the United States Copyright Office or the United States Patent and Trademark Office), the Loan Documents shall create in favor of the Collateral Agent, for the benefit of the Secured Parties, a legal, valid and enforceable first priority security interest in the Collateral secured thereby (subject only to Permitted Liens). (l) Litigation. There shall exist no claim, action, suit, investigation, litigation or proceeding (including, without limitation, shareholder or derivative litigation) pending or threatened in any court or before any arbitrator or Governmental Authority which relates to the Loans or which, in the opinion of the Collateral Agent, is reasonably likely to be adversely determined, and that, if adversely determined, would reasonably be expected to have a Material Adverse Effect. (m) Notice of Borrowing. The Administrative Agent shall have received a Notice of Borrowing pursuant to Section 2.02 hereof.

LEGAL_US_E # 188864993.17 95 (n) Tax Forms. The Administrative Agent shall have received, at least two (2) Business Days prior to the Effective Date, a duly executed IRS Form W-9 (or other applicable Tax form) of Parent and the Borrowers. Section 5.02. [Reserved]. Section 5.03. Conditions Subsequent to Effectiveness. As an accommodation to the Loan Parties, the Agents and the Lenders have agreed to execute this Agreement and to make the Loans on the Effective Date notwithstanding the failure by the Loan Parties to satisfy the conditions set forth below on or before the Effective Date. In consideration of such accommodation, the Loan Parties agree that, in addition to all other terms, conditions and provisions set forth in this Agreement and the other Loan Documents, including, without limitation, those conditions set forth in Section 5.01, the Loan Parties shall satisfy each of the conditions subsequent set forth below on or before the date applicable thereto (it being understood that (i) the failure by the Loan Parties to perform or cause to be performed any such condition subsequent on or before the date applicable thereto shall constitute an Event of Default and (ii) to the extent that the existence of any such condition subsequent would otherwise cause any representation, warranty or covenant in this Agreement or any other Loan Document to be breached, the Required Lenders hereby waive such breach for the period from the Effective Date until the date on which such condition subsequent is required to be fulfilled pursuant to this Section 5.03): (a) Subject to clause (viii) below, the Collateral Agent shall have received on or before the date that is 30 days following the Effective Date (or such later date as the Collateral Agent shall agree to in its reasonable discretion) the following, each in form and substance satisfactory to the Collateral Agent and, if applicable, duly executed by the Persons party thereto: (i) [reserved]; (ii) insurance endorsements as to the named insureds or loss payees under the insurance policies referenced in Section 5.01(d)(xxii) as the Collateral Agent may reasonably request and providing that such policies may be terminated or canceled (by the insurer or the insured thereunder) only upon 30 days’ (or 10 days’ in the case of nonpayment) prior written notice to the Collateral Agent and each such named insured or loss payee; (iii) [reserved]; (iv) [reserved]; (v) all Control Agreements that, in the reasonable judgment of the Agents, are required for the Loan Parties to comply with the Loan Documents as of the Effective Date; (vi) the Assignment of Business Interruption Insurance Policy; (vii) evidence that the Loan Parties shall have established segregated payroll accounts that will be used exclusively to hold payroll funds; and

LEGAL_US_E # 188864993.17 96 (viii) evidence that those non-Loan Parties that were not party to the Intercompany Subordination Agreement on the Effective Date shall have become parties to the Intercompany Subordination Agreement as a “Subordinated Creditor” thereunder by executing a joinder thereto or counterpart thereof; provided, however, that with respect to those certain non- Loan Parties that, as of the Effective Date, are in the process of winding-up, liquidating, dissolving or otherwise ceasing legal existence in accordance with Section 7.02(c) of this Agreement, such non-Loan Party shall have 90 days (or such later date as the Collateral Agent shall agree to, with such agreement not to be unreasonably withheld) to provide such evidence that any such non-Loan Party shall either have (1) become a party to the Intercompany Subordination Agreement as a “Subordinated Creditor” thereunder by executing a joinder thereto or counterpart thereof or (2) been wound-up, liquidated, dissolved or otherwise ceased its legal existence in accordance with Section 7.02(c) of this Agreement; and provided, further, that such deadline shall be 120 days (or such later date as the Collateral Agent shall agree to, with such agreement not to be unreasonably withheld) with respect to any such non-Loan Party listed on Schedule 5.03. (b) The Collateral Agent shall have received on or before the date that is 5 days after the Effective Date (or such later date as the Collateral Agent shall agree in its reasonable discretion), all original stock certificates and promissory notes required to be pledged under the Security Agreement, in each case accompanied by undated stock powers or allonges, as applicable, executed in blank or other proper instruments of transfer. (c) Subject in all respects to Article XIII, the Collateral Agent shall have received on or before the date that is forty-five (45) days following the Effective Date (provided, that the Collateral Agent may agree to extend such deadline by up to two additional 30 day periods in its sole discretion), with respect to each Foreign Subsidiary (other than an Excluded Subsidiary) of any Loan Party which is a non-borrowing Subsidiary on the Effective Date, (A) a Joinder Agreement, pursuant to which such Foreign Subsidiary shall be made a party to this Agreement as a Borrower or a Guarantor, (B) customary Collateral Documents as shall be reasonably necessary to provide Liens on the property of and Equity Interests in such Foreign Subsidiary on a basis substantially comparable to the Liens on the Collateral for the benefit of the Secured Parties securing the Obligations granted by Guarantors that are not Foreign Subsidiaries, taking into account applicable foreign law, the advice of local counsel and customary practice in such jurisdiction for similar transactions and (C) such other agreements, instruments, approvals, noticers, filing forms or other documents reasonably requested by the Collateral Agent. (d) Within forty-five (45) days after the Effective Date (provided, that the Collateral Agent may agree to extend such deadline by up to two additional 30 day periods in its sole discretion) the Collateral Agent shall have received the following, each in form and substance satisfactory to the Collateral Agent and, if applicable, duly executed by the Persons party thereto: (i) (A) a Joinder Agreement pursuant to which each Israeli Loan Party shall be made a party to this Agreement as a Guarantor, duly executed by each such Israeli Loan Party and (B) a Joinder Agreement pursuant to which each Dutch Loan Party shall be made a party to this Agreement as a Guarantor, duly executed by each such Dutch Loan Party; (ii) a Security Agreement duly executed by each Israeli Loan Party;

LEGAL_US_E # 188864993.17 97 (iii) Israeli Security Documents; (iv) Form 10 and limited power of attorney in relation to each of the Israeli Fixed Charges, Israeli Floating Charges and any other Collateral Document or Loan Document creating a Lien to which an Israeli Loan Party is a party, each in the form required for filing and registration of such Israeli Fixed Charges, Israeli Floating Charges and any other Collateral Document or Loan Document creating a Lien to which an Israeli Loan Party is a party with the Israeli Companies Registrar; (v) Form 1 and limited power of attorney in relation to each of the Israeli Share Pledges, in the form required for filing and registration of the Israeli Share Pledges with the Israeli Pledges Registrar; (vi) an up-to-date extract from a search against the Israeli Loan Parties at the Israeli Companies Registrar evidencing that none of them is registered by the Israeli Companies Registrar as a "company in breach" ("hevrah meferah") and that there is no outstanding Lien over their assets recorded at the Israeli Companies Registrar except as permitted under this Agreement; (vii) an up-to-date extract from a search against Digital Turbine USA, Inc. and Fyber B.V. at the Israeli Pledges Registrar, evidencing that there is no outstanding Lien recorded at the Israeli Pledges Registrar over their assets except as permitted under this Agreement; (viii) with respect to the Israeli Loan Parties, officers’ certificate of each Israeli Loan Party, in each case, attaching: (A) its Governing Documents; (B) resolutions of each Israeli Loan Party’s board of directors evidencing approval of, inter alia, (1) the Israeli Security Documents and other transactions evidenced by the Loan Documents; (2) authorization of a specified person or persons to execute the Loan Documents to which each Israeli Loan Party is to become a party as well as to sign and/or dispatch all documents and notices to be signed and/or dispatched by such Israeli Loan Party under or in connection with the Loan Documents to which it is to become a party; (3) certifying, pursuant to sections 256(d) and 282 of the Israeli Companies Law, that all approvals, as required under the Israeli Companies Law (including, without limitation, under sections 255, 270-272 and Section 277 thereof) and its Governing Documents, have been duly obtained for the transactions contemplated by each Loan Document to which it is to become a party; (C) a copy of a resolution of its sole shareholder approving the transactions set out in paragraph (B) above; (D) incumbency and specimen signatures; and (E) confirming that the guaranteeing and grant of security interest by each Israeli Loan Party would not cause a borrowing, guaranteeing or security or similar limit binding on it to be exceeded; (ix) evidence that the articles of association of each Israeli Loan Party have been amended to include substantially the following provision: “Notwithstanding anything to the contrary herein or in any shareholders agreement, for so long as any shares of the Company are subject to a security interest granted in favor of Blue Torch Finance LLC (including its respective successors and assigns, the “Secured Party”) under or in connection with the Financing Agreement dated August 29, 2025, among, inter alia, Digital Turbine, Inc. as Borrower, certain Guarantors parties thereto, the Lenders from time to time party thereto and the Secured Party, as may be amended from time to time, the “Financing Agreement”), any restrictions or limitations

LEGAL_US_E # 188864993.17 98 on, or approval requirements for, the transfer of shares or other securities, the registration of share transfers in the shareholders registry of the company, or the exercise of any rights, preferences, privilege and powers shall not apply to: (i) the creation of any lien over shares or other liens of the Company in accordance with the Loan Documents (as such term is defined in the Financing Agreement); (ii) any transfer of the shares or other securities to any person under or pursuant to enforcement of the Loan Documents, including the Secured Parties or any of their affiliates; and (iii) the registration of any such share transfer(s) in the shareholders registry of the Company or the exercise of any rights, preferences, privileges and powers attached to such shares or conferred upon the holders thereof under law or by virtue of these Articles of Association or any contract. The Secured Party and any receiver shall be third party beneficiaries of the provisions of this Article and no waiver, amendment or modification of this Article may be made without the prior written consent of the Secured Party.” (x) an up-to-date shareholders' registry of each Israeli Loan Party which shall include substantially the following annotation as applicable: “the [number and type of shares] of [Digital Turbine (IL) Ltd.]/[Digital Turbine (EMEA) Ltd.] of nominal value [NIS ●] each, and registered in the name of [Digital Turbine USA, Inc.]/[Fyber B.V.] are pledged and charged in favour of Blue Torch Finance LLC as collateral agent pursuant to the security document made in its favour for the benefit of the Lenders dated [●] 2025, as amended from time to time”; (xi) legal opinion of Israeli counsel to the Israeli Loan Parties , as to such customary debt financing matters as the Collateral Agent may reasonably request; (xii) Dutch Security Documents; (xiii) with respect to each Dutch Loan Party a confirmation that there is no works council with jurisdiction over the transactions as envisaged by the Loan Documents to which it is a party and that there is no obligation for the Dutch Loan Parties to establish a works council pursuant to the Works Council Act (Wet op de Ondernemingsraden), or, if a works council is established, a confirmation that all consultation obligations in respect of such works council have been complied with and that positive unconditional advice has been obtained, attaching a copy of such advice and a copy of the request for such advice; (xiv) a legal opinion of Greenberg Traurig LLP, counsel to the Dutch Loan Parties, as to such matters as the Collateral Agent may reasonably request; and (xv) such other agreements, instruments, approvals, noticers, filing forms or other documents reasonably requested by the Collateral Agent. (e) On or prior to the date that is three (3) Business Days after the date of each Israeli Security Document (as such date may be extended in writing by the Collateral Agent in its sole and absolute discretion), the Israeli Loan Parties, Digital Turbine USA, Inc. and Fyber B.V., as applicable, shall deliver to the Collateral Agent original copies of (A) signature pages to each Israeli Security Document and any other Loan Document creating a Lien to which each Israeli Loan Party is a party duly executed by the relevant Israeli Loan Party, Digital Turbine USA, Inc. and Fyber B.V., as applicable, (B) executed Form 10s with respect to each Israeli Security Document (other than the Israeli Share Pledges) and any other Loan Document creating a Lien to

LEGAL_US_E # 188864993.17 99 which each Israeli Loan Party is a party duly executed by the relevant Israeli Loan Party, and (C) executed Form 1 with respect to each of Israeli Share Pledges duly executed by applicable Loan Parties. (f) On or prior to the date that is fourteen (14) days (counting, for this purpose, only those days on which filings may be made with the Israeli Companies Registrar and the Israeli Pledges Registrar) after the date of each Israeli Security Document, the Israeli Loan Parties, Digital Turbine USA, Inc. and Fyber B.V., as applicable, shall deliver to the Collateral Agent evidence that (A) each Israeli Security Document (other than the Israeli Share Pledges) and any other Loan Document creating a Lien to which each Israeli Loan Party is a party were duly filed for registration with the Israeli Companies Registrar and (B) the Form 1 relating to each of the Israeli Share Pledges was duly filed for registration with the Israeli Pledges Registrar. (g) On or prior to the date that is twenty-one (21) days after the date of each Israeli Security Document, the Israeli Loan Parties, Digital Turbine USA, Inc. and Fyber B.V., as applicable, shall deliver to the Collateral Agent evidence that (A) each Israeli Security Document (other than the Israeli Share Pledges) and any other Loan Document creating a Lien to which each Israeli Loan Party is a party has been duly registered with the Israeli Companies Registrar and an excerpt from a search against each Israeli Loan Party at the Israeli Companies Registrar, in each case demonstrating to the reasonable satisfaction of Collateral Agent that the filing, submission and registration of each of the foregoing Loan Documents with the Israeli Companies Registrar have been completed and evidencing that there is no outstanding Lien over the Israeli Loan Parties’ assets, except as permitted under this Agreement and (B) that each of the Israeli Share Pledges has been duly registered with the Israeli Pledges Registrar and an excerpt from a search against Digital Turbine USA, Inc. and Fyber B.V. at the Israeli Pledges Registrar demonstrating to the reasonable satisfaction of Collateral Agent that the filing, submission and registration of each of the Israeli Share Pledges has been completed and evidencing that there is no outstanding Lien over assets of Digital Turbine USA, Inc. and Fyber B.V., except as permitted under this Agreement. (h) Within sixty (60) days after the Effective Date, the Loan Parties shall have (x) applied for a court order ordering the removal and termination of such registration of the Historic Israeli Share Pledge, and (y) delivered evidence to the Collateral Agent evidence satisfactory to the Collateral Agent that the registration of the Historic Israeli Share Pledge has been terminated and removed from the registry of the Israeli Pledges Registrar; provided, that the time period for compliance with the foregoing clause (y) shall be automatically extended by one or more additional thirty (30) day periods to the extent that, upon the conclusion of such initial sixty (60) day period and each thirty (30) day period thereafter the Loan Parties are continuing to use commercially reasonable efforts to comply with their obligations under the foregoing clause (y). (i) (i) Within seven (7) Business Days (counting, for this purpose, only those days on which the Israeli Pledges Registrar is open for business) after the Effective Date, the Collateral Agent shall have received evidence in form and substance satisfactory to the Collateral Agent that the pledges registered with the Israeli Pledges Registrar in favour of Bank of America, N.A. created over the shares held by Fyber B.V. in Digital Turbine (IL) Ltd. and the shares held by Digital Turbine USA, Inc. in Digital Turbine (EMEA) Ltd., each respectively dated June 13, 2025, have been released and de-registered and (ii) prior to the joinder of any other Foreign

LEGAL_US_E # 188864993.17 100 Subsidiary as required hereunder, the Collateral Agent shall have received evidence in form and substance satisfactory to the Collateral Agent that any Liens on the assets of such Foreign Subsidiary outstanding in connection with the Existing Credit Facility shall have been terminated. (j) Within one hundred twenty (120) days after the Effective Date, Digital Turbine (IL) Ltd. shall (i) file its Israeli tax return for the fiscal year ending December 31, 2023 with the Israel Tax Authority, and (ii) submit an application to the Israel Tax Authority for a ruling confirming its eligibility for a Preferred Technological Enterprise status under the Israeli Law for the Encouragement of Capital Investments. Digital Turbine (IL) Ltd. shall provide the Collateral Agent with written evidence of such filings and submission promptly upon completion. (k) Each Lender that has requested a Warrant to be issued after the Effective Date in accordance with the Fee Letter shall have received on or before September 15, 2025 the Warrants to be issued to it pursuant to the Fee Letter, each in substantially the same form as the Warrants issued on the Effective Date, and duly executed by the Persons party thereto. ARTICLE VI REPRESENTATIONS AND WARRANTIES Section 6.01. Representations and Warranties. Each Loan Party hereby represents and warrants to the Secured Parties as follows: (a) Organization, Good Standing, Etc. Each Loan Party (i) is a corporation, limited liability company or limited partnership duly organized, validly existing and in good standing under the laws of the state or jurisdiction of its organization and neither of the Israeli Loan Parties has been declared, nor has it been warned that it may be declared a “breaching company” (“hevrah meferah”) by the Israeli Companies Registrar, as such term is defined in the Israeli Companies Law, (ii) has all requisite power and authority to own its property and assets and conduct its business as now conducted and as presently contemplated and, in the case of the Borrowers, to make the borrowings hereunder, and to execute and deliver each Loan Document to which it is a party, and to consummate the transactions contemplated thereby, and (iii) is duly qualified to do business and is in good standing in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary, except (solely for the purposes of this subclause (iii)) where the failure to be so qualified and in good standing could not reasonably be expected to have a Material Adverse Effect. (b) Authorization, Etc. The execution, delivery and performance by each Loan Party of each Loan Document to which it is or will be a party, (i) have been duly authorized by all necessary action, (ii) do not and will not contravene (A) any of its Governing Documents, (B) any applicable material Requirements of Law or (C) any material Contractual Obligation binding on or otherwise affecting it or any of its properties, (iii) do not and will not result in or require the creation of any Lien (other than pursuant to any Loan Document) upon or with respect to any of its properties, and (iv) do not and will not result in any default, noncompliance, suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to its operations or any of its properties, except, in the case of clauses (ii)(B), (ii)(C) and this clause (iv), to the extent where such contravention, default, noncompliance, suspension,

LEGAL_US_E # 188864993.17 101 revocation, impairment, forfeiture or nonrenewal could not reasonably be expected to have a Material Adverse Effect. (c) Governmental Approvals. No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority is required in connection with the due execution, delivery and performance by any Loan Party of any Loan Document to which it is or will be a party including but not limited to, consent of the Israel Innovation Authority, other than (w) public company filings required with the Securities and Exchange Commission following the entry into material contracts, (x) those that have been provided or obtained on or prior to the Effective Date, (y) filings and recordings with respect to Collateral to be made, or otherwise delivered to the Collateral Agent for filing or recordation, on the Effective Date and (z) any authorization or approvals that have been obtained or made and are in full force and effect. (d) Enforceability of Loan Documents. This Agreement is, and each other Loan Document to which any Loan Party is or will be a party, when delivered hereunder, will be, a legal, valid and binding obligation of such Person, enforceable against such Person in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity. The foregoing does not derogate from the requirement to register the Israeli Security Documents and other foreign Collateral Documents to which the Israeli Loan Parties are parties, with the Israeli Companies Registrar and Israeli Pledges Registrar, as applicable, in order to make them enforceable vis-à-vis third parties. (e) Capitalization. On the Effective Date, after giving effect to the transactions contemplated hereby to occur on the Effective Date, the authorized Equity Interests of each of Parent’s Subsidiaries and the issued and outstanding Equity Interests of each of Parent’s Subsidiaries are as set forth on Schedule 6.01(e). All of the issued and outstanding shares of Equity Interests of the Parent and each of its Subsidiaries have been validly issued and, to the extent applicable, are fully paid and nonassessable, and the holders thereof are not entitled to any preemptive, first refusal or other similar rights. All Equity Interests of such Subsidiaries of the Parent are owned, directly or indirectly, by the Parent free and clear of all Liens (other than Permitted Specified Liens). Except as described on Schedule 6.01(e), there are no outstanding debt or equity securities of the Parent or any of its Subsidiaries and no outstanding obligations of the Parent or any of its Subsidiaries convertible into or exchangeable for, or warrants, options or other rights (other than stock options granted to employees or directors and directors’ qualifying shares or similar nominal shares to the extent required under applicable Requirements of Law) for the purchase or acquisition from the Parent or any of its Subsidiaries, or other obligations of the Parent or any of its Subsidiaries to issue, directly or indirectly, any shares of Equity Interests of the Parent or any of its Subsidiaries. (f) Litigation. Except as set forth in Schedule 6.01(f), there is no pending or, to the best knowledge of any Loan Party, threatened in writing action, suit or proceeding affecting any Loan Party or any of its properties before any court or other Governmental Authority or any arbitrator that (i) if adversely determined, could reasonably be expected to have a Material Adverse Effect or (ii) relates to this Agreement or any other Loan Document or any transaction contemplated hereby or thereby.

LEGAL_US_E # 188864993.17 102 (g) Financial Statements. (i) The Financial Statements, copies of which have been delivered to each Agent and each Lender, fairly present in all material respects the consolidated financial condition of the Parent and its Subsidiaries as at the respective dates thereof and the consolidated results of operations of the Parent and its Subsidiaries for the fiscal periods ended on such respective dates, all in accordance with GAAP (subject in the case of unaudited financial statements to the absence of footnotes and to year-end audit adjustments). All material indebtedness and other liabilities (including, without limitation, Indebtedness, liabilities for taxes, long-term leases and other unusual forward or long-term commitments), direct or contingent, of the Parent and its Subsidiaries with respect to the periods covered by the Financial Statements are set forth in the Financial Statements to the extent required in accordance with GAAP (subject in the case of unaudited financial statements to the absence of footnotes and to year-end adjustments). Since March 31, 2025, no event or development has occurred that has had or could reasonably be expected to have a Material Adverse Effect. (ii) The Parent has heretofore furnished to each Agent and each Lender (A) projected quarterly balance sheets, income statements and statements of cash flows of the Parent and its Subsidiaries for the period from June 30, 2025 through March 31, 2026, and (B) projected annual balance sheets, income statements and statements of cash flows of the Parent and its Subsidiaries for the Fiscal Years ending in March 31, 2025 through March 31, 2028, which projected financial statements shall be updated from time to time pursuant to Section 7.01(a)(vii). (h) Compliance with Law, Etc. No Loan Party or any of its Subsidiaries is in violation of (i) any of its Governing Documents, (ii) any material Requirements of Law, except where the failure to so comply could not reasonably be expected to have a Material Adverse Effect or (iii) any term of any material Contractual Obligation (including, without limitation, any Material Contract) binding on or otherwise affecting it or any of its properties, except where the failure to so comply could not reasonably be expected to have a Material Adverse Effect, and no default or event of default has occurred and is continuing thereunder. (i) ERISA. Except as set forth on Schedule 6.01(i) hereto, (i) each Employee Plan (and each related trust, insurance contract or fund, if any) is in compliance with all Requirements of Law in all material respects, (ii) no ERISA Event that could reasonably be expected to result in a Material Adverse Effect has occurred or is reasonably expected to occur, (iii) the most recent annual report (Form 5500 Series) with respect to each Employee Plan, including, for purposes of any Pension Plan, any required Schedule B (Actuarial Information) thereto, copies of which have been filed with the Internal Revenue Service, is complete and correct in all material respects and, for purposes of any Pension Plan, fairly presents the funding status of such Pension Plan, and since the date of such report, there has been no material adverse change in such funding status, (iv) copies of each agreement entered into with the PBGC, the U.S. Department of Labor or the Internal Revenue Service with respect to any Employee Plan have been delivered to the Agents, and (v) each Employee Plan that is intended to be a qualified plan under Section 401(a) of the Internal Revenue Code has been determined by the Internal Revenue Service to be qualified under Section 401(a) of the Internal Revenue Code and the trust related thereto is exempt from federal income tax under Section 501(a) of the Internal Revenue Code, and has received a favorable determination, advisory or opinion letter from the Internal Revenue

LEGAL_US_E # 188864993.17 103 Service regarding its qualification thereunder, and no event has occurred that could reasonably be expected to result in the disqualification of any such Employee Plan or related trust. No Loan Party or any of its ERISA Affiliates has incurred any liability to the PBGC which remains outstanding other than the payment of premiums, and there are no premium payments which have become due which are unpaid. There are no pending or, to the best knowledge of any Loan Party, threatened claims, actions, proceedings or lawsuits (other than claims for benefits in the normal course) asserted or instituted against (A) any Employee Plan or its assets, (B) any fiduciary with respect to any Employee Plan, or (C) any Loan Party or any of its ERISA Affiliates with respect to any Employee Plan. Except as required by Section 4980B of the Internal Revenue Code or similar state law, no Loan Party or any of its ERISA Affiliates maintains an employee welfare benefit plan (as defined in Section 3(1) of ERISA) that provides health benefits (through the purchase of insurance or otherwise) for any retired or former employee of any Loan Party or any of its ERISA Affiliates or otherwise has any obligation to provide any such benefits for any current employee after such employee’s termination of employment. Each arrangement pursuant to which a Loan Party has an obligation to pay or accrue nonqualified deferred compensation (within the meaning of Section 409A of the Internal Revenue Code) has been administered in all material respects in accordance with plan documents that satisfy the requirements of Section 409A of the Internal Revenue Code. (j) Taxes, Etc. Except where the failure to so comply could not reasonably be expected to have a Material Adverse Effect, (i) all U.S. federal income and other material state and local and foreign Tax returns and other reports required by applicable Requirements of Law to be filed by any Loan Party have been timely filed (taking into account any valid extensions) and (ii) all Taxes imposed upon any Loan Party or any property of any Loan Party which have become due and payable on or prior to the date hereof have been paid, except (A) unpaid Taxes in an aggregate amount at any one time not in excess of $1,000,000, and (B) Taxes contested in good faith by proper proceedings which stay the imposition of any Lien resulting from the non-payment thereof and with respect to which adequate reserves have been set aside for the payment thereof on the Financial Statements in accordance with GAAP. (k) Regulations T, U and X. No Loan Party is or will be engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation T, U or X), and no proceeds of any Loan will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock or for any purpose that violates, or is inconsistent with, the provisions of Regulation T, U and X. (l) Nature of Business. No Loan Party is engaged in any material line of business other than as set forth on Schedule 6.01(l) and any other lines of business that are reasonably similar, corollary, ancillary, incidental, synergistic, related, complementary or incidental thereto or a reasonable extension, development or expansion thereof, in each case, as determined by the Administrative Borrower in good faith. (m) Adverse Agreements, Etc. No Loan Party or any of its Subsidiaries is a party to any Contractual Obligation or subject to any restriction or limitation in any Governing Document or any judgment, order, regulation, ruling or other requirement of a court or other Governmental Authority, which (either individually or in the aggregate) has, or in the future could reasonably be expected (either individually or in the aggregate) to have, a Material Adverse Effect.

LEGAL_US_E # 188864993.17 104 (n) Permits, Etc. Each Loan Party has, and is in compliance with, all permits, licenses, authorizations, approvals, entitlements and accreditations, including Environmental Permits, required for such Person lawfully to own, lease, manage or operate, or to acquire, each business and Facility currently owned, leased, managed or operated, or to be acquired, by such Person, except to the extent the failure to have or be in compliance therewith could not reasonably be expected to have a Material Adverse Effect. No condition exists or event has occurred which, in itself or with the giving of notice or lapse of time or both, would result in the suspension, revocation, impairment, forfeiture or non-renewal of any such permit, license, authorization, approval, entitlement or accreditation, including any such Environmental Permit, and there is no claim that any of the foregoing is not in full force and effect, except where such suspension, revocation, impairment, forfeiture or non-renewal could not reasonably be expected to have a Material Adverse Effect. (o) Properties. (i) Each Loan Party has good and marketable title to, valid leasehold interests in, or valid licenses to use, all property and assets material to its business, free and clear of all Liens, except Permitted Liens. To the knowledge of each Loan Party, all such properties and assets are in good working order and condition, ordinary wear and tear, casualty and condemnation excepted and (ii) as of the Effective Date, Schedule 1.01(B) sets forth the address of each real estate asset (or each set of such assets that collectively comprise one operating property) that is owned in fee simple by any Loan Party. (p) Employee and Labor Matters. Except as set forth on Schedule 6.01(p), (i) each Loan Party and its Subsidiaries is in compliance with all Requirements of Law in all material respects pertaining to employment and employment practices, terms and conditions of employment, wages and hours, and occupational safety and health, (ii) no Loan Party or any Subsidiary is party to any collective bargaining agreement, nor has any labor union been recognized as the representative of the employees of any Loan Party of Subsidiary, (iii) there is no unfair labor practice complaint pending or, to the best knowledge of any Loan Party, threatened against any Loan Party or any Subsidiary before any Governmental Authority that, in each case, has resulted, or could reasonably be expected to result, in a material liability to the Loan Party or Subsidiary and no grievance or arbitration proceeding pending or threatened against any Loan Party or any Subsidiary which arises out of or under any collective bargaining agreement, (iv) there has been no strike, work stoppage, slowdown, lockout, or other labor dispute pending or threatened against any Loan Party or any Subsidiary that, in each case, has resulted, or could reasonably be expected to result, in a material liability to the Loan Party or Subsidiary, and (v) to the best knowledge of each Loan Party, no labor organization or group of employees has made a pending demand for recognition or certification, and there are no representation or certification proceedings or petitions seeking a representation proceeding presently pending or threatened to be brought or filed, with the National Labor Relations Board or any other labor relations tribunal or authority. No Loan Party or Subsidiary has incurred any material liability or obligation under the Worker Adjustment and Retraining Notification Act of 1988, as amended, or any similar Requirements of Law (“WARN”), which remains unpaid or unsatisfied. All payments due from any Loan Party or Subsidiary on account of wages and employee health and welfare insurance and other benefits have been paid or accrued as a liability on the books of such Loan Party or Subsidiary.

LEGAL_US_E # 188864993.17 105 (q) Environmental Matters. Except as set forth on Schedule 6.01(q) hereto, and in the case of clauses (i) through (v), except as could not reasonably be expected to have a Material Adverse Effect, (i) no Loan Party or any of its Subsidiaries is in violation of any Environmental Law that could reasonably be expected to have a Material Adverse Effect, (ii) each Loan Party and each of its Subsidiaries has, and is in compliance with, all Environmental Permits required for its respective operations and businesses, except to the extent any failure to have or be in compliance therewith could not reasonably be expected to have a Material Adverse Effect; (iii) to the best knowledge of any Loan Party, there has been no Release or threatened Release of Hazardous Materials on, in, at, under or from any properties currently or, to the knowledge of any Loan Party, formerly owned, leased or operated by any Loan Party, its Subsidiaries or a respective predecessor in interest or at any disposal or treatment facility which received Hazardous Materials generated by any Loan Party, its Subsidiaries or any respective predecessor in interest, which in any case of the foregoing could reasonably be expected to have a Material Adverse Effect; (iv) there are no pending or, to the best knowledge of any Loan Party, threatened Environmental Claims against, or Environmental Liability of, any Loan Party, its Subsidiaries or any respective predecessor in interest that could reasonably be expected to have a Material Adverse Effect; (v) neither any Loan Party nor any of its Subsidiaries is performing or responsible for any Remedial Action that could reasonably be expected to have a Material Adverse Effect; and (vi) the Loan Parties have made available to the Collateral Agent and Lenders true and complete copies of all material environmental reports, audits and investigations in the possession or control of any Loan Party or any of its Subsidiaries with respect to the operations and business of the Loan Parties and its Subsidiaries. (r) Insurance. Each Loan Party maintains all insurance required by Section 7.01(h). Schedule 6.01(r) sets forth a list of all such insurance maintained by or for the benefit of each Loan Party on the Effective Date. (s) Use of Proceeds. The proceeds of the Term Loans shall be used (a) to refinance the Existing Credit Facility and other existing indebtedness of the Borrowers, (b) for general corporate purposes and (c) to pay fees and expenses in connection with the transactions contemplated hereby. (t) Solvency. After giving effect to the transactions contemplated by this Agreement and before and after giving effect to each Loan, the Loan Parties on a consolidated basis are Solvent. No transfer of property is being made by any Loan Party and no obligation is being incurred by any Loan Party in connection with the transactions contemplated by this Agreement or the other Loan Documents with the intent to hinder, delay, or defraud either present or future creditors of such Loan Party. (u) Intellectual Property. Except as set forth on Schedule 6.01(u), each Loan Party owns or licenses or otherwise has the right to use all Intellectual Property rights that are necessary for the operation of its business, without infringement upon or violation of the Intellectual Property rights of any other Person with respect thereto, except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Set forth on Schedule 6.01(u) is a complete and accurate list as of the Effective Date of each item of Registered Intellectual Property owned by each Loan Party. No trademark or other advertising device, product, process, method, substance, part or other material now employed by any Loan

LEGAL_US_E # 188864993.17 106 Party infringes upon or violates any Intellectual Property rights owned by any other Person, and no claim or litigation regarding any of the foregoing is pending or threatened in writing, except, in each case, for such infringements and conflicts which could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. (v) Material Contracts. Set forth on Schedule 6.01(v) is a complete and accurate list as of the Effective Date of all Material Contracts of each Loan Party, showing the parties and amendments and modifications thereto. Each such Material Contract (i) is in full force and effect and is binding upon and enforceable against each Loan Party that is a party thereto and, to the best knowledge of such Loan Party, all other parties thereto in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity, (ii) has not been otherwise amended or modified, and (iii) is not in default due to the action of any Loan Party or, to the best knowledge of any Loan Party, any other party thereto, except where such default could not reasonably be expected to have a Material Adverse Effect. (w) Investment Company Act. None of the Loan Parties is (i) an “investment company” or an “affiliated person” or “promoter” of, or “principal underwriter” of or for, an “investment company”, as such terms are defined in the Investment Company Act of 1940, as amended, or (ii) subject to regulation under any Requirement of Law that limits in any respect its ability to incur Indebtedness or which may otherwise render all or a portion of the Obligations unenforceable. (x) Customers and Suppliers. Except as could not reasonably be expected to have a Material Adverse Effect, there exists no actual or threatened in writing termination, cancellation or limitation of, or modification to or change in, the business relationship between (i) any Loan Party, on the one hand, and any customer or any group thereof, on the other hand, whose agreements with any Loan Party are individually or in the aggregate material to the business or operations of such Loan Party, or (ii) any Loan Party, on the one hand, and any supplier or any group thereof, on the other hand, whose agreements with any Loan Party are individually or in the aggregate material to the business or operations of such Loan Party; and there exists no present state of facts or circumstances that could give rise to or result in any such termination, cancellation, limitation, modification or change. (y) [Reserved]. (z) [Reserved]. (aa) [Reserved]. (bb) Anti-Money Laundering Laws and Sanctions. (i) None of any Loan Party, any Subsidiary thereof, or any of their respective directors, officers, or employees, or to the knowledge of any Loan Party, any of their respective agents or Affiliates is a Sanctioned Person.

LEGAL_US_E # 188864993.17 107 (ii) Each Loan Party and its Subsidiaries has implemented and maintains in effect policies and procedures reasonably designed to ensure compliance by each Loan Party and its Subsidiaries and their respective directors, officers, employees, and agents with all applicable Anti-Money Laundering Laws and Sanctions. (iii) Each Loan Party, each Subsidiary thereof, and each of their respective directors and officers, and to the knowledge of any Loan Party, their respective employees, agents, and Affiliates are, and (i) have since April 24, 2019 (or, if later with respect to any Subsidiary, the date such Subsidiary was formed or acquired) been, in compliance with all applicable Sanctions and (ii) have in the last five (5) years (or, if a shorter period with respect to any Subsidiary, since the date such Subsidiary was formed or acquired) been, in compliance with all applicable Anti-Money Laundering Laws in all material respects. Notwithstanding the foregoing, with respect to Loan Parties and Subsidiaries that were not Subsidiaries of the Parent as of such dates, this clause (iii) shall be qualified by “to the knowledge of any Loan Party” for all periods prior to such Loan Party or Subsidiary becoming a Subsidiary of the Parent). (iv) Since April 24, 2019 (or, if later with respect to any Subsidiary, the date such Subsidiary was formed or acquired), the Loan Parties and their Subsidiaries have not received notice of any action, suit, proceeding, or investigation from any Governmental Authority that enforces Sanctions, and to the knowledge of the Loan Parties and their Subsidiaries, no such action, suit, proceeding, or investigation is pending or threatened. In the last five (5) years (or, if a shorter period with respect to any Subsidiary, since the date such Subsidiary was formed or acquired), the Loan Parties and their Subsidiaries have not received notice of any action, suit, proceeding, or investigation from any Governmental Authority that enforces Anti-Money Laundering Laws, and to the knowledge of the Loan Parties and their Subsidiaries, no such action, suit, proceeding, or investigation is pending or threatened. Notwithstanding the foregoing, with respect to Loan Parties and Subsidiaries that were not Subsidiaries of the Parent as of such dates, this clause (iv) shall be qualified by “to the knowledge of any Loan Party” for all periods prior to such Loan Party or Subsidiary becoming a Subsidiary of the Parent). (v) The representation in paragraph (i) above shall be given by and apply to any Loan Party and any Subsidiary thereof only to the extent that giving, complying with or receiving the benefit of (as applicable) such representation does not result in any violation of (i) Council Regulation (EC) No 2271/96, (ii) section 7 of the German Foreign Trade Regulation (Außenwirtschaftsverordnung) or any similar anti-boycott statute, law or regulation (together, the "Anti-Boycott Regulations"). (vi) In relation to each Lender that notifies the Administrative Agent to this effect, the representation in paragraph (i) shall only apply for the benefit of that Lender to the extent that it would not result in any violation of, conflict with or liability under any Anti-Boycott Regulations. (cc) Anti-Corruption Laws. (i) Neither any Loan Party nor, to the best knowledge of any Loan Party, any director, officer, employee, or any other Person acting on behalf of any Loan Party, has offered, promised, paid, given or authorized the payment or giving of any money or other thing of

LEGAL_US_E # 188864993.17 108 value, directly or indirectly, to or for the benefit of any Person, including without limitation, any employee, official or other Person acting on behalf of any Governmental Authority, or otherwise engaged in any activity that may violate any Anti-Corruption Law in any material respects. (ii) Neither any Loan Party nor, to the best knowledge of any Loan Party, any director, officer, employee, or any other Person acting on behalf of any Loan Party, has engaged in any activity that would breach any Anti-Corruption Laws in any material respects. (iii) To the best of each Loan Party’s knowledge and belief, there is no, and since April 24, 2019 (or, if later with respect to any Subsidiary, the date such Subsidiary was formed or acquired) have been no, pending or, to the best knowledge of any Loan Party, threatened action, suit, proceeding or investigation before any court or other Governmental Authority against any Loan Party or any of its directors, officers, employees or other Person acting on its behalf that relates to a potential violation of any Anti-Corruption Laws. (iv) Each Loan Party and its Subsidiaries has implemented and maintains in effect policies and procedures reasonably designed to ensure compliance by each Loan Party and its Subsidiaries and their respective directors, officers, employees, and agents with all applicable Anti-Corruption Laws. (v) Each Loan Party, each Subsidiary thereof, and each of their respective directors and officers, and to the knowledge of any Loan Party, their respective employees, agents, and Affiliates are, and have in the last five (5) years (or, if a shorter period with respect to any Subsidiary, since the date such Subsidiary was formed or acquired) been, in compliance with all applicable Anti-Corruption Laws. (dd) [Reserved]. (ee) [Reserved]. (ff) Proceedings to Enforce Agreement. In any proceeding to enforce any Loan Document governed by New York law, the choice of New York law as the governing law of such Loan Document will be recognized and applied, the irrevocable submission of it to the jurisdiction of the courts of the State of New York or of the United States of America for the Southern District of New York will be valid, legal, binding and enforceable, and any judgment obtained in such a court will be recognized and enforceable without reconsideration as to the merits of such judgment. (gg) Pari Passu. The obligations of each Loan Party under this Agreement and the other Loan Documents to which it is a party rank and will rank at least pari passu in priority of payment and in all other respects with all its other present and future unsecured and unsubordinated Indebtedness of such Loan Party. (hh) Exchange Controls. Each Loan Party has the ability to lawfully pay solely and exclusively in Dollars the total amount which is, or may become, payable by it to the Lender under the Loan Documents. (ii) Technology Security Systems.

LEGAL_US_E # 188864993.17 109 (i) Each Loan Party and each of its Subsidiaries has implemented and maintains adequate administrative, physical, and technical security measures and procedures to protect the confidentiality, integrity, and security of (A) its computers, computer systems, servers, hardware, software, websites, databases, networks, and all other information technology equipment and systems, including any hosted locations and other outsourced systems and processes (all of the foregoing in this clause (A), “Loan Party Systems”) and (B) all individually identifiable information, including protected health information and other sensitive and confidential information, accessed, collected, used, processed, stored, transferred or disclosed by or on behalf of any Loan Party or any Subsidiary of any Loan Party (all such data and information referred to in this clause (B), “Loan Party Data”), in all cases including from theft, destruction, corruption, loss or unauthorized use, access, interruption, deletion, alteration or modification by any Person. All Loan Party Systems are operational and have adequate backups and disaster recovery arrangements that are at least reasonable and at least consistent with, as protective as, and no less rigorous than, industry standards for companies and businesses of similar size in similar industries. Without limiting the generality of the foregoing, each Loan Party and each of its Subsidiaries (x) maintains applicable equipment and software in physically secure premises, (y) utilizes industry-accepted virus and intrusion checking software and firewalls, and (z) limits access to Loan Party Data to only those employees and agents who need such access for the conduct of the business of the Loan Parties and their Subsidiaries. (ii) No Loan Party or any Subsidiary of any Loan Party has experienced any (A) material security incidents, data breaches, intrusions or unauthorized access, use or compromise of any of the Loan Party Systems, (B) material unauthorized collection, access, use, processing, loss, compromise, interruption, deletion, modification or disclosure of any Loan Party Data or trade secrets of any Loan Party or any Subsidiary of any Loan Party or (C) material cyber, social engineering, spoofing, phishing, ransom, viral or other attack, theft or intrusion that that has allowed an unauthorized Person to access, copy, encrypt or otherwise use any Loan Party Data (all of the foregoing clauses (A), (B) and (C), “Security Breaches”). Each Loan Party and each of its Subsidiaries is in material compliance with all Requirements of Laws regarding the privacy or security of all Loan Party Data. No Loan Party or any Subsidiary of any Loan Party has received or is aware of any notice, allegation, complaint or other communication, and to the knowledge of the Loan Parties there is no pending investigation by any Governmental Authority or other Person regarding any actual or possible violation of any Requirements of Laws regarding the privacy or security of any Loan Party Data. (jj) Full Disclosure. (i) Each Loan Party has disclosed to the Agents all agreements, instruments and corporate or other restrictions to which it is subject, and all other matters known to it, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect. None of the reports, financial statements, certificates or other written information furnished by or on behalf of any Loan Party to the Agents (other than forward-looking information and projections and information of a general economic nature and general information about Borrowers’ industry) in connection with the negotiation of this Agreement or delivered hereunder (as modified or supplemented by other information so furnished) contains any material misstatement of fact or, when taken together, omits to state any material fact necessary to make

LEGAL_US_E # 188864993.17 110 the statements therein, when taken as a whole, in the light of the circumstances under which it was made, not misleading in any material respect. (ii) Projections have been prepared on a reasonable basis and in good faith based on assumptions, estimates, methods and tests that are believed by the Loan Parties to be reasonable at the time such Projections were prepared and information believed by the Loan Parties to have been accurate based upon the information available to the Loan Parties at the time such Projections were furnished to the Lenders, and Parent is not be aware of any facts or information that would lead it to believe that such Projections are incorrect or misleading in any material respect; it being understood that (A) Projections are by their nature subject to significant uncertainties and contingencies, many of which are beyond the Loan Parties’ control, (B) actual results may differ materially from the Projections and such variations may be material and (C) the Projections are not a guarantee of performance. (kk) Historic Israeli Share Pledge. As of the Effective Date, all indebtedness to which the Historic Israeli Share Pledge relates has been repaid in full or otherwise no longer constitutes an obligation of the Parent or any of its Subsidiaries. (ll) Works Council. The Administrative Agent shall have received from a Dutch Loan Party (if any) a confirmation by an authorized signatory of that Dutch Loan Party that there is no works council with jurisdiction over the transactions as envisaged by any Loan Document to which it is a party and that there is no obligation for that Dutch Loan Party to establish a works council pursuant to the Works Council Act (Wet op de Ondernemingsraden), or, if a works council is established, a confirmation that all consultation obligations in respect of such works council have been complied with and that positive unconditional advice has been obtained, attaching a copy of such advice and a copy of the request for such advice. (mm) Centre of Main Interest and Establishments. For the purposes of the Insolvency Regulation, the centre of main interest (as that term is used in Article 3(1) of the Insolvency Regulation) for each Dutch Loan Party is in the Netherlands and it has no “establishment” (as that term is used in Article 2(10) of the Insolvency Regulation) in any other jurisdiction. (nn) Tax Residency. Fyber B.V. is resident for tax purposes in the Federal Republic of Germany. (oo) Dutch Fiscal Unity. A fiscal unity (fiscale eenheid) for Dutch corporate income tax and Dutch value added tax purposes, if any, consists of Dutch Loan Parties only. ARTICLE VII COVENANTS OF THE LOAN PARTIES AND OTHER COLLATERAL MATTERS Section 7.01. Affirmative Covenants. So long as any principal of or interest on any Loan or any other Obligation (whether or not due) shall remain unpaid (other than Contingent Indemnity Obligations) or any Lender shall have any Commitment hereunder, each Loan Party will, unless the Required Lenders shall otherwise consent in writing:

LEGAL_US_E # 188864993.17 111 (a) Reporting Requirements. Furnish to each Agent for delivery to each Lender: (i) as soon as available, and in any event (1) with respect to the fiscal month of Parent and its Subsidiaries ending July 31, 2025, no later than September 14, 2025 and (2) within 30 days after the end of each fiscal month of the Parent and its Subsidiaries commencing with the first fiscal month of the Parent and its Subsidiaries ending after the Effective Date (without regard as to whether any such month is a full or partial fiscal month), (x) internally prepared consolidated balance sheets, statements of operations and retained earnings and commencing with the fiscal month of Parent and its Subsidiaries ending October 31, 2025, statements of cash flows as at the end of such fiscal month, and for the period commencing at the end of the immediately preceding Fiscal Year and ending with the end of such fiscal month, setting forth in each case in comparative form the figures for the corresponding date or period set forth in (A) the financial statements for the immediately preceding Fiscal Year, and (B) the Projections, all in reasonable detail and certified by an Authorized Officer of the Parent as fairly presenting, in all material respects, the financial position of the Parent and its Subsidiaries as at the end of such fiscal month and the results of operations, retained earnings and cash flows of the Parent and its Subsidiaries for such fiscal month and for such year-to-date period, in accordance with GAAP applied in a manner consistent with that of the most recent audited financial statements furnished to the Agents and the Lenders, subject to the absence of footnotes and normal year-end adjustments and (y) a report of key performance indicators by category during such fiscal month for the business of the Parent and its Subsidiaries and any additional financial information as may be reasonably requested by the Administrative Agent; (ii) as soon as available and in any event within 45 days after the end of each fiscal quarter of the Parent and its Subsidiaries commencing with the first fiscal quarter of the Parent and its Subsidiaries ending after the Effective Date, consolidated balance sheets, statements of operations and retained earnings and statements of cash flows of the Parent and its Subsidiaries as at the end of such quarter, and for the period commencing at the end of the immediately preceding Fiscal Year and ending with the end of such quarter, setting forth in each case in comparative form the figures for the corresponding date or period set forth in (A) the financial statements for the immediately preceding Fiscal Year and (B) the Projections, all in reasonable detail and certified by an Authorized Officer of the Parent as fairly presenting, in all material respects, the financial position of the Parent and its Subsidiaries as of the end of such quarter and the results of operations and cash flows of the Parent and its Subsidiaries for such quarter and for such year-to-date period, in accordance with GAAP applied in a manner consistent with that of the most recent audited financial statements of the Parent and its Subsidiaries furnished to the Agents and the Lenders, subject to the absence of footnotes and normal year-end adjustments; (iii) as soon as available, and in any event within 90 days after the end of each Fiscal Year of the Parent and its Subsidiaries, consolidated balance sheets, statements of operations and retained earnings and statements of cash flows of the Parent and its Subsidiaries as at the end of such Fiscal Year, setting forth in each case in comparative form the figures for the corresponding date or period set forth in (A) the financial statements for the immediately preceding Fiscal Year, and (B) the Projections, all in reasonable detail and prepared in accordance with GAAP, and accompanied by a report and an opinion, prepared in accordance with generally

LEGAL_US_E # 188864993.17 112 accepted auditing standards, of independent certified public accountants of nationally recognized standing selected by the Parent and satisfactory to the Agents (which report and opinion shall not include (1) any qualification, exception or explanatory paragraph expressing substantial doubt about the ability of the Parent or any of its Subsidiaries to continue as a going concern or any qualification or exception as to the scope of such audit, or (2) any qualification which relates to the treatment or classification of any item and which, as a condition to the removal of such qualification, would require an adjustment to such item, the effect of which would be to cause any noncompliance with the provisions of Section 7.03), in each case, other than resulting from an upcoming maturity date with respect to the Obligations, together with a written statement of such accountants (x) to the effect that, in making the examination necessary for their certification of such financial statements, they have not obtained any knowledge of the existence of an Event of Default or a Default under Section 7.03, (y) if such accountants shall have obtained any knowledge of the existence of an Event of Default or such Default, describing the nature thereof and (z) certifying that such consolidated financial statements fairly present, in all material respects, the consolidated financial position of the Parent and its Subsidiaries as at the dates indicated and its income and cash flows for the periods indicated in conformity with GAAP; (iv) simultaneously with the delivery of the financial statements of the Parent and its Subsidiaries required by clauses (i), (ii) and (iii) of this Section 7.01(a), a Compliance Certificate: (A) (x) stating that such Authorized Officer has reviewed the provisions of this Agreement and the other Loan Documents and has made or caused to be made under his or her supervision a review of the condition and operations of the Parent and its Subsidiaries during the period covered by such financial statements with a view to determining whether the Parent and its Subsidiaries were in compliance with all of the provisions of this Agreement and such Loan Documents at the times such compliance is required hereby and thereby, and that such review has not disclosed, and such Authorized Officer has no knowledge of, the occurrence and continuance during such period of an Event of Default or Default or, if an Event of Default or Default had occurred and continued or is continuing, describing the nature and period of existence thereof and the action which the Parent and its Subsidiaries propose to take or have taken with respect thereto and (y), identifying each Subsidiary of the Parent as a Loan Party or an Excluded Subsidiary or confirming that there is no change in such information since the later of the Effective Date and the date of the last such list; (B) in the case of the delivery of the financial statements of the Parent and its Subsidiaries required by clauses (ii) and (iii) of this Section 7.01(a), (1) attaching a schedule showing the calculation of the financial covenants specified in Section 7.03 and the calculation of the Leverage Ratio for the applicable period for purposes of determining the Applicable Margin in accordance with the terms of the definition thereof, (2) including a discussion and analysis of the financial condition and results of operations of the Parent and its Subsidiaries for the portion of the Fiscal Year then elapsed and discussing the reasons for any significant variations from the Projections for such period and the figures for the corresponding period in the previous Fiscal Year, and (3) setting forth a calculation of any actual unpaid Tax liability of the Parent and its Subsidiaries, and

LEGAL_US_E # 188864993.17 113 (C) in the case of the delivery of the financial statements of the Parent and its Subsidiaries required by clause (iii) of this Section 7.01(a), attaching (1) a summary of all material insurance coverage maintained as of the date thereof by any Loan Party or any of its Subsidiaries and evidence that such insurance coverage meets the requirements set forth in Section 7.01, each applicable Collateral Document, together with such other related documents and information as the Administrative Agent may reasonably require, (2) the calculation of the Excess Cash Flow in accordance with the terms of Section 2.05(c)(i) and (3) confirmation that there have been no changes to the information contained in the Perfection Certificate delivered on the Effective Date or the date of the most recently updated Perfection Certificate delivered pursuant to this clause (iv) and/or attaching an updated Perfection Certificate identifying any such changes to the information contained therein; (v) [reserved]; (vi) [reserved]; (vii) as soon as available (and in any event not later than 60 days after the end of each Fiscal Year), a certificate of an Authorized Officer of the Parent (A) attaching Projections for the Parent and its Subsidiaries, supplementing and superseding the Projections previously required to be delivered pursuant to this Agreement, prepared on a monthly basis and otherwise in form and substance reasonably satisfactory to the Agents, for the immediately succeeding Fiscal Year for the Parent and its Subsidiaries and (B) certifying that the representations and warranties set forth in Section 6.01(jj)(ii) are true and correct in all material respects with respect to the Projections; (viii) promptly after submission to any Governmental Authority, to the extent permitted by applicable law, all documents and information furnished to such Governmental Authority in connection with any investigation of any Loan Party other than routine inquiries by such Governmental Authority; (ix) as soon as possible, and in any event within 3 days after the occurrence of an Event of Default or Default or the occurrence of any event or development that could reasonably be expected to have a Material Adverse Effect, the written statement of an Authorized Officer of the Administrative Borrower setting forth the details of such Event of Default or Default or other event or development having a Material Adverse Effect and the action which the affected Loan Party proposes to take with respect thereto; (x) as soon as possible and in any event: (A) within 5 Business Days after the occurrence of any ERISA Event, notice of such ERISA Event (in reasonable detail), (B) within 5 Business Days after receipt thereof by any Loan Party or any of its ERISA Affiliates from the PBGC (in the case of an ERISA Affiliate of a Loan Party, to the extent that a Loan Party has actual knowledge of such receipt), copies of each notice received by any Loan Party or any of its ERISA Affiliates of the PBGC’s intention to terminate any Pension Plan or to have a trustee appointed to administer any Pension Plan, (C) within 5 Business Days after receipt thereof by any Loan Party or any of its ERISA Affiliates from a sponsor of a Multiemployer Plan or from the PBGC (in the case of an ERISA Affiliate of a Loan Party, to the extent that a Loan Party has actual knowledge of such receipt), a copy of each notice received by any Loan Party or any of its ERISA

LEGAL_US_E # 188864993.17 114 Affiliates concerning the imposition or amount of withdrawal liability under Section 4202 of ERISA or indicating that such Multiemployer Plan may enter reorganization status under Section 4241 of ERISA, and (D) within 5 Business Days after any Loan Party sends notice of a plant closing or mass layoff (as defined in WARN) to employees, copies of each such notice sent by such Loan Parties; (xi) promptly after the commencement thereof but in any event not later than 5 Business Days after service of process with respect thereto on, or the obtaining of knowledge thereof by, any Loan Party, notice of each action, suit or proceeding before any court or other Governmental Authority or other regulatory body or any arbitrator which, if adversely determined, could reasonably be expected to have a Material Adverse Effect; (xii) as soon as possible and in any event within 5 Business Days after execution, receipt or delivery thereof, copies of any material notices that any Loan Party executes or receives in connection with any Material Contract; (xiii) as soon as possible and in any event within 5 Business Days after execution, receipt or delivery thereof, copies of any material notices that any Loan Party executes or receives in connection with the sale or other Disposition of the Equity Interests of, or a material portion of the assets of, any Loan Party; (xiv) as soon as possible and in any event within 5 Business Days after the delivery thereof to the Parent’s or the Borrower’s Board of Directors, copies of all reports or other information so delivered; (xv) promptly after (A) the sending or filing thereof, copies of all material statements, reports and other information any Loan Party sends to any holders of its Indebtedness or its securities or files with the SEC or any national (domestic or foreign) securities exchange and (B) the receipt thereof, a copy of any material notice received from any holder of its Indebtedness; (xvi) promptly upon receipt thereof, copies of all financial reports (including, without limitation, management letters), if any, submitted to any Loan Party by its auditors in connection with any annual or interim audit of the books thereof; (xvii) promptly upon request, any certification or other evidence reasonably requested from time to time by any Lender in its sole discretion, confirming the Borrowers’ compliance with Section 7.02(r); (xviii) [reserved]; (xix) simultaneously with the delivery of the financial statements of the Parent and its Subsidiaries required by clauses (i), (ii) and (iii) of this Section 7.01(a), if, as a result of any change in accounting principles and policies from those used in the preparation of the Financial Statements that is permitted by Section 7.02(q), the consolidated financial statements of the Parent and its Subsidiaries delivered pursuant to clauses (i), (ii) and (iii) of this Section 7.01(a) will differ in any material respect from the consolidated financial statements that would have been delivered pursuant to such subdivisions had no such change in accounting principles and policies

LEGAL_US_E # 188864993.17 115 been made, then, together with the first delivery of such financial statements after such change, one or more statements of reconciliation for all such prior financial statements in form and substance reasonably satisfactory to the Agents; (xx) [reserved]; (xxi) as soon as available, and in any event within 5 Business Days after the end of each calendar week, a calculation (which may be provided by email) of the Liquidity (including Domestic Liquidity) of the Parent and its Subsidiaries as of the last day of such week, in form and substance reasonably satisfactory to the Agents; (xxii) a summary of all Security Breaches, all investigations by a Governmental Authority or other Person regarding an actual or possible material violation of any Requirements of Law regarding the privacy or security of any Loan Party Data, and all notices, allegations, complaints, and other communications relating to any of the foregoing; (xxiii) promptly upon written request, such other information concerning the condition or operations, financial or otherwise, of any Loan Party (including, without limitation, any Environmental, Social, and Corporate Governance information) as any Agent may from time to time may reasonably request; and (xxiv) promptly after the execution thereof or receipt thereof by any Loan Party, copies of any material notices, amendments, waiver, consents, forbearances and notices of default or termination delivered or received with respect to any Indebtedness (excluding Indebtedness evidence by this Agreement) having an aggregate amount outstanding in excess of $1,000,000. Notwithstanding the foregoing, the obligations in clause (a)(ii) and (a)(iii) of this Section 7.01 may be satisfied with respect to financial information of the Parent and its Subsidiaries by furnishing (x) the Parent’s Form 10-K or 10-Q, as applicable, filed with the SEC by the deadlines appliable to such filings (and in any event, in accordance with the deadlines set forth in clause (a)(ii) and (a)(iii) of this Section 7.01 and it being understood and agreed that this paragraph shall not be construed to permit any extension of the deadlines set forth in clause (a)(ii) and (a)(iii) of this Section 7.01), (y) the report and opinion of an accounting firm contemplated by clause (a)(iii) of this Section 7.01 and (z) the figures in comparative form for the corresponding date or period set forth in the Projections contemplated by clauses (a)(ii) and (a)(iii) of this Section 7.01. The Lenders and the Agents agree and acknowledge that by their receipt of the information required to be delivered under this Agreement, including Section 7.01, they could be receiving material non-public information (within the meaning of United States federal, state or other applicable securities laws). (b) Additional Borrowers, Guarantors and Collateral Security. Cause: (i) each Subsidiary (other than an Excluded Subsidiary) of any Loan Party not in existence on the Effective Date, and each Subsidiary (other than an Excluded Subsidiary) of any Loan Party which is a non-borrowing Subsidiary on the Effective Date or upon formation or acquisition but later ceases to be a non-borrowing Subsidiary, or that ceases to be an

LEGAL_US_E # 188864993.17 116 Excluded Subsidiary to execute and deliver to the Collateral Agent promptly and in any event within 3 days (or such longer period as the Collateral Agent may agree to in its reasonable discretion in writing) after the formation, acquisition or change in status thereof, (A) a Joinder Agreement, pursuant to which such Subsidiary shall be made a party to this Agreement as a Borrower or a Guarantor, (B) a supplement to the Security Agreement (in form reasonably acceptable to the Required Lenders and the Agent), together with (1) any certificates evidencing all of the Equity Interests of any Person directly owned by such Subsidiary required to be pledged under the terms of the Security Agreement (but not creating any obligation to certificate any Equity Interests), (2) undated stock powers for such certificated Equity Interests executed in blank, and (3) such customary opinions of counsel as the Collateral Agent may reasonably request, (C) to the extent required under the terms of this Agreement, one or more Mortgages creating on each Facility of such Subsidiary a perfected, first priority Lien (in terms of priority, subject only to Permitted Liens) and such other Real Property Deliverables as may be required by the Collateral Agent with respect to each such Facility, (D) [reserved] and E if the respective Subsidiary owns registrations of or applications for U.S. Patents, Trademarks and/or Copyrights that constitute Collateral, an Intellectual Property Security Agreement, (E) such other agreements, instruments, approvals or other documents reasonably requested by the Collateral Agent in order to create, perfect, establish the first priority of (subject to Permitted Liens) or otherwise protect any Lien purported to be covered by any such Security Agreement, Collateral Document or Mortgage or otherwise to effect the intent that such Subsidiary shall become bound by all of the terms, covenants and agreements contained in the Loan Documents and the Collateral Documents and that all property and assets of such Subsidiary shall become Collateral for the Obligations other than exclusions and exceptions expressly set forth in the Loan Documents; and (ii) each Loan Party directly owning the Equity Interests of any such Subsidiary to execute and deliver promptly and in any event within 3 days (or such longer period as the Collateral Agent may agree to in its reasonable discretion in writing) after the formation or acquisition of such Subsidiary or of such Subsidiary ceasing to be an Excluded Subsidiary a Pledge Amendment (as defined in the Security Agreement), together with (A) certificates evidencing all of the Equity Interests of such Subsidiary required to be pledged under the terms of the Security Agreement, (B) undated stock powers or other appropriate instruments of assignment for such Equity Interests executed in blank with signature guaranteed, (C) such customary opinions of counsel as the Collateral Agent may reasonably request and (D) such other agreements, instruments, approvals or other documents reasonably requested by the Collateral Agent. Notwithstanding the foregoing, no Excluded Subsidiary shall be required to become a Guarantor hereunder (and, as such, shall not be required to deliver the documents required by clause (i) above); provided, however, that (I) if the Equity Interests of a Foreign Subsidiary that is an Excluded Subsidiary are owned by a Loan Party, such Loan Party shall deliver all such documents, instruments, agreements (including, without limitation, at the reasonable request of the Collateral Agent, a pledge agreement governed by the laws of the jurisdiction of the organization of such Excluded Subsidiary) and certificates described in clause (ii) above to the Collateral Agent, and take all commercially reasonable actions reasonably requested by the Collateral Agent or otherwise necessary to grant and to perfect a first-priority Lien (subject to Permitted Specified Liens) in favor of the Collateral Agent, for the benefit of the Agents and the Lenders, in 65% of the voting Equity Interests of such Foreign Subsidiary and 100% of all other Equity Interests of such Foreign Subsidiary owned by such Loan Party, and (II) promptly and in any event within 20

LEGAL_US_E # 188864993.17 117 days after the effectiveness of any amendment of the Internal Revenue Code to allow for 100% of the voting Equity Interests of such Foreign Subsidiary to be pledged to the Collateral Agent without material adverse tax consequences to the Parent and its Subsidiaries, 100% of such voting Equity Interests shall be pledged pursuant to clause (ii) above. (c) Compliance with Laws; Payment of Taxes. (i) Comply, and cause each of its Subsidiaries to comply, with all Requirements of Law, judgments and awards (including any settlement of any claim that, if breached, could give rise to any of the foregoing), except to the extent the failure to so comply could not reasonably be expected to have a Material Adverse Effect. (ii) Pay, and cause each of its Subsidiaries to pay, in full before delinquency or before the expiration of any extension period, all Taxes imposed upon any Loan Party or any of its Subsidiaries or any property of any Loan Party or any of its Subsidiaries, except (i) unpaid Taxes in an aggregate amount at any one time not in excess of $1,000,000, and (ii) Taxes contested in good faith by proper proceedings which stay the imposition of any Lien resulting from the non-payment thereof and with respect to which adequate reserves have been set aside for the payment thereof in accordance with GAAP. (d) Preservation of Existence, Etc. Except as expressly permitted by Section 7.02(c), maintain and preserve, and cause each of its Subsidiaries to maintain and preserve, its existence, rights and privileges, and become or remain, and cause each of its Subsidiaries to become or remain, duly qualified and in good standing in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary, except, in each case, to the extent that the failure to be so qualified and/or in good standing could not reasonably be expected to have a Material Adverse Effect. (e) Keeping of Records and Books of Account. Keep, and cause each of its Subsidiaries to keep, adequate records and books of account, with complete entries made to permit the preparation of financial statements in accordance with GAAP. (f) Inspection Rights. Permit, and cause each of its Subsidiaries to permit, the agents, advisors and representatives of any Agent at any time and from time to time during normal business hours and upon reasonable prior notice (in any case not less than two (2) Business Days), at the expense of the Borrowers, to examine and make copies of and abstracts from its records and books of account, and make copies thereof or abstracts therefrom and to discuss its affairs, to visit and inspect its properties, to verify materials, leases, notes, accounts receivable, deposit accounts and its other assets, to conduct audits, physical counts, valuations, appraisals or examinations and to discuss its affairs, finances and accounts with any of its directors, officers, managerial employees, independent accountants or any of its other representatives; provided, that neither the Agents nor any of their representatives shall be permitted to inspect, examine, make copies of, or summarize, any information that is subject to attorney-client privilege, confidentiality obligations or is a trade secret; provided, further, that such examinations, visits, inspections and appraisals shall be conducted at the same time and limited to once per 12 month period unless an Event of Default is continuing; provided, further, that the Loan parties shall not be required to reimburse the Agents for more than one (1) such visit, audit, physical count or valuation during any calendar

LEGAL_US_E # 188864993.17 118 year unless an Event of Default has occurred and is continuing. In furtherance of the foregoing, each Loan Party hereby authorizes its independent accountants, and the independent accountants of each of its Subsidiaries, to discuss the affairs, finances and accounts of such Person (independently or together with representatives of such Person) with the agents and representatives of any Agent in accordance with this Section 7.01(f). (g) Maintenance of Properties, Etc. Maintain and preserve, and cause each of its Subsidiaries to maintain and preserve, all of its properties which are necessary or useful in the proper conduct of its business in good working order and condition, ordinary wear and tear and casualty and condemnation excepted, and comply, and cause each of its Subsidiaries to comply, at all times with the provisions of all leases to which it is a party as lessee or under which it occupies property, so as to prevent any loss or forfeiture thereof or thereunder, except to the extent the failure to so maintain and preserve or so comply could not reasonably be expected to have a Material Adverse Effect. (h) Maintenance of Insurance. Maintain, and cause each of its Subsidiaries to maintain, insurance with responsible and reputable insurance companies or associations (including, without limitation, comprehensive general liability, hazard, flood, rent, worker’s compensation and business interruption insurance) with respect to the Collateral and its other properties (including all real property leased or owned by it) and business, in such amounts and covering such risks as is (i) carried generally in accordance with sound business practice by companies in similar businesses similarly situated, (ii) required by any Requirements of Law, (iii) required by any Material Contract and (iv) in any event in amount, adequacy and scope reasonably satisfactory to the Collateral Agent. All policies covering the Collateral are to be made payable to the Collateral Agent for the benefit of the Agents and the Lenders, as their interests may appear, in case of loss, under a standard non contributory “lender” or “secured party” clause and are to contain such other provisions as the Collateral Agent may reasonably require to fully protect the Lenders’ interest in the Collateral and to any payments to be made under such policies. All certificates of insurance are to be delivered to the Collateral Agent and the policies are to be premium prepaid, with the loss payable and additional insured endorsement in favor of the Collateral Agent for the benefit of the Agents and the Lenders, as their respective interests may appear, and such other Persons as the Collateral Agent may designate from time to time, and shall provide for not less than 30 days’ (10 days’ in the case of non-payment) prior written notice to the Collateral Agent of the exercise of any right of cancellation. If any Loan Party or any of its Subsidiaries fails to maintain such insurance, the Collateral Agent may arrange for such insurance, but at the Borrowers’ expense and without any responsibility on the Collateral Agent’s part for obtaining the insurance, the solvency of the insurance companies, the adequacy of the coverage, or the collection of claims. Upon the occurrence and during the continuance of an Event of Default, the Collateral Agent shall have the sole right, in the name of the Lenders, any Loan Party and its Subsidiaries, to file claims under any insurance policies, to receive, receipt and give acquittance for any payments that may be payable thereunder, and to execute any and all endorsements, receipts, releases, assignments, reassignments or other documents that may be necessary to effect the collection, compromise or settlement of any claims under any such insurance policies. (i) Obtaining of Permits, Etc. Obtain, maintain and preserve, and cause each of its Subsidiaries to obtain, maintain and preserve, and take all necessary action to timely renew,

LEGAL_US_E # 188864993.17 119 all permits, licenses, authorizations, approvals, entitlements, accreditations and other clearances necessary to use and occupy such properties and assets (including the Loan Party Systems), in each case that are necessary or useful in the proper conduct of its business, in each case, except to the extent the failure to obtain, maintain, preserve or take such action could not reasonably be expected to have a Material Adverse Effect. (j) Environmental. (i) Keep the Collateral free of any Environmental Lien, except as could not reasonably be expected to have a Material Adverse Effect; (ii) Obtain, maintain and preserve, and cause each of its Subsidiaries to obtain, maintain and preserve, and take all necessary action to timely renew, all Environmental Permits that are necessary for the conduct of its business, and comply, and cause each of its Subsidiaries to comply, with all Environmental Laws and Environmental Permits, except, in each case, to the extent the failure to so obtain, maintain, preserve or comply could not reasonably be expected to have a Material Adverse Effect; (iii) Take all commercially reasonable steps to prevent any Release or threatened Release of Hazardous Materials in violation of any Environmental Law or Environmental Permit at, in, on, under or from any property owned, leased or operated by any Loan Party or its Subsidiaries that, in each case, could reasonably be expected to result in a Material Adverse Effect; (iv) Provide the Collateral Agent with written notice within ten (10) Business Days of any of the following: (A) a Loan Party’s obtaining knowledge of any Release of a Hazardous Material or environmental condition at, in, on, under or from any property currently or formerly owned, leased or operated by any Loan Party, Subsidiary or predecessor in interest or any Loan Party’s violation of Environmental Law or Environmental Permit that in any case could reasonably be expected to result in a Material Adverse Effect; (B) any Loan Party’s receipt of written notice that an Environmental Lien has been filed against any Collateral that could reasonably be excepted to result in a Material Adverse Effect; or (C) any Loan Pary’s obtaining actual knowledge of an Environmental Claim made in writing or Environmental Liabilities, in each case, that could reasonably be expected to result in a Material Adverse Effect; and provide such reports, documents and information as the Collateral Agent may reasonably request from time to time with respect to any of the foregoing. (k) Fiscal Year. Cause the Fiscal Year of the Parent and its Subsidiaries to end on March 31 of each calendar year unless the Agents consent (such consent not to be unreasonably withheld, conditioned or delayed) to a change in such Fiscal Year (and appropriate related changes to this Agreement). (l) [Reserved]. (m) After Acquired Real Property. Upon the acquisition by it or any of its Subsidiaries after the date hereof of any fee-owned interest in any real property (wherever located) (each such interest being a “New Facility”) with a Current Value (as defined below) in excess of $5,000,000, immediately so notify the Collateral Agent, setting forth with specificity a description

LEGAL_US_E # 188864993.17 120 of the interest acquired, the location of the real property, any structures or improvements thereon and either an appraisal or such Loan Party’s good-faith estimate of the current value of such real property (for purposes of this Section, the “Current Value”). The Collateral Agent shall notify such Loan Party whether it intends to require a Mortgage (and any other Real Property Deliverables) with respect to such New Facility. Upon receipt of such notice requesting a Mortgage (and any other Real Property Deliverables), the Person that has acquired such New Facility shall furnish the same to the Collateral Agent within sixty (60) days (or such longer period as the Collateral Agent may agree to in its reasonable discretion). The Borrowers shall pay all fees and expenses, including, without limitation, reasonable attorneys’ fees and expenses, and all title insurance charges and premiums, in connection with each Loan Party’s obligations under this Section 7.01(m). (n) Anti-Corruption Laws; Anti-Money Laundering Laws; Sanctions. (i) Maintain, and cause each of its Subsidiaries to maintain, policies and procedures designed to ensure compliance by each Loan Party, its Subsidiaries and their respective directors, officers, employees and agents with all applicable Anti-Corruption Laws, Anti-Money Laundering Laws, and Sanctions. (ii) Comply, and cause each of its Subsidiaries to comply, with all applicable Anti-Money Laundering Laws in all material respects and with all applicable Anti- Corruption Laws and Sanctions in all respects. (iii) Promptly notify the Administrative Agent upon obtaining knowledge of any action, suit, proceeding, or investigation of any Loan Party or Subsidiary thereof by any Governmental Authority that enforces Anti-Corruption Laws, Anti-Money Laundering Laws, or Sanctions. (iv) The covenants in paragraph (i) through (iii) above shall be given by and apply to any Loan Party and any Subsidiary thereof only to the extent that giving, complying with or receiving the benefit of (as applicable) such covenants do not result in any violation of any Anti-Boycott Regulation. (v) In relation to each Lender that notifies the Administrative Agent to this effect, the covenants in paragraph (i) through (iii) above shall only apply for the benefit of that Lender to the extent that it would not result in any violation of, conflict with or liability under any Anti-Boycott Regulations. (vi) In order to comply with the “know your customer” requirements of Anti-Money Laundering Laws, promptly provide to the Administrative Agent or any Lender upon its reasonable request from time to time (A) information relating to individuals and entities affiliated with any Loan Party that maintain a business relationship with the Administrative Agent or any Lender, and (B) such identifying information and documentation as is required to verify the identity of such Loan Party. (o) Lender Meetings. Upon the reasonable advance request of any Agent or the Required Lenders, participate in a meeting with the Agents and the Lenders at the Borrowers’ corporate offices (or at such other location as may be agreed to by the Administrative Borrower

LEGAL_US_E # 188864993.17 121 and such Agent or the Required Lenders) at such time as may be agreed to by the Administrative Borrower and such Agent or the Required Lenders to discuss the financial condition and results of operation of the Parent and its Subsidiaries for the most recently ended fiscal quarter, and such other matters as the Agent or Required Lenders may request. (p) Board Information Rights. The Administrative Agent, on behalf of the Lenders, shall be entitled to receive all information provided to the members of the Board of Directors or any similar group performing an executive oversight or similar function (or any relevant committee thereof) of the Parent (or its direct or indirect ultimate parent holding company) and any of its Subsidiaries in anticipation of or at such meeting (regular or special and whether telephonic or otherwise), in addition to copies of the records of the proceedings or minutes of such meeting, when provided to the members, and the Lenders shall keep such materials and information confidential in accordance with Section 12.19 of this Agreement. The Loan Parties shall not be obligated to provide the Administrative Agent or any Lender with any information (in the case of clauses (x) and (y), on the advice of counsel) (x) that is subject to any attorney-client privilege, (y) if the Administrative Borrower determines in good faith that the delivery would reasonably result in a breach of confidentiality obligations to third parties notwithstanding the confidentiality obligations of the Administrative Agent under this Agreement or (z) that relates to the strategy, negotiating positions or similar matters relating the relationship of the Parent and/or any of its Subsidiaries or Affiliates, on the one hand, with the Administrative Agent, the Lenders and/or any of their respective Affiliates (in each case, in the capacity as a holder of the Indebtedness pursuant to any Loans), on the other hand; provided, that the Loan Parties shall endeavor in good faith to permit the Administrative Agent to receive materials contemplated by this Section 7.01(p) to the extent that any materials or other items may be redacted in order to address matters described in the foregoing clauses (x), (y) and (z). (q) [Reserved]. (r) [Reserved]. (s) Further Assurances. Subject to the thresholds, deadlines and exceptions contained in this Agreement and the other Loan Documents, take such action and execute, acknowledge and deliver, and cause each of its Subsidiaries to take such action and execute, acknowledge and deliver, at its sole cost and expense, such agreements, instruments or other documents as any Agent may reasonably require from time to time in order (i) to carry out more effectively the purposes of this Agreement and the other Loan Documents, (ii) to subject to valid and perfected first priority Liens (subject to Permitted Liens) any of the Collateral of any Loan Party and its Subsidiaries including in the jurisdiction in which the Collateral is located, (iii) to establish and maintain the validity and effectiveness of any of the Loan Documents and the validity, perfection and priority (subject to Permitted Liens) of the Liens intended to be created thereby, and (iv) to better assure, convey, grant, assign, transfer and confirm unto each Secured Party the rights now or hereafter intended to be granted to it under this Agreement or any other Loan Document. In furtherance of the foregoing, to the maximum extent permitted by applicable law, each Loan Party (i) authorizes each Agent to execute any such agreements, instruments or other documents in such Loan Party’s name and to file such agreements, instruments or other documents in any appropriate filing office, and to make any other applicable filings or notices in any applicable jurisdiction, (ii) authorizes each Agent to file any financing statement required

LEGAL_US_E # 188864993.17 122 hereunder or under any other Loan Document, and any continuation statement or amendment with respect thereto, in any appropriate filing office without the signature of such Loan Party, and (iii) absent manifest error, ratifies the filing of any financing statement, and any continuation statement or amendment with respect thereto, filed without the signature of such Loan Party prior to the date hereof. (t) Dutch Fiscal Unity. (i) A fiscal unity (fiscale eenheid) for Dutch corporate income tax and Dutch value added tax purposes, if any, shall consist of Dutch Loan Parties only. (ii) If at any time, a Dutch CIT Loan Party is a member of a Dutch CIT Fiscal Unity and such fiscal unity is, in respect of that Dutch CIT Loan Party, terminated (verbroken) or disrupted (beëindigd) as a result of or in connection with the Administrative Agent enforcing its rights under any Loan Document, the Dutch CIT Loan Party shall, at the request of the Administrative Agent and together with the parent company (moedermaatschappij) or deemed parent company (aangewezen moedermaatschappij) of that fiscal unity, for no consideration and as soon as reasonably practicable, lodge a request with the relevant taxing authority to allocate and surrender to the entities leaving the fiscal unity any tax losses (within the meaning of Article 20 of the Dutch CITA), any interest expenses available for carry forward (within the meaning of Article 15b(5) of the Dutch CITA) and/or Tax credit carry forward (within the meaning of Article 25a of the Dutch CITA), in each case to the extent such tax losses, interest carry forward and/or Tax credit carry forward are attributable (toerekenbaar) to such entities leaving the fiscal unity (within the meaning of Articles 15af, 15ahb and 15al of the Dutch CITA). Section 7.02. Negative Covenants. So long as any principal of or interest on any Loan or any other Obligation (whether or not due) shall remain unpaid (other than Contingent Indemnity Obligations) or any Lender shall have any Commitment hereunder, each Loan Party shall not, unless the Required Lenders shall otherwise consent in writing: (a) Liens, Etc. Create, incur, assume or suffer to exist, or permit any of its Subsidiaries to create, incur, assume or suffer to exist, any Lien upon or with respect to any of its properties, whether now owned or hereafter acquired; file or suffer to exist under the Uniform Commercial Code or any Requirements of Law of any jurisdiction, a financing statement (or the equivalent thereof) that names it or any of its Subsidiaries as debtor; sign or suffer to exist any security agreement authorizing any secured party thereunder to file such financing statement (or the equivalent thereof) other than, as to all of the above, Permitted Liens. (b) Indebtedness. Create, incur, assume, guarantee or suffer to exist, or otherwise become or remain liable with respect to, or permit any of its Subsidiaries to create, incur, assume, guarantee or suffer to exist or otherwise become or remain liable with respect to, any Indebtedness other than Permitted Indebtedness. (c) Fundamental Changes; Dispositions. (i) Wind-up, liquidate or dissolve, or merge, consolidate or amalgamate with any Person, including any disposition of property through a plan of division under the

LEGAL_US_E # 188864993.17 123 Delaware Limited Liability Company Act or any comparable transaction under any similar law, or permit any of its Subsidiaries to do (or agree to do) any of the foregoing; provided, however, that: (A) any wholly-owned Subsidiary of the Parent (including a Borrower) may be merged with or into the Parent or another Borrower, or may consolidate or amalgamate with or into the Parent or another Borrower, so long as (I) no other provision of this Agreement would be violated thereby, (II) no Event of Default shall have occurred and be continuing either before or after giving effect to such transaction, (III) the Lenders’ rights in any Collateral, including, without limitation, the existence, perfection and priority of any Lien thereon, are not adversely affected by such merger, consolidation or amalgamation and (IV) the surviving entity shall be the Parent (or, if the Parent is not participating in such merger, consolidation or amalgamation, a Borrower); (B) any wholly-owned Subsidiary of the Parent (other than a Borrower) may be merged with or into any another wholly-owned Subsidiary of the Parent, or may consolidate or amalgamate with or into another wholly-owned Subsidiary of the Parent, so long as (I) no other provision of this Agreement would be violated thereby, (II) no Default or Event of Default shall have occurred and be continuing either before or after giving effect to such transaction, (III) the Lenders’ rights in any Collateral, including, without limitation, the existence, perfection and priority of any Lien thereon, are not adversely affected by such merger, consolidation or amalgamation, (IV) the Parent gives the Agents at least 30 days’ prior written notice of such merger, consolidation or amalgamation accompanied by true, correct and complete copies of all material agreements, documents and instruments relating to such merger, consolidation or amalgamation, including, without limitation, the certificate or certificates of merger or amalgamation to be filed with each appropriate Secretary of State (with a copy as filed promptly after such filing) and (V) if a Loan Party participated in such merger, consolidation or amalgamation, the surviving Subsidiary, if not already a Loan Party, is joined as a Loan Party hereunder pursuant to a Joinder Agreement and is a party to a Security Agreement and the Equity Interests of such Subsidiary are the subject of the Security Agreement on the date of and immediately after giving effect to such merger, consolidation or amalgamation; and (C) any Subsidiary of the Parent may wind-up, liquidate, or dissolve, so long as the assets of such Person are transferred to (1) if such Person is a Borrower, Parent or another Borrower, (2) if such Person is a Loan Party (other than a Borrower), another Loan Party and (3) if such Person is not a Loan Party, to the Parent or another Subsidiary of the Parent; or (ii) Make any Disposition, whether in one transaction or a series of related transactions, of all or any part of its business, property or assets, whether now owned or hereafter acquired (or agree to do any of the foregoing), or permit any of its Subsidiaries to do any of the foregoing; provided, however, that any Loan Party and its Subsidiaries may make Permitted Dispositions. Notwithstanding anything herein to the contrary in this clause (c), in no event shall any Affiliate of a Loan Party that is not a Loan Party own, hold or exclusively license any Material Asset.

LEGAL_US_E # 188864993.17 124 (d) Change in Nature of Business. Make, or permit any of its Subsidiaries to engage in any business substantially inconsistent with those lines of businesses conducted by the Parent and its Subsidiaries on the Effective Date, and any other lines of business that are reasonably similar, corollary, ancillary, incidental, synergistic, related, complementary or incidental thereto or a reasonable extension, development or expansion thereof, in each case, as determined by the Administrative Borrower in good faith. (e) Loans, Advances, Investments, Etc. Make or commit or agree to make, or permit any of its Subsidiaries make or commit or agree to make, any Investment in any other Person except for Permitted Investments. Notwithstanding anything herein to the contrary in this clause (e), in no event shall any Affiliate of a Loan Party that is not a Loan Party own, hold or exclusively license any Material Asset. (f) Sale and Leaseback Transactions. Enter into, or permit any of its Subsidiaries to enter into, any Sale and Leaseback Transaction. Notwithstanding anything herein to the contrary in this clause (f), in no event shall any Affiliate of a Loan Party that is not a Loan Party own, hold or exclusively license any Material Asset. (g) [Reserved]. (h) Restricted Payments. Make or permit any of its Subsidiaries to make any Restricted Payment other than Permitted Restricted Payments. Notwithstanding anything herein to the contrary in this clause (h), in no event shall any Affiliate of a Loan Party that is not a Loan Party own, hold or exclusively license any Material Asset. (i) Federal Reserve Regulations. Permit any Loan or the proceeds of any Loan under this Agreement to be used for any purpose that would cause such Loan to be a margin loan under the provisions of Regulation T, U or X of the Board. (j) Transactions with Affiliates. Enter into, renew, extend or be a party to, or permit any of its Subsidiaries to enter into, renew, extend or be a party to, any transaction or series of related transactions (including, without limitation, the purchase, sale, lease, transfer or exchange of property or assets of any kind or the rendering of services of any kind) with any Affiliate, except (i) transactions consummated in the ordinary course of business in a manner and to an extent consistent with past practice and necessary or desirable for the prudent operation of its business, for fair consideration and on terms no less favorable to it or its Subsidiaries than would be obtainable in a comparable arm’s length transaction with a Person that is not an Affiliate thereof, and that are fully disclosed to the Agents prior to the consummation thereof, if they involve one or more payments by the Parent or any of its Subsidiaries in excess of $1,000,000 for any single transaction or series of related transactions, (ii) transactions with another Loan Party, (iii) transactions otherwise permitted by this Agreement, (iv) sales of Qualified Equity Interests of the Parent to Affiliates of the Parent not otherwise prohibited by the Loan Documents and the granting of registration and other customary rights in connection therewith, and (v) reasonable and customary director and officer compensation (including bonuses and stock option programs), benefits and indemnification arrangements, in each case approved by the Board of Directors (or a committee thereof) of such Loan Party or such Subsidiary.

LEGAL_US_E # 188864993.17 125 (k) Limitations on Dividends and Other Payment Restrictions Affecting Subsidiaries. Create or otherwise cause, incur, assume, suffer or permit to exist or become effective any consensual encumbrance or restriction of any kind on the ability of any Subsidiary of any Loan Party (i) to pay dividends or to make any other distribution on any shares of Equity Interests of such Subsidiary owned by any Loan Party or any of its Subsidiaries, (ii) to pay or prepay or to subordinate any Indebtedness owed to any Loan Party or any of its Subsidiaries, (iii) to make loans or advances to any Loan Party or any of its Subsidiaries or (iv) to transfer any of its property or assets to any Loan Party or any of its Subsidiaries, or permit any of its Subsidiaries to do any of the foregoing; provided, however, that nothing in any of clauses (i) through (iv) of this Section 7.02(k) shall prohibit or restrict compliance with: (A) this Agreement and the other Loan Documents; (B) any agreement in effect on the date of this Agreement and described on Schedule 7.02(k), or any extension, replacement or continuation of any such agreement; provided, that, any such encumbrance or restriction contained in such extended, replaced or continued agreement is no less favorable to the Agents and the Lenders than the encumbrance or restriction under or pursuant to the agreement so extended, replaced or continued; (C) any applicable law, rule or regulation (including, without limitation, applicable currency control laws and applicable state corporate statutes restricting the payment of dividends in certain circumstances); (D) in the case of clause (iv), (1) customary restrictions on the subletting, assignment or transfer of any specified property or asset set forth in a lease, license, asset sale agreement or similar contract for the conveyance of such property or asset and (2) instrument or other document evidencing a Permitted Lien (or the Indebtedness secured thereby) from restricting on customary terms the transfer of any property or assets subject thereto; (E) customary restrictions on dispositions of real property interests in reciprocal easement agreements; (F) customary restrictions in agreements for the sale of assets on the transfer or encumbrance of such assets during an interim period prior to the closing of the sale of such assets; or (G) customary restrictions in contracts that prohibit the assignment of such contract. (l) Limitations on Negative Pledges. Enter into, incur or permit to exist, or permit any Subsidiary to enter into, incur or permit to exist, directly or indirectly, any agreement, instrument, deed, lease or other arrangement that prohibits, restricts or imposes any condition upon the ability of any Loan Party or any Subsidiary of any Loan Party to create, incur or permit to exist any Lien upon any of its property or revenues, whether now owned or hereafter acquired, or that requires the grant of any security for an obligation if security is granted for another obligation, except the following: (i) this Agreement and the other Loan Documents, (ii) restrictions or conditions imposed by any agreement relating to secured Indebtedness permitted by Section 7.02(b) if such restrictions or conditions apply only to the property or assets securing such

LEGAL_US_E # 188864993.17 126 Indebtedness, (iii) any customary restrictions and conditions contained in agreements relating to the sale or other disposition of assets or of a Subsidiary pending such sale or other disposition; provided that such restrictions and conditions apply only to the assets or Subsidiary to be sold or disposed of and such sale or disposition is permitted hereunder, and (iv) customary provisions in leases restricting the assignment or sublet thereof. (m) Modifications of Indebtedness, Organizational Documents and Certain Other Agreements; Etc. (i) Amend, modify or otherwise change (or permit the amendment, modification or other change in any manner of) any of the provisions of any of its or its Subsidiaries’ Indebtedness or of any instrument or agreement (including, without limitation, any purchase agreement, indenture, loan agreement or security agreement) relating to any such Indebtedness if such amendment, modification or change would shorten the final maturity or average life to maturity of, or require any payment to be made earlier than the date originally scheduled on, such Indebtedness, would increase the interest rate applicable to such Indebtedness, would add any covenant or event of default, would change the subordination provision, if any, of such Indebtedness, or would otherwise be adverse to the Lenders or the issuer of such Indebtedness in any respect; (ii) except for the Obligations, (A) make, or permit any Subsidiary to make, any voluntary or optional payment (including, without limitation, any payment of interest in cash that, at the option of the issuer, may be paid in cash or in kind), prepayment, redemption, defeasance, sinking fund payment or other acquisition for value of any of its or its Subsidiaries’ Indebtedness (other than Permitted Indebtedness) (including, without limitation, by way of depositing money or securities with the trustee therefor before the date required for the purpose of paying any portion of such Indebtedness when due), (B) refund, refinance, replace or exchange any other Indebtedness for any such Indebtedness (other than with respect to Permitted Refinancing Indebtedness), (C) make any payment, prepayment, redemption, defeasance, sinking fund payment or repurchase of any Subordinated Indebtedness in violation of the subordination provisions thereof or any subordination agreement with respect thereto, or (D) make any payment, prepayment, redemption, defeasance, sinking fund payment or repurchase of any Indebtedness as a result of any asset sale, change of control, issuance and sale of debt or equity securities or similar event, or give any notice with respect to any of the foregoing; (iii) (a) amend, modify or otherwise change, or permit any Subsidiary to amend, modify or otherwise change, any of its Governing Documents (including, without limitation, by the filing or modification of any certificate of designation, or any agreement or arrangement entered into by it) with respect to any of its Equity Interests (including any shareholders’ agreement), or enter into any new agreement with respect to any of its Equity Interests, except any such amendments, modifications or changes or any such new agreements or arrangements pursuant to this clause (iii) that either individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect, provided that no such amendment, modification or change or new agreement or arrangement shall provide for any plan of division pursuant to Section 18-217 of the Delaware Limited Liability Company Act (or other comparable event under any jurisdiction’s law) or (b) amend, modify or otherwise change the tax designation (i.e. corporation, partnership, etc.) of Parent or its Subsidiaries (or any direct or indirect parent of

LEGAL_US_E # 188864993.17 127 Parent) in a manner that would cause a material adverse tax consequence to the Parent or any of its Subsidiaries; or (iv) agree to any amendment, modification or other change to or waiver of any of its rights under any Material Contract if such amendment, modification, change or waiver would be adverse in any material respect to any Loan Party or any of its Subsidiaries or the Agents and the Lenders. (n) Investment Company Act of 1940. Engage in any business, enter into any transaction, use any securities or take any other action or permit any of its Subsidiaries to do any of the foregoing, that would cause it or any of its Subsidiaries to become subject to the registration requirements of the Investment Company Act of 1940, as amended, by virtue of being an “investment company” or a company “controlled” by an “investment company” not entitled to an exemption within the meaning of such Act. (o) ERISA. (i) Cause, fail to prevent or suffer to exist, or permit any of its ERISA Affiliates to cause, fail to prevent or suffer to exist, an ERISA Event that could reasonably be expected to (either individually or in the aggregate with all other ERISA Events) have a Material Adverse Effect. (ii) Adopt, or permit any of its ERISA Affiliates to adopt, any employee welfare benefit plan within the meaning of Section 3(1) of ERISA that provides benefits to employees after termination of employment other than as required by Section 601 of ERISA or other similar Requirements of Law. (p) Environmental. Permit the use, handling, generation, storage, treatment, Release or disposal of Hazardous Materials on, in, at, under or from any property owned, leased or operated by it or any of its Subsidiaries, except in compliance in all material respects with Environmental Laws (other than any noncompliance that could not reasonably be expected to have a Material Adverse Effect). (q) Accounting Methods. Modify or change, or permit any of its Subsidiaries to modify or change, its method of accounting or accounting principles from those utilized in the preparation of the Financial Statements (other than as may be required to conform to GAAP). (r) Anti-Corruption Laws; Anti-Money Laundering Laws; Sanctions. (i) Engage, or permit any of its Subsidiaries, directors, officers, employees, agents, or Affiliates to engage, in any business, transaction, or dealing in violation of Anti-Corruption Laws; (ii) Violate, or permit any of its Subsidiaries, directors, officers, employees, agents, or Affiliates to violate, or cause, or permit any of its Subsidiaries, directors, officers, employees, agents, or Affiliates to cause, any party to this Agreement to be in violation of Anti-Money Laundering Laws in any material respect;

LEGAL_US_E # 188864993.17 128 (iii) Conduct, or permit any of its Subsidiaries, directors, officers, employees, agents, or Affiliates to conduct, any business, transaction, or dealing with or for the benefit of any Sanctioned Country or Sanctioned Person, including the making or receiving of any contribution of funds, goods or services to, from or for the benefit of any Sanctioned Country or Sanctioned Person; or (iv) Directly or knowingly indirectly, use the proceeds of any Loan hereunder, or lend, contribute, or otherwise make available such proceeds to any Subsidiary, joint venture partner, or other Person (i) for the purpose of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws; (ii) in any manner in violation of Anti-Money Laundering Laws; (iii) for the purpose of financing activities of or with any Sanctioned Person or in any Sanctioned Country, or (iv) in any manner that would cause any party to this Agreement to be in violation of Anti-Corruption Laws, Anti-Money Laundering Laws, or Sanctions. (v) The covenant in this Section shall be given by and apply to any Loan Party and any Subsidiary thereof only to the extent that giving, complying with or receiving the benefit of (as applicable) such covenant does not result in any violation of any Anti-Boycott Regulation. (vi) In relation to each Lender that notifies the Administrative Agent to this effect, the covenant in this Section shall only apply for the benefit of that Lender to the extent that it would not result in any violation of, conflict with or liability under any Anti-Boycott Regulations. (s) Foreign Exchange Availability. Fail to maintain in full force and effect and comply with the terms of all Requirements of Law required to enable it to pay solely and exclusively in Dollars all amounts which a Loan Party is or may be required to pay under the Loan Documents. (t) Pari Passu. Fail to take all actions necessary to cause all Obligations to rank at all times at least pari passu in priority in right of payment and in all other respects with all other of unsecured and unsubordinated Indebtedness of any Loan Party. (u) No Israel Excess Cash. Maintain, or permit any of its Subsidiaries to maintain, an aggregate balance of cash and Cash Equivalents in all of the checking, savings and other accounts of any such Subsidiary in Israel in excess of $75,000,000 in the aggregate at the close of business on the last Business Day of any month; provided, that, on each day from and after the Effective Date until the Final Maturity Date, there shall be at least one (1) day within the immediately preceding thirty-five (35) day period on which such aggregate balance does not exceed (A) from the Effective Date through and including the first (1st) anniversary thereof, $15,000,000, (B) from the day immediately following the first (1st) anniversary of the Effective Date through and including the second (2nd) anniversary of the Effective Date, $25,000,000, (C) from the day immediately following the second (2nd) anniversary of the Effective Date through and including the third (3rd) anniversary of the Effective Date, $35,000,000 and (D) from and after the day immediately following the fourth (4th) anniversary of the Effective Date, $37,500,000.

LEGAL_US_E # 188864993.17 129 Section 7.03. Financial Covenants. So long as any principal of or interest on any Loan or any other Obligation (whether or not due) shall remain unpaid (other than Contingent Indemnity Obligations) or any Lender shall have any Commitment hereunder, each Loan Party shall not, unless the Required Lenders shall otherwise consent in writing: (a) [Reserved]. (b) Leverage Ratio. As of the last day of any fiscal quarter ending after the Effective Date, permit the Leverage Ratio of the Parent and its Subsidiaries for the Test Period ending on such date to be greater than the ratio set forth below opposite such date: Fiscal Month End Leverage Ratio September 30, 2025 6.25 to 1.00 December 31, 2025 6.00 to 1.00 March 31, 2026 5.75 to 1.00 June 30, 2026 5.50 to 1.00 September 30, 2026 5.00 to 1.00 December 31, 2026 5.00 to 1.00 March 31, 2027 5.00 to 1.00 June 30, 2027 4.50 to 1.00 September 30, 2027 4.50 to 1.00 December 31, 2027 4.25 to 1.00 March 31, 2028 4.00 to 1.00 June 30, 2028 4.00 to 1.00 September 30, 2028 4.00 to 1.00 December 31, 2028 4.00 to 1.00 March 31, 2029 4.00 to 1.00 June 30, 2029 and the last day of each fiscal quarter ending thereafter 4.00 to 1.00 (c) [Reserved].

LEGAL_US_E # 188864993.17 130 (d) [Reserved]. (e) Liquidity. (i) From the Effective Date until March 31, 2026, permit Liquidity to be less than $10,000,000 at any time. (ii) From April 1, 2026 until December 31, 2026, permit Liquidity to be less than $15,000,000 at any time (of which not less than $5,000,000 shall be comprised of Domestic Liquidity). (iii) (ii) From and after AprilJanuary 1, 20262027, permit Liquidity to be less than $20,000,000 at any time (of which not less than $10,000,000 shall be comprised of Domestic Liquidity). ARTICLE VIII CASH MANAGEMENT ARRANGEMENTS AND OTHER COLLATERAL MATTERS Section 8.01. Cash Management Arrangements. (a) The Loan Parties shall (i) establish and maintain cash management services of a type and on terms reasonably satisfactory to the Agents at one or more of the banks set forth on Schedule 8.01 (each a “Cash Management Bank”) and (ii) except as otherwise provided under Section 8.01(b), deposit or cause to be deposited promptly, and in any event no later than the next Business Day after the date of receipt thereof, all proceeds in respect of any Collateral, all Collections (of a nature susceptible to a deposit in a bank account) and all other amounts received by any Loan Party (including payments made by Account Debtors directly to any Loan Party) into a Cash Management Account. (b) Within thirty (30) days (or such later date as agreed to in writing by the Collateral Agent in its reasonable discretion) after the Effective Date, the Loan Parties shall, with respect to each Cash Management Account (other than Excluded Accounts), deliver to the Collateral Agent a Control Agreement with respect to such Cash Management Account. From and after the date that is thirty (30) days (or such later date as agreed to in writing by the Collateral Agent in its reasonable discretion) following the Effective Date, the Loan Parties shall not maintain, and shall not permit any of their Subsidiaries to maintain, cash, Cash Equivalents or other amounts in any deposit account or securities account (other than Excluded Accounts), unless the Collateral Agent shall have received a Control Agreement in respect of each such Cash Management Account (other than Excluded Accounts). (c) [Reserved]. (d) So long as no Default or Event of Default has occurred and is continuing, the Borrowers may amend Schedule 8.01 to add or replace a Cash Management Bank or Cash Management Account; provided, however, that (i) such prospective Cash Management Bank shall be reasonably satisfactory to the Collateral Agent and the Collateral Agent shall have consented

LEGAL_US_E # 188864993.17 131 in writing in advance to the opening of such Cash Management Account with the prospective Cash Management Bank, and (ii) prior to the time of the opening of such Cash Management Account, each Loan Party and such prospective Cash Management Bank shall have executed and delivered to the Collateral Agent a Control Agreement. ARTICLE IX EVENTS OF DEFAULT Section 9.01. Events of Default. Each of the following events shall constitute an event of default (each, an “Event of Default”): (a) any Borrower shall fail to pay, when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), (i) any interest on any Loan, any Collateral Agent Advance or any fee, indemnity or other amount payable under this Agreement (other than any portion thereof constituting principal of the Loans) or any other Loan Document, and such failure continues for a period of three (3) Business Days (other than as expressly set forth in the Fee Letter) or (ii) all or any portion of the principal of the Loans; (b) any representation or warranty made or deemed made by or on behalf of any Loan Party or by any officer of the foregoing under or in connection with any Loan Document or under or in connection with any certificate or other writing delivered to any Secured Party pursuant to any Loan Document shall have been incorrect in any material respect (or in any respect if such representation or warranty is qualified or modified as to materiality or “Material Adverse Effect” in the text thereof) when made or deemed made; (c) any Loan Party shall fail to perform or comply with any covenant or agreement contained in Section 7.01(a), Section 7.01(c), Section 7.01(d), Section 7.01(f), Section 7.01(h), Section 7.01(k), Section 7.01(m), Section 7.01(o), Section 7.02 or Section 7.03 or Article VIII, or any Loan Party shall fail to perform or comply with any covenant or agreement contained in any Collateral Document to which it is a party; (d) any Loan Party shall fail to perform or comply with any other term, covenant or agreement contained in any Loan Document to be performed or observed by it and, except as set forth in subsections (a), (b) and (c) of this Section 9.01, such failure, if capable of being remedied, shall remain unremedied for 15 days after the earlier of the date a senior officer of any Loan Party has knowledge of such failure and the date written notice of such default shall have been given by any Agent to such Loan Party; (e) the Parent or any of its Subsidiaries shall fail to pay when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) any principal, interest or other amount payable in respect of Indebtedness (excluding Indebtedness evidenced by this Agreement) having an aggregate amount outstanding in excess of $1,000,000, and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Indebtedness, or any other default under any agreement or instrument relating to any such Indebtedness, or any other event, shall occur and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such default or event is to

LEGAL_US_E # 188864993.17 132 accelerate, or to permit the acceleration of, the maturity of such Indebtedness; or any such Indebtedness shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment), redeemed, purchased or defeased or an offer to prepay, redeem, purchase or defease such Indebtedness shall be required to be made, in each case, prior to the stated maturity thereof; (f) the Parent or any of its Subsidiaries (i) shall institute any proceeding or voluntary case seeking to adjudicate it a bankrupt or insolvent, or seeking dissolution, liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for any such Person or for any substantial part of its property, (ii) shall be generally not paying its debts as such debts become due or shall admit in writing its inability to pay its debts generally (or, in the case of any Israeli Loan Party, is deemed insolvent under the Israeli Insolvency Law), (iii) shall make a general assignment for the benefit of creditors, or (iv) shall take any action to authorize or effect any of the actions set forth above in this subsection (f); (g) any proceeding shall be instituted against the Parent or any of its Subsidiaries seeking to adjudicate it a bankrupt or insolvent, or seeking dissolution, liquidation, winding up, reorganization, arrangement, adjustment, protection, relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for any such Person or for any substantial part of its property, and either such proceeding shall remain undismissed or unstayed for a period of 60 days or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against any such Person or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property) shall occur; (h) any material provision of any Loan Document shall at any time for any reason (other than pursuant to the express terms thereof) cease to be valid and binding on or enforceable against any Loan Party intended to be a party thereto, or the validity or enforceability thereof shall be contested by any party thereto, or a proceeding shall be commenced by any Loan Party or any Governmental Authority having jurisdiction over any of them, seeking to establish the invalidity or unenforceability thereof, or any Loan Party shall deny in writing that it has any liability or obligation purported to be created under any Loan Document; (i) any Security Agreement, any Mortgage or any other Collateral Document, after delivery thereof pursuant hereto, shall for any reason fail or cease to create a valid and perfected and, except to the extent permitted by the terms hereof or thereof, first priority Lien in favor of the Collateral Agent for the benefit of the Agents and the Lenders on any Collateral having a fair market value in excess of $1,000,000 purported to be covered thereby, except to the extent that any such loss of perfection or priority results from the failure of the Administrative Agent or Collateral Agent to maintain possession of certificates actually delivered to it representing securities pledged under the Collateral Documents or to file UCC continuation statements or equivalent filings in foreign jurisdictions; (j) one or more judgments, orders or awards (or any settlement of any litigation or other proceeding that, if breached, could result in a judgment, order or award) for the payment

LEGAL_US_E # 188864993.17 133 of money exceeding $2,000,000 in the aggregate (except to the extent fully covered (other than to the extent of customary deductibles) by insurance pursuant to which the insurer has been notified and has not denied coverage) shall be rendered against the Parent or any of its Subsidiaries and remain unsatisfied and (i) enforcement proceedings shall have been commenced by any creditor upon any such judgment, order, award or settlement or (ii) there shall be a period of 10 consecutive days after entry thereof during which (A) a stay of enforcement thereof is not be in effect or (B) the same is not vacated, discharged, stayed or bonded pending appeal; (k) the Parent or any of its Subsidiaries is enjoined, restrained or in any way prevented by the order of any court or any Governmental Authority from conducting, or otherwise ceases to conduct for any reason whatsoever, all or any material part of its business for more than 15 days; (l) [reserved]; (m) the loss, suspension or revocation of, or failure to renew, any license or permit now held or hereafter acquired by the Parent or any of its Subsidiaries, if such loss, suspension, revocation or failure to renew could reasonably be expected to have a Material Adverse Effect; (n) the indictment, or the threatened indictment of the Parent or any of its Subsidiaries or any senior officer thereof under any criminal statute, or commencement or threatened commencement of criminal or civil proceedings against the Parent or any of its Subsidiaries or any senior officer thereof, pursuant to which statute or proceedings the penalties or remedies sought or available include forfeiture to any Governmental Authority of any Collateral having a fair market value in excess of $1,000,000; (o) (i) there shall occur one or more ERISA Events that individually or in the aggregate results in, or could reasonably be expected to result in, a Material Adverse Effect, or (ii) the imposition of a Lien pursuant to Section 430(k) of the Internal Revenue Code or Section 4068 of ERISA upon the property or rights to property of any Loan Party; (p) (i) there shall occur and be continuing any “Event of Default” (or any comparable term) under, and as defined in the documents evidencing or governing any Subordinated Indebtedness, (ii) any of the Obligations for any reason shall cease to be “Senior Indebtedness” or “Designated Senior Indebtedness” (or any comparable terms) under, and as defined in the documents evidencing or governing any Subordinated Indebtedness, (iii) any Indebtedness other than the Obligations shall constitute “Designated Senior Indebtedness” (or any comparable term) under, and as defined in, the documents evidencing or governing any Subordinated Indebtedness, (iv) any holder of Subordinated Indebtedness shall fail to perform or comply with any of the subordination provisions of the documents evidencing or governing such Subordinated Indebtedness, or (v) the subordination provisions of the documents evidencing or governing any Subordinated Indebtedness shall, in whole or in part, terminate, cease to be effective or cease to be legally valid, binding and enforceable against any holder of the applicable Subordinated Indebtedness; (q) [reserved]; or

LEGAL_US_E # 188864993.17 134 (r) a Change of Control shall have occurred; then, and in any such event, the Collateral Agent may, and shall at the request of the Required Lenders, by notice to the Administrative Borrower, (i) terminate or reduce all Commitments, whereupon all Commitments shall immediately be so terminated or reduced, (ii) declare all or any portion of the Loans then outstanding to be accelerated and due and payable, whereupon all or such portion of the aggregate principal of all Loans, all accrued and unpaid interest thereon, all fees and all other amounts payable under this Agreement and the other Loan Documents shall become due and payable immediately, together with the payment of the Applicable Premium, if any, with respect to the Commitments so terminated and the Loans so repaid, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by each Loan Party and (iii) exercise any and all of its other rights and remedies under applicable law, hereunder and under the other Loan Documents; provided, however, that upon the occurrence of any Event of Default described in subsection (f)(i) – (iii) or (g) of this Section 9.01 with respect to any Loan Party, without any notice to any Loan Party or any other Person or any act by any Agent or any Lender, all Commitments shall automatically terminate and all Loans then outstanding, together with all accrued and unpaid interest thereon, all fees and all other amounts due under this Agreement and the other Loan Documents, including, without limitation, the Applicable Premium, if any, shall be accelerated and become due and payable automatically and immediately, without presentment, demand, protest or notice of any kind, all of which are expressly waived by each Loan Party. Section 9.02. Cure Right. In the event that the Borrowers fail to comply with the requirements of the financial covenant set forth in Section 7.03(b), until the expiration of the fifth (5th) day after the date on which financial statements are required to be delivered with respect to the applicable fiscal quarter hereunder, the Parent shall have the right to issue Permitted Cure Equity for cash or otherwise receive cash contributions to the capital of the Parent and apply the amount of the proceeds thereof to increase Consolidated EBITDA with respect to such applicable quarter (the “Cure Right”); provided that (a) such proceeds are actually received by the Borrowers no later than five (5) days after the date on which financial statements are required to be delivered with respect to such fiscal quarter hereunder, (b) such proceeds do not exceed the aggregate amount necessary to cure (by addition to Consolidated EBITDA) such Event of Default under Section 7.03(b) for such period, (c) the Cure Right shall not be exercised more than four (4) times during the term of the Loans, (d) in each period of four fiscal quarters, there shall be at least two (2) consecutive fiscal quarters during which the Cure Right is not exercised, (e) the Cure Right shall not be exercised in consecutive fiscal quarters, (f) there shall be no pro forma reduction in Indebtedness with the proceeds of the Cure Right for purposes of determining compliance with the financial covenants in Section 7.03 or for determining any pricing, financial covenant based conditions or baskets with respect to the covenants contained in this Agreement, in each case in the fiscal quarter in which the Cure Right is used or subsequent periods that include such fiscal quarter, and (g) such proceeds shall be applied to prepay the Loans in accordance with Section 2.05(c)(v). If, after giving effect to the foregoing pro forma adjustment (but not, for the avoidance of doubt, giving pro forma adjustment to any repayment of Indebtedness in connection therewith), the Borrowers are in compliance with the financial covenant set forth in Section 7.03(b), the Borrowers shall be deemed to have satisfied the requirements of such Section as of the relevant date of determination with the same effect as though there had been no failure to comply on such date, and the applicable breach or default of such Section 7.03(b) that had occurred shall be deemed

LEGAL_US_E # 188864993.17 135 cured for purposes of this Agreement. The parties hereby acknowledge that this Section may not be relied on for purposes of calculating any financial ratios other than as applicable to Section 7.03(b) and shall not result in any adjustment to any amounts other than the amount of the Consolidated EBITDA referred to in the immediately preceding sentence. ARTICLE X AGENTS Section 10.01. Appointment. Each Lender (and each subsequent maker of any Loan by its making thereof) hereby irrevocably appoints, authorizes and empowers the Administrative Agent and the Collateral Agent to perform the duties of each such Agent as set forth in this Agreement and the other Loan Documents, together with such actions and powers as are reasonably incidental thereto, including: (i) to receive on behalf of each Lender any payment of principal of or interest on the Loans outstanding hereunder and all other amounts accrued hereunder for the account of the Lenders and paid to such Agent, and, subject to Section 2.02, to distribute promptly to each Lender its Pro Rata Share of all payments so received; (ii) to distribute to each Lender copies of all material notices and agreements received by such Agent and not required to be delivered to each Lender pursuant to the terms of this Agreement, provided that the Agents shall not have any liability to the Lenders for any Agent’s inadvertent failure to distribute any such notices or agreements to the Lenders; (iii) to maintain, in accordance with its customary business practices, ledgers and records reflecting the status of the Obligations, the Loans, and related matters and to maintain, in accordance with its customary business practices, ledgers and records reflecting the status of the Collateral and related matters; (iv) to execute or file any and all financing or similar statements or notices, amendments, renewals, supplements, documents, instruments, proofs of claim, notices and other written agreements with respect to this Agreement or any other Loan Document; (v) to make the Loans and Collateral Agent Advances, for such Agent or on behalf of the applicable Lenders as provided in this Agreement or any other Loan Document; (vi) to perform, exercise, and enforce any and all other rights and remedies of the Lenders with respect to the Loan Parties, the Obligations, or otherwise related to any of same to the extent reasonably incidental to the exercise by such Agent of the rights and remedies specifically authorized to be exercised by such Agent by the terms of this Agreement or any other Loan Document; (vii) to incur and pay such fees necessary or appropriate for the performance and fulfillment of its functions and powers pursuant to this Agreement or any other Loan Document; (viii) subject to Section 10.03, to take such action as such Agent deems appropriate on its behalf to administer the Loans and the Loan Documents and to exercise such other powers delegated to such Agent by the terms hereof or the other Loan Documents (including, without limitation, the power to give or to refuse to give notices, waivers, consents, approvals and instructions and the power to make or to refuse to make determinations and calculations); and (ix) to act with respect to all Collateral under the Loan Documents, including for purposes of acquiring, bidding (including credit bidding), disposing (including pursuant to the applicable provision of the Bankruptcy Code), holding and enforcing any and all Liens on Collateral granted by any of the Loan Parties to secure any of the Obligations. Each Secured Party agrees that no Agent is under any obligation to credit bid any part of the Obligations or to purchase or retain or acquire any portion of the Collateral. As to any matters not expressly provided for by this Agreement and the other Loan Documents (including, without limitation, enforcement or collection of the Loans), the Agents shall not be required to exercise any discretion or take any action, but shall be required to

LEGAL_US_E # 188864993.17 136 act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents), and such instructions of the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents) shall be binding upon all Lenders and all makers of Loans; provided, however, the Agents shall not be required to take any action which, in the reasonable opinion of any Agent, exposes such Agent to liability or which is contrary to this Agreement or any other Loan Document or applicable law. The Agents may perform any and all of their duties and exercise its rights and powers by or through any one or more sub-agents appointed by it. The Agents and any such sub-agent may perform any and all of their respective duties and exercise their respective rights and powers through their respective Related Parties. The exculpatory provisions of this Article shall apply to any such sub-agent and to the Related Parties of the Agents and any such sub-agent. Section 10.02. Nature of Duties; Delegation. (a) The Agents shall have no duties or responsibilities except those expressly set forth in this Agreement or in the other Loan Documents. The duties of the Agents shall be mechanical and administrative in nature. The Agents shall not have by reason of this Agreement or any other Loan Document a fiduciary relationship in respect of any Lender. Nothing in this Agreement or any other Loan Document, express or implied, is intended to or shall be construed to impose upon the Agents any obligations in respect of this Agreement or any other Loan Document except as expressly set forth herein or therein. Each Lender shall make its own independent investigation of the financial condition and affairs of the Loan Parties in connection with the making and the continuance of the Loans hereunder and shall make its own appraisal of the creditworthiness of the Loan Parties and the value of the Collateral without reliance upon the Administrative Agent or any other Lender or any of their Related Parties, and neither the Agents nor any of their Related Parties shall have any duty or responsibility, either initially or on a continuing basis, to provide any Lender with any credit or other information with respect thereto, whether coming into their possession before the initial Loan hereunder or at any time or times thereafter, provided that, upon the reasonable request of a Lender, each Agent shall provide to such Lender any documents or reports delivered to such Agent by the Loan Parties pursuant to the terms of this Agreement or any other Loan Document. If any Agent seeks the consent or approval of the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents) to the taking or refraining from taking any action hereunder, such Agent shall send notice thereof to each Lender. Each Agent shall promptly notify each Lender any time that the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents) have instructed such Agent to act or refrain from acting pursuant hereto. (b) Each Agent may, upon any term or condition it specifies, delegate or exercise any of its rights, powers and remedies under, and delegate or perform any of its duties or any other action with respect to, any Loan Document by or through any of its Related Parties or any other trustee, co-agent or other Person (including any Lender). Any such Related Party, trustee, co-agent or other Person shall benefit from this Article X to the extent provided by the applicable Agent. Section 10.03. Rights, Exculpation, Etc. The Agents and their Related Parties shall not be liable for any action taken or omitted to be taken by them under or in connection with this

LEGAL_US_E # 188864993.17 137 Agreement or the other Loan Documents, except for their own gross negligence or willful misconduct as determined by a final non-appealable judgment of a court of competent jurisdiction. Without limiting the generality of the foregoing, the Agents (i) may treat the payee of any Loan as the owner thereof until the Collateral Agent receives written notice of the assignment or transfer thereof, pursuant to Section 12.07 hereof, signed by such payee and in form satisfactory to the Collateral Agent; (ii) may consult with legal counsel (including, without limitation, counsel to any Agent or counsel to the Loan Parties), independent public accountants, and other experts selected by any of them and shall not be liable for any action taken or omitted to be taken in good faith by any of them in accordance with the advice of such counsel or experts; (iii) make no warranty or representation to any Lender and shall not be responsible to any Lender for any statements, certificates, warranties or representations made in or in connection with this Agreement or the other Loan Documents; (iv) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement or the other Loan Documents on the part of any Person, the existence or possible existence of any Default or Event of Default, or to inspect the Collateral or other property (including, without limitation, the books and records) of any Person; (v) shall not be responsible to any Lender for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto; and (vi) shall not be deemed to have made any representation or warranty regarding the existence, value or collectability of the Collateral, the existence, priority or perfection of the Collateral Agent’s Lien thereon, or any certificate prepared by any Loan Party in connection therewith, nor shall the Agents be responsible or liable to the Lenders for any failure to monitor or maintain any portion of the Collateral. The Agents shall not be liable for any apportionment or distribution of payments made in good faith pursuant to Section 4.03, and if any such apportionment or distribution is subsequently determined to have been made in error, and the sole recourse of any Lender to whom payment was due but not made shall be to recover from other Lenders any payment in excess of the amount which they are determined to be entitled. The Agents may at any time request instructions from the Lenders with respect to any actions or approvals which by the terms of this Agreement or of any of the other Loan Documents the Agents are permitted or required to take or to grant, and if such instructions are promptly requested, the Agents shall be absolutely entitled to refrain from taking any action or to withhold any approval under any of the Loan Documents until they shall have received such instructions from the Required Lenders. Without limiting the foregoing, no Lender shall have any right of action whatsoever against any Agent as a result of such Agent acting or refraining from acting under this Agreement or any of the other Loan Documents in accordance with the instructions of the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents). If any Lender acquires knowledge of a Default or Event of Default, it shall promptly notify the Agents and the other Lenders thereof in writing. Each Lender agrees that, except with the written consent of an Agent, it will not take any enforcement action hereunder or under any other Loan Document, accelerate the Obligations under any Loan Document, or exercise any right that it might otherwise have under applicable law or otherwise to credit bid at any foreclosure sale, UCC sale, any sale under Section 363 of the Bankruptcy Code or other similar Dispositions of Collateral. Notwithstanding the foregoing, however, a Lender may take action to preserve or enforce its rights against a Loan Party where a deadline or limitation period is applicable that would, absent such action, bar enforcement of the Obligations held by such Lender, including the filing of a proof of claim in a case under the Bankruptcy Code.

LEGAL_US_E # 188864993.17 138 Section 10.04. Reliance. Each Agent shall be entitled to rely upon any written notices, statements, certificates, orders or other documents or any oral communication or telephone message believed by it in good faith to be genuine and correct and to have been signed, sent or made by the proper Person, and with respect to all matters pertaining to this Agreement or any of the other Loan Documents and its duties hereunder or thereunder, upon advice of counsel selected by it. Section 10.05. Indemnification. To the extent that any Agent or any Related Party of the foregoing is not reimbursed and indemnified by any Loan Party, and whether or not such Agent has made demand on any Loan Party for the same, the Lenders will, within five days of written demand by such Agent, reimburse such Agent and such Related Parties for and indemnify such Agent and such Related Parties from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including, without limitation, client charges and expenses of counsel or any other advisor to such Agent and such Related Parties), advances or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against such Agent and the Related Parties in any way relating to or arising out of this Agreement or any of the other Loan Documents or any action taken or omitted by such Agent and such Related Parties under this Agreement or any of the other Loan Documents, in proportion to each Lender’s Pro Rata Share, including, without limitation, advances and disbursements made pursuant to Section 10.08; provided, however, that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, advances or disbursements for which there has been a final non-appealable judicial determination that such liability resulted from such Agent’s or such Related Party’s gross negligence or willful misconduct. The obligations of the Lenders under this Section 10.05 shall survive the payment in full of the Loans and the termination of this Agreement. Section 10.06. Agents Individually. With respect to its Pro Rata Share of the Total Term Loan Commitment hereunder and the Loans made by it, each Agent shall have and may exercise the same rights and powers hereunder and is subject to the same obligations and liabilities as and to the extent set forth herein for any other Lender or maker of a Loan. The terms “Lenders” or “Required Lenders” or any similar terms shall, unless the context clearly otherwise indicates, include each Agent in its individual capacity as a Lender or one of the Required Lenders. Each Agent and its Affiliates may accept deposits from, lend money to, and generally engage in any kind of banking, trust or other business with any Borrower as if it were not acting as an Agent pursuant hereto without any duty to account to the other Lenders. Section 10.07. Successor Agent. (a) Any Agent may at any time give at least 30 days prior written notice of its resignation to the Lenders and the Administrative Borrower. Upon receipt of any such notice of resignation, the Required Lenders shall have the right to appoint a successor Agent. If no such successor Agent shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Agent gives notice of its resignation (or such earlier day as shall be agreed by the Required Lenders) (the “Resignation Effective Date”), then the retiring Agent may (but shall not be obligated to), on behalf of the Lenders, appoint a successor Agent. Whether or not a successor Agent has been appointed, such resignation shall become effective in accordance with such notice on the Resignation Effective Date.

LEGAL_US_E # 188864993.17 139 (b) With effect from the Resignation Effective Date, (i) the retiring Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents (except that in the case of any Collateral held by such Agent on behalf of the Lenders under any of the Loan Documents, the retiring Agent shall continue to hold such collateral security until such time as a successor Agent is appointed) and (ii) all payments, communications and determinations provided to be made by, to or through such retiring Agent shall instead be made by or to each Lender directly, until such time, if any, as a successor Agent shall have been appointed as provided for above. Upon the acceptance of a successor’s Agent’s appointment as Agent hereunder, such successor shall succeed to and become vested with all of the rights (other than any rights of reimbursement for any costs, expenses, indemnities or other amounts due and owing to the Agent prior to the resignation thereof), powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents. After the retiring Agent’s resignation hereunder and under the other Loan Documents, the provisions of this Article, Section 12.04 and Section 12.15 shall continue in effect for the benefit of such retiring Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by it while the retiring Agent was acting as Agent. Section 10.08. Collateral Matters. (a) The Collateral Agent may from time to time make such disbursements and advances (“Collateral Agent Advances”) which the Collateral Agent, in its sole discretion, deems necessary or desirable to preserve, protect, prepare for sale or lease or dispose of the Collateral or any portion thereof, to enhance the likelihood or maximize the amount of repayment by the Borrowers of the Loans and other Obligations or to pay any other amount chargeable to the Borrowers pursuant to the terms of this Agreement, including, without limitation, costs, fees and expenses as described in Section 12.04. The Collateral Agent Advances shall be repayable on demand and be secured by the Collateral and shall bear interest at a rate per annum equal to the rate then applicable to Term Loans that are Reference Rate Loans. The Collateral Agent Advances shall constitute Obligations hereunder which may be charged to the Loan Account in accordance with Section 4.01. The Collateral Agent shall notify each Lender and the Administrative Borrower in writing of each such Collateral Agent Advance, which notice shall include a description of the purpose of such Collateral Agent Advance. Without limitation to its obligations pursuant to Section 10.05, each Lender agrees that it shall make available to the Collateral Agent, upon the Collateral Agent’s demand, in Dollars in immediately available funds, the amount equal to such Lender’s Pro Rata Share of each such Collateral Agent Advance. If such funds are not made available to the Collateral Agent by such Lender, the Collateral Agent shall be entitled to recover such funds on demand from such Lender, together with interest thereon for each day from the date such payment was due until the date such amount is paid to the Collateral Agent, at the Federal Funds Rate for three Business Days and thereafter at the Reference Rate. (b) The Lenders hereby irrevocably authorize and direct the Collateral Agent, at its option to (1) release any Lien granted to or held by the Collateral Agent upon any Collateral upon termination of the Total Term Loan Commitment and payment and satisfaction of all Loans and all other Obligations (other than Contingent Indemnity Obligations) in accordance with the terms hereof; or constituting property being sold or disposed of in the ordinary course of any Loan Party’s business or otherwise in compliance with the terms of this Agreement and the other Loan Documents; or constituting property in which the Loan Parties owned no interest at the time the

LEGAL_US_E # 188864993.17 140 Lien was granted or at any time thereafter; or if the property subject to such Lien is owned by a Guarantor, upon the release of such Guarantor from its Guarantee otherwise in accordance with a transaction expressly permitted by the Loan Documents; or that constitutes Excluded Property; or if approved, authorized or ratified in writing by the Lenders in accordance with Section 12.02 and (2) release any Guarantor (other than the Parent or any Borrower (except as otherwise permitted hereunder)) from its obligations under the Guarantee if such Person ceases to be a Guarantor (or becomes an Excluded Subsidiary) as a result of a transaction or designation expressly permitted hereunder. Upon request by the Collateral Agent at any time, the Lenders will confirm in writing the Collateral Agent’s authority to release particular types or items of Collateral pursuant to this Section 10.08(b). (c) Without in any manner limiting the Collateral Agent’s authority to act without any specific or further authorization or consent by the Lenders (as set forth in Section 10.08(b)), each Lender agrees to confirm in writing, upon request by the Collateral Agent, the authority to release Collateral conferred upon the Collateral Agent under Section 10.08(b). Upon receipt by the Collateral Agent of confirmation from the Lenders of its authority to release any particular item or types of Collateral, and upon prior written request by any Loan Party, the Collateral Agent shall (and is hereby irrevocably authorized by the Lenders to) execute such documents as may be necessary to evidence the release of the Liens granted to the Collateral Agent for the benefit of the Agents and the Lenders upon such Collateral; provided, however, that (i) the Collateral Agent shall not be required to execute any such document on terms which, in the Collateral Agent’s opinion, would expose the Collateral Agent to liability or create any obligations or entail any consequence other than the release of such Liens without recourse or warranty, and (ii) such release shall not in any manner discharge, affect or impair the Obligations or any Lien upon (or obligations of any Loan Party in respect of) all interests in the Collateral retained by any Loan Party. (d) Anything contained in any of the Loan Documents to the contrary notwithstanding, the Loan Parties, each Agent and each Lender hereby agree that no Lender shall have any right individually to realize upon any of the Collateral under any Loan Document or to enforce any Guaranty, it being understood and agreed that all powers, rights and remedies under the Loan Documents may be exercised solely by the Collateral Agent for the benefit of the Lenders in accordance with the terms thereof. The Collateral Agent shall have its own independent right to demand payment of the amounts payable by the Borrowers under the Loan Documents, irrespective of any discharge of the Borrower’s obligations to pay those amounts to the other Lenders resulting from failure by them to take appropriate steps in insolvency proceedings affecting the Borrowers to preserve their entitlement to be paid those amounts. (e) The Agents and the Lenders hereby irrevocably authorize the Collateral Agent, as agent for and representative of the Agents and the Lenders (but not any other Agent or any Lender or Lenders in its or their respective individual capacities unless the Required Lenders shall otherwise agree in writing), to credit bid all or any portion of the Obligations (including by accepting some or all of the Collateral in satisfaction of some or all of the Obligations pursuant to a deed in lieu of foreclosure or otherwise) and in such manner purchase (either directly or through one or more acquisition vehicles) all or any portion of the Collateral (i) at any sale thereof conducted under the provisions of the Bankruptcy Code, including under Section 363, 1123 or 1129 of the Bankruptcy Code, or any similar laws in any other jurisdictions to which a Loan Party

LEGAL_US_E # 188864993.17 141 is subject, or (ii) at any other sale, foreclosure or acceptance of collateral in lieu of debt conducted by (or with the consent or at the direction of) the Collateral Agent (whether by judicial action or otherwise) in accordance with any applicable law. In connection with any such credit bid and purchase, the Obligations owed to the Agents and the Lenders shall be entitled to be, and shall be, credit bid by the Collateral Agent (but not any other Agent or any Lender or Lenders in its or their respective individual capacities unless the Required Lenders shall otherwise agree in writing) on a ratable basis (with Obligations with respect to contingent or unliquidated claims receiving contingent interests in the acquired assets on a ratable basis that shall vest upon the liquidation of such claims in an amount proportional to the liquidated portion of the contingent claim amount used in allocating the contingent interests) for the asset or assets so purchased (or for the equity interests or debt instruments of the acquisition vehicle or vehicles that are issued in connection with such purchase). In connection with any such bid (A) the Collateral Agent shall be authorized to form one or more acquisition vehicles and to assign any successful credit bid to such acquisition vehicle or vehicles, (B) each of the Agents’ and the Lenders’ ratable interests in the Obligations which were credit bid shall be deemed without any further action under this Agreement to be assigned to such vehicle or vehicles for the purpose of closing such sale, (C) the Collateral Agent shall be authorized to adopt documents providing for the governance of the acquisition vehicle or vehicles (provided that any actions by the Collateral Agent with respect to such acquisition vehicle or vehicles, including any disposition of the assets or equity interests thereof, shall be governed, directly or indirectly, by, and the governing documents shall provide for, control by the vote of the Required Lenders or their permitted assignees under the terms of this Agreement or the governing documents of the applicable acquisition vehicle or vehicles, as the case may be, irrespective of the termination of this Agreement and without giving effect to the limitations on actions by the Required Lenders contained in Error! Reference source not found.), (D) the Collateral Agent, on behalf of such acquisition vehicle or vehicles, shall be authorized to issue to each of the Agents and the Lenders, ratably on account of the relevant Obligations which were credit bid, interests, whether as equity, partnership interests, limited partnership interests or membership interests, in any such acquisition vehicle and/or debt instruments issued by such acquisition vehicle, all without the need for any Agent, any Lender or any acquisition vehicle to take any further action, and (E) to the extent that Obligations that are assigned to an acquisition vehicle are not used to acquire Collateral for any reason (as a result of another bid being higher or better, because the amount of Obligations assigned to the acquisition vehicle exceeds the amount of Obligations credit bid by the acquisition vehicle or otherwise), such Obligations shall automatically be reassigned to the Agents and the Lenders pro rata with their original interest in such Obligations and the equity interests and/or debt instruments issued by any acquisition vehicle on account of such Obligations shall automatically be cancelled, without the need for any Agent, any Lender or any acquisition vehicle to take any further action. Notwithstanding that the ratable portion of the Obligations of each Agent and each Lender are deemed assigned to the acquisition vehicle or vehicles as set forth in clause (B) above, each Agent and each Lender shall execute such documents and provide such information regarding such Person (and/or any designee of such Person that will receive interests in or debt instruments issued by such acquisition vehicle) as the Collateral Agent may reasonably request in connection with the formation of any acquisition vehicle, the formulation or submission of any credit bid or the consummation of the transactions contemplated by such credit bid. (f) The Collateral Agent shall have no obligation whatsoever to any Lender to assure that the Collateral exists or is owned by the Loan Parties or is cared for, protected or insured or has been encumbered or that the Lien granted to the Collateral Agent pursuant to this Agreement

LEGAL_US_E # 188864993.17 142 or any other Loan Document has been properly or sufficiently or lawfully created, perfected, protected or enforced or is entitled to any particular priority, or to exercise at all or in any particular manner or under any duty of care, disclosure or fidelity, or to continue exercising, any of the rights, authorities and powers granted or available to the Collateral Agent in this Section 10.08 or in any other Loan Document, it being understood and agreed that in respect of the Collateral, or any act, omission or event related thereto, the Collateral Agent may act in any manner it may deem appropriate, in its sole discretion, given the Collateral Agent’s own interest in the Collateral as one of the Lenders and that the Collateral Agent shall have no duty or liability whatsoever to any other Lender, except as otherwise provided herein. (g) No holder of Swap Obligations shall have any rights in connection with the management or release of any Collateral or of the obligations of any Loan Party under this Agreement. No holder of Swap Obligations that obtains the benefits of any Guarantee or any Collateral by virtue of the provisions hereof or of any other Loan Document shall have any right to notice of any action or to consent to, direct or object to any action hereunder or under any other Loan Document or otherwise in respect of the Collateral (including the release or impairment of any Collateral) other than in its capacity as a Lender or Agent and, in such case, only to the extent expressly provided in the Loan Documents. Notwithstanding any other provision of this Agreement to the contrary, no Agent shall be required to verify the payment of, or that other satisfactory arrangements have been made with respect to, Obligations arising under Hedge Agreements. Section 10.09. Agency for Perfection. Each Agent and each Lender hereby appoints each other Agent and each other Lender as agent and bailee for the purpose of perfecting the security interests in and liens upon the Collateral in assets which, in accordance with Article 9 of the Uniform Commercial Code, can be perfected only by possession or control (or where the security interest of a secured party with possession or control has priority over the security interest of another secured party) and each Agent and each Lender hereby acknowledges that it holds possession of or otherwise controls any such Collateral for the benefit of the Agents and the Lenders as secured party. Should the Administrative Agent or any Lender obtain possession or control of any such Collateral, the Administrative Agent or such Lender shall notify the Collateral Agent thereof, and, promptly upon the Collateral Agent’s request therefor shall deliver such Collateral to the Collateral Agent or in accordance with the Collateral Agent’s instructions. In addition, the Collateral Agent shall also have the power and authority hereunder to appoint such other sub-agents as may be necessary or required under applicable state law or otherwise to perform its duties and enforce its rights with respect to the Collateral and under the Loan Documents. Each Loan Party by its execution and delivery of this Agreement hereby consents to the foregoing. Section 10.10. No Reliance on any Agent’s Customer Identification Program. Each Lender acknowledges and agrees that neither such Lender, nor any of its Affiliates, participants or assignees, may rely on any Agent to carry out such Lender’s, Affiliate’s, participant’s or assignee’s customer identification program, or other requirements imposed by Anti-Money Laundering Laws, including the USA PATRIOT Act or the regulations issued thereunder as set forth in 31 C.F.R. §§ 1010.100(yy), (iii), 1020.100, and 1020.220 (formerly 31 C.F.R. § 103.121), as hereafter amended or replaced (“CIP Regulations”), including any programs involving any of the following items relating to or in connection with any of the Loan

LEGAL_US_E # 188864993.17 143 Parties, their Affiliates or their agents, the Loan Documents, or the transactions hereunder or contemplated hereby: (1) any identity verification procedures, (2) any recordkeeping, (3) comparisons with government lists, (4) customer notices or (5) other procedures required under the CIP Regulations or other regulations issued under Anti-Money Laundering Laws, including the USA PATRIOT Act. Each Lender, Affiliate, participant or assignee subject to Section 326 of the USA PATRIOT Act will perform the measures necessary to satisfy its own responsibilities under the CIP Regulations. Section 10.11. No Third Party Beneficiaries. The provisions of this Article are solely for the benefit of the Secured Parties, and no Loan Party shall have rights as a third-party beneficiary of any of such provisions. Section 10.12. No Fiduciary Relationship. It is understood and agreed that the use of the term “agent” herein or in any other Loan Document (or any other similar term) with reference to any Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead such term is used as a matter of market custom, and is intended to create or reflect only an administrative relationship between contracting parties. Section 10.13. Reports; Confidentiality; Disclaimers. By becoming a party to this Agreement, each Lender: (a) is deemed to have requested that each Agent furnish such Lender, promptly after it becomes available, a copy of each field audit or examination report with respect to the Parent or any of its Subsidiaries (each, a “Report”) prepared by or at the request of such Agent, and each Agent shall so furnish each Lender with each such Report, (b) expressly agrees and acknowledges that the Agents (i) do not make any representation or warranty as to the accuracy of any Reports, and (ii) shall not be liable for any information contained in any Reports, (c) expressly agrees and acknowledges that the Reports are not comprehensive audits or examinations, that any Agent or other party performing any audit or examination will inspect only specific information regarding the Parent and its Subsidiaries and will rely significantly upon the Parent’s and its Subsidiaries’ books and records, as well as on representations of their personnel, (d) agrees to keep all Reports and other material, non-public information regarding the Parent and its Subsidiaries and their operations, assets, and existing and contemplated business plans in a confidential manner in accordance with Section 12.19, and (e) without limiting the generality of any other indemnification provision contained in this Agreement, agrees: (i) to hold any Agent and any other Lender preparing a Report harmless from any action the indemnifying Lender may take or fail to take or any conclusion the indemnifying Lender may reach or draw from any Report in connection with any loans or other credit accommodations that the indemnifying Lender has made or may make to the Borrowers, or the indemnifying Lender’s participation in, or the indemnifying Lender’s purchase of, a loan or loans of the Borrowers, and (ii) to pay and protect, and indemnify, defend and hold

LEGAL_US_E # 188864993.17 144 any Agent and any other Lender preparing a Report harmless from and against, the claims, actions, proceedings, damages, costs, expenses, and other amounts (including, attorneys’ fees and costs) incurred by any such Agent and any such other Lender preparing a Report as the direct or indirect result of any third parties who might obtain all or part of any Report through the indemnifying Lender. Section 10.14. Collateral Custodian. Upon the occurrence and during the continuance of any Default or Event of Default, the Collateral Agent or its designee may at any time and from time to time employ and maintain on the premises of any Loan Party a custodian selected by the Collateral Agent or its designee who shall have full authority to do all acts necessary to protect the Agents’ and the Lenders’ interests. Each Loan Party hereby agrees to, and to cause its Subsidiaries to, cooperate with any such custodian and to do whatever the Collateral Agent or its designee may reasonably request to preserve the Collateral. All costs and expenses incurred by the Collateral Agent or its designee by reason of the employment of the custodian shall be the responsibility of the Borrowers and charged to the Loan Account. Section 10.15. [Reserved]. Section 10.16. [Reserved]. Section 10.17. Collateral Agent May File Proofs of Claim. In case of the pendency of any proceeding under any Debtor Relief Law or any other judicial proceeding relative to any Loan Party, the Collateral Agent (irrespective of whether the principal of any Loan shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether any Agent shall have made any demand on the Borrowers) shall be entitled and empowered (but not obligated) by intervention in such proceeding or otherwise: (a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Secured Parties (including any claim for the compensation, expenses, disbursements and advances of the Secured Parties and their respective agents and counsel and all other amounts due the Secured Parties hereunder and under the other Loan Documents) allowed in such judicial proceeding; and (b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Secured Party to make such payments to the Collateral Agent and, in the event that the Collateral Agent shall consent to the making of such payments directly to the Secured Parties, to pay to the Collateral Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Collateral Agent and its agents and counsel, and any other amounts due the Collateral Agent hereunder and under the other Loan Documents. Section 10.18. Erroneous Payments.

LEGAL_US_E # 188864993.17 145 (a) If the Administrative Agent (x) notifies a Lender or any Person who has received funds on behalf of a Lender (any such Lender or other recipient (and each of their respective successors and assigns), a “Payment Recipient”) that the Administrative Agent has determined in its sole discretion (whether or not after receipt of any notice under immediately succeeding clause (b)) that any funds (as set forth in such notice from the Administrative Agent) received by such Payment Recipient from the Administrative Agent or any of its Affiliates were erroneously or mistakenly transmitted to, or otherwise erroneously or mistakenly received by, such Payment Recipient (whether or not known to such Lender or other Payment Recipient on its behalf) (any such funds, whether transmitted or received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise, individually and collectively, an “Erroneous Payment”) and (y) demands in writing the return of such Erroneous Payment (or a portion thereof), such Erroneous Payment shall at all times remain the property of the Administrative Agent pending its return or repayment as contemplated below in this Section 10.18 and held in trust for the benefit of the Administrative Agent, and such Lender shall (or, with respect to any Payment Recipient who received such funds on its behalf, shall cause such Payment Recipient to) promptly, but in no event later than two Business Days thereafter (or such later date as the Administrative Agent may, in its sole discretion, specify in writing), return to the Administrative Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made, in same day funds (in the currency so received), together with interest thereon (except to the extent waived in writing by the Administrative Agent) in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such Payment Recipient to the date such amount is repaid to the Administrative Agent in same day funds at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect. A notice of the Administrative Agent to any Payment Recipient under this clause (a) shall be conclusive, absent manifest error. (b) Without limiting immediately preceding clause (a), each Lender or any Person who has received funds on behalf of a Lender (and each of their respective successors and assigns), agrees that if it receives a payment, prepayment or repayment (whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise) from the Administrative Agent (or any of its Affiliates) (x) that is in a different amount than, or on a different date from, that specified in this Agreement or in a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates) with respect to such payment, prepayment or repayment, (y) that was not preceded or accompanied by a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates), or (z) that such Lender or other such recipient, otherwise becomes aware was transmitted, or received, in error or by mistake (in whole or in part), then in each such case: (i) it acknowledges and agrees that (A) in the case of immediately preceding clauses (x) or (y), an error and mistake shall be presumed to have been made (absent written confirmation from the Administrative Agent to the contrary) or (B) an error and mistake has been made (in the case of immediately preceding clause (z)), in each case, with respect to such payment, prepayment or repayment; and (ii) such Lender shall use commercially reasonable efforts to (and shall use commercially reasonable efforts to cause any other recipient that receives funds on its respective behalf to) promptly (and, in all events, within one Business Day of its knowledge

LEGAL_US_E # 188864993.17 146 of the occurrence of any of the circumstances described in immediately preceding clauses (x), (y) and (z)) notify the Administrative Agent of its receipt of such payment, prepayment or repayment, the details thereof (in reasonable detail) and that it is so notifying the Administrative Agent pursuant to this Section 10.18(b). For the avoidance of doubt, the failure to deliver a notice to the Administrative Agent pursuant to this Section 10.18(b) shall not have any effect on a Payment Recipient’s obligations pursuant to Section 10.18(a) or on whether or not an Erroneous Payment has been made. (c) Each Lender hereby authorizes the Administrative Agent to set off, net and apply any and all amounts at any time owing to such Lender under any Loan Document, or otherwise payable or distributable by the Administrative Agent to such Lender under any Loan Document with respect to any payment of principal, interest, fees or other amounts, against any amount that the Administrative Agent has demanded to be returned under immediately preceding clause (a). (d) The parties hereto agree that (x) irrespective of whether the Administrative Agent may be equitably subrogated, in the event that an Erroneous Payment (or portion thereof) is not recovered from any Payment Recipient that has received such Erroneous Payment (or portion thereof) for any reason, the Administrative Agent shall be subrogated to all the rights and interests of such Payment Recipient (and, in the case of any Payment Recipient who has received funds on behalf of a Lender, to the rights and interests of such Lender) under the Loan Documents with respect to such amount (the “Erroneous Payment Subrogation Rights”) and (y) an Erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Obligations owed by the Borrower; provided that this Section 10.18 shall not be interpreted to increase (or accelerate the due date for), or have the effect of increasing (or accelerating the due date for), the Obligations of the Borrowers relative to the amount (or timing for payment) of the Obligations that would have been payable had such Erroneous Payment not been made by the Administrative Agent; provided, further, that for the avoidance of doubt, immediately preceding clauses (x) and (y) shall not apply to the extent any such Erroneous Payment is, and solely with respect to the amount of such Erroneous Payment that is, comprised of funds received by the Administrative Agent from, or on behalf of (including through the exercise of remedies under any Loan Document), the Borrowers for the purpose of a payment on the Obligations. (e) To the extent permitted by applicable law, no Payment Recipient shall assert any right or claim to an Erroneous Payment, and hereby waives, and is deemed to waive, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Erroneous Payment received, including, without limitation, any defense based on “discharge for value” or any similar doctrine. Each party’s obligations, agreements and waivers under this Section 10.18 shall survive the resignation or replacement of the Administrative Agent, any transfer of rights or obligations by, or the replacement of, a Lender, the termination of the applicable Commitments or the repayment, satisfaction or discharge of all Obligations (or any portion thereof) under any Loan Document. Section 10.19. Parallel Debt.

LEGAL_US_E # 188864993.17 147 (a) Each Loan Party hereby irrevocably and unconditionally undertakes to pay (each such payment undertaking by a Loan Party, a “Parallel Debt”) to the Collateral Agent amounts equal to the amounts due by that Loan Party in respect of its Corresponding Obligations as they may exist from time to time. (b) The Parallel Debt of each Loan Party will be payable in the currency of the Corresponding Obligations and will become due and payable as and when and to the extent the relevant Corresponding Obligations become due and payable. An Event of Default in respect of the Corresponding Obligations shall constitute a default (verzuim) within the meaning of section 3:248 of the Dutch Civil Code with respect to the Parallel Debts without any notice being required. (c) Each of the parties to this Agreement hereby acknowledges that: (i) each Parallel Debt constitutes an undertaking, obligation and liability to the Collateral Agent which is separate and independent from, and without prejudice to, the Corresponding Obligations of the relevant Loan Party; and (ii) each Parallel Debt represents the Collateral Agent's own separate and independent claim to receive payment of the Parallel Debt from the relevant Loan Party, it being understood, in each case, that pursuant to this paragraph (c), the amount which may become payable by each Loan Party by way of Parallel Debts shall not exceed at any time the total of the amounts which are payable under or in connection with the Corresponding Obligations of that Loan Party at such time. (d) An amount paid by a Loan Party to the Collateral Agent in respect of the Parallel Debt will discharge the liability of the Loan Parties under the Corresponding Obligations in an equal amount. (e) For the purpose of this Section 10.19, the Collateral Agent acts in its own name and for itself and not as agent, trustee or representative of any other Secured Party. (f) For purposes of any pledge governed by the laws of the Netherlands or Germany, any resignation by the Collateral Agent is not effective with respect to its rights under the Parallel Debts until all rights and obligations under the Parallel Debts have been assigned and assumed to the successor Administrative Agent. (g) The Collateral Agent will reasonably cooperate in assigning its rights and obligations under the Parallel Debts to a successor agent and will reasonably cooperate in transferring all rights and obligations under any security document governed by Dutch law or German law to such successor administrative agent. All other parties to this Agreement, hereby, in advance, irrevocably grant their cooperation (medewerking) to such transfer of all rights and obligations by the Collateral Agent to a successor Collateral Agent. Section 10.20. German Security Documents. (a) The Collateral Agent shall:

LEGAL_US_E # 188864993.17 148 (i) hold, administer and (subject to the same having become enforceable and to the terms of this Agreement and/or any other Loan Document) realise any such German Security which is transferred or assigned (Sicherungseigentum/Sicherungsabtretung) or otherwise granted under a non-accessory security right (nicht-akzessorische Sicherheit) to it in its own name as trustee (treuhänderisch) for the benefit of the other Secured Parties; and (ii) administer and (subject to the same having become enforceable and to the terms of this Agreement) realise in its own name any German Security which is granted to it by way of pledge or other accessory instruments (akzessorische Sicherheit) with regard to its own Obligations, including, but not limited to, its rights under section 10.19 (Parallel Debt). (b) It is hereby agreed that, in relation to any jurisdiction the courts of which would not recognise or give effect to the trust expressed to be created by paragraph (a) above, the relationship of the Secured Parties to the Collateral Agent in relation to any German Security shall be construed as one of principal and agent but, to the extent permissible under the laws of such jurisdiction, all the other provisions of this section 10.20 shall have full force and effect between the Parties. (c) Each Secured Party which becomes a party to this Agreement ratifies and approves all acts and declarations previously done by the Collateral Agent on such Secured Party's behalf in relation to the creation of any pledge (Pfandrecht) on behalf and for the benefit of any Secured Party in respect of the German Security. (d) Each Secured Party (other than the Collateral Agent) hereby authorises and grants power of attorney to the Collateral Agent to: (i) accept as its representative (Stellvertreter) any pledge or other creation of any accessory security right granted in favour of such Secured Party in relation to the Loan Documents and to act and execute on its behalf as its representative (Stellvertreter), subject to the terms of the Loan Documents, amendments or releases of, accessions, waivers and alterations to, and to carry out similar dealings with regard to any German Security which creates a pledge or any other accessory security right; (ii) act on its behalf and in its name in connection with the preparation, execution and de-livery of the German Security and the perfection and monitoring of the German Security; (iii) execute on behalf of itself and each other Party where relevant without the need for any further referral to, or authority from, any other person all necessary releases or confirmations of any German Security in relation to the disposal of any asset which is permitted under the German Security or consented or agreed upon in accordance with the Loan Documents; (iv) realize such German Security, subject to the provisions of the Loan Documents; and (v) make all statements necessary or appropriate in connection with the foregoing paragraphs.

LEGAL_US_E # 188864993.17 149 (e) Each Secured Party hereby releases the Collateral Agent from the restrictions pursuant to section 181 the German Civil Code (Bürgerliches Gesetzbuch) and similar restrictions under any applicable law, in each case to the extent legally possible for such Secured Party. (f) Each of the Secured Parties hereby authorises the Collateral Agent to (sub- )delegate any powers granted to it under this section 10.20 to any attorney it may elect in its discretion and to grant powers of attorney to any such attorney (including the exemption from self- dealing and multi-representation (in particular from the restrictions of section 181 the German Civil Code (Bürgerliches Gesetzbuch) (in each case to the extent legally possible). A Secured Party which is excluded from granting such exemption for legal reasons shall notify the Collateral Agent accordingly. ARTICLE XI GUARANTY Section 11.01. Guaranty. Each Guarantor hereby jointly and severally and unconditionally and irrevocably guarantees, as a primary obligor and not as a surety to each Secured Party and their respective permitted successors and assigns, the punctual payment in cash when due, without any demand or notice whatsoever, whether at stated maturity, by acceleration or otherwise, of all Obligations of the Borrowers now or hereafter existing under any Loan Document, whether for principal, interest (including, without limitation, all interest that accrues after the commencement of any Insolvency Proceeding of any Borrower, whether or not a claim for post-filing interest is allowed in such Insolvency Proceeding), fees, commissions, expense reimbursements, indemnifications or otherwise (such obligations, to the extent not paid by the Borrowers, being the “Guaranteed Obligations”), and agrees to pay any and all expenses (including reasonable counsel fees and expenses) incurred by the Secured Parties in enforcing any rights under the guaranty set forth in this Article XI. The Guarantors hereby jointly and severally agree that if the Borrowers or other Guarantors shall fail to pay in full when due (whether at stated maturity, by acceleration or otherwise) any of the Guaranteed Obligations, the Guarantors will promptly pay the same in cash, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of the Guaranteed Obligations, the same will be promptly paid in full when due (whether at extended maturity, by acceleration or otherwise) in accordance with the terms of such extension or renewal. Without limiting the generality of the foregoing, each Guarantor’s liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by the Borrowers to the Secured Parties under any Loan Document but for the fact that they are unenforceable or not allowable due to the existence of an Insolvency Proceeding involving any Borrower. Notwithstanding any of the foregoing, Guaranteed Obligations shall not include any Excluded Swap Obligations. In no event shall the obligation of any Guarantor hereunder exceed the maximum amount such Guarantor could guarantee under any Debtor Relief Law. Without derogating from the terms of this Agreement or from any defenses or rights available to the Guarantor under the laws governing this Agreement, each Guarantor incorporated under the laws of the State of Israel hereby agrees that the Israeli Guarantee Law (including any

LEGAL_US_E # 188864993.17 150 rights and defenses thereunder) shall not apply to the Guaranty and that should the Israeli Guarantee Law for any reason be deemed to be applicable to this Agreement, each such Guarantor hereby irrevocably and unconditionally waives all rights and defenses that may have been available to it under the Israeli Guarantee Law. Section 11.02. Guaranty Absolute. Each Guarantor jointly and severally guarantees that the Guaranteed Obligations will be paid strictly in accordance with the terms of the Loan Documents, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Secured Parties with respect thereto. Each Guarantor agrees that this Article XI constitutes a guaranty of payment when due and not of collection and waives any right to require that any resort be made by any Agent or any Lender to any Collateral. The obligations of each Guarantor under this Article XI are independent of the Guaranteed Obligations, and a separate action or actions may be brought and prosecuted against each Guarantor to enforce such obligations, irrespective of whether any action is brought against any Loan Party or whether any Loan Party is joined in any such action or actions. The liability of each Guarantor under this Article XI shall be irrevocable, absolute and unconditional irrespective of, and each Guarantor hereby, to the extent permitted by applicable law, irrevocably waives any defenses it may now or hereafter have in any way relating to, any or all of the following: (a) any lack of validity or enforceability of any Loan Document or any agreement or instrument relating thereto; (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations, or any other amendment or waiver of or any consent to departure from any Loan Document, including, without limitation, any extension of the time for any performance of or compliance with the Guaranteed Obligations, any increase in the Guaranteed Obligations resulting from the extension of additional credit to any Loan Party or otherwise; (c) the acceleration of maturity of any of the Obligations, or any taking, exchange, release or non-perfection of any Collateral, or any taking, release or amendment or waiver of or consent to departure from any other guaranty, for all or any of the Guaranteed Obligations; (d) the existence of any claim, set-off, defense or other right that any Guarantor may have at any time against any Person, including, without limitation, any Secured Party; (e) any change, restructuring or termination of the corporate, limited liability company or partnership structure or existence of any Loan Party; or (f) any other circumstance (including, without limitation, any statute of limitations) or any existence of or reliance on any representation by the Secured Parties that might otherwise constitute a defense available to, or a discharge of, any Loan Party or any other guarantor or surety. This Article XI shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by

LEGAL_US_E # 188864993.17 151 Secured Parties or any other Person upon the insolvency, bankruptcy or reorganization of any Borrower or otherwise, all as though such payment had not been made. Section 11.03. Waiver. Each Guarantor hereby waives to the extent permitted by applicable law (i) presentment, protest, promptness and diligence, (ii) notice of acceptance and any other notice with respect to any of the Guaranteed Obligations and this Article XI and any requirement that the Secured Parties exhaust any right or take any action against any Loan Party or any other Person or any Collateral or proof of reliance by any Secured Party upon this Guaranty, (iii) any right to compel or direct any Secured Party to seek payment or recovery of any amounts owed under this Article XI from any one particular fund or source or to exhaust any right or take any action against any other Loan Party, any other Person or any Collateral, (iv) any requirement that any Secured Party protect, secure, perfect or insure any security interest or Lien on any property subject thereto or exhaust any right to take any action against any Loan Party, any other Person or any Collateral, and (v) any other defense available to any Guarantor. Each Guarantor agrees that the Secured Parties shall have no obligation to marshal any assets in favor of any Guarantor or against, or in payment of, any or all of the Obligations. Each Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated herein and that the waiver set forth in this Section 11.03 is knowingly made in contemplation of such benefits. Each Guarantor hereby waives any right to revoke this Article XI, and acknowledges that this Article XI is continuing in nature and applies to all Guaranteed Obligations, whether existing now or in the future. Section 11.04. Continuing Guaranty; Assignments. This Article XI is a continuing guaranty and shall (a) remain in full force and effect until the cash payment in full of the Guaranteed Obligations (other than Contingent Indemnity Obligations) and all other amounts payable under this Article XI, (b) be binding upon each Guarantor, its successors and assigns and (c) inure to the benefit of and be enforceable by the Secured Parties and their successors, pledgees, transferees and assigns. Without limiting the generality of the foregoing clause (c), any Lender may pledge, assign or otherwise transfer all or any portion of its rights and obligations under this Agreement (including, without limitation, all or any portion of its Commitments, its Loans owing to it) to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted such Lender herein or otherwise, in each case as provided in Section 12.07. Section 11.05. Subrogation. No Guarantor will exercise any rights that it may now or hereafter acquire against any Loan Party or any other guarantor that arise from the existence, payment, performance or enforcement of such Guarantor’s obligations under this Article XI, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of the Secured Parties against any Loan Party or any other guarantor or any Collateral, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from any Loan Party or any other guarantor, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security solely on account of such claim, remedy or right, unless and until all of the Guaranteed Obligations (other than Contingent Indemnity Obligations) and all other amounts payable under this Article XI shall have been paid in full in cash. If any amount shall be paid to any Guarantor in violation of the immediately preceding sentence at any time prior to the payment in full in cash of the Guaranteed

LEGAL_US_E # 188864993.17 152 Obligations (other than Contingent Indemnity Obligations) and all other amounts payable under this Article XI, such amount shall be held in trust for the benefit of the Secured Parties and shall forthwith be paid to the Secured Parties to be credited and applied to the Guaranteed Obligations and all other amounts payable under this Article XI, whether matured or unmatured, in accordance with the terms of this Agreement, or to be held as Collateral for any Guaranteed Obligations or other amounts payable under this Article XI thereafter arising. If (i) any Guarantor shall make payment to the Secured Parties of all or any part of the Guaranteed Obligations and (ii) all of the Guaranteed Obligations and all other amounts payable under this Article XI shall be paid in full in cash, the Secured Parties will, at such Guarantor’s request and expense, execute and deliver to such Guarantor appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to such Guarantor of an interest in the Guaranteed Obligations resulting from such payment by such Guarantor. Section 11.06. Contribution. All Guarantors desire to allocate among themselves, in a fair and equitable manner, their obligations arising under this Guaranty. Accordingly, in the event any payment or distribution is made on any date by a Guarantor under this Guaranty such that its Aggregate Payments exceeds its Fair Share as of such date, such Guarantor shall be entitled to a contribution from each of the other Guarantors in an amount sufficient to cause each Guarantor’s Aggregate Payments to equal its Fair Share as of such date. “Fair Share” means, with respect to any Guarantor as of any date of determination, an amount equal to (a) the ratio of (i) the Fair Share Contribution Amount with respect to such Guarantor, to (ii) the aggregate of the Fair Share Contribution Amounts with respect to all Guarantors multiplied by, (b) the aggregate amount paid or distributed on or before such date by all Guarantors under this Guaranty in respect of the obligations Guaranteed. “Fair Share Contribution Amount” means, with respect to any Guarantor as of any date of determination, the maximum aggregate amount of the obligations of such Guarantor under this Guaranty that would not render its obligations hereunder subject to avoidance as a fraudulent transfer or conveyance under Section 548 of Title 11 of the United States Code or any comparable applicable provisions of state law; provided, solely for purposes of calculating the “Fair Share Contribution Amount” with respect to any Guarantor for purposes of this Section 11.06, any assets or liabilities of such Guarantor arising by virtue of any rights to subrogation, reimbursement or indemnification or any rights to or obligations of contribution hereunder shall not be considered as assets or liabilities of such Guarantor. “Aggregate Payments” means, with respect to any Guarantor as of any date of determination, an amount equal to (A) the aggregate amount of all payments and distributions made on or before such date by such Guarantor in respect of this Guaranty (including, without limitation, in respect of this Section 11.06), minus (B) the aggregate amount of all payments received on or before such date by such Guarantor from the other Guarantors as contributions under this Section 11.06. The amounts payable as contributions hereunder shall be determined as of the date on which the related payment or distribution is made by the applicable Guarantor. The allocation among Guarantors of their obligations as set forth in this Section 11.06 shall not be construed in any way to limit the liability of any Guarantor hereunder. Each Guarantor is a third party beneficiary to the contribution agreement set forth in this Section 11.06. For the avoidance of doubt, this Article 11 (including all the foregoing in this Section 11.02) is subject to Article XIII below

LEGAL_US_E # 188864993.17 153 ARTICLE XII MISCELLANEOUS Section 12.01. Notices, Etc. (a) Notices Generally. All notices and other communications provided for hereunder shall be in writing and shall be delivered by hand, sent by registered or certified mail (postage prepaid, return receipt requested), overnight courier, telecopier or email. In the case of notices or other communications to any Loan Party, Administrative Agent or the Collateral Agent, as the case may be, they shall be sent to the respective address set forth below (or, as to each party, at such other address as shall be designated by such party in a written notice to the other parties complying as to delivery with the terms of this Section 12.01): Digital Turbine, Inc. 110 San Antonio St., Suite 160 Austin, TX 78701 Attention: Steve Lasher Email: stephen.lasher@digitalturbine.com if to the Administrative Agent or the Collateral Agent, to it at the following address: Blue Torch Finance LLC c/o Blue Torch Capital LP 150 East 58th Street, 39th Floor New York, New York 10155 Email: BlueTorchAgency@alterdomus.com with a copy to: SEI – Blue Torch Capital Loan Ops 1 Freedom Valley Drive Oaks, Pennsylvania 19456 Telecopier: (469) 709-1839 Email: bluetorch.loanops@seic.com in each case, with a copy to: Paul Hastings LLP 200 Park Avenue New York, New York 10166 Attention: Jennifer Daly Email: jenniferdaly@paulhastings.com All notices or other communications sent in accordance with this Section 12.01, shall be deemed received on the earlier of the date of actual receipt or 3 Business Days after the deposit thereof in

LEGAL_US_E # 188864993.17 154 the mail; provided, that (i) notices sent by overnight courier service shall be deemed to have been given when received and (ii) notices by facsimile shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient), provided, further that notices to any Agent pursuant to Article II shall not be effective until received by such Agent. (b) Electronic Communications. (i) Each Agent and the Administrative Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications. Notices and other communications to the Lenders hereunder may be delivered or furnished by electronic communication (including e mail and Internet or intranet websites) pursuant to procedures approved by the Agents, provided that the foregoing shall not apply to notices to any Lender pursuant to Article II if such Lender has notified the Agents that it is incapable of receiving notices under such Article by electronic communication. (ii) Unless the Administrative Agent otherwise prescribes, (A) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), and (B) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient, at its e-mail address as described in the foregoing clause (A), of notification that such notice or communication is available and identifying the website address therefor; provided that, for both clauses (A) and (B) above, if such notice, email or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient. Section 12.02. Amendments, Etc. (a) No amendment or waiver of any provision of this Agreement or any other Loan Document (excluding the Fee Letter), and no consent to any departure by any Loan Party therefrom, shall in any event be effective unless the same shall be in writing and signed (x) in the case of an amendment, consent or waiver to cure any ambiguity, omission, defect or inconsistency or granting a new Lien for the benefit of the Agents and the Lenders or extending an existing Lien over additional property, by the Agents and the Borrowers (or by the Administrative Borrower on behalf of the Borrowers), (y) in the case of any other waiver or consent, by the Required Lenders (or by the Collateral Agent with the consent of the Required Lenders) and (z) in the case of any other amendment, by the Required Lenders (or by the Collateral Agent with the consent of the Required Lenders) and the Borrowers (or by the Administrative Borrower on behalf of the Borrowers), and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no amendment, waiver or consent shall: (i) increase the Commitment of any Lender, reduce the principal of, or interest on, the Loans payable to any Lender, reduce the amount of any fee payable for the account of any Lender, or postpone or extend any scheduled date fixed for any payment of principal of, or interest or fees on, the Loans payable to any Lender, in each case, without the written consent of

LEGAL_US_E # 188864993.17 155 such Lender directly and adversely affected thereby (it being understood, for the avoidance of doubt that with the consent of the Required Lenders, additional extensions of credit pursuant to this Agreement may be included in the determination of the Required Lenders) (it being understood that (x) no amendment, modification, waiver of, deferral of, or consent to departure from any condition precedent, representation, warranty, covenant, Default, Event of Default, mandatory prepayment or mandatory reduction of the Commitments shall constitute an increase of any Commitment of any Lender and (y) no amendment, modification or waiver of any condition precedent, representation, warranty, covenant, Default, Event of Default, the financial covenant definitions or financial ratios or any component thereof, default interest, “most favored nation” protection, mandatory prepayment or mandatory reduction of the Commitments shall constitute a reduction or forgiveness in the interest rates or the fees or premiums for purposes of this clause (i)); (ii) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Loans that is required for the Lenders or any of them to take any action hereunder without the written consent of each Lender directly and adversely affected thereby (it being understood, for the avoidance of doubt that with the consent of the Required Lenders, additional extensions of credit pursuant to this Agreement may be included in the determination of the Required Lenders); (iii) amend the definition of “Required Lenders” or “Pro Rata Share” without the written consent of each Lender directly and adversely affected thereby (it being understood, for the avoidance of doubt that with the consent of the Required Lenders, additional funded extensions of credit pursuant to this Agreement may be included in the determination of the Required Lenders); (iv) release all or a substantial portion of the Collateral (except as otherwise provided in this Agreement and the other Loan Documents as in effect on the Effective Date), subordinate or have the effect of subordinating any Lien granted in favor of the Collateral Agent for the benefit of the Agents and the Lenders (other than Liens permitted under this Agreement as in effect on the Effective Date), subordinate or have the effect of subordinating the Obligations in right of payment or lien priority to any other Indebtedness (other than Indebtedness permitted to be incurred hereunder as of the Effective Date) or release any Borrower or any Guarantor from all of substantially all of the value of the Guarantees (except in connection with a Disposition of the Equity Interests thereof permitted by Section 7.02(c)(ii)), in each case, without the written consent of each Lender directly and adversely affected thereby; provided, that the Required Lenders may elect to release all or a substantial portion of the Collateral without the requirement to obtain the written consent of each Lender directly and adversely affected thereby if such release is in connection with (x) an exercise of remedies by the Collateral Agent at the direction of the Required Lenders pursuant to Section 9.01 or (y) any Disposition of all or a substantial portion of the Collateral by one or more of the Loan Parties with the consent of the Required Lenders after the occurrence and during the continuance of an Event of Default so long as such Disposition is conducted in a commercially reasonable manner as if such Disposition were a disposition of collateral by a secured creditor in accordance with Article 9 of the UCC; or (v) amend, modify or waive Section 4.02, Section 4.03 or this Section 12.02 without the written consent of each Lender directly and adversely affected thereby.

LEGAL_US_E # 188864993.17 156 (b) Notwithstanding anything to the contrary in Section 12.02(a): (i) no amendment, waiver or consent shall, unless in writing and signed by an Agent, affect the rights or duties of such Agent (but not in its capacity as a Lender) under this Agreement or the other Loan Documents; (ii) any amendment, waiver or consent to any provision of this Agreement (including Sections 4.01 and 4.02) that permits any Loan Party or any of their respective Affiliates to purchase Loans on a non-pro rata basis, become an eligible assignee pursuant to Section 12.07 and/or make offers to make optional prepayments on a non-pro rata basis shall require the prior written consent of each Lender directly affected thereby; (iii) any Control Agreement, Guaranty, Mortgage, Security Agreement, Intellectual Property Security Agreement, or other agreement or document purporting to create or perfect a security interest or grant a Lien in any of the Collateral, in each case, as amended, restated, amended and restated, supplemented or otherwise modified from time to time (a “Collateral Document”) may be amended, waived or otherwise modified with the consent of the applicable Agent and the applicable Loan Party without the need to obtain the consent of any Lender or any other Person if such amendment, modification, supplement or waiver is delivered in order (A) to comply with local Requirements of Law (including foreign law or regulatory requirements) or advice of local counsel, (B) to cure any ambiguity, inconsistency, omission, mistake or defect or (C) to cause such Collateral Document to be consistent with this Agreement and the other Loan Documents, and if the Administrative Agent and the Administrative Borrower shall have jointly identified an ambiguity, inconsistency, omission, mistake or defect, in each case, in any provision of any Loan Document (other than a Collateral Document), then the Administrative Agent and the Administrative Borrower shall be permitted to amend such provision; any amendment, waiver or modification pursuant to this paragraph shall become effective without any further action or consent of any other party to any Loan Document if the same is not objected to in writing by the Required Lenders within five (5) Business Days following receipt of notice thereof; (iv) no consent of any Loan Party shall be required to change any order of priority set forth in Section 2.05(d) and Section 4.03; (v) the Administrative Agent and the Administrative Borrower may enter into an amendment to this Agreement pursuant to Section 2.07(g) to reflect an alternate service or index rate and such other related changes to this Agreement as may be applicable; and (vi) no Defaulting Lender or any of its Affiliates that is a Lender shall have any right to approve or disapprove any amendment, waiver or consent under the Loan Documents and any Loans held by such Person for purposes hereof shall be automatically deemed to be voted pro rata according to the Loans of all other Lenders in the aggregate (other than such Defaulting Lender or Affiliate). (c) If any action to be taken by the Lenders hereunder requires the consent, authorization, or agreement of all of the Lenders or any Lender affected thereby, and a Lender other than the Collateral Agent and the Administrative Agent and their respective Affiliates and Related Funds (the “Holdout Lender”) fails to give its consent, authorization, or agreement, then

LEGAL_US_E # 188864993.17 157 the Collateral Agent, upon at least 5 Business Days prior irrevocable notice to the Holdout Lender, may permanently replace the Holdout Lender with one or more substitute lenders (each, a “Replacement Lender”), and the Holdout Lender shall have no right to refuse to be replaced hereunder. Such notice to replace the Holdout Lender shall specify an effective date for such replacement, which date shall not be later than 15 Business Days after the date such notice is given. Prior to the effective date of such replacement, the Holdout Lender and each Replacement Lender shall execute and deliver an Assignment and Acceptance, subject only to the Holdout Lender being repaid its share of the outstanding Obligations without any premium or penalty of any kind whatsoever. If the Holdout Lender shall refuse or fail to execute and deliver any such Assignment and Acceptance prior to the effective date of such replacement, the Holdout Lender shall be deemed to have executed and delivered such Assignment and Acceptance. The replacement of any Holdout Lender shall be made in accordance with the terms of Section 12.07. Until such time as the Replacement Lenders shall have acquired all of the Obligations, the Commitments, and the other rights and obligations of the Holdout Lender hereunder and under the other Loan Documents, the Holdout Lender shall remain obligated to make its Pro Rata Share of Loans. (d) In connection with any amendment, waiver, determination or direction relating to any part of a representation or covenant in respect of which a Lender has notified the Administrative Agent pursuant to and in accordance with sections 6.01(bb)(vi), 7.01(n)(v) and/or (7.02(bb)(vi) (each a "Restricted Lender", the Commitments of that Restricted Lender will be excluded for the purpose of determining whether any applicable consent threshold has been obtained or whether the determination or direction by the applicable consent threshold required to make the relevant determination or direction has been made. Section 12.03. No Waiver; Remedies, Etc. No failure on the part of any Agent or any Lender to exercise, and no delay in exercising, any right hereunder or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right under any Loan Document preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies of the Agents and the Lenders provided herein and in the other Loan Documents are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law. The rights of the Agents and the Lenders under any Loan Document against any party thereto are not conditional or contingent on any attempt by the Agents and the Lenders to exercise any of their rights under any other Loan Document against such party or against any other Person. Section 12.04. Expenses; Taxes; Attorneys’ Fees. The Borrowers will pay on demand, all reasonable and documented out-of-pocket costs and expenses incurred by or on behalf of each Agent and each Lender, regardless of whether the transactions contemplated hereby are consummated, including, without limitation, reasonable and documented fees, costs, client charges and expenses of counsel for the Agents and each Lender (limited to the reasonable and documented out-of-pocket fees and expenses of one primary outside counsel to the Agents and the Lenders (taken as a whole), one primary outside counsel to Varde (solely with respect to fees and expenses incurred on or prior to the Effective Date), and, if necessary, of one local counsel for the Agents and Lenders (taken as a whole) in each relevant jurisdiction material to the interests of the Lenders (which may include a single special counsel acting in multiple jurisdictions), any regulatory or other special counsel to the Agents reasonably deemed necessary by the Agents and, in the event of any actual conflict of interest, one (1) additional counsel in each relevant jurisdiction to each

LEGAL_US_E # 188864993.17 158 group of affected parties that are similarly situated (taken as a whole)), accounting, due diligence, periodic field audits, physical counts, valuations, investigations, searches and filings, monitoring of assets, appraisals of Collateral, the rating of the Loans, title searches and reviewing environmental assessments, miscellaneous disbursements, examination, travel, lodging and meals, arising from or relating to: (a) the negotiation, preparation, execution, delivery, performance and administration of this Agreement and the other Loan Documents (including, without limitation, the preparation of any additional Loan Documents pursuant to Section 7.01(b) or the review of any of the agreements, instruments and documents referred to in Section 7.01(f)), (b) any requested amendments, waivers or consents to this Agreement or the other Loan Documents whether or not such documents become effective or are given, (c) the preservation and protection of the Agents’ or any of the Lenders’ rights under this Agreement or the other Loan Documents, (d) the defense of any claim or action asserted or brought against any Agent or any Lender by any Person that arises from or relates to this Agreement, any other Loan Document, the Agents’ or the Lenders’ claims against any Loan Party, or any and all matters in connection therewith, (e) the commencement or defense of, or intervention in, any court proceeding arising from or related to this Agreement or any other Loan Document, (f) the filing of any petition, complaint, answer, motion or other pleading by any Agent or any Lender, or the taking of any action in respect of the Collateral or other security, in connection with this Agreement or any other Loan Document, (g) the protection, collection, lease, sale, taking possession of or liquidation of, any Collateral or other security in connection with this Agreement or any other Loan Document, (h) any attempt to enforce any Lien or security interest in any Collateral or other security in connection with this Agreement or any other Loan Document, (i) any attempt to collect from any Loan Party, (j) any Environmental Claim, Environmental Liability or Remedial Action arising from or in connection with the past, present or future operations of, or any property currently, formerly or in the future owned, leased or operated by, any Loan Party, any of its Subsidiaries or any predecessor in interest, (k) any Environmental Lien, (l) the rating of the Loans by one or more rating agencies in connection with any Lender’s Securitization, or (m) the receipt by any Agent or any Lender of any advice from professionals with respect to any of the foregoing. Without limitation of the foregoing or any other provision of any Loan Document: (x) the Borrowers agree to pay all broker fees that may become due in connection with the transactions contemplated by this Agreement and the other Loan Documents and (y) if the Borrowers fail to perform any covenant or agreement contained herein or in any other Loan Document, any Agent may itself perform or cause performance of such covenant or agreement, and the expenses of such Agent incurred in connection therewith shall be reimbursed on demand by the Borrowers. The obligations of the Borrowers under this Section 12.04 shall survive the repayment of the Obligations and discharge of any Liens granted under the Loan Documents. Section 12.05. Right of Set-off. Upon the occurrence and during the continuance of any Event of Default, any Agent or any Lender may, and is hereby authorized to, at any time and from time to time, without notice to any Loan Party (any such notice being expressly waived by the Loan Parties) and to the fullest extent permitted by law, set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other Indebtedness at any time owing by such Agent or such Lender or any of their respective Affiliates to or for the credit or the account of any Loan Party against any and all obligations of the Loan Parties either now or hereafter existing under any Loan Document, irrespective of whether or not such Agent or such Lender shall have made any demand hereunder or thereunder and although such obligations may be contingent or unmatured; provided that in the event that any Defaulting Lender shall

LEGAL_US_E # 188864993.17 159 exercise any such right of set-off, (a) all amounts so set off shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section 4.04 and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Agents and the Lenders, and (b) the Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the Obligations owing to such Defaulting Lender as to which it exercised such right of set- off. Each Agent and each Lender agrees to notify such Loan Party promptly after any such set-off and application made by such Agent or such Lender or any of their respective Affiliates provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Agents and the Lenders under this Section 12.05 are in addition to the other rights and remedies (including other rights of set-off) which the Agents and the Lenders may have under this Agreement or any other Loan Documents of law or otherwise. Section 12.06. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction. Section 12.07. Assignments and Participations. (a) This Agreement and the other Loan Documents shall be binding upon and inure to the benefit of each Loan Party and each Agent and each Lender and their respective successors and assigns; provided, however, that none of the Loan Parties may assign or transfer any of its rights hereunder or under the other Loan Documents without the prior written consent of each Lender and any such assignment without the Lenders’ prior written consent shall be null and void. (b) Subject to the conditions set forth in clause (c) below, each Lender may assign to one or more other lenders or other entities all or a portion of its rights and obligations under this Agreement with respect to all or a portion of its Term Loan Commitment and any Term Loan made by it with the written consent of the Collateral Agent; provided, however, that no written consent of the Collateral Agent or the Administrative Agent shall be required (A) in connection with any assignment by a Lender to a Lender, an Affiliate of such Lender, a Related Fund of such Lender or to Varde or (B) if such assignment is in connection with any merger, consolidation, sale, transfer, or other disposition of all or any substantial portion of the business or loan portfolio of such Lender. (c) Assignments shall be subject to the following additional conditions: (i) Each such assignment shall be in an amount which is at least $5,000,000 or a multiple of $1,000,000 in excess thereof (or the remainder of such Lender’s Commitment) (except such minimum amount shall not apply to an assignment by a Lender to (A) a Lender, an Affiliate of such Lender or a Related Fund of such Lender or (B) a group of new Lenders, each of whom is an Affiliate or Related Fund of each other to the extent the aggregate amount to be assigned to all such new Lenders is at least $5,000,000 or a multiple of $1,000,000 in excess thereof);

LEGAL_US_E # 188864993.17 160 (ii) The parties to each such assignment shall execute and deliver to the Collateral Agent (and the Administrative Agent, if applicable), for its acceptance, an Assignment and Acceptance, together with any promissory note subject to such assignment and such parties shall deliver to the Collateral Agent, for the benefit of the Collateral Agent, a processing and recordation fee of $5,000 (except the payment of such fee shall not be required in connection with an assignment by a Lender to a Lender, an Affiliate of such Lender or a Related Fund of such Lender) and all documentation and other information that such Lender requests in order to comply with its ongoing obligations under applicable “know your customer” provisions of Anti-Money Laundering Laws, including the USA PATRIOT Act; (iii) No such assignment shall be made to (A) any Loan Party or any of its Affiliates, (B) any Defaulting Lender or any of its Affiliates, or any Person who, upon becoming a Lender hereunder, would constitute any of the foregoing Persons described in this clause (B) or (C) any natural Person; and (iv) the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an administrative questionnaire in a form approved by the Administrative Agent (the “Administrative Questionnaire”), applicable tax forms (as required under Section 2.09(d)) and all requested “know your customer” documentation. (d) Upon such execution, delivery and acceptance, from and after the effective date specified in each Assignment and Acceptance and recordation on the Register, which effective date shall be at least 3 Business Days after the delivery thereof to the Collateral Agent (or such shorter period as shall be agreed to by the Collateral Agent and the parties to such assignment), (A) the assignee thereunder shall become a “Lender” hereunder and, in addition to the rights and obligations hereunder held by it immediately prior to such effective date, have the rights and obligations hereunder that have been assigned to it pursuant to such Assignment and Acceptance and (B) the assigning Lender thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto). (e) By executing and delivering an Assignment and Acceptance, the assigning Lender and the assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment and Acceptance, the assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or any other Loan Document or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other Loan Document furnished pursuant hereto; (ii) the assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Loan Party or any of its Subsidiaries or the performance or observance by any Loan Party of any of its obligations under this Agreement or any other Loan Document furnished pursuant hereto; (iii) such assignee confirms that it has received a copy of this Agreement and the other Loan Documents, together with such other documents and information it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) such assignee will, independently and without reliance

LEGAL_US_E # 188864993.17 161 upon the assigning Lender, any Agent or any Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and the other Loan Documents; (v) such assignee appoints and authorizes the Agents to take such action as agents on its behalf and to exercise such powers under this Agreement and the other Loan Documents as are delegated to the Agents by the terms hereof and thereof, together with such powers as are reasonably incidental hereto and thereto; and (vi) such assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement and the other Loan Documents are required to be performed by it as a Lender. (f) The Administrative Agent shall, acting solely for this purpose as a non- fiduciary agent of the Borrowers, maintain, or cause to be maintained at the Payment Office, a copy of each Assignment and Acceptance delivered to and accepted by it and a register (the “Register”) for the recordation of the names and addresses of the Lenders and the Commitments of, and the principal amount of the Loans (and stated interest thereon) (the “Registered Loans”) owing to each Lender from time to time. The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrowers, the Agents and the Lenders shall treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Administrative Borrower and any Lender at any reasonable time and from time to time upon reasonable prior written notice. (g) Upon receipt by the Administrative Agent of a completed Assignment and Acceptance, and subject to any consent required from the Administrative Agent or the Collateral Agent pursuant to Section 12.07(b) (which consent of the applicable Agent must be evidenced by such Agent’s execution of an acceptance to such Assignment and Acceptance), the Administrative Agent shall accept such assignment, record the information contained therein in the Register (as adjusted to reflect any principal payments on or amounts capitalized and added to the principal balance of the Loans and/or Commitment reductions made subsequent to the effective date of the applicable assignment, as confirmed in writing by the corresponding assignor and assignee in conjunction with delivery of the assignment to the Administrative Agent) and provide to the Collateral Agent a copy of the fully executed Assignment and Acceptance. (h) A Registered Loan (and the registered note, if any, evidencing the same) may be assigned or sold in whole or in part only by registration of such assignment or sale on the Register (and each registered note shall expressly so provide). Any assignment or sale of all or part of such Registered Loan (and the registered note, if any, evidencing the same) may be effected only by registration of such assignment or sale on the Register, together with the surrender of the registered note, if any, evidencing the same duly endorsed by (or accompanied by a written instrument of assignment or sale duly executed by) the holder of such registered note, whereupon, at the request of the designated assignee(s) or transferee(s), one or more new registered notes in the same aggregate principal amount shall be issued to the designated assignee(s) or transferee(s). (i) If any Lender sells participations in a Registered Loan, such Lender shall, acting for this purpose as a non-fiduciary agent on behalf of the Borrowers, maintain, or cause to be maintained, a register, on which it enters the name of all participants in the Registered Loans held by it and the principal amount (and stated interest thereon) of the portion of the Registered

LEGAL_US_E # 188864993.17 162 Loan that is the subject of the participation (the “Participant Register”). A Registered Loan (and the registered note, if any, evidencing the same) may be participated in whole or in part only by registration of such participation on the Participant Register (and each registered note shall expressly so provide). Any participation of such Registered Loan (and the registered note, if any, evidencing the same) may be effected only by the registration of such participation on the Participant Register. The Participant Register shall be available for inspection by the Administrative Borrower and any Lender at any reasonable time and from time to time upon reasonable prior notice. Neither the Administrative Agent nor any Lender shall have any obligation to disclose all or any portion of the Participant Register to any Person (including the identity of any participant or any information relating to a participant’s interest in any commitments, loans, letters of credit or its other obligations under any Loan Document) except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. For the avoidance of doubt, no Agent (in its capacity as an Agent) shall have responsibility for maintaining a Participant Register or for ensuring that the Lenders observe the provisions of this clause (i). The entries in the Participant Register shall be conclusive and binding for all purposes, absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement. This Section 12.07(i) shall be construed so that all Loans are at all times maintained in “registered form” within the meaning of Sections 163(f), 871(h)(2) and 881(c)(2) of the Internal Revenue Code and any related Treasury Regulations (or any other relevant, successor or amended provisions of the Internal Revenue Code or of such Treasury Regulations). (j) Any Non-U.S. Lender who purchases or is assigned or participates in any portion of such Registered Loan shall comply with Section 2.09(d). (k) Each Lender may sell participations (without the consent of the Borrower, any Agent or any other Lender) to one or more banks or other entities (other than a natural person or the Parent or any of its Affiliates) in or to all or a portion of its rights and obligations under this Agreement and the other Loan Documents (including, without limitation, all or a portion of its Commitments and the Loans made by it); provided, that (i) such Lender’s obligations under this Agreement (including without limitation, its Commitments hereunder) and the other Loan Documents shall remain unchanged; (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, and the Borrowers, the Agents and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement and the other Loan Documents; and (iii) a participant shall not be entitled to require such Lender to take or omit to take any action hereunder except (A) action directly effecting an extension of the maturity dates or decrease in the principal amount of the Loans, (B) action directly effecting an extension of the due dates or a decrease in the rate of interest payable on the Loans or the fees payable under this Agreement, or (C) actions directly effecting a release of all or a substantial portion of the Collateral or any Loan Party (except as set forth in Section 10.08 of this Agreement or any other Loan Document) (iv) a participant shall not be entitled to receive any greater payment under Article II or Article IV than the applicable Lender would have been entitled to receive absent the sale of such the participation sold to such participant, except for with the prior written consent of the Agents and the Borrower. The Loan Parties agree that each participant shall be entitled to the benefits of Section 2.09 and Section

LEGAL_US_E # 188864993.17 163 2.10 of this Agreement with respect to its participation in any portion of the Commitments and the Loans as if it was a Lender. (l) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank or loans made to, or other indebtedness issued by, such Lender pursuant to a securitization transaction (including any structured warehouse credit facility, collateralized loan obligation transaction or similar facility or transaction, and including any further securitization of the indebtedness or equity issued under such a transaction) (a “Securitization”); provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto. The Loan Parties shall cooperate with such Lender and its Affiliates to effect a Securitization, including, without limitation, by providing such information as may be reasonably requested by such Lender in connection with the rating of its Loans or any Securitization. (m) Subject to Section 12.19, each Borrower authorizes each Lender to disclose to any participant, secured creditor of such Lender or assignee (each, a “Transferee”) and any prospective Transferee any and all financial information in such Lender’s possession concerning each Borrower and its Affiliates that has been delivered to such Lender by or on behalf of each Borrower and its Affiliates pursuant to this Agreement or that has been delivered to such Lender by or on behalf of each Borrower and its Affiliates in connection with such Lender’s credit evaluation of each Borrower and its Affiliates prior to becoming a party to this Agreement. Section 12.08. Counterparts. (a) This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Agreement by telecopier or electronic mail shall be equally as effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telecopier or electronic mail also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement. The foregoing shall apply to each other Loan Document mutatis mutandis. (b) The words “execution,” “signed,” “signature,” and words of like import in this Agreement and the other Loan Documents, including any Assignment and Acceptance shall be deemed to include electronic signatures or electronic records each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signature in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. Section 12.09. Governing Law. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS (UNLESS EXPRESSLY PROVIDED TO THE CONTRARY IN ANOTHER

LEGAL_US_E # 188864993.17 164 LOAN DOCUMENT IN RESPECT OF SUCH OTHER LOAN DOCUMENT) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK. Section 12.10. Consent to Jurisdiction; Service of Process and Venue. (a) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK IN THE COUNTY OF NEW YORK OR OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH LOAN PARTY HEREBY IRREVOCABLY ACCEPTS IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. EACH LOAN PARTY HEREBY IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS AND IN ANY SUCH ACTION OR PROCEEDING BY ANY MEANS PERMITTED BY APPLICABLE LAW, INCLUDING, WITHOUT LIMITATION, BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE ADMINISTRATIVE BORROWER AT ITS ADDRESS FOR NOTICES AS SET FORTH IN SECTION 12.01, SUCH SERVICE TO BECOME EFFECTIVE 10 DAYS AFTER SUCH MAILING. THE LOAN PARTIES AGREE THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE AGENTS AND THE LENDERS TO SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANY LOAN PARTY IN ANY OTHER JURISDICTION. EACH LOAN PARTY HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE JURISDICTION OR LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT ANY LOAN PARTY HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, EACH LOAN PARTY HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS. (b) Each Loan Party irrevocably and unconditionally agrees that it will not commence any action or proceeding of any kind or description, whether in law or equity, whether in contract or in tort or otherwise, against any Agent, any Lender or any Related Party of the foregoing in any way relating to this Agreement or any other Loan Document or the transactions relating hereto or thereto, in any forum other than the courts of the State of New York sitting in New York County, and of the United States District Court of the Southern District of New York, and any appellate court from any thereof.

LEGAL_US_E # 188864993.17 165 (c) Each Loan Party that is a Foreign Subsidiary hereby irrevocably appoints the Parent as its agent to receive on behalf of such Loan Party service of the summons and complaint and any other process which may be served in any action or proceeding described above. Such service may be made by mailing or delivering a copy of such process to the Parent at the address specified in Section 12.01, and such Loan Party hereby irrevocably authorizes and directs the Parent to accept such service on its behalf. Each Loan Party that is a Foreign Subsidiary covenants and agrees that, for so long as it shall be bound under this Agreement or any other Loan Document, it shall maintain a duly appointed agent for the service of summons and other legal process in the United States of America for the purposes of any legal action, suit or proceeding brought by any party in respect of this Agreement or such other Loan Document and shall keep the Agents advised of the identity and location of such agent. Nothing in this Section 12.10 shall affect the right of any Secured Party to (i) commence legal proceedings or otherwise sue any Loan Party in the jurisdiction in which it is domiciled or in any other court having jurisdiction over such Loan party or (ii) service process upon any Loan Party in any manner authorized by the laws of any such jurisdiction. For purposes of this Section 12.10(c), each Foreign Subsidiary incorporated or established in Germany releases the Parent to the fullest extent possible from the restrictions of section 181 of the German Civil Code (Bürgerliches Gesetzbuch). Section 12.11. Waiver of Jury Trial, Etc. EACH LOAN PARTY, EACH AGENT AND EACH LENDER HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM CONCERNING ANY RIGHTS UNDER THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS, OR UNDER ANY AMENDMENT, WAIVER, CONSENT, INSTRUMENT, DOCUMENT OR OTHER AGREEMENT DELIVERED OR WHICH IN THE FUTURE MAY BE DELIVERED IN CONNECTION THEREWITH, OR ARISING FROM ANY FINANCING RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT, AND AGREES THAT ANY SUCH ACTION, PROCEEDINGS OR COUNTERCLAIM SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. EACH LOAN PARTY CERTIFIES THAT NO OFFICER, REPRESENTATIVE, AGENT OR ATTORNEY OF ANY AGENT OR ANY LENDER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT ANY AGENT OR ANY LENDER WOULD NOT, IN THE EVENT OF ANY ACTION, PROCEEDING OR COUNTERCLAIM, SEEK TO ENFORCE THE FOREGOING WAIVERS. EACH LOAN PARTY HEREBY ACKNOWLEDGES THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE AGENTS AND THE LENDERS ENTERING INTO THIS AGREEMENT. Section 12.12. Consent by the Agents and Lenders. Except as otherwise expressly set forth herein to the contrary or in any other Loan Document, if the consent, approval, satisfaction, determination, judgment, acceptance or similar action (an “Action”) of any Agent or any Lender shall be permitted or required pursuant to any provision hereof or any provision of any other agreement to which any Loan Party is a party and to which any Agent or any Lender has succeeded thereto, such Action shall be required to be in writing and may be withheld or denied by such Agent or such Lender, in its sole discretion, with or without any reason, and without being subject to question or challenge on the grounds that such Action was not taken in good faith. Section 12.13. No Party Deemed Drafter. Each of the parties hereto agrees that no party hereto shall be deemed to be the drafter of this Agreement.

LEGAL_US_E # 188864993.17 166 Section 12.14. Reinstatement; Certain Payments. If any claim is ever made upon any Secured Party for repayment or recovery of any amount or amounts received by such Secured Party in payment or on account of any of the Obligations, such Secured Party shall give prompt notice of such claim to each other Agent and Lender and the Administrative Borrower, and if such Secured Party repays all or part of such amount by reason of (i) any judgment, decree or order of any court or administrative body having jurisdiction over such Secured Party or any of its property, or (ii) any good faith settlement or compromise of any such claim effected by such Secured Party with any such claimant, then and in such event each Loan Party agrees that (A) any such judgment, decree, order, settlement or compromise shall be binding upon it notwithstanding the cancellation of any Indebtedness hereunder or under the other Loan Documents or the termination of this Agreement or the other Loan Documents, and (B) it shall be and remain liable to such Secured Party hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by such Secured Party. Section 12.15. Indemnification; Limitation of Liability for Certain Damages. (a) In addition to each Loan Party’s other Obligations under this Agreement, each Loan Party agrees to, jointly and severally, defend, protect, indemnify and hold harmless each Secured Party and all of their respective Related Parties (collectively called the “Indemnitees”) from and against any and all losses, damages, liabilities, obligations, penalties, fees, reasonable and documented out-of-pocket costs and expenses (including, without limitation, reasonable and documented attorneys’ fees, costs and expenses), limited to the reasonable and documented out- of-pocket fees and expenses of one primary outside counsel to the Indemnitees taken as a whole, and if necessary, one local counsel in each relevant jurisdiction material to the interests of the Indemnitees (taken as a whole) (which may include a single special counsel acting in multiple jurisdictions), any regulatory or other special counsel to the Agents reasonably deemed necessary by the Agents and, in the event of any actual conflict of interest, one conflicts counsel in each relevant jurisdiction to each group of affected parties that are similarly situated (taken as a whole)) incurred by such Indemnitees, whether prior to or from and after the Effective Date, whether direct, indirect or consequential, as a result of or arising from or relating to or in connection with any of the following: (i) the negotiation, preparation, execution or performance or enforcement of this Agreement, any other Loan Document, of any Environmental Claim or any other document executed in connection with the transactions contemplated by this Agreement, (ii) any Agent’s or any Lender’s furnishing of funds to the Borrowers under this Agreement or the other Loan Documents, including, without limitation, the management of any such Loans or the Borrowers’ use of the proceeds thereof, (iii) the Agents and the Lenders relying on any instructions of the Administrative Borrower or the handling of the Loan Account and Collateral of the Borrowers as herein provided, (iv) any matter relating to the financing transactions contemplated by this Agreement or the other Loan Documents or by any document executed in connection with the transactions contemplated by this Agreement or the other Loan Documents, or (v) any claim, litigation, investigation or proceeding relating to or arising out of any of the foregoing, whether or not any Indemnitee is a party thereto (collectively, the “Indemnified Matters”); provided, however, that the Loan Parties shall not have any obligation to any Indemnitee under this subsection (a) for any Indemnified Matter caused by the (x) gross negligence or willful misconduct of such Indemnitee, as determined by a final non-appealable judgment of a court of competent jurisdiction or (y) any dispute that is among Indemnitees (other than any dispute involving claims against the Agents in their respective capacities as such) that a court of competent jurisdiction has determined

LEGAL_US_E # 188864993.17 167 in a final non-appealable judgment did not involve actions or omissions of any Loan Party or any of their respective Affiliates. (b) The indemnification for all of the foregoing losses, damages, fees, costs and expenses of the Indemnitees set forth in this Section 12.15 are chargeable against the Loan Account. To the extent that the undertaking to indemnify, pay and hold harmless set forth in this Section 12.15 may be unenforceable because it is violative of any law or public policy, each Loan Party shall, jointly and severally, contribute the maximum portion which it is permitted to pay and satisfy under applicable law, to the payment and satisfaction of all Indemnified Matters incurred by the Indemnitees. (c) No Loan Party shall assert, and each Loan Party hereby waives, any claim against the Indemnitees, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) (whether or not the claim therefor is based on contract, tort or duty imposed by any applicable legal requirement) arising out of, in connection with, as a result of, or in any way related to, this Agreement or any other Loan Document or any agreement or instrument contemplated hereby or thereby or referred to herein or therein, the transactions contemplated hereby or thereby, any Loan or the use of the proceeds thereof or any act or omission or event occurring in connection therewith, and each Loan Party hereby waives, releases and agrees not to sue upon any such claim or seek any such damages, whether or not accrued and whether or not known or suspected to exist in its favor. (d) The indemnities and waivers set forth in this Section 12.15 shall survive the repayment of the Obligations and discharge of any Liens granted under the Loan Documents. Section 12.16. Records. The unpaid principal of and interest on the Loans, the interest rate or rates applicable to such unpaid principal and interest, the duration of such applicability, the Commitments, and the accrued and unpaid fees payable pursuant to Section 2.06 hereof, shall at all times be ascertained from the records of the Agents, which shall be conclusive and binding absent manifest error. Section 12.17. Binding Effect. This Agreement shall become effective when it shall have been executed by each Loan Party, each Agent and each Lender and when the conditions precedent set forth in Section 5.01 hereof have been satisfied or waived in writing by the Agents, and thereafter shall be binding upon and inure to the benefit of each Loan Party, each Agent and each Lender, and their respective successors and permitted assigns, except that the Loan Parties shall not have the right to assign their rights hereunder or any interest herein without the prior written consent of each Agent and each Lender, and any assignment by any Lender shall be governed by Section 12.07 hereof. Section 12.18. Highest Lawful Rate. It is the intention of the parties hereto that each Agent and each Lender shall conform strictly to usury laws applicable to it. Accordingly, if the transactions contemplated hereby or by any other Loan Document would be usurious as to any Agent or any Lender under laws applicable to it (including the laws of the United States of America and the State of New York or any other jurisdiction whose laws may be mandatorily applicable to such Agent or such Lender notwithstanding the other provisions of this Agreement), then, in that event, notwithstanding anything to the contrary in this Agreement or any other Loan Document or

LEGAL_US_E # 188864993.17 168 any agreement entered into in connection with or as security for the Obligations, it is agreed as follows: (i) the aggregate of all consideration which constitutes interest under law applicable to any Agent or any Lender that is contracted for, taken, reserved, charged or received by such Agent or such Lender under this Agreement or any other Loan Document or agreements or otherwise in connection with the Obligations shall under no circumstances exceed the maximum amount allowed by such applicable law, any excess shall be canceled automatically and if theretofore paid shall be credited by such Agent or such Lender on the principal amount of the Obligations (or, to the extent that the principal amount of the Obligations shall have been or would thereby be paid in full, refunded by such Agent or such Lender, as applicable, to the Borrowers); and (ii) in the event that the maturity of the Obligations is accelerated by reason of any Event of Default under this Agreement or otherwise, or in the event of any required or permitted prepayment, then such consideration that constitutes interest under law applicable to any Agent or any Lender may never include more than the maximum amount allowed by such applicable law, and excess interest, if any, provided for in this Agreement or otherwise shall, subject to the last sentence of this Section 12.18, be canceled automatically by such Agent or such Lender, as applicable, as of the date of such acceleration or prepayment and, if theretofore paid, shall be credited by such Agent or such Lender, as applicable, on the principal amount of the Obligations (or, to the extent that the principal amount of the Obligations shall have been or would thereby be paid in full, refunded by such Agent or such Lender to the Borrowers). All sums paid or agreed to be paid to any Agent or any Lender for the use, forbearance or detention of sums due hereunder shall, to the extent permitted by law applicable to such Agent or such Lender, be amortized, prorated, allocated and spread throughout the full term of the Loans until payment in full so that the rate or amount of interest on account of any Loans hereunder does not exceed the maximum amount allowed by such applicable law. If at any time and from time to time (x) the amount of interest payable to any Agent or any Lender on any date shall be computed at the Highest Lawful Rate applicable to such Agent or such Lender pursuant to this Section 12.18 and (y) in respect of any subsequent interest computation period the amount of interest otherwise payable to such Agent or such Lender would be less than the amount of interest payable to such Agent or such Lender computed at the Highest Lawful Rate applicable to such Agent or such Lender, then the amount of interest payable to such Agent or such Lender in respect of such subsequent interest computation period shall continue to be computed at the Highest Lawful Rate applicable to such Agent or such Lender until the total amount of interest payable to such Agent or such Lender shall equal the total amount of interest which would have been payable to such Agent or such Lender if the total amount of interest had been computed without giving effect to this Section 12.18. For purposes of this Section 12.18, the term “applicable law” shall mean that law in effect from time to time and applicable to the loan transaction between the Borrowers, on the one hand, and the Agents and the Lenders, on the other, that lawfully permits the charging and collection of the highest permissible, lawful non-usurious rate of interest on such loan transaction and this Agreement, including laws of the State of New York and, to the extent controlling, laws of the United States of America The right to accelerate the maturity of the Obligations does not include the right to accelerate any interest that has not accrued as of the date of acceleration. Section 12.19. Confidentiality. Each Agent and each Lender agrees (on behalf of itself and its Related Parties) to use reasonable precautions to keep confidential, in accordance

LEGAL_US_E # 188864993.17 169 with its customary procedures for handling confidential information of this nature and in accordance with safe and sound practices of comparable commercial finance companies, any non- public information supplied to it by the Loan Parties pursuant to this Agreement or the other Loan Documents which is identified in writing by the Loan Parties as being confidential at the time the same is delivered to such Person (and which at the time is not, and does not thereafter become, publicly available or available to such Person from another source not known to be subject to a confidentiality obligation to such Person not to disclose such information), provided that nothing herein shall limit the disclosure by any Agent or any Lender of any such information (i) to its Affiliates, its Related Parties or the Related Parties of any Person described in clause (ii) or (iii) below) (it being understood that the Persons to whom such disclosure is made either will be informed of the confidential nature of such information and instructed to keep such information confidential in accordance with this Section 12.19 or is subject to other customary confidentiality obligations); (ii) to any other party hereto; (iii) to any assignee or participant (or prospective assignee or participant) or any party to a Securitization, so long as such assignee or participant (or prospective assignee or participant) or party to a Securitization agrees, in writing, to be bound by or is otherwise subject to customary confidentiality obligations (including, without limitation, confidentiality provisions similar in substance to this Section 12.19); (iv) to the extent required by any Requirements of Law or judicial process or as otherwise requested by any Governmental Authority; (v) to the National Association of Insurance Commissioners or any similar organization, any examiner, auditor or accountant or any nationally recognized rating agency; (vi) in connection with any litigation to which any Agent or any Lender is a party; (vii) in connection with the exercise of any remedies hereunder or under any other Loan Document or any action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder; (viii) to any other Person if such information is general portfolio information that does not identity the Loan Parties, or (ix) with the consent of the Administrative Borrower. In addition, the Agents and the Lenders may disclose the existence of this Agreement and information about this Agreement to market data collectors, similar service providers to the lending industry and service providers to any Agent or any Lender in connection with the administration of this Agreement, the other Loan Documents and the Commitments. The Borrowers hereby acknowledge that (i) the Administrative Agent and/or an Affiliate thereof may, but shall not be obligated to, make available to the Lenders materials and/or information provided by or on behalf of the Borrowers hereunder (collectively, “Borrower Materials”) by posting the Borrower Materials on IntraLinks, Syndtrak, ClearPar or a substantially similar electronic transmission system (the “Platform”) and (ii) certain of the Lenders (each, a “Public Lender”) may have personnel who do not wish to receive material non-public information with respect to the Borrowers or their Affiliates, or the respective securities of any of the foregoing, and who may be engaged in investment and other market-related activities with respect to such Persons’ securities. The Borrowers hereby agree that it will use commercially reasonable efforts to identify that portion of the Borrower Materials that may be distributed to the Public Lenders and that (A) all such Borrower Materials shall be clearly and conspicuously marked “PUBLIC” which, at a minimum, shall mean that the word “PUBLIC” shall appear prominently on the first page thereof; (B) by marking Borrower Materials “PUBLIC,” the Borrowers shall be deemed to have authorized the Administrative Agent and the Lenders to treat such Borrower Materials as not containing any material non-public information (although it may be sensitive and proprietary) with respect to the Borrowers or their securities for purposes of United States federal and state securities laws (provided, however, that to the extent such Borrower Materials constitute confidential information,

LEGAL_US_E # 188864993.17 170 they shall be treated as set forth in this Section); (C) all Borrower Materials marked “PUBLIC” are permitted to be made available through a portion of the Platform designated “Public Side Information;” and (D) the Administrative Agent shall be entitled to treat any Borrower Materials that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform not designated “Public Side Information.” Each Public Lender agrees to cause at least one (1) individual at or on behalf of such Public Lender to at all times have selected the “Private Side Information” or similar designation on the content declaration screen of the Platform in order to enable such Public Lender or its delegate, in accordance with such Public Lender’s compliance procedures and Applicable Law, including United States federal and state securities Laws, to make reference to Borrower Materials that are not made available through the “Public Side Information” portion of the Platform and that may contain material non-public information with respect to the Borrowers or their securities for purposes of United States federal or state securities laws. Each of the Administrative Agent and the Lenders acknowledges that (i) such information may include material non-public information concerning the Borrowers or their Subsidiaries, as the case may be, (ii) it has developed compliance procedures regarding the use of material non-public information and (iii) it will handle such material non-public information in accordance with applicable law, including United States federal and state securities Laws. Section 12.20. Public Disclosure. Each Loan Party agrees that neither it nor any of its Affiliates will now or in the future issue any press release or other public disclosure using the name of an Agent, any Lender or any of their respective Affiliates or referring to this Agreement or any other Loan Document without the prior written consent of such Agent or such Lender, except to the extent that such Loan Party or such Affiliate is required to do so under applicable law (in which event, such Loan Party or such Affiliate will consult with such Agent or such Lender before issuing such press release or other public disclosure). Each Loan Party hereby authorizes each Agent and each Lender, after consultation with the Borrowers, to advertise the closing of the transactions contemplated by this Agreement, and to make appropriate announcements of the financial arrangements entered into among the parties hereto, as such Agent or such Lender shall deem appropriate, including, without limitation, on a home page or similar place for dissemination of information on the Internet or worldwide web, or in announcements commonly known as tombstones, in such trade publications, business journals, newspapers of general circulation and to such selected parties as such Agent or such Lender shall deem appropriate. Section 12.21. Integration. This Agreement, together with the other Loan Documents, reflects the entire understanding of the parties with respect to the transactions contemplated hereby and shall not be contradicted or qualified by any other agreement, oral or written, before the date hereof. Section 12.22. USA PATRIOT Act. Each Lender that is subject to the requirements of the USA PATRIOT Act hereby notifies the Borrowers that pursuant to the requirements of the USA PATRIOT Act, it is required to obtain, verify and record information that identifies the entities composing the Borrowers, which information includes the name and address of each such entity and other information that will allow such Lender to identify the entities composing the Borrowers in accordance with the USA PATRIOT Act. Each Loan Party agrees to take such action and execute, acknowledge and deliver at its sole cost and expense, such

LEGAL_US_E # 188864993.17 171 instruments and documents as any Lender may require from time to time in order to enable such Lender to comply with the USA PATRIOT Act. Section 12.23. Judgment Currency. This is an international financial transaction in which the specification of a currency and payment in New York is of the essence. Dollars shall be the currency of account in the case of all payments pursuant to or arising under this Agreement or under any other Loan Document, and all such payments shall be made to the Administrative Agent’s Accounts in New York in immediately available funds. To the fullest extent permitted by applicable law, the obligations of each Loan Party to the Secured Parties under this Agreement and under the other Loan Documents shall not be discharged by any amount paid in any other currency or in a place other than to the Administrative Agent’s Accounts in New York to the extent that the amount so paid after conversion under this Agreement and transfer to New York does not yield the amount of Dollars in New York due under this Agreement and under the other Loan Documents. If, for the purposes of obtaining judgment in any court, it is necessary to convert a sum due hereunder in Dollars into another currency (the “Other Currency”), to the fullest extent permitted by applicable law, the rate of exchange used shall be that at which the Administrative Agent could, in accordance with normal procedures, purchase Dollars with the Other Currency on the Business Day preceding that on which final judgment is given. The obligation of each Loan Party in respect of any such sum due from it to the Secured Parties hereunder shall, notwithstanding any judgment in such Other Currency, be discharged only to the extent that, on the Business Day immediately following the date on which the Administrative Agent receives any sum adjudged to be so due in the Other Currency, the Administrative Agent may, in accordance with normal banking procedures, purchase Dollars with the Other Currency. If the Dollars so purchased are less than the sum originally due to the Secured Parties in Dollars, each Loan Party agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Secured Parties against such loss, and if the Dollars so purchased exceed the sum originally due to the Secured Parties in Dollars, the Secured Parties agrees to remit to the Loan Parties such excess. Section 12.24. Waiver of Immunity. To the extent that any Loan Party has or hereafter may acquire (or may be attributed, whether or not claimed) any immunity (sovereign or otherwise) from any legal action, suit or proceeding, from jurisdiction of any court or from set-off or any legal process (whether service of process or notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) with respect to itself or any of its property, such Loan Party hereby irrevocably waives and agrees not to plead or claim, to the fullest extent permitted by law, such immunity in respect of (a) its obligations under the Loan Documents, (b) any legal proceedings to enforce such obligations and (c) any legal proceedings to enforce any judgment rendered in any proceedings to enforce such obligations. Each Loan Party hereby agrees that the waivers set forth in this Section 12.24 shall be to the fullest extent permitted under the Foreign Sovereign Immunities Act and are intended to be irrevocable for purposes of the Foreign Sovereign Immunities Act. Section 12.25. English Language. This Agreement and each other Loan Document have been negotiated and executed in English. All certificates, reports, notices and other documents and communications given or delivered by any party hereto pursuant to this Agreement or any other Loan Document shall be in English or, if not in English, accompanied by a certified English translation thereof. The English version of any such document shall control the meaning of the matters set forth herein.

LEGAL_US_E # 188864993.17 172 Section 12.26. [Reserved]. Section 12.27. Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: (a) the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder that may be payable to it by any party hereto that is an Affected Financial Institution; and (b) the effects of any Bail-In Action on any such liability, including, if applicable: (i) a reduction in full or in part or cancellation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or (c) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of the applicable Resolution Authority. Section 12.28. Certain ERISA Matters. (d) Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and not, for the avoidance of doubt, to or for the benefit of the Borrower, that at least one of the following is and will be true: (i) such Lender is not using assets of one or more Benefit Plans with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments or this Agreement; (ii) the prohibited transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91- 38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable and satisfied so as to exempt from the prohibitions of Section 406

LEGAL_US_E # 188864993.17 173 of ERISA and Section 4975 of the Code such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement; (iii) (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Section VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (f) of Section I of PTE 84-14, and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Section I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement; or (iv) such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender. (e) In addition, unless either (1) sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or (2) a Lender has provided another representation, warranty and covenant in accordance with sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and not, for the avoidance of doubt, to or for the benefit of the Borrower, that the Administrative Agent is not a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related hereto or thereto). ARTICLE XIII ISRAELI PROVISIONS Section 13.01. Financial Assistance. Notwithstanding anything to the contrary in any Loan Document, any payment obligation of Digital Turbine (IL) Ltd. (and no other Loan Party) under the guarantee provided pursuant to Article XI hereof or under any other Loan Document in respect of a principal amount not, in the aggregate, exceeding the lower of USD 150,000,000 or such other amount being the amount of debt used to acquire Fyber B.V. that was refinanced by the Loans (as such amount is reduced by the amount of any prepayment on account of the Loans, it being understood and agreed that any and all amounts prepaid under this Agreement shall be attributed to and deemed to reduce the portion of the amount of debt used to acquire Fyber B.V.), shall only arise to the extent that such payment obligation will not constitute a “prohibited distribution” under section 301(b) of the Israeli Companies Law (for so long as such payment obligation is prohibited). To the extent that a payment obligation owing by Digital Turbine (IL) Ltd. under this Agreement or any other Loan Document has not been paid in full by it, as a result of the foregoing limitation, such unpaid amount shall be due and payable (to the

LEGAL_US_E # 188864993.17 174 extent there remain unpaid outstanding Obligations) by Digital Turbine (IL) Ltd. at such time and to the extent that such limitation does not apply. ARTICLE XIV GERMAN PROVISIONS Section 14.01. German Guarantee Limitation. (a) For the purpose of Article XI hereof: (i) “German Guarantor” means any Loan Party which is a German GmbH Guarantor or a German GmbH & Co. KG Guarantor; (ii) “German GmbH Guarantor” means any Loan Party incorporated in Germany as a private limited company (Gesellschaft mit beschränkter Haftung); (iii) “German GmbH & Co. KG Guarantor” means any Loan Party established as a limited partnership under German law (Kommanditgesellschaft) with a private limited company (Gesellschaft mit beschränkter Haftung) as its general partner (GmbH & Co. KG); and (b) The right to enforce any Guaranteed Obligation against a German Guarantor shall be limited if and to the extent that such Guaranteed Obligation secures any obligation of an affiliated company (verbundenes Unternehmen) of such German Guarantor within the meaning of section 15 German Stock Corporation Act (Aktiengesetz) (in each case other than any of the German Guarantor’s direct or indirect Subsidiaries) (such Guaranteed Obligations also referred to in this Article XIV as “Upstream and/or Cross-Stream Guaranteed Obligations”) and the enforcement of such Guaranteed Obligation would cause: (i) the German Guarantor’s (or, in the case of a German GmbH & Co. KG Guarantor, its general partner’s) net assets to be (determined in accordance with the provisions of the German Commercial Code (Handelsgesetzbuch, “HGB”) consistently applied by the German Guarantor (or, in the case of a German GmbH & Co. KG Guarantor, its general partner) in preparing its unconsolidated balance sheets (Jahresabschluss) according to section 42 of the German Limited Liabilities Companies Act (Gesetz betreffend die Gesellschaften mit beschränkter Haftung, “GmbHG”) and in accordance with sections 30, 31 GmbHG (as applicable at the time of enforcement) and by only taking into account the sum of the values of the assets of the German Guarantor (or, in the case of a German GmbH & Co. KG Guarantor, of its general partner) which correspond to those items listed in section 266 subsection (2) A, B, C, D and E HGB less the German Guarantor’s (or, in the case of a German GmbH & Co. KG Guarantor, its general partner’s) liabilities, consisting of all liabilities and liability reserves which correspond to those items listed in accordance with section 266 subsection (3) B, C, D and E HGB and any amounts not available for distribution according to section 268 subsection (8) HGB or section 253 subsection (6) HGB but, for the avoidance of doubt, in each case excluding any liabilities under or relating to the Guaranteed Obligations) (the “Net Assets”) to be less than its (or, in the case of a German GmbH & Co. KG Guarantor, its general partner’s) registered share capital (Stammkapital) (Begründung einer Unterbilanz); or

LEGAL_US_E # 188864993.17 175 (ii) if the German GmbH Guarantor’s (or, in the case of a German GmbH & Co. KG Guarantor, its general partner’s) Net Assets are already less than its registered share capital, that German Guarantor’s (or, in the case of a German GmbH & Co. KG Guarantor, its general partner’s) Net Assets to be further reduced (Vertiefung einer Unterbilanz) (in each case a “Capital Impairment”). (c) For the purposes of calculating the Net Assets, the following balance sheet items shall be adjusted as follows: (i) the amount of any increase in the registered share capital of the relevant German Guarantor (or, in the case of a German GmbH & Co. KG Guarantor, of its general partner) which was carried out after the relevant German Guarantor became a party to this Agreement without the prior written consent of the Administrative Agent shall be deducted from the amount of the registered share capital of the relevant German Guarantor (or, in the case of a German GmbH & Co. KG Guarantor, of its general partner); (ii) any funds borrowed by a Borrower under this Agreement which have been or are on-lent or otherwise passed on to the relevant German Guarantor (or, in the case of a German GmbH & Co. KG Guarantor, to its general partner) or to any Subsidiary of such German Guarantor (or, in the case of a German GmbH & Co. KG Guarantor, of its general partner) and have not yet been repaid at the time when payment of a Guaranteed Obligation is demanded, shall be disregarded; (iii) loans provided to the German Guarantor by the Parent or any of its Subsidiaries shall be disregarded if such loans are subordinated or would be considered subordinated pursuant to section 39 para. 1 no. 5 of the German Insolvency Code (Insolvenzordnung, “InsO”) or in any other way by law or by contract; and (iv) loans or other contractual liabilities incurred by the relevant German Guarantor in breach of the Loan Documents shall not be taken into account as liabilities. (d) The relevant German Guarantor shall deliver to the Administrative Agent, within twenty (20) Business Days after receipt from the Administrative Agent of a notice stating that the Administrative Agent intends to demand payment under the Guaranteed Obligation (A) an up-to-date balance sheet of such German Guarantor (or, in the case of a German GmbH & Co. KG Guarantor, of its general partner) and (B) a confirmation in writing (together with a detailed calculation) of the amount of such German Guarantor’s Net Assets stating to what extent the Guaranteed Obligations are Upstream and/or Cross-Stream Guaranteed Obligations and which amount of such Upstream and/or Cross-Stream Guaranteed Obligations cannot be enforced as it would cause a Capital Impairment of such German Guarantor (or, in the case of a German GmbH & Co. KG Guarantor, of its general partner) (the “Management Determination”). The relevant German GmbH Guarantor shall fulfil its Guaranteed Obligations, and the Administrative Agent shall be entitled to enforce the Guaranteed Obligations, in an amount which would, in accordance with the Management Determination, not cause a Capital Impairment of such German Guarantor (or, in the case of a German GmbH & Co. KG Guarantor, of its general partner).

LEGAL_US_E # 188864993.17 176 (e) Following the Administrative Agent’s receipt of the Management Determination, the relevant German Guarantor shall deliver to the Administrative Agent within twenty (20) Business Days from the date of the Administrative Agent’s further request (A) an up- to-date balance sheet of such German Guarantor (or, in the case of a German GmbH & Co. KG Guarantor, its general partner’s) and (B) a determination in writing (together with a detailed calculation of the amount of such German Guarantor’s (or, in the case of a German GmbH & Co. KG Guarantor, its general partner’s) Net Assets taking into account the adjustments set out above) in each case prepared by auditors of international standard and reputation appointed by and at the cost of the relevant German Guarantor either confirming the Management Determination or setting out deviations from the Management Determination (the “Auditor’s Determination”). Such balance sheet and Auditor’s Determination shall be prepared in accordance with HGB consistently applied and as of the date of the demand by the Administrative Agent against the relevant German Guarantor to make payments on its Guaranteed Obligations. The relevant German Guarantor shall fulfil its Guaranteed Obligations and the Administrative Agent shall be entitled to enforce the relevant Guaranteed Obligation in an amount which would, in accordance with the Auditor’s Determination, not cause a Capital Impairment of such German Guarantor (or, in the case of a German GmbH & Co. KG Guarantor, of its general partner’s). (f) If the relevant German Guarantor does not provide the Management Determination or the Auditor’s Determination within the time frame set out above, demanding payment of a Guaranteed Obligation shall not be limited pursuant to paragraph (b) above. If, and to the extent that a Guaranteed Obligations has been enforced without regard to the limitation on enforcement set out in paragraph (b) above because (A) the Management Determination or the Auditor’s Determination was not delivered within the relevant time frame set out above or (B) the amount payable from the Auditor’s Determination is lower than the respective amount resulting from the Management Determination, the Secured Parties shall upon written demand of the relevant German Guarantor to the Administrative Agent (on behalf of the Secured Parties) repay to the relevant German Guarantor any amount in the case of (A) above, which the Administrative Agent would not have been entitled to enforce had the Management Determination or the Auditor’s Determination been delivered in time, and in the case of (B) above, the difference between the amount paid and the amount payable resulting from the Auditor’s Determination calculated as of the date the demand in respect of a Guaranteed Obligation was made and in accordance with paragraphs (b) and (d) above, provided that such demand for repayment to the Administrative Agent must be made no later than (Ausschlussfrist) two (2) months from the date the Guaranteed Obligation has been enforced. (g) If the enforcement of any Guaranteed Obligation would lead to the occurrence of a Capital Impairment, then the respective German Guarantor shall, upon the request of the Administrative Agent and to the extent legally permitted and commercially justifiable, realise its assets that are shown in its balance sheet with a book value (Buchwert) which is significantly lower than their market value to the extent that such assets are not necessary for the relevant German Guarantor’s business (nicht betriebsnotwendig) and to the extent that such realisation is necessary to satisfy the amount owed under any Loan Documents (as limited by paragraph (b) above). (h) The restriction under clause (b) above shall not apply or, as the case may be, shall cease to apply to a German Guarantor:

LEGAL_US_E # 188864993.17 177 (i) if a domination and/or profit and loss transfer agreement in accordance with section 291 of the German Stock Corporation Act (Aktiengesetz) between the German Guarantor and its shareholder whose liabilities are secured by any Guaranteed Obligations, provided that, if required to comply with section 31 GmbHG, at the time of the enforcement of any Guaranteed Obligation, the German Guarantor holds a fully recoverable (vollwertig) claim against the dominating entity (herrschendes Unternehmen) for the reimbursement of losses (which would arise following the enforcement of the guaranty) pursuant to section 302 German Stock Corporation Act (Verlustübernahmeanspruch); (ii) if and to the extent that the relevant German Guarantor has a fully recoverable recourse claim (Gegenleistungs- und Rückgewähranspruch); (iii) for so long as the relevant German Guarantor has not complied with its obligations pursuant to paragraph (e) or (g) above; or (iv) if and to the extent an enforcement is not prohibited under the rules set out in sections 30 et seq. GmbHG, each as applicable and as amended, supplemented and/or replaced from time to time. (i) No reduction of the amount enforceable under the Guaranty in accordance with the above limitations will prejudice the rights of the Secured Parties to continue enforcing the Guaranty (subject always to the operation of the limitation set out above at the time of such enforcement) until full satisfaction of the guaranteed claims. (j) Nothing in this section 14.01 shall constitute a waiver (Verzicht) of any right granted under this Agreement or any other Loan Document to any Secured Party. (k) Nothing in this section 14.01 shall prevent the Administrative Agent (on behalf of the Secured Parties) from claiming in court that the provision of this Guaranty and/or making payments under this Guaranty by the relevant German Guarantor does not fall within the scope of sections 30 et seq. GmbHG. [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

[Signature Page Blue Torch ‒ Financing Agreement] IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written. BORROWERS: By: Name: Title: GUARANTORS: By: Name: Title:

[Signature Page Blue Torch ‒ Financing Agreement] COLLATERAL AGENT AND ADMINISTRATIVE AGENT: BLUE TORCH FINANCE LLC By: Name: Title:

[Signature Page Blue Torch ‒ Financing Agreement] LENDERS: By: Name: Title:

LEGAL_US_E # 188864993.17 1

LEGAL_US_E # 188864993.17 1 EXHIBIT 2.09(d)-1 U.S. TAX COMPLIANCE CERTIFICATE (For Foreign Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes) Reference is hereby made to the Financing Agreement dated as of August 29, 2025 (as amended, supplemented or otherwise modified from time to time, the “Financing Agreement”), by and among DIGITAL TURBINE, INC., a Delaware corporation (the “Parent”), each subsidiary of the Parent listed as a “Borrower” on the signature pages thereto (together with the Parent and each other Person that executes a joinder agreement and becomes a “Borrower” thereunder, each a “Borrower” and collectively, the “Borrowers”), each subsidiary of the Parent listed as a “Guarantor” on the signature pages thereto (together with each other Person that executes a joinder agreement and becomes a “Guarantor” thereunder, each a “Guarantor” and collectively, the “Guarantors”), the lenders from time to time party thereto (each a “Lender” and collectively, the “Lenders”), Blue Torch Finance LLC, a Delaware limited liability company (“Blue Torch”), as collateral agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the “Collateral Agent”), and Blue Torch, as administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent” and together with the Collateral Agent, each an “Agent” and collectively, the “Agents”). Unless otherwise defined herein, terms defined in the Financing Agreement and used herein shall have the meanings given to them in the Financing Agreement. Pursuant to the provisions of Section 2.09(d) of the Financing Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the Loan or Loans (as well as any Note evidencing any such Loan) in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code, (iii) it is not a ten percent shareholder of a Borrower within the meaning of Section 871(h)(3)(B) of the Internal Revenue Code and (iv) it is not a controlled foreign corporation related to a Borrower as described in Section 881(c)(3)(C) of the Internal Revenue Code. The undersigned has furnished the Administrative Agent and the Administrative Borrower with a certificate of its non-U.S. Person status on IRS Form W-8BEN or W-8BEN-E. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Administrative Borrower and the Administrative Agent, and (2) the undersigned shall have at all times furnished the Administrative Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments. [NAME OF LENDER] By: Name: Title: Date: ________ __, 20[ ]

LEGAL_US_E # 188864993.17 1 EXHIBIT 2.09(d)-2 U.S. TAX COMPLIANCE CERTIFICATE (For Foreign Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes) Reference is hereby made to the Financing Agreement dated as of August 29, 2025 (as amended, supplemented or otherwise modified from time to time, the “Financing Agreement”), by and among DIGITAL TURBINE, INC., a Delaware corporation (the “Parent”), each subsidiary of the Parent listed as a “Borrower” on the signature pages thereto (together with the Parent and each other Person that executes a joinder agreement and becomes a “Borrower” thereunder, each a “Borrower” and collectively, the “Borrowers”), each subsidiary of the Parent listed as a “Guarantor” on the signature pages thereto (together with each other Person that executes a joinder agreement and becomes a “Guarantor” thereunder, each a “Guarantor” and collectively, the “Guarantors”), the lenders from time to time party thereto (each a “Lender” and collectively, the “Lenders”), Blue Torch Finance LLC, a Delaware limited liability company (“Blue Torch”), as collateral agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the “Collateral Agent”), and Blue Torch, as administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent” and together with the Collateral Agent, each an “Agent” and collectively, the “Agents”). Unless otherwise defined herein, terms defined in the Financing Agreement and used herein shall have the meanings given to them in the Financing Agreement. Pursuant to the provisions of Section 2.09(d) of the Financing Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the participation in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code, (iii) it is not a ten percent shareholder of a Borrower within the meaning of Section 871(h)(3)(B) of the Internal Revenue Code, and (iv) it is not a controlled foreign corporation related to a Borrower as described in Section 881(c)(3)(C) of the Internal Revenue Code. The undersigned has furnished its participating Lender with a certificate of its non- U.S. Person status on IRS Form W-8BEN or W-8BEN-E. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender in writing, and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments. [NAME OF PARTICIPANT] By: Name: Title: Date: ________ __, 20[ ]

LEGAL_US_E # 188864993.17 1 EXHIBIT 2.09(d)-3 U.S. TAX COMPLIANCE CERTIFICATE (For Foreign Participants That Are Partnerships For U.S. Federal Income Tax Purposes) Reference is hereby made to the Financing Agreement dated as of August 29, 2025 (as amended, supplemented or otherwise modified from time to time, the “Financing Agreement”), by and among DIGITAL TURBINE, INC., a Delaware corporation (the “Parent”), each subsidiary of the Parent listed as a “Borrower” on the signature pages thereto (together with the Parent and each other Person that executes a joinder agreement and becomes a “Borrower” thereunder, each a “Borrower” and collectively, the “Borrowers”), each subsidiary of the Parent listed as a “Guarantor” on the signature pages thereto (together with each other Person that executes a joinder agreement and becomes a “Guarantor” thereunder, each a “Guarantor” and collectively, the “Guarantors”), the lenders from time to time party thereto (each a “Lender” and collectively, the “Lenders”), Blue Torch Finance LLC, a Delaware limited liability company (“Blue Torch”), as collateral agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the “Collateral Agent”), and Blue Torch, as administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent” and together with the Collateral Agent, each an “Agent” and collectively, the “Agents”). Unless otherwise defined herein, terms defined in the Financing Agreement and used herein shall have the meanings given to them in the Financing Agreement. Pursuant to the provisions of Section 2.09(d) of the Financing Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the participation in respect of which it is providing this certificate, (ii) its direct or indirect partners or members are the sole beneficial owners of such participation, (iii) with respect such participation, neither the undersigned nor any of its direct or indirect partners or members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code, (iv) none of its direct or indirect partners or members is a ten percent shareholder of a Borrower within the meaning of Section 871(h)(3)(B) of the Internal Revenue Code and (v) none of its direct or indirect partners or members is a controlled foreign corporation related to a Borrower as described in Section 881(c)(3)(C) of the Internal Revenue Code. The undersigned has furnished its participating Lender with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or W-8BEN-E or (ii) an IRS Form W- 8IMY accompanied by an IRS Form W-8BEN or W-8BEN-E from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

LEGAL_US_E # 188864993.17 2 [NAME OF PARTICIPANT] By: Name: Title: Date: ________ __, 20[ ]

EXHIBIT 2.09(d)-4 U.S. TAX COMPLIANCE CERTIFICATE (For Foreign Lenders That Are Partnerships For U.S. Federal Income Tax Purposes) Reference is hereby made to the Financing Agreement dated as of August 29, 2025 (as amended, supplemented or otherwise modified from time to time, the “Financing Agreement”), by and among DIGITAL TURBINE, INC., a Delaware corporation (the “Parent”), each subsidiary of the Parent listed as a “Borrower” on the signature pages thereto (together with the Parent and each other Person that executes a joinder agreement and becomes a “Borrower” thereunder, each a “Borrower” and collectively, the “Borrowers”), each subsidiary of the Parent listed as a “Guarantor” on the signature pages thereto (together with each other Person that executes a joinder agreement and becomes a “Guarantor” thereunder, each a “Guarantor” and collectively, the “Guarantors”), the lenders from time to time party thereto (each a “Lender” and collectively, the “Lenders”), Blue Torch Finance LLC, a Delaware limited liability company (“Blue Torch”), as collateral agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the “Collateral Agent”), and Blue Torch, as administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent” and together with the Collateral Agent, each an “Agent” and collectively, the “Agents”). Unless otherwise defined herein, terms defined in the Financing Agreement and used herein shall have the meanings given to them in the Financing Agreement. Pursuant to the provisions of Section 2.09(d) of the Financing Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the Loan or Loans (as well as any Note evidencing any such Loan) in respect of which it is providing this certificate, (ii) its direct or indirect partners or members are the sole beneficial owners of such Loan or Loans (as well as any Note evidencing such Loan), (iii) with respect to the extension of credit pursuant to this Financing Agreement or any other Loan Document, neither the undersigned nor any of its direct or indirect partners or members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code, (iv) none of its direct or indirect partners or members is a ten percent shareholder of a Borrower within the meaning of Section 871(h)(3)(B) of the Internal Revenue Code and (v) none of its direct or indirect partners or members is a controlled foreign corporation related to a Borrower as described in Section 881(c)(3)(C) of the Internal Revenue Code. The undersigned has furnished the Administrative Agent and the Administrative Borrower with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or W-8BEN-E or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or W-8BEN-E from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Administrative Borrower and the Administrative Agent, and (2) the undersigned shall have at all times furnished the Administrative Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

[NAME OF LENDER] By: Name: Title: Date: ________ __, 20[ ]